            As filed with the Securities and Exchange Commission on July 2, 1998
                                                                File No. 33-2610
                                                               File No. 811-4550


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                            REGISTRATION STATEMENT
                   UNDER THE SECURITIES ACT OF 1933      [X]

                 Post-Effective Amendment No. 47         [X]

                                      and

                            REGISTRATION STATEMENT
                UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                               Amendment No. 49          [X]

                              THE MAINSTAY FUNDS
                              ------------------
              (Exact Name of Registrant as Specified in Charter)
                               51 Madison Avenue
                           New York, New York 10010
                   ----------------------------------------
                   (Address of Principal Executive Offices)
                                (212) 576-5773
                   ----------------------------------------
             (Registrant's Telephone Number, including Area Code)

                                                with a copy to:
A. Thomas Smith III, Esq.                       Jeffrey L. Steele, Esq.
The MainStay Funds                              Dechert Price & Rhoads
51 Madison Avenue                               1775 Eye Street, N.W.
New York, New York  10010                       Washington, DC  20006
--------------------------------------------------------------------------------

                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]          Immediately upon filing pursuant to paragraph (b), or

[ ]          on (           ) pursuant to paragraph (b), or

[ ]          60 days after filing pursuant to paragraph (a)(1), or

[X]          on September 1, 1998 pursuant to paragraph (a)(1), or

[ ]          75 days after filing pursuant to paragraph (a)(2), or

[ ]          on (           ) pursuant to paragraph (a)(2), of Rule 485.


--------------------------------------------------------------------------------

                          PROSPECTUS AND STATEMENT OF
                       ADDITIONAL INFORMATION RELATING TO
                               THE MAINSTAY FUNDS


CROSS REFERENCE SHEET


This Post-Effective Amendment No.47 contains a Prospectus and Statement of Additional Information relating to the following 15 of The MainStay Funds' (the "Trust's") 22 series: Capital Appreciation Fund, Equity Index Fund, International Equity Fund, Convertible Fund, Strategic Value, Total Return Fund, Value Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, Money Market Fund, Stategic Income Fund, California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund; and a separate Prospectus and Statement of Additional Information relating to the following 7 of the Trust's 22 series: Small Cap Growth Fund, Small Cap Value Fund, Blue Chip Growth Fund, Equity Income Fund, Growth Opportunities Fund, Research Value Fund and Global High Yield Fund.

                          Items Required by Form N-1A
                          ---------------------------

Item Number in Part A         Prospectus Caption
---------------------         ------------------

     1                        Cover Page

     2                        Tell Me the Key Facts - Analyze the Cost of
                              Investing: Two Kinds of Fees; If you invest
                              $1,000, you might pay

     3                        Financial Highlights

     4                        Tell Me the Key Facts - Descriptions of Each Fund;
                              General Investment Considerations; Tell Me the Details - The Trust; Other Information About the Funds; Description of Investments and Investment Practices; Investment Restrictions

     5                        Tell Me the Key Facts - Descriptions of Each Fund;
                              Know With Whom You're Investing; Tell Me the
                              Details - The Trust; Manager, Sub-Advisers and Distributor

     5A                       See Annual Reports

     6 Tell Me the Key Facts - Decide whether to pay a sales charge now, later or maybe never; Decide How to Receive Your Earnings; Understand the Tax

                              Consequences; Know Your Rights as a Shareholder; Tell Me the Details -The Trust; Alternative Sales Arrangements; Portfolio Transactions; Tax Information

Item Number in Part A               Prospectus Caption
---------------------               ------------------

     7 Tell Me the Key Facts - Decide whether to pay a sales charge now, later or maybe never; Consider Reducing Your Sales Charge; Open an Account and Buy Shares; Know with Whom You're Investing; Tell Me the Details -Manager, Sub-Advisers and Distributor; How to Purchase Shares of the Funds; Alternative Sales Arrangements

     8 Tell Me the Key Facts - Know How to Sell and Exchange Shares; Tell Me the Details -Redemptions, Repurchases and Exchanges

     9                        Not Applicable

Item Number in Part B               Statement of Additional Information Caption
---------------------               -------------------------------------------

     10                       Cover Page

     11                       Table of Contents

     12                       Organization and Capitalization

     13 Additional Investment Policies Of The Money Market Fund; Investment Practices Common to Multiple Funds; Additional Fundamental Investment Restrictions; Additional Non-Fundamental
                              Investment Restrictions

     14                       Trustees and Officers

     15                       Trustees and Officers; Other Information

     16                       The Manager, the Sub-Advisers and the Distributor

     17                       Portfolio Transactions and Brokerage

     18                       Organization and Capitalization

     19                       Shareholder Investment Account; Redemption and
                              Repurchase; Net Asset Value

     20                       Tax Status

     21                       The Manager, the Sub-Advisers and the Distributor

     22                       Calculation of Performance; Quotations; Tax Status

     23                       Financial Statements

--------------------------------------------------------------------------------
The MainStay Funds Prospectus                                  September 1, 1998
--------------------------------------------------------------------------------


================================================================================
Read This!
================================================================================

These Funds aren't federally insured or guaranteed by the U.S. government--even if you're investing through a bank. Shares of these Funds are not deposits or obligations of, or guaranteed or insured by any financial institution, the Federal Deposit Insurance Corporation, or any other government agency. Investments in the Funds are subject to investment risks, including possible loss of principal (see "Description of Investments and Investment Practices" on page 73).

No guarantees. There are no guarantees that a Fund will meet its objectives. All mutual funds involve risk, including the potential to lose some or all of your original investment. Except for money market funds, the price of a mutual fund share will fluctuate and, when sold, may be higher or lower than your original purchase price. Furthermore, although the Money Market Fund attempts to maintain a stable net asset value of $1 per share, there can be no assurance that it will succeed in doing so.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
Please read this Prospectus carefully before you invest and keep it for future reference. It includes information you should know before investing. We hope you will easily find and understand the information you need but if you have any suggestions for improvement--or if you need any help--please ask your Registered Representative.

For even more details, write to NYLIFE Distributors Inc., 300 Interpace Parkway, Building A, Parsippany, N.J. 07054, call 1-800-MAINSTAY (1-800-624-6782), or visit our website at http://www.mainstayfunds.com.

The Statement of Additional Information (SAI) is incorporated by reference into this Prospectus and also has been filed with the Securities and Exchange Commission (SEC). For a free copy of the SAI write to NYLIFE Distributors, Inc. or call 1-800-MAINSTAY. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.
--------------------------------------------------------------------------------

The following 15 MainStay Funds are offered in this Prospectus.


================================================================================
Growth
================================================================================
Capital Appreciation Fund ...........................................   page 42
Equity Index Fund ...................................................   page 43
International Equity Fund ...........................................   page 44

================================================================================
Growth & Income
================================================================================
Convertible Fund ....................................................   page 45
Total Return Fund ...................................................   page 46
Strategic Value Fund ................................................   page 47
Value Fund ..........................................................   page 48

================================================================================
Income
================================================================================
Government Fund .....................................................   page 49
High Yield Corporate Bond Fund ......................................   page 50
International Bond Fund .............................................   page 51
Money Market Fund ...................................................   page 52
Strategic Income Fund ...............................................   page 53

================================================================================
Tax Free
================================================================================
California Tax Free Fund ............................................   page 54
New York Tax Free Fund ..............................................   page 55
Tax Free Bond Fund ..................................................   page 56


                            [LOGO] MainStay(R) Funds

                       This page intentionally left blank

--------------------------------------------------------------------------------
                                 What's Inside?
--------------------------------------------------------------------------------


================================================================================
Tell Me Quickly                                                             page
================================================================================
The MainStay Funds ........................................................   1

A Quick Overview...Understanding The MainStay Funds .......................   4

================================================================================
Tell Me the Key Facts
================================================================================

Analyze the Costs of Investing: Two Kinds of Fees .........................   6

If You Invest $1,000, You Might Pay... ....................................   6

Financial Highlights ......................................................  16

Descriptions of Each Fund .................................................  42

General Investment Considerations .........................................  57

Decide Whether to Pay a Sales Charge Now, Later...or Maybe Never ..........  59

Consider Reducing Your Sales Charge .......................................  62

Open an Account/Buy Shares ................................................  63

Know How to Sell and Exchange Shares ......................................  65

Decide How to Receive Your Earnings .......................................  67

Understand the Tax Consequences ...........................................  68

Know With Whom You're Investing ...........................................  69

Know Your Rights as a Shareholder .........................................  71

================================================================================
Tell Me the Details
================================================================================

The Trust .................................................................  72

Other Information About the Funds .........................................  72

Description of Investments and Investment Practices .......................  77

Manager, Sub-Advisers and Distributor .....................................  83

How to Purchase Shares of the Funds .......................................  84

Alternative Sales Arrangements ............................................  86

Redemptions and Exchanges .................................................  89

Tax-Deferred Retirement Plans .............................................  91

Net Asset Value ...........................................................  91

Portfolio Transactions ....................................................  91

Tax Information ...........................................................  91

Other Information .........................................................  92

Appendix A: Description of Securities Ratings .............................  93

Appendix B: Taxable Equivalent Yield Table ................................  95


================================================================================
                                Tell Me Quickly
================================================================================

--------------------------------------------------------------------------------
                               A Quick Overview...
--------------------------------------------------------------------------------

Investing in a mutual fund may seem complicated, but it may be easier when you go through a Registered Representative.

He or she can do many of the administrative tasks--and help you confidently manage the rest.

-------
   1
-------

================================================================================
Set your investment priorities
================================================================================

Decide if they are:

o    protecting what you have,

o    receiving income from dividends,

o    participating in the potential for greater investment returns, or

o    a combination of any of the above.

How much risk of losing money are you willing to take, how aggressive are you willing to be to try to make money? This two-part question may be the most difficult question in the world of investing. Start with your gut feeling--then talk it over with your Registered Representative. This is also an appropriate time to talk about your investment goals. Your Registered Representative may have some ideas you haven't considered.

--------------------------------------------------------------------------------

-------
   2
-------

================================================================================
Study the Funds' objectives, policies, and risks
================================================================================

Focus on the Funds that seem to be seeking your objectives. Read about the people who manage each Fund. Understand the types of securities in which each Fund invests and the risks associated with those investments.

Talk with your Registered Representative.

For key facts about and risks associated with the Funds, see pages 40-54. For more detailed information, see "Tell Me the Details" in this prospectus and see the SAI.

--------------------------------------------------------------------------------

-------
   3
-------

================================================================================
Evaluate each Fund's track record, fees and expenses
================================================================================

Turn to pages 14-39 for Financial Highlights. Read down the columns (by year) and find, in particular, the beginning and ending share prices, the amount of income produced, and the "total investment return" figures to see how each Fund has done in the past.

Don't just look at recent performance, which may or may not be repeated. Read the "total investment return" for each year to look for a performance pattern. Remember, though, no fund can ever guarantee it will continue to perform at the same levels.

Understand one-time and ongoing fees.

See the tables beginning on page 7 for your Fund's one-time and ongoing fees and the impact of those costs on a $1,000 investment.

--------------------------------------------------------------------------------

-------
   7
-------

================================================================================
Open an account/Buy shares
================================================================================

To open an account, fill out an application, and have your Registered Representative place the order. He or she can be invaluable here.

Make sure to provide complete information, including who will own the account, and certify your Social Security number or Taxpayer I.D. number. This is also the time to decide how you want to receive earnings--in cash or additional shares--and whether you want telephone privileges and to make other choices that will affect how you access your investments. (You may also place the order directly with MainStay.)

For more on opening an account--including opening an account directly--see page 59.

--------------------------------------------------------------------------------

-------
   8
-------

================================================================================
See how many shares your money will buy

================================================================================

You can calculate the number of shares of a Fund your money buys using a simple equation: (1) subtract the amount of any sales charge, then (2) divide the remaining amount of your investment by the price of one share of the Fund.

Each Fund's share price (NAV or "net asset value") is calculated at the close of business of the New York Stock Exchange, normally 4:00 PM Eastern time, each business day (except for the Money Market Fund, which is calculated at noon). The number of shares you receive is based on the NAV next calculated after your order is received. You'll receive written confirmation of your purchase.

To learn more, see pages 60 and 87.

--------------------------------------------------------------------------------

-------
   9
-------

================================================================================
Ongoing fees

================================================================================

Every mutual fund pays fees for services. These may include distribution and marketing, investment management, and shareholder services. Fees may be charged on different schedules but the Fund accrues these expenses daily. You're not charged directly, the Fund pays the fees to the firms who provide the services, and then deducts the amounts from the Fund's assets. This, consequently, reduces the NAV of your shares.

To learn more, see pages 6-12.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       ...Understanding The MainStay Funds
--------------------------------------------------------------------------------

-------
   4
-------

================================================================================
Decide how much to invest in each Fund
================================================================================

You may split your investment among as many MainStay Funds as you desire. The initial investment, however, must be at least $500 in each Fund ($1,000 for the Money Market Fund and Equity Index Fund), then $50 thereafter (except for the Equity Index Fund, which requires $1,000).

--------------------------------------------------------------------------------
-------
   5
-------

================================================================================
Decide when to pay the sales charge: now or later. . . or maybe never
================================================================================


There may be a sales charge on share purchases. You may choose to pay it when you invest (and you'll own "Class A" shares), or defer it until you sell, according to a sliding scale based on the number of years you own the shares (you'll own "Class B" shares). The sliding scale drops from 5% in the first year to 0% after six years. Alternatively, you may pay no sales charge--unless you sell your shares within one year of purchase (you'll own "Class C" shares).

Purchasing Class B or Class C shares allows you to buy more shares, but you'll pay higher ongoing fees than Class A shareholders, which will reduce any earnings paid to you.

Class B shares will be automatically converted to Class A shares on or about December 31, 2005 or at the end of the calendar quarter occurring eight years after the date a shareholder purchased their shares, whichever is later. There is no conversion feature applicable to Class C shares. [Thus, Class C shareholders pay higher ongoing fees than Class A shareholders for the life of their investment.]


For a list of the pros and cons of each choice, see pages 60 and 61.

--------------------------------------------------------------------------------

-------
   6
-------

================================================================================
Consider reducing the sales charge
================================================================================

There are also many ways to reduce or eliminate your sales charges, including combining purchases, signing up for a letter of intent, or others. There are no sales charges for reinvesting earnings.

See page 58 for details.

--------------------------------------------------------------------------------

-------
   10
-------

================================================================================
Earn dividends and capital gains
================================================================================

Your Fund may earn money through interest payments, dividend payments, or through capital appreciation of the securities it owns. The Fund periodically distributes these earnings to you, based on the number of shares you own.

You should check how often a Fund makes distributions, especially if current income is important to you.

You may elect to have earnings sent to you, have them automatically reinvested in more shares (with no sales charge) or a combination of both.

To learn more, see page 63.

--------------------------------------------------------------------------------

-------
   11
-------

================================================================================
Exchange shares/ Redeem shares
================================================================================

You generally may redeem your shares on any business day. The Fund will redeem shares at the current NAV and send you a check. If you wish, you may exchange shares of one Fund for shares of another. You can only exchange shares of the same class. An exchange is considered a sale of one Fund and a purchase of another and may have tax consequences.


If you own Class B or Class C shares you may pay a charge when you redeem your shares, depending on the length of time you've held the shares. MainStay provides a number of convenient ways to redeem your shares.


If you buy $1 million or more of Class Ashares and redeem them within a year of the purchase, you may pay a sales charge.

To learn more, see pages 61-62 and 84-86.

--------------------------------------------------------------------------------

-------
   12
-------

================================================================================
Manage your taxes/ Align your goals
================================================================================

If you've made a profit on your investment--either through dividends, distributions, or capital gains, you may have to pay taxes at tax time (consult your tax adviser).

Be aware that even a tax-free fund may earn taxable income for you. Also be aware that your Fund may earn 1998 income that will be paid to you in January, 1999, but will apply to your 1998 tax return.

To learn more, see page 64.

--------------------------------------------------------------------------------

-------
   13
-------

================================================================================
Know your rights/ Stay informed
================================================================================

Most of all, you have the right to ask questions--and have them answered intelligently. You may call your Registered Representative at any time.

MainStay will send you a quarterly statement (a monthly statement for the Money Market Fund), a confirmation of each transaction, and annual and semiannual reports on your Fund's status and investments.

To learn more, see page 67.

--------------------------------------------------------------------------------

================================================================================
                              Tell Me The Key Facts
================================================================================

--------------------------------------------------------------------------------
                Analyze the Costs of Investing: Two Kinds of Fees
--------------------------------------------------------------------------------


To help you understand the costs of investing in a MainStay Fund, we've provided expense information based on the expenses paid by each Fund for the most recent fiscal year, except Strategic Value Fund for which expenses are estimated. The expenses payable by Class C shares have also been estimated as Class C shares were not offered prior to September 1, 1998. Because some expenses are based on the value of each Fund's assets, which fluctuates daily, you should only use these figures as hypothetical examples of what you might actually pay.


One-time fees. You may pay one-time transaction fees: a sales charge (commission) for each separate investment or redemption, as applicable. See pages 82-84 for more details.

Ongoing fees. Each Fund pays ongoing operating fees to the manager, custodians and other professionals who provide services to the Fund. These fees are billed to the Fund and then factored into the share price. They're not billed to you separately, but they do reduce the value of each share you own. See pages 79-80 for more details.


Management fees pay for the investment sub-advisers who invest your money and others for their administrative duties such as keeping records and providing you with statements and reports. The Rule 12b-1 fees shown on pages 7-11 pay, for example, commissions and marketing/promotional expenses. "Other" includes legal, auditing, custodian, and other fees. See pages 79-80 for more details on fees.


--------------------------------------------------------------------------------
Why read about costs? Costs are important since they may lower your earnings. For example, a Fund with higher costs must perform better just to equal the return of a Fund with lower costs. All things being equal, therefore, a lower-cost Fund will begin with an advantage.

Lower fees alone, however, will not guarantee better total return performance. For example, a Fund with no up-front sales charge may actually have higher ongoing expenses. It may also leave you without a Registered Representative to advise you. Before investing, you should be sure you understand the nature of different costs.

Investing a million? The up-front sales charge is waived on investments of $1 million or more in Class A shares. But, there may be a contingent deferred sales charge of 1% on redemptions (sales of shares) made within a year of the purchase date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     If You Invest $1,000, You Might Pay...
--------------------------------------------------------------------------------

The "Examples" on the following pages are provided to help you understand the various costs and expenses that an investor in each Fund will bear directly or indirectly.

The examples on pages 7-12 are based on a hypothetical 5% annual return on an investment of $1,000, conversion of Class B shares to Class A shares after 8 years and the annual fund operating expenses reflected in each chart under Sales Charges and Operating Expenses. Each pie chart illustrates the expenses that would be paid by a shareholder for shares held for a period of five years with the same assumptions.

The actual return on your investment, of course, may be more or less than 5%, and the actual expenses may also be more or less than those shown. This, of course, depends on a variety of factors, including the performance of the Fund. The figures in the following charts, therefore, do not represent how your investment will perform, nor do they show how the Funds have actually performed in the past. They are strictly hypothetical examples.

--------------------------------------------------------------------------------
     Take Note: The lowest sales charge won't always be the least expensive option.
--------------------------------------------------------------------------------

The contingent deferred sales charge for Class B shares declines the longer you stay invested in the Fund (from 5% in year one to 0% after six years) and the contingent deferred sales charge for Class C shares only applies for one year following purchase; but even if your sales charge drops to 0%, your cost over time might be more than the cost of paying the full up-front sales charge. Notice the examples on the following pages: you pay higher 12b-1 fees (which are ongoing fees) with Class B and Class C shares. However, if you hold Class B shares for eight years, they will automatically be converted to Class A shares which pay lower 12b-1 fees.
Class C shares do not convert.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sales Charges and Operating Expenses
--------------------------------------------------------------------------------

================================================================================
CAPITAL APPRECIATION FUND                        CLASS A    CLASS B    CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        5.50%       None      None



Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees(2)                                0.55%       0.55%     0.55%
12b-1 Fees(3)                                     0.25%       1.00%     1.00%
Other Expenses                                    0.29%       0.29%     0.29%
                                                  ----        ----      ----


Total Fund Operating Expenses
  After Reimbursement(2)                          1.09%       1.84%     1.84%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 66          $ 19             $ 69                     $ 19             $  29
Expenses after 3 years  $ 88          $ 58             $ 88                     $ 58             $  58
Expenses after 5 years  $112          $100             $120                     $ 100            $  100
Expenses after 10 years $181          $196             $196                     $ 216            $  216



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 55 up-front sales charge         $ 20 deferred sales charge        $  0  deferred sales charge
     29 management fees                 30 management fees                30  management fees
     13 12b-1 fees                      54 12b-1 fees                     54  12b-1 fees
     15 other expenses                  16 other expenses                 16  other expenses
   --------------------------         --------------------------         --------------------------
   $112 total sales charges           $120 total sales charges          $100  total sales charges
        and expenses                       and expenses                       and expenses



================================================================================
EQUITY INDEX FUND                                CLASS A    CLASS B    CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        3.00%       N/A      N/A



Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees(4)                                0.47%
12b-1 Fees(3)                                     0.25%
Other Expenses                                    0.24%
                                                  ----


Total Fund Operating Expenses(4)                  0.96%
                                                  ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 40          N/A                                       N/A
Expenses after 3 years  $ 60
Expenses after 5 years  $ 81
Expenses after 10 years $144

[THE FOLLOWING TABLE WAS REPRESENTED BY
  A PIE CHART IN THE PRINTED MATERIAL.]

   $ 30 up-front sales charge
     25 management fees
     13 12b-1 fees
     13 other expenses
   --------------------------
   $ 81 total sales charges
        and expenses


--------------------------------------------------------------------------------
Sales Charges and Operating Expenses
--------------------------------------------------------------------------------

================================================================================
INTERNATIONAL EQUITY FUND                        CLASS A    CLASS B    CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        5.50%       None      None



Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                   1.00%       1.00%     1.00%
12b-1 Fees(3)                                     0.25%       1.00%     1.00%
Other Expenses                                    0.76%       0.76%     0.76%
                                                  ----        ----      ----


Total Fund Operating Expenses                     2.01%       2.76%     2.76%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 74          $ 28             $ 78                     $ 28             $ 38
Expenses after 3 years  $115          $ 86             $116                     $ 86             $ 86
Expenses after 5 years  $157          $146             $166                     $146             $146
Expenses after 10 years $276          $291             $291                     $309             $309



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 55 up-front sales charge         $ 20 deferred sales charge         $  0 deferred sales charge
     51 management fees                 53 management fees                 53 management fees
     13 12b-1 fees                      53 12b-1 fees                      53 12b-1 fees
     38 other expenses                  40 other expenses                  40 other expenses
   --------------------------         --------------------------         --------------------------
   $157 total sales charges           $166 total sales charges           $146 total sales charges
        and expenses                       and expenses                       and expenses



================================================================================
CONVERTIBLE FUND                                 CLASS A    CLASS B    CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        5.50%       None      None



Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                   0.72%       0.72%     0.72%
12b-1 Fees(3)                                     0.25%       1.00%     1.00%
Other Expenses                                    0.48%       0.48%     0.48%
                                                  ----        ----      ----


Total Fund Operating Expenses                     1.45%       2.20%     2.20%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 69          $ 22             $ 72                     $ 22             $ 32
Expenses after 3 years  $ 98          $ 69             $ 99                     $ 69             $ 69
Expenses after 5 years  $130          $118             $138                     $118             $118
Expenses after 10 years $219          $234             $234                     $253             $253



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 55 up-front sales charge         $ 20 deferred sales charge         $  0 deferred sales charge
     37 management fees                 38 management fees                 38 management fees
     13 12b-1 fees                      54 12b-1 fees                      54 12b-1 fees
     25 other expenses                  26 other expenses                  26 other expenses
   --------------------------         --------------------------         --------------------------
   $130 total sales charges           $138 total sales charges           $118 total sales charges
        and expenses                       and expenses                       and expenses


--------------------------------------------------------------------------------
Sales Charges and Operating Expenses
--------------------------------------------------------------------------------

================================================================================
TOTAL RETURN FUND                                CLASS A    CLASS B    CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        5.50%       None      None



Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees(5)                                0.62%       0.62%     0.62%
12b-1 Fees(3)                                     0.25%       1.00%     1.00%
Other Expenses                                    0.28%       0.28%     0.28%
                                                  ----        ----      ----


Total Fund Operating Expenses
  After Reimbursement(5)                          1.15%       1.90%     1.90%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 66          $ 19             $ 69                     $ 19             $ 29
Expenses after 3 years  $ 90          $ 60             $ 90                     $ 60             $ 60
Expenses after 5 years  $115          $103             $123                     $103             $103
Expenses after 10 years $187          $202             $202                     $222             $222



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 55 up-front sales charge         $ 20 deferred sales charge         $  0 deferred sales charge
     32 management fees                 34 management fees                 34 management fees
     13 12b-1 fees                      54 12b-1 fees                      54 12b-1 fees
     15 other expenses                  15 other expenses                  15 other expenses
   --------------------------         --------------------------         --------------------------
   $115 total sales charges           $123 total sales charges           $103 total sales charges
        and expenses                       and expenses                       and expenses



================================================================================
STRATEGIC VALUE FUND                             CLASS A    CLASS B    CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        5.50%       None      None



Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                   0.75%       0.75%     0.75%
12b-1 Fees(3)                                     0.25%       1.00%     1.00%
Other Expenses(6)                                 0.57%       0.57%     0.57%
                                                  ----        ----      ----


Total Fund Operating Expenses(6)                  1.57%       2.32%     2.32%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 70          $ 24             $ 74                     $ 24             $ 34
Expenses after 3 years  $102          $ 72             $102                     $ 72             $ 72



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 55 up-front sales charge         $ 30 deferred sales charge         $  0 deferred sales charge
     22 management fees                 23 management fees                 23 management fees
      8 12b-1 fees                      31 12b-1 fees                      31 12b-1 fees
     17 other expenses                  18 other expenses                  18 other expenses
   --------------------------         --------------------------         --------------------------
   $102 total sales charges           $102 total sales charges           $ 72 total sales charges
        and expenses                       and expenses                       and expenses


--------------------------------------------------------------------------------
Sales Charges and Operating Expenses
--------------------------------------------------------------------------------

================================================================================
VALUE FUND                                       CLASS A    CLASS B    CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        5.50%       None      None



Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                   0.57%       0.57%     0.57%
12b-1 Fees(3)                                     0.25%       1.00%     1.00%
Other Expenses                                    0.29%       0.29%     0.29%
                                                  ----        ----      ----


Total Fund Operating Expenses                     1.11%       1.86%     1.86%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 66          $ 19             $ 69                     $ 19             $ 29
Expenses after 3 years  $ 88          $ 58             $ 88                     $ 58             $ 58
Expenses after 5 years  $113          $101             $121                     $101             $101
Expenses after 10 years $183          $198             $198                     $218             $218



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 55 up-front sales charge         $ 20 deferred sales charge         $  0 deferred sales charge
     30 management fees                 31 management fees                 31 management fees
     13 12b-1 fees                      54 12b-1 fees                      54 12b-1 fees
     15 other expenses                  16 other expenses                  16 other expenses
   --------------------------         --------------------------         --------------------------
   $113 total sales charges           $121 total sales charges           $101 total sales charges
        and expenses                       and expenses                       and expenses



================================================================================
GOVERNMENT FUND                                  CLASS A    CLASS B    CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        4.50%       None      None



Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                   0.60%       0.60%     0.60%
12b-1 Fees(3)                                     0.25%       1.00%     1.00%
Other Expenses                                    0.24%       0.24%     0.24%
                                                  ----        ----      ----


Total Fund Operating Expenses
  After Reimbursement                             1.09%       1.84%     1.84%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 56          $ 19             $ 69                     $ 19             $ 29
Expenses after 3 years  $ 78          $ 58             $ 88                     $ 58             $ 58
Expenses after 5 years  $102          $100             $120                     $100             $100
Expenses after 10 years $172          $196             $196                     $216             $216



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 45 up-front sales charge         $ 20 deferred sales charge         $  0 deferred sales charge
     31 management fees                 33 management fees                 33 management fees
     13 12b-1 fees                      54 12b-1 fees                      54 12b-1 fees
     13 other expenses                  13 other expenses                  13 other expenses
   --------------------------         --------------------------         --------------------------
   $102 total sales charges           $120 total sales charges           $100 total sales charges
        and expenses                       and expenses                       and expenses


--------------------------------------------------------------------------------
Sales Charges and Operating Expenses
--------------------------------------------------------------------------------

================================================================================
HIGH YIELD CORPORATE BOND FUND                   CLASS A    CLASS B    CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        4.50%       None      None



Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees(7)                                0.56%       0.56%     0.56%
12b-1 Fees(3)                                     0.25%       1.00%     1.00%
Other Expenses                                    0.20%       0.20%     0.20%
                                                  ----        ----      ----


Total Fund Operating Expenses
  After Reimbursement(7)                          1.01%       1.76%     1.76%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 55          $ 18             $ 68                     $ 18             $ 28
Expenses after 3 years  $ 76          $ 55             $ 85                     $ 55             $ 55
Expenses after 5 years  $ 98          $ 95             $115                     $ 95             $ 95
Expenses after 10 years $163          $187             $187                     $207             $207



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 45 up-front sales charge         $ 20 deferred sales charge         $  0 deferred sales charge
     29 management fees                 30 management fees                 30 management fees
     13 12b-1 fees                      54 12b-1 fees                      54 12b-1 fees
     11 other expenses                  11 other expenses                  11 other expenses
   --------------------------         --------------------------         --------------------------
   $ 98 total sales charges           $115 total sales charges           $ 95 total sales charges
        and expenses                       and expenses                       and expenses



================================================================================
INTERNATIONAL BOND FUND                          CLASS A    CLASS B    CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        4.50%       None      None



Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees(8)                                0.40%       0.40%     0.40%
12b-1 Fees(3)                                     0.25%       1.00%     1.00%
Other Expenses                                    0.91%       0.91%     0.91%
                                                  ----        ----      ----


Total Fund Operating Expenses
  After Reimbursement(8)                          1.56%       2.31%     2.31%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 60          $ 23             $ 73                     $ 23             $ 33
Expenses after 3 years  $ 92          $ 72             $102                     $ 72             $ 72
Expenses after 5 years  $126          $126             $144                     $124             $124
Expenses after 10 years $222          $246             $246                     $265             $265



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 45 up-front sales charge         $ 20 deferred sales charge         $  0 deferred sales charge
     21 management fees                 21 management fees                 21 management fees
     13 12b-1 fees                      54 12b-1 fees                      54 12b-1 fees
     47 other expenses                  49 other expenses                  49 other expenses
   --------------------------         --------------------------         --------------------------
   $126 total sales charges           $144 total sales charges           $124 total sales charges
        and expenses                       and expenses                       and expenses


--------------------------------------------------------------------------------
Sales Charges and Operating Expenses
--------------------------------------------------------------------------------

================================================================================
STRATEGIC INCOME FUND                            CLASS A    CLASS B    CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        4.50%       None      None



Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees(9)                                0.56%       0.56%     0.60%
12b-1 Fees(3)                                     0.25%       1.00%     1.00%
Other Expenses                                    0.64%       0.64%     0.64%
                                                  ----        ----      ----


Total Fund Operating Expenses(9)                  1.45%       2.20%     2.24%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 59          $ 22             $ 72                     $                $
Expenses after 3 years  $ 89          $ 69             $ 99                     $                $
Expenses after 5 years  $121          $118             $138                     $                $
Expenses after 10 years $211          $234             $234                     $                $



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 45 up-front sales charge         $ 20 deferred sales charge         $    deferred sales charge
     29 management fees                 30 management fees                    management fees
     13 12b-1 fees                      54 12b-1 fees                         12b-1 fees
     34 other expenses                  34 other expenses                     other expenses
   --------------------------         --------------------------         --------------------------
   $121 total sales charges           $138 total sales charges           $    total sales charges
        and expenses                       and expenses                       and expenses



================================================================================
MONEY MARKET FUND                                CLASS A    CLASS B    CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        None        None      None



Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        None      None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees(10)                               0.25%       0.25%     0.25%
12b-1 Fees(3)                                     None        None      None
Other Expenses                                    0.45%       0.45%     0.45%
                                                  ----        ----      ----


Total Fund Operating Expenses
  After Reimbursement(10)                         0.70%       0.70%     0.70%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $  7             7             $  7                     $  7             $  7
Expenses after 3 years  $ 22          $ 22             $ 22                     $ 22             $ 22
Expenses after 5 years  $ 39          $ 39             $ 39                     $ 39             $ 39
Expenses after 10 years $ 87          $ 87             $ 87                     $ 87             $ 87



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $  0 up-front sales charge         $  0 deferred sales charge         $  0 deferred sales charge
     14 management fees                 14 management fees                 14 management fees
      0 12b-1 fees                       0 12b-1 fees                       0 12b-1 fees
     25 other expenses                  25 other expenses                  25 other expenses
   --------------------------         --------------------------         --------------------------
   $ 39 total sales charges           $ 39 total sales charges           $ 39 total sales charges
        and expenses                       and expenses                       and expenses


--------------------------------------------------------------------------------
Sales Charges and Operating Expenses
--------------------------------------------------------------------------------

================================================================================
CALIFORNIA TAX FREE FUND                         CLASS A    CLASS B    CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        4.50%       None      None



Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees(11)                               0.48%       0.48%     0.48%
12b-1 Fees(3)                                     0.25%       0.50%     1.00%
Other Expenses                                    0.51%       0.51%     0.51%
                                                  ----        ----      ----


Total Fund Operating Expenses
  After Reimbursement(11)                         1.24%       1.49%     1.99%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 57          $ 15             $ 65                     $                $
Expenses after 3 years  $ 83          $ 47             $ 77                     $                $
Expenses after 5 years  $110          $ 81             $101                     $                $
Expenses after 10 years $188          $171             $171                     $                $



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 45 up-front sales charge         $ 20 deferred sales charge         $    deferred sales charge
     25 management fees                 26 management fees                    management fees
     13 12b-1 fees                      27 12b-1 fees                         12b-1 fees
     27 other expenses                  28 other expenses                     other expenses
   --------------------------         --------------------------         --------------------------
   $110 total sales charges           $101 total sales charges           $    total sales charges
        and expenses                       and expenses                       and expenses



================================================================================
NEW YORK TAX FREE FUND                           CLASS A    CLASS B    CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        4.50%       None      None



Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees(11)                               0.33%       0.33%     0.33%
12b-1 Fees(3)                                     0.25%       0.50%     1.00%
Other Expenses                                    0.66%       0.66%     0.66%
                                                  ----        ----      ----


Total Fund Operating Expenses
  After Reimbursement(11)                         1.24%       1.49%     1.99%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 57          $ 15             $ 65                     $                $
Expenses after 3 years  $ 83          $ 47             $ 77                     $                $
Expenses after 5 years  $110          $ 81             $101                     $                $
Expenses after 10 years $188          $171             $171                     $                $



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 45 up-front sales charge         $ 20 deferred sales charge         $    deferred sales charge
     17 management fees                 18 management fees                    management fees
     13 12b-1 fees                      27 12b-1 fees                         12b-1 fees
     35 other expenses                  36 other expenses                     other expenses
   --------------------------         --------------------------         --------------------------
   $110 total sales charges           $101 total sales charges           $    total sales charges
        and expenses                       and expenses                       and expenses



================================================================================
TAX FREE BOND FUND                               CLASS A    CLASS B    CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        4.50%       None      None



Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                   0.60%       0.60%     0.60%
12b-1 Fees(3)                                     0.25%       0.50%     1.00%
Other Expenses                                    0.16%       0.16%     0.16%
                                                  ----        ----      ----


Total Fund Operating Expenses                     1.01%       1.26%     1.76%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 55          $ 13             $ 63                     $                $
Expenses after 3 years  $ 76          $ 40             $ 70                     $                $
Expenses after 5 years  $ 98          $ 69             $ 89                     $                $
Expenses after 10 years $163          $145             $145                     $                $



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 45 up-front sales charge         $ 20 deferred sales charge         $    deferred sales charge
     32 management fees                 33 management fees                    management fees
     13 12b-1 fees                      27 12b-1 fees                         12b-1 fees
      8 other expenses                   9 other expenses                     other expenses
   --------------------------         --------------------------         --------------------------
   $ 98 total sales charges           $ 89 total sales charges           $    total sales charges
        and expenses                       and expenses                       and expenses


--------------------------------------------------------------------------------
Sales Charges and Operating Expenses                                    Examples
--------------------------------------------------------------------------------


(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. However, because front-end sales charges are waived on investments in Class A shares of $1 million or more, a contingent deferred sales charge of 1.00% will be imposed on redemptions of such investments effected within one year of the date of purchase. With respect to Class B shares, the amount of the contingent deferred sales charge will depend on the number of years since the shareholder purchased the shares being redeemed. See "Alternative Sales Arrangements--Deferred Sales Charge Class B Shares--Contingent Deferred Sales Charge, Class B." With respect to Class C shares, a contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares effected within one year of the date of purchase.

(2) Absent voluntary fee waiver and/or expense limitation, the management fee would have been 0.72% and total fund operating expenses would have been 1.26% and 2.01% for Class A and Class B, respectively, and are estimated to be 2.01% for Class C.
        ----


(3) Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a distribution fee of up to 0.75% of average annual net assets is treated as a sales charge for certain purposes. Because the distribution fee is an annual fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD. For a description of the distribution plans adopted by the Funds, see "The Distributor."


(4) Absent voluntary fee waiver and/or expense limitation, the management fee and total fund operating expenses would have been 0.50% and 0.99%, respectively. Effective April 1, 1998, the Fund's expense limitation was terminated.

(5) Absent voluntary fee waiver and/or expense limitation, the management fee would have been 0.64% and total fund operating expenses would have been 1.17% and 1.92% for Class A and Class B, respectively, and are estimated to be 1.92% for Class C.
        ----


(6) Total fund operating expenses and other expenses are based on estimated expenses for the year ended December 31, 1998.


(7) Absent voluntary fee waiver and/or expense limitation, the management fee would have been 0.60% and total fund operating expenses would have been 1.05% and 1.80% for Class A and Class B, respectively, and are estimated to be 1.80% for Class C.
        ----

(8) Absent voluntary fee waiver and/or expense limitation, the management fee would have been 0.70% and total fund operating expenses would have been 1.86% and 2.61% for Class A and Class B, respectively, and are estimated to be 2.61% for Class C.
        ----


(9) Absent voluntary fee waiver and/or expense limitation, the management fee would have been 0.60% and estimated total fund operating expenses would have been 1.49% and 2.24% for Class A and Class B, respectively. Effective February 28, 1998, the Fund's expense cap was terminated. Because Class C Shares were not offered prior to September 1, 1998, the Fund's expense cap that was in effect through February 28, 1998 was not applicable to Class C Shares.


(10) Absent voluntary fee waiver and/or expense limitation, the management fee and total fund operating expenses for each class would have been 0.50% and 0.95% for Class A and Class B, respectively, and are estimated to be 0.50% and 0.95% for Class C.


(11) Absent voluntary fee waiver and/or expense limitation, the management fee would have been 0.50% for each class of each Fund and total fund operating expenses would have been 1.26% and 1.51% for Class A and Class B, respectively, of California Tax Free Fund and 1.41% and 1.66% for Class A and Class B, respectively, of New York Tax Free Fund. Absent the voluntary fee waiver and/or expense limitation, total fund operating expenses are estimated to be 1.51% and 1.66% for Class C shares of the California Tax
                     ----      ----
     Free Fund and New York Tax Free Fund, respectively.

(12) [Class C expenses are estimated for the year ended December 31, 1998.]

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------


Here are the financial histories for each of the MainStay Funds. The information for each of the ten years up to December 31, 1997 (including the short year ended December 31, 1994) has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. You should read the related financial information and notes and the independent accountants' unqualified reports on each Fund incorporated by reference in the SAI. Information has not been provided for Class C shares because Class C shares were not offered prior to September 1, 1998.


================================================================================
MAINSTAY CAPITAL APPRECIATION FUND
================================================================================

Selected data for a share outstanding throughout the years ended December 31, 1997, December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994 and the years ended August 31, 1994, August 31, 1993, August 31, 1992, August 31, 1991, August 31, 1990, August 31, 1989 and August 31, 1988.



                                              Class A       Class B           Class A       Class B          Class A      Class B
                                             --------     ----------          --------     ----------        -------     --------
                                                   Year Ended                       Year Ended                    Year Ended
                                                December 31, 1997                December 31, 1996            December 31, 1995
                                             -----------------------          -----------------------        --------------------
Net asset value at beginning of period...    $  30.56     $    30.25          $  25.90     $    25.77        $ 19.11     $  19.11
                                             --------     ----------          --------     ----------        -------     --------
Net investment income (loss)* ...........       (0.16)         (0.34)            (0.08)         (0.22)          0.03        (0.08)
Net realized and unrealized gain (loss)
 on investments .........................        7.48           7.39              5.05           5.01           6.81         6.79
                                             --------     ----------          --------     ----------        -------     --------
Total from investment operations ........        7.32           7.05              4.97           4.79           6.84         6.71
                                             --------     ----------          --------     ----------        -------     --------
Less dividends and distributions:
From net investment income ..............          --             --                --             --             --           --
From net realized gain on investments ...       (1.28)         (1.28)            (0.31)         (0.31)         (0.05)       (0.05)
                                             --------     ----------          --------     ----------        -------     --------
Total dividends and distributions .......       (1.28)         (1.28)            (0.31)         (0.31)         (0.05)       (0.05)
                                             --------     ----------          --------     ----------        -------     --------
Net asset value at end of period ........    $  36.60     $    36.02          $  30.56     $    30.25        $ 25.90     $  25.77
                                             ========     ==========          ========     ==========        =======     ========
Total investment return(b) ..............       24.10%         23.45%            19.16%         18.56%         35.79%       35.11%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income (loss) ...........       (0.48%)        (1.00%)            (0.3%)         (0.8%)          0.2%        (0.4%)
 Expenses ...............................        1.09%          1.61%              1.1%           1.6%           1.1%         1.7%
Portfolio turnover rate .................          35%            35%               16%            16%            29%          29%
Average commission rate paid ............    $ 0.0592     $   0.0592          $ 0.0599     $   0.0599               (c)          (c)
Net assets at end of period (in 000's) ..    $216,292     $1,869,664          $126,958     $1,342,578        $44,434     $856,221

----------
 *   Per share data based on average shares outstanding during the period.
 +   Annualized.
(a)  The Fund changed its fiscal year end from August 31 to December 31.
(b) Total return is calculated exclusive of sales charges and is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

Additional performance information is included in each Fund's annual report to shareholders.

For a free copy of the SAI or the annual reports, ask your Registered Representative; call 1-800-MAINSTAY (1-800-624-6782); or write to NYLIFE Distributors, Inc., 300 Interpace Parkway, Building A, Parsippany, N.J. 07054.

================================================================================

================================================================================

                                                       Class B
----------------------------------------------------------------------------------------------------------------------
September 1
 through                                             Year Ended August 31,
December 31,      ----------------------------------------------------------------------------------------------------
  1994(a)           1994            1993            1992           1991           1990           1989           1988
 --------         --------        --------        --------        -------        -------        -------        -------
 $  19.93         $  19.47        $  14.14        $  15.96        $ 11.35        $ 12.44        $  9.37        $ 13.14
 --------         --------        --------        --------        -------        -------        -------        -------
    (0.03)           (0.12)          (0.12)          (0.19)         (0.13)         (0.02)         (0.11)         (0.12)

    (0.65)            1.13            5.64            1.30           5.16          (0.36)          3.18          (3.65)
 --------         --------        --------        --------        -------        -------        -------        -------
    (0.68)            1.01            5.52            1.11           5.03          (0.38)          3.07          (3.77)
 --------         --------        --------        --------        -------        -------        -------        -------

       --               --              --              --             --          (0.02)            --             --
    (0.14)           (0.55)          (0.19)          (2.93)         (0.42)         (0.69)            --             --
 --------         --------        --------        --------        -------        -------        -------        -------
    (0.14)           (0.55)          (0.19)          (2.93)         (0.42)         (0.71)            --             --
 --------         --------        --------        --------        -------        -------        -------        -------
 $  19.11         $  19.93        $  19.47        $  14.14        $ 15.96        $ 11.35        $ 12.44        $  9.37
 ========         ========        ========        ========        =======        =======        =======        =======
    (3.40%)           5.36%          39.25%           6.77%         45.89%         (3.14%)        32.76%        (28.69%)


     (0.5%)+          (0.6%)          (0.7%)          (1.2%)         (1.0%)         (0.2%)         (0.8%)         (1.3%)
      1.8%)+           1.8%            1.8%            2.0%           2.5%           2.5%           2.8%           2.7%
       11%              31%             73%            157%           327%           259%           256%            60%
          (c)             (c)             (c)             (c)            (c)            (c)            (c)            (c)
 $499,133         $472,497        $279,300        $128,710        $65,659        $36,062        $34,685        $28,845

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY EQUITY INDEX FUND
================================================================================

Selected data for a share outstanding throughout the years ended December 31, 1997, December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994, the years ended August 31, 1994, August 31, 1993 and August 31, 1992 and the period December 20, 1990 through August 31, 1991.

                                                                                                                         Dec. 20,
                                                                             September 1           Year Ended            1990(b)
                                       Year Ended   Year Ended   Year Ended    through             August 31,            through
                                      December 31, December 31, December 31, December 31,-----------------------------  August 31,
                                          1997         1996         1995       1994(a)    1994        1993       1992     1991
                                        --------     --------     --------    -------    -------    -------    -------   -------
Net asset value at
 beginning of period .................  $  23.37     $  19.15     $  14.09    $ 14.48    $ 13.84    $ 12.15    $ 11.41   $  9.45
                                        --------     --------     --------    -------    -------    -------    -------   -------
Net investment income ................      0.30         0.30         0.24       0.09       0.27       0.22       0.18      0.11
Net realized and unrealized
 gain (loss) on investments ..........      7.24         3.92         4.82      (0.48)      0.37       1.47       0.56      1.85
                                        --------     --------     --------    -------    -------    -------    -------   -------
Total from investment operations .....      7.54         4.22         5.06      (0.39)      0.64       1.69       0.74      1.96
                                        --------     --------     --------    -------    -------    -------    -------   -------
Less dividends and distributions:
From net investment income ...........     (0.30)       (0.54)       (0.27)        --      (0.25)     (0.18)     (0.17)       --
From net realized gain on
 investments .........................     (0.41)       (0.82)       (0.27)        --      (0.18)     (0.02)     (0.04)       --
                                        --------     --------     --------    -------    -------    -------    -------   -------
Total dividends and distributions ....     (0.71)       (1.36)       (0.54)        --      (0.43)     (0.20)     (0.21)       --
                                        --------     --------     --------    -------    -------    -------    -------   -------
Reverse share split ..................      0.71         1.36         0.54         --       0.43       0.20       0.21        --
                                        --------     --------     --------    -------    -------    -------    -------   -------
Net asset value at end of period .....  $  30.91     $  23.37     $  19.15    $ 14.09    $ 14.48    $ 13.84    $ 12.15   $ 11.41
                                        ========     ========     ========    =======    =======    =======    =======   =======

Total investment return(c) ...........     32.26%       22.04%       35.91%     (2.68%)     4.59%     13.91%      6.49%    20.74%
Ratios (to average net assets)/
 Supplemental Data:
 Net investment income ...............      1.25%         1.8%         1.7%       2.0%+      1.9%       1.9%       1.8%      1.9%+
 Net expenses ........................      0.80%         0.8%         1.1%       0.9%+      0.9%       0.9%       1.2%      1.4%+
 Expenses (before reimbursement) .....      0.99%         1.0%         1.1%       0.9%+      0.9%       0.9%       1.2%      1.4%+
Portfolio turnover rate ..............         3%           3%           4%         2%        12%         4%         3%        1%
Average commission rate paid .........  $ 0.0499     $ 0.0465             (d)        (d)        (d)        (d)        (d)       (d)
Net assets at end of period (in 000's)  $435,689     $225,750     $109,308    $61,561    $62,828    $62,921    $41,742   $23,534

----------
 +   Annualized.
(a)  The Fund changed its fiscal year end from August 31 to December 31.
(b)  Commencement of operations.
(c) Total return is calculated exclusive of sales charges and is not annualized.
(d) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY INTERNATIONAL EQUITY FUND
================================================================================

Selected data for a share outstanding throughout the years ended December 31, 1997, December 31, 1996 and December 31, 1995 and the period September 13, 1994 through December 31, 1994.

                                                                                                                         Class B
                                                                                                                     ---------------
                                           Class A     Class B       Class A     Class B      Class A     Class B    September 13(a)
                                           -------     -------       -------     -------      -------     -------       through
                                                Year Ended                Year Ended              Year Ended          December 31,
                                            December 31, 1997         December 31, 1996        December 31, 1995         1994
                                           -------------------       -------------------      -------------------    ---------------
Net asset value at beginning of period     $ 10.48     $ 10.38       $ 10.05     $  9.97      $  9.77     $  9.77       $ 10.00
                                           -------     -------       -------     -------      -------     -------       -------
Net investment income (loss) ..........       0.80        0.72          0.29        0.24         0.27        0.26         (0.04)
Net realized and unrealized gain (loss)
 on investments .......................       0.03        0.03          0.07        0.07         0.10        0.07         (0.16)
Net realized and unrealized gain (loss)
 on foreign currency transactions .....      (0.36)      (0.37)         0.62        0.59         0.14        0.09         (0.03)
                                           -------     -------       -------     -------      -------     -------       -------
Total from investment operations ......       0.47        0.38          0.98        0.90         0.51        0.42         (0.23)
                                           -------     -------       -------     -------      -------     -------       -------
Less distributions:
From net realized gain on foreign
 currency transactions ................      (0.62)      (0.54)        (0.52)      (0.46)       (0.15)      (0.15)           --
In excess of net realized gain
 on investments .......................         --          --         (0.03)      (0.03)       (0.08)      (0.07)           --
                                           -------     -------       -------     -------      -------     -------       -------
Total distributions ...................      (0.62)      (0.54)        (0.55)      (0.49)       (0.23)      (0.22)           --
                                           -------     -------       -------     -------      -------     -------       -------
Net asset value at end of period ......    $ 10.33     $ 10.22       $ 10.48     $ 10.38      $ 10.05     $  9.97       $  9.77
                                           =======     =======       =======     =======      =======     =======       =======
Total investment return(b) ............       4.52%       3.78%         9.78%       9.05%        5.25%       4.27%        (2.30%)
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income (loss) .........       0.19%      (0.49%)        (0.1%)      (0.8%)       (0.2%)      (1.0%)        (1.6%)+
 Expenses .............................       2.01%       2.69%          2.0%        2.7%         2.2%        3.0%          3.9%+
Portfolio turnover rate ...............         43%         43%           19%         19%          25%         25%            9%
Average commission rate paid ..........    $0.0281     $0.0281       $0.0374     $0.0374             (c)         (c)           (c)
Net assets at end of period (in 000's)     $17,452     $63,241       $17,475     $52,709      $12,856     $25,341       $20,549

----------
 +   Annualized.
(a)  Commencement of operations.
(b) Total return is calculated exclusive of sales charges and is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY CONVERTIBLE FUND
================================================================================

Selected data for a share outstanding throughout the years ended December 31, 1997, December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994 and the years ended August 31, 1994, August 31, 1993, August 31, 1992, August 31, 1991, August 31, 1990, August 31, 1989 and August 31, 1988.



                                             Class A      Class B          Class A       Class B         Class A         Class B
                                             -------      --------         -------      --------         -------        --------
                                                  Year Ended                    Year Ended                      Year Ended
                                               December 31, 1997             December 31, 1996              December 31, 1995
                                             ---------------------         ---------------------         -----------------------
Net asset value at beginning of period ..    $ 13.81      $  13.80         $ 13.45      $  13.45         $ 11.67        $  11.67
                                             -------      --------         -------      --------         -------        --------
Net investment income ...................       0.60          0.51            0.57          0.48            0.59            0.51
Net realized and unrealized gain (loss)
 on investments .........................       0.91          0.91            1.02          1.02            2.14            2.14
Net realized and unrealized gain (loss)
 on foreign currency transactions .......       0.03          0.03            0.02          0.02           (0.00)(c)       (0.00)(c)
                                             -------      --------         -------      --------         -------        --------
Total from investment operations ........       1.54          1.45            1.61          1.52            2.73            2.65
                                             -------      --------         -------      --------         -------        --------
Less dividends and distributions:
From net investment income ..............      (0.60)        (0.51)          (0.62)        (0.54)          (0.55)          (0.47)
From net realized gain on investments ...      (1.22)        (1.22)          (0.63)        (0.63)          (0.40)          (0.40)
                                             -------      --------         -------      --------         -------        --------
Total dividends and distributions .......      (1.82)        (1.73)          (1.25)        (1.17)          (0.95)          (0.87)
                                             -------      --------         -------      --------         -------        --------
Net asset value at end of period ........    $ 13.53      $  13.52         $ 13.81      $  13.80         $ 13.45        $  13.45
                                             =======      ========         =======      ========         =======        ========
Total investment return(b) ..............      11.36%        10.67%          12.13%        11.39%          23.72%          23.02%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income ..................       4.10%         3.47%            4.4%          3.8%            4.9%            4.3%
 Expenses ...............................       1.45%         2.08%            1.5%          2.1%            1.5%            2.1%
Portfolio turnover rate .................        273%          273%            296%          296%            243%            243%
Average commission rate paid ............    $0.0461      $ 0.0461         $0.0468      $ 0.0468                (d)             (d)
Net assets at end of period (in 000's) ..    $64,246      $841,540         $56,621      $797,243         $26,836        $427,461

----------
 +   Annualized.
(a)  The Fund changed its fiscal year end from August 31 to December 31.
(b) Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================

                                                       Class B
----------------------------------------------------------------------------------------------------
September 1
 through                                        Year Ended August 31,
December 31,   -------------------------------------------------------------------------------------
  1994(a)        1994         1993         1992         1991         1990         1989        1988
 --------      --------     -------      -------      -------      -------      -------      -------
 $  12.83      $  13.92     $ 11.46      $ 10.10      $  8.02      $  9.16      $  8.91      $ 10.22
 --------      --------     -------      -------      -------      -------      -------      -------
     0.19          0.50        0.92         0.32         0.24         0.40         0.52         0.40

    (0.71)         0.70        2.45         1.32         2.08        (1.06)        0.41        (1.21)

       --         (0.01)         --           --           --           --           --           --
 --------      --------     -------      -------      -------      -------      -------      -------
    (0.52)         1.19        3.37         1.64         2.32        (0.66)        0.93        (0.81)
 --------      --------     -------      -------      -------      -------      -------      -------

    (0.21)        (0.49)      (0.42)       (0.28)       (0.24)       (0.48)       (0.46)       (0.42)
    (0.43)        (1.79)      (0.49)          --           --           --        (0.22)       (0.08)
 --------      --------     -------      -------      -------      -------      -------      -------
    (0.64)        (2.28)      (0.91)       (0.28)       (0.24)       (0.48)       (0.68)       (0.50)
 --------      --------     -------      -------      -------      -------      -------      -------
 $  11.67      $  12.83     $ 13.92      $ 11.46      $ 10.10      $  8.02      $  9.16      $  8.91
 ========      ========     =======      =======      =======      =======      =======      =======
    (4.09%)        8.95%      30.80%       16.43%       29.58%       (7.25%)      10.73%       (7.83%)


      4.8%+         3.5%        3.4%         2.9%         2.8%         4.7%         5.6%         4.4%
      1.9%+         1.9%        1.9%         2.3%         2.7%         2.5%         2.6%         2.6%
       77%          269%        370%         291%         283%         204%         308%         182%
         (d)           (d)         (d)          (d)          (d)          (d)          (d)          (d)
 $180,304      $160,407     $58,943      $28,899      $20,029      $17,791      $25,651      $29,189

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY TOTAL RETURN FUND
================================================================================

Selected data for a share outstanding throughout the years ended December 31, 1997, December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994 and the years ended August 31, 1994, August 31, 1993, August 31, 1992, August 31, 1991, August 31, 1990, August 31, 1989 and the
period December 29, 1987 through August 31, 1988.



                                                    Class A       Class B      Class A       Class B        Class A       Class B
                                                   --------     ----------     -------      ----------      -------      --------
                                                         Year Ended                  Year Ended                  Year Ended
                                                      December 31, 1997           December 31, 1996           December 31, 1995
                                                   -----------------------     -----------------------      ---------------------
Net asset value at beginning of period .......     $  20.09     $    20.10     $ 18.53      $    18.53      $ 14.76      $  14.76
                                                   --------     ----------     -------      ----------      -------      --------
Net investment income ........................         0.40           0.29        0.37            0.27         0.42          0.33
Net realized and unrealized gain (loss)
 on investments ..............................         3.19           3.19        2.07            2.08         3.77          3.77
                                                   --------     ----------     -------      ----------      -------      --------
Total from investment operations .............         3.59           3.48        2.44            2.35         4.19          4.10
                                                   --------     ----------     -------      ----------      -------      --------
Less dividends and distributions:
From net investment income ...................        (0.40)         (0.29)      (0.37)          (0.27)       (0.42)        (0.33)
From net realized gain on investments ........        (1.84)         (1.84)      (0.51)          (0.51)          --            --
                                                   --------     ----------     -------      ----------      -------      --------
Total dividends and distributions ............        (2.24)         (2.13)      (0.88)          (0.78)       (0.42)        (0.33)
                                                   --------     ----------     -------      ----------      -------      --------
Net asset value at end of period .............     $  21.44     $    21.45     $ 20.09      $    20.10      $ 18.53      $  18.53
                                                   ========     ==========     =======      ==========      =======      ========
Total investment return(c) ...................        18.24%         17.65%      13.22%          12.73%       28.66%        27.96%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income .......................         1.86%          1.36%        1.9%            1.4%         2.5%          2.0%
 Expenses ....................................         1.15%          1.65%        1.1%            1.6%         1.1%          1.7%
Portfolio turnover rate ......................          182%           182%        173%            173%         228%          228%
Average commission rate paid .................     $ 0.0598     $   0.0598     $0.0599      $   0.0599(d)          (d)           (d)
Net assets at end of period (in 000's) .......     $108,329     $1,198,206     $68,975      $1,029,878      $19,206      $860,881

----------
 +   Annualized.
(a)  The Fund changed its fiscal year end from August 31 to December 31.
(b)  Commenced operations December 29, 1987.
(c) Total return is calculated exclusive of sales charges and is not annualized.
(d) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================

                                                                   Class B
-----------------------------------------------------------------------------------------------------------------------
September 1
  through                                                   Year Ended August 31,
December 31,       ----------------------------------------------------------------------------------------------------
   1994(a)           1994            1993            1992            1991           1990           1989          1988(b)
  --------         --------        --------        --------        --------        -------        -------        ------
  $  15.28         $  15.42        $  13.37        $  13.89        $  11.07        $ 11.82        $ 10.24        $10.00
  --------         --------        --------        --------        --------        -------        -------        ------
      0.11             0.38            0.33            0.22            0.26           0.32           0.38          0.18

     (0.52)           (0.02)           2.31            0.32            2.83          (0.29)          1.67          0.16
  --------         --------        --------        --------        --------        -------        -------        ------
     (0.41)            0.36            2.64            0.54            3.09           0.03           2.05          0.34
  --------         --------        --------        --------        --------        -------        -------        ------

     (0.11)           (0.37)          (0.36)          (0.23)          (0.27)         (0.33)         (0.38)        (0.10)
        --            (0.13)          (0.23)          (0.83)             --          (0.45)         (0.09)           --
  --------         --------        --------        --------        --------        -------        -------        ------
     (0.11)           (0.50)          (0.59)          (1.06)          (0.27)         (0.78)         (0.47)        (0.10)
  --------         --------        --------        --------        --------        -------        -------        ------
  $  14.76         $  15.28        $  15.42        $  13.37        $  13.89        $ 11.07        $ 11.82        $10.24
  ========         ========        ========        ========        ========        =======        =======        ======
     (2.65%)           2.41%          20.09%           3.96%          28.42%          0.19%         20.69%         3.39%


       2.5%+            2.5%            2.4%            1.7%            2.1%           2.8%           3.6%          3.0%+
       1.7%+            1.7%            1.8%            2.0%            2.4%           2.4%           2.8%          3.4%+
        74%             273%            340%            316%            213%           171%           271%          197%
          (d)              (d)             (d)             (d)             (d)            (d)            (d)           (d)
  $648,725         $639,619        $486,959        $292,002        $116,072        $47,008        $21,383        $9,936

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY STRATEGIC VALUE FUND
================================================================================

Selected data for a share outstanding throughout the period October 22, 1997 through December 31, 1997.

                                                      Class A       Class B
                                                      -------       -------
                                                        October 22, 1997*
                                                             through
                                                        December 31, 1997
                                                      ---------------------
Net asset value at beginning of period ..........     $ 10.00       $ 10.00
                                                      -------       -------
Net investment income ...........................        0.03          0.02
Net realized and unrealized gain
 on investments .................................        0.38          0.38
                                                      -------       -------
Total from investment operations ................        0.41          0.40
                                                      -------       -------
Less dividends and distributions:
From net investment income ......................       (0.03)        (0.02)
From net realized gain on investments ...........       (0.09)        (0.09)
                                                      -------       -------
Total dividends and distributions ...............       (0.12)        (0.11)
                                                      -------       -------
Net asset value at end of period ................     $ 10.29       $ 10.29
                                                      =======       =======
Total investment return (a) .....................        4.11%         4.04%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income ..........................        1.66%+        0.91%+
 Expenses .......................................        2.73%+        3.48%+
Portfolio turnover rate .........................          29%           29%
Average commission rate paid ....................     $0.0600       $0.0600
Net assets at end of period (in 000's) ..........     $13,622       $12,325
                                                      =======       =======

----------
 *   Commencement of operations.
 +   Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.

                       This page intentionally left blank

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY VALUE FUND
================================================================================

Selected data for a share outstanding throughout the years ended December 31, 1997, December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994 and the years ended August 31, 1994, August 31, 1993, August 31, 1992, August 31, 1991, August 31, 1990, August 31, 1989 and August 31, 1988.



                                                  Class A        Class B        Class A      Class B         Class A     Class B
                                                  --------     ----------       -------     ----------       -------     --------
                                                        Year Ended                   Year Ended                   Year Ended
                                                     December 31, 1997            December 31, 1996            December 31, 1995
                                                  -----------------------       ----------------------       ---------------------
Net asset value at beginning of period ........   $  20.34     $    20.32       $ 18.25     $    18.25       $ 14.66     $  14.66
                                                  --------     ----------       -------     ----------       -------     --------
Net investment income .........................       0.27           0.15          0.30           0.20          0.29         0.19
Net realized and unrealized gain (loss)
 on investments ...............................       4.10           4.10          3.66           3.64          3.91         3.91
                                                  --------     ----------       -------     ----------       -------     --------
Total from investment operations ..............       4.37           4.25          3.96           3.84          4.20         4.10
                                                  --------     ----------       -------     ----------       -------     --------
Less dividends and distributions:
From net investment income ....................      (0.27)         (0.15)        (0.30)         (0.20)        (0.29)       (0.19)
From net realized gain on investments .........      (2.68)         (2.68)        (1.57)         (1.57)        (0.32)       (0.32)
                                                  --------     ----------       -------     ----------       -------     --------
Total dividends and distributions .............      (2.95)         (2.83)        (1.87)         (1.77)        (0.61)       (0.51)
                                                  --------     ----------       -------     ----------       -------     --------
Net asset value at end of period ..............   $  21.76     $    21.74       $ 20.34     $    20.32       $ 18.25     $  18.25
                                                  ========     ==========       =======     ==========       =======     ========
Total investment return(b) ....................      21.88%         21.29%        21.84%         21.11%        28.74%       28.01%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income ........................       1.22%          0.70%          1.6%           1.1%          1.5%         0.9%
 Expenses .....................................       1.11%          1.63%          1.1%           1.6%          1.2%         1.8%
Portfolio turnover rate .......................         61%            61%           47%            47%           48%          48%
Average commission rate paid ..................   $ 0.0592     $   0.0592       $0.0595     $   0.0595              (c)          (c)
Net assets at end of period (in 000's) ........   $124,011     $1,399,589       $73,259     $1,019,307       $25,258     $708,840

----------
 +   Annualized.
(a)  The Fund changed its fiscal year end from August 31 to December 31.
(b) Total return is calculated exclusive of sales charges and is not annualized.
(c) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================

                                                        Class B
-------------------------------------------------------------------------------------------------
September 1
  through                                        Year Ended August 31,
December 31,    ---------------------------------------------------------------------------------
   1994(a)        1994         1993         1992        1991        1990       1989        1988
  --------      --------     --------     -------     -------     -------     -------     -------
  $  16.30      $  15.90     $  13.82     $ 13.27     $ 10.42     $ 12.55     $  9.51     $ 11.62
  --------      --------     --------     -------     -------     -------     -------     -------
      0.04          0.06         0.07        0.12        0.14        0.25        0.19        0.09

     (1.03)         1.04         3.40        1.64        3.07       (1.47)       2.98       (2.09)
  --------      --------     --------     -------     -------     -------     -------     -------
     (0.99)         1.10         3.47        1.76        3.21       (1.22)       3.17       (2.00)
  --------      --------     --------     -------     -------     -------     -------     -------

     (0.03)        (0.06)       (0.10)      (0.09)      (0.20)      (0.18)      (0.13)      (0.06)
     (0.62)        (0.64)       (1.29)      (1.12)      (0.16)      (0.73)         --       (0.05)
  --------      --------     --------     -------     -------     -------     -------     -------
     (0.65)        (0.70)       (1.39)      (1.21)      (0.36)      (0.91)      (0.13)      (0.11)
  --------      --------     --------     -------     -------     -------     -------     -------
  $  14.66      $  16.30     $  15.90     $ 13.82     $ 13.27     $ 10.42     $ 12.55     $  9.51
  ========      ========     ========     =======     =======     =======     =======     =======
     (6.03%)        7.26%       26.58%      14.82%      31.79%     (10.23%)     33.66%     (17.22%)


       0.8%+         0.5%         0.5%        0.8%        1.2%        2.2%        1.7%        0.9%
       1.8%+         1.9%         1.9%        1.9%        2.4%        2.6%        2.8%        2.9%
        11%           53%          77%        145%        150%        117%        107%         88%
          (c)           (c)          (c)         (c)         (c)         (c)         (c)         (c)
  $472,365      $449,789     $226,524     $77,877     $44,548     $30,827     $26,218     $17,252

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY GOVERNMENT FUND (++)
================================================================================

Selected data for a share outstanding throughout the years ended December 31, 1997, December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994 and the years ended August 31, 1994, August 31, 1993, August 31, 1992, August 31, 1991, August 31, 1990, August 31, 1989 and August 31, 1988.



                                                Class A       Class B        Class A      Class B         Class A       Class B
                                                -------      --------        -------      --------        -------       --------
                                                     Year Ended                   Year Ended                    Year Ended
                                                  December 31, 1997            December 31, 1996            December 31, 1995
                                                ---------------------        ---------------------        ----------------------
Net asset value at beginning of period ......   $  8.06      $   8.04        $  8.41      $   8.41        $  7.76       $   7.76
                                                -------      --------        -------      --------        -------       --------
Net investment income .......................      0.50          0.45           0.50          0.46           0.58           0.54
Net realized and unrealized gain (loss)
 on investments .............................      0.21          0.21          (0.35)        (0.37)          0.65           0.65
                                                -------      --------        -------      --------        -------       --------
Total from investment operations ............      0.71          0.66           0.15          0.09           1.23           1.19
                                                -------      --------        -------      --------        -------       --------
Less dividends and distributions:
From net investment income ..................     (0.50)        (0.45)         (0.50)        (0.46)         (0.58)         (0.54)
In excess of net investment income ..........        --            --             --            --          (0.00)(c)      (0.00)(c)
Return of capital ...........................        --            --             --            --             --             --
                                                -------      --------        -------      --------        -------       --------
Total dividends and distributions ...........     (0.50)        (0.45)         (0.50)        (0.46)         (0.58)         (0.54)
                                                -------      --------        -------      --------        -------       --------
Net asset value at end of period ............   $  8.27      $   8.25        $  8.06      $   8.04        $  8.41       $   8.41
                                                =======      ========        =======      ========        =======       ========
Total investment return(b) ..................      9.12%         8.54%          1.97%         1.25%         16.38%         15.69%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income ......................      6.23%         5.67%           6.3%          5.7%           7.3%           6.7%
 Expenses ...................................      1.09%         1.65%           1.0%          1.6%           1.0%           1.7%
Portfolio turnover rate .....................       338%          338%           307%          307%           540%           540%
Net assets at end of period (in 000's) ......   $17,114      $636,491        $16,413      $782,970        $12,784       $990,184

----------
 +   Annualized.
(++) Formerly Government Plus Fund.
(a)  The Fund changed its fiscal year end from August 31 to December 31.
(b) Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================

                                                           Class B
-----------------------------------------------------------------------------------------------------------
September 1
  through                                            Year Ended August 31,
December 31,     ------------------------------------------------------------------------------------------
   1994(a)          1994           1993          1992         1991         1990         1989         1988
 ----------      ----------     ----------     --------     --------     --------     --------     --------
 $     8.04      $     8.77     $     8.88     $   8.82     $   8.48     $   9.01     $   8.96     $   9.40
 ----------      ----------     ----------     --------     --------     --------     --------     --------
       0.19            0.57           0.68         0.73         0.81         0.83         0.99         0.95

      (0.29)          (0.71)         (0.09)        0.07         0.35        (0.52)       (0.04)       (0.44)
 ----------      ----------     ----------     --------     --------     --------     --------     --------
      (0.10)          (0.14)          0.59         0.80         1.16         0.31         0.95         0.51
 ----------      ----------     ----------     --------     --------     --------     --------     --------

      (0.18)          (0.57)         (0.70)       (0.74)       (0.82)       (0.84)       (0.90)       (0.95)
         --           (0.01)            --           --           --           --           --           --
         --           (0.01)            --           --           --           --           --           --
 ----------      ----------     ----------     --------     --------     --------     --------     --------
      (0.18)          (0.59)         (0.70)       (0.74)       (0.82)       (0.84)       (0.90)       (0.95)
 ----------      ----------     ----------     --------     --------     --------     --------     --------
 $     7.76      $     8.04     $     8.77     $   8.88     $   8.82     $   8.48     $   9.01     $   8.96
 ==========      ==========     ==========     ========     ========     ========     ========     ========
      (1.24%)         (1.63%)         6.92%        9.46%       14.33%        3.53%       11.18%        5.53%


        7.1%+           7.1%           7.8%         8.3%         9.5%         9.4%        10.2%        10.3%
        1.7%+           1.7%           1.7%         1.8%         1.8%         2.0%         2.0%         2.0%
        143%            491%           629%         613%         318%         228%         383%         476%
 $1,024,492      $1,119,586     $1,210,998     $957,010     $622,550     $463,010     $512,669     $436,836

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY HIGH YIELD CORPORATE BOND FUND
================================================================================

Selected data for a share outstanding throughout the years ended December 31, 1997, December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994 and the years ended August 31, 1994, August 31, 1993, August 31, 1992, August 31, 1991, August 31, 1990, August 31, 1989 and August 31, 1988.



                                           Class A        Class B        Class A          Class B        Class A        Class B
                                          --------      ----------       --------       ----------       -------       ----------
                                                 Year Ended                     Year Ended                     Year Ended
                                              December 31, 1997              December 31, 1996              December 31, 1995
                                          ------------------------       -------------------------       -----------------------
Net asset value at beginning of period..  $   8.27      $     8.26       $   7.92       $     7.92       $  7.44      $     7.44
                                          --------      ----------       --------       ----------       -------      ----------
Net investment income ..................      0.74            0.69           0.72             0.67          0.84            0.81
Net realized and unrealized gain (loss)
 on investments ........................      0.23            0.23           0.52             0.52          0.61            0.61
Net realized and unrealized loss
 on foreign currency transactions ......     (0.00)(c)       (0.00)(c)      (0.00)(c)        (0.00)(c)     (0.00)(c)       (0.00)(c)
                                          --------      ----------       --------       ----------       -------      ----------
Total from investment operations .......      0.97            0.92           1.24             1.19          1.45            1.42
                                          --------      ----------       --------       ----------       -------      ----------
Less dividends and distributions:
From net investment income .............     (0.74)          (0.69)         (0.71)           (0.67)        (0.84)          (0.81)
In excess of net investment income .....        --              --             --               --         (0.01)          (0.01)
From net realized gain on investments ..     (0.34)          (0.34)         (0.18)           (0.18)        (0.10)          (0.10)
In excess of net realized gain
 on investments ........................        --              --             --               --         (0.02)          (0.02)
                                          --------      ----------       --------       ----------       -------      ----------
Total dividends and distributions ......     (1.08)          (1.03)         (0.89)           (0.85)        (0.97)          (0.94)
                                          --------      ----------       --------       ----------       -------      ----------
Net asset value at end of period .......  $   8.16      $     8.15       $   8.27       $     8.26       $  7.92      $     7.92
                                          ========      ==========       ========       ==========       =======      ==========
Total investment return(b) .............     12.20%          11.55%         16.33%           15.58%        20.28%          19.71%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income .................      8.79%           8.18%           9.0%             8.4%         10.2%            9.5%
 Expenses ..............................      1.01%           1.62%           1.0%             1.6%          1.0%            1.6%
Portfolio turnover rate ................       128%            128%           118%             118%          137%            137%
Average commission rate paid ...........  $ 0.0600      $   0.0600       $ 0.0630       $   0.0630              (d)             (d)
Net assets at end of period (in 000's)..  $238,841      $3,380,439       $116,805       $2,441,180       $42,850      $1,601,238

----------
 +   Annualized.
(a)  The Fund changed its fiscal year end from August 31 to December 31.
(b) Total return is calculated exclusive of sales charges and is not annualized.
(c)  Less than one cent per share.
(d) Disclosure of amount required for fiscal years beginning on or after September 1, 1995.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================

                                                          Class B
--------------------------------------------------------------------------------------------------------
September 1
  through                                         Year Ended August 31,
December 31,     ---------------------------------------------------------------------------------------
  1994(a)           1994          1993         1992         1991         1990         1989         1988
----------      ----------     --------     --------     --------     --------     --------     --------
$     7.70      $     7.93     $   7.41     $   6.66     $   6.54     $   8.34     $   9.10     $   9.37
----------      ----------     --------     --------     --------     --------     --------     --------
      0.23            0.69         0.70         0.79         0.89         1.01         1.41         1.08

     (0.27)          (0.08)        0.54         0.75         0.15        (1.77)       (0.85)       (0.30)

        --              --           --           --           --           --           --           --
----------      ----------     --------     --------     --------     --------     --------     --------
     (0.04)           0.61         1.24         1.54         1.04        (0.76)        0.56         0.78
----------      ----------     --------     --------     --------     --------     --------     --------

     (0.22)          (0.67)       (0.72)       (0.79)       (0.92)       (1.04)       (1.32)       (1.05)
        --              --           --           --           --           --           --           --
        --           (0.17)          --           --           --           --           --           --

        --              --           --           --           --           --           --           --
----------      ----------     --------     --------     --------     --------     --------     --------
     (0.22)          (0.84)       (0.72)       (0.79)       (0.92)       (1.04)       (1.32)       (1.05)
----------      ----------     --------     --------     --------     --------     --------     --------
$     7.44      $     7.70     $   7.93     $   7.41     $   6.66     $   6.54     $   8.34     $   9.10
==========      ==========     ========     ========     ========     ========     ========     ========
     (0.48%)          7.95%       18.58%       24.55%       18.25%       (9.51%)       6.71%        8.98%


       9.1%+           8.7%         9.9%        11.0%        14.4%        14.3%        15.3%        12.1%
       1.6%+           1.6%         1.7%         1.9%         2.1%         2.1%         2.1%         2.2%
        45%            190%         207%         226%         214%         305%         403%         437%
          (d)             (d)          (d)          (d)          (d)          (d)          (d)          (d)
$1,128,913      $1,090,261     $808,538     $447,819     $262,103     $201,052     $181,496     $109,569

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY INTERNATIONAL BOND FUND
================================================================================

Selected data for a share outstanding throughout the years ended December 31, 1997, December 31, 1996 and December 31, 1995 and the period September 13, 1994 through December 31, 1994.

                                                                                                                        Class B
                                                                                                                     ---------------
                                                  Class A    Class B    Class A    Class B    Class A    Class B     September 13(a)
                                                  -------    -------    -------    -------    -------    -------         through
                                                      Year Ended            Year Ended            Year Ended          December 31,
                                                   December 31, 1997     December 31, 1996     December 31, 1995          1994
                                                  ------------------    ------------------    ------------------     ---------------
Net asset value at beginning of period ........   $ 10.95    $ 10.98    $ 10.43    $ 10.45    $  9.90    $  9.90        $ 10.00
                                                  -------    -------    -------    -------    -------    -------        -------
Net investment income .........................      0.80       0.74       0.72       0.64       1.15       1.06           0.12
Net realized and unrealized gain (loss)
 on investments ...............................     (0.94)     (0.96)      0.27       0.27       0.59       0.61          (0.08)
Net realized and unrealized gain (loss)
 on foreign currency transactions .............      0.33       0.34       0.41       0.42       0.07       0.07          (0.02)
                                                  -------    -------    -------    -------    -------    -------        -------
Total from investment operations ..............      0.19       0.12       1.40       1.33       1.81       1.74           0.02
                                                  -------    -------    -------    -------    -------    -------        -------
Less dividends and distributions:
From net investment income and net realized
 gain on foreign currency transactions ........     (0.76)     (0.70)     (0.73)     (0.65)     (0.61)     (0.56)         (0.12)
From net realized gain on investments .........     (0.28)     (0.28)     (0.15)     (0.15)     (0.28)     (0.28)            --
In excess of net realized gain on investments
 and foreign currency transactions ............        --         --         --         --      (0.39)     (0.35)            --
                                                  -------    -------    -------    -------    -------    -------        -------
Total dividends and distributions .............     (1.04)     (0.98)     (0.88)     (0.80)     (1.28)     (1.19)         (0.12)
                                                  -------    -------    -------    -------    -------    -------        -------
Net asset value at end of period ..............   $ 10.10    $ 10.12    $ 10.95    $ 10.98    $ 10.43    $ 10.45        $  9.90
                                                  =======    =======    =======    =======    =======    =======        =======
Total investment return(b) ....................      1.83%      1.15%     13.90%     13.13%     18.68%     17.96%          0.20%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income ........................      5.35%      4.69%       5.4%       4.8%       5.6%       4.9%           4.8%+
 Net Expenses .................................      1.56%      2.22%       1.5%       2.1%       1.5%       2.2%           2.8%+
 Expenses (before waiver) .....................      1.86%      2.52%       1.8%       2.4%       1.8%       2.5%           3.1%+
Portfolio turnover rate .......................       179%       179%        59%        59%       103%       103%             4%
Net assets at end of period (in 000's) ........   $12,263    $20,870    $11,965    $19,020    $11,494    $13,212        $17,155

----------
 +   Annualized.
(a)  Commencement of operations.
(b) Total return is calculated exclusive of sales charges and is not annualized.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY STRATEGIC INCOME FUND
================================================================================

Selected data for a share outstanding throughout the period February 28, 1997 through December 31, 1997.

                                                                                        Class A            Class B
                                                                                        -------            -------
                                                                                            February 28, 1997*
                                                                                                  through
                                                                                             December 31, 1997
                                                                                        --------------------------
Net asset value at beginning of period .............................................    $ 10.00            $ 10.00
                                                                                        -------            -------
Net investment income ..............................................................       0.54               0.48
Net realized and unrealized gain on investments ....................................       0.07               0.07
Net realized and unrealized gain on foreign currency transactions ..................       0.05               0.05
                                                                                        -------            -------
Total from investment operations ...................................................       0.66               0.60
                                                                                        -------            -------
Less dividends and distributions:
From net investment income .........................................................      (0.54)             (0.48)
From net realized gain on investments ..............................................      (0.21)             (0.21)
                                                                                        -------            -------
Total dividends and distributions ..................................................      (0.75)             (0.69)
                                                                                        -------            -------
Net asset value at end of period ...................................................    $  9.91            $  9.91
                                                                                        =======            =======
Total investment return(a) .........................................................       6.62%              6.02%
Ratios (to average net assets)/Supplemental Data:
 Net investment income .............................................................       6.46%+             5.71%+
 Net expenses ......................................................................       1.15%+             1.90%+
 Expenses (before reimbursement) ...................................................       1.49%+             2.24%+
Portfolio turnover rate ............................................................        323%               323%
Average commission rate paid .......................................................    $0.0520            $0.0520
Net assets at end of period (in 000's) .............................................    $18,922            $43,872

----------
 *   Commencement of operations.
 +   Annualized.
(a) Total return is calculated exclusive of sales charges and is not annualized.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY MONEY MARKET FUND
================================================================================

Selected data for a share outstanding throughout the years ended December 31, 1997, December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994 and the years ended August 31, 1994, August 31, 1993, August 31, 1992, August 31, 1991, August 31, 1990, August 31, 1989 and August 31, 1988.



                                                         Class A     Class B        Class A     Class B        Class A     Class B
                                                         -------     --------       -------     --------       -------     --------
                                                              Year Ended                 Year Ended                 Year Ended
                                                           December 31, 1997          December 31, 1996          December 31, 1995
                                                         --------------------       --------------------       --------------------
Net asset value at beginning of period ..............    $  1.00     $   1.00       $  1.00     $   1.00       $  1.00     $   1.00
                                                         -------     --------       -------     --------       -------     --------
Net investment income ...............................       0.05         0.05          0.05         0.05          0.05         0.05
                                                         -------     --------       -------     --------       -------     --------
Less dividends from net investment income ...........      (0.05)       (0.05)        (0.05)       (0.05)        (0.05)       (0.05)
                                                         -------     --------       -------     --------       -------     --------
Net asset value at end of period ....................    $  1.00     $   1.00       $  1.00     $   1.00       $  1.00     $   1.00
                                                         =======     ========       =======     ========       =======     ========
Total investment return(b) ..........................       5.08%        5.08%         4.91%        4.91%         5.51%        5.51%
Ratios (to average net
 assets)/Supplemental Data:
 Net investment income ..............................       4.97%        4.97%          4.8%         4.8%          5.4%         5.4%
 Net expenses .......................................       0.70%        0.70%          0.7%         0.7%          0.7%         0.7%
 Expenses (before waiver and reimbursement) .........       0.95%        0.95%          1.0%         1.0%          0.9%         0.9%
Net assets at end of period (in 000's) ..............    $80,925     $336,622       $53,890     $317,483       $34,880     $279,843

----------
 +   Annualized.
(a)  The Fund changed its fiscal year end from August 31 to December 31.
(b)  Total return is not annualized.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================

                                                         Class B
-----------------------------------------------------------------------------------------------------
September 1
  through                                        Year Ended August 31,
December 31,    -------------------------------------------------------------------------------------
   1994(a)        1994         1993         1992         1991         1990         1989         1988
  --------      --------     --------     --------     --------     --------     --------     -------
  $   1.00      $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
  --------      --------     --------     --------     --------     --------     --------     -------
      0.02          0.03         0.03         0.04         0.06         0.08         0.08        0.06
  --------      --------     --------     --------     --------     --------     --------     -------
     (0.02)        (0.03)       (0.03)       (0.04)       (0.06)       (0.08)       (0.08)      (0.06)
  --------      --------     --------     --------     --------     --------     --------     -------
  $   1.00      $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $  1.00
  ========      ========     ========     ========     ========     ========     ========     =======
      1.54%         3.08%        2.71%        3.80%        6.63%        8.36%        8.75%       6.76%


       4.6%+         3.1%         2.7%         4.0%         6.5%         7.7%         8.6%        6.5%
       0.7%+         0.7%         0.7%         0.7%         0.7%         0.7%         0.7%        0.8%
       0.9%+         1.0%         0.9%         1.0%         0.9%         0.9%         1.0%        1.0%
  $221,912      $192,477     $149,907     $182,567     $246,954     $256,489     $171,088     $59,572

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY CALIFORNIA TAX FREE FUND
================================================================================

Selected data for a share outstanding throughout the years ended December 31, 1997, December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994, the years ended August 31, 1994 and August 31, 1993 and the period October 1, 1991 through August 31, 1992.




                                                             Class A     Class B        Class A     Class B
                                                             -------     -------        -------     -------
                                                                  Year Ended                Year Ended
                                                              December 31, 1997          December 31, 1996
                                                             -------------------        -------------------
Net asset value at beginning of period ...................   $  9.78     $  9.75        $  9.95     $  9.91
                                                             -------     -------        -------     -------
Net investment income ....................................      0.48        0.45           0.49        0.45
Net realized and unrealized gain (loss) on
 investments .............................................      0.27        0.27          (0.16)      (0.16)
                                                             -------     -------        -------     -------
Total from investment operations .........................      0.75        0.72           0.33        0.29
                                                             -------     -------        -------     -------
Less dividends and distributions:
From net investment income ...............................     (0.48)      (0.45)         (0.50)      (0.45)
From net realized gain on investments ....................     (0.12)      (0.12)
                                                             -------     -------        -------     -------
Total dividends and distributions ........................     (0.60)      (0.57)         (0.50)      (0.45)
                                                             -------     -------        -------     -------
Net asset value at end of period .........................   $  9.93     $  9.90        $  9.78     $  9.75
                                                             =======     =======        =======     =======
Total investment return(c) ...............................      7.90%       7.63%          3.44%       3.10%
Ratios (to average net assets)/Supplemental Data:
 Net investment income ...................................      4.88%       4.63%           5.0%        4.7%
 Net expenses ............................................      1.24%       1.49%          1.24%       1.49%
 Expenses (before reimbursement) .........................      1.26%       1.51%           1.3%        1.6%
Portfolio turnover rate ..................................       108%        108%            79%         79%
Net assets at end of period (in 000's) ...................   $18,199     $ 7,288        $18,098     $ 5,089

----------
 +   Annualized.
(a)  The Fund changed its fiscal year end from August 31 to December 31.
(b)  Commencement of operations.
(c) Total return is calculated exclusive of sales charges and is not annualized.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================

                                                Class A
                        ------------------------------------------------------
                                                                    October 1,
Class A     Class B     September 1        Year          Year        1991(b)
-------     -------       through         Ended         Ended        through
    Year Ended          December 31,    August 31,    August 31,    August 31,
 December 31, 1995        1994(a)          1994          1993          1992
-------------------       -------        -------       -------       -------
$  9.10     $  9.10       $  9.57        $ 10.38       $  9.90       $  9.55
-------     -------       -------        -------       -------       -------
   0.50        0.52          0.17           0.53          0.55          0.45

   0.85        0.81         (0.47)         (0.51)         0.64          0.30
-------     -------       -------        -------       -------       -------
   1.35        1.33         (0.30)          0.02          1.19          0.75
-------     -------       -------        -------       -------       -------

  (0.50)      (0.52)        (0.17)         (0.52)        (0.59)        (0.40)
     --          --            --          (0.31)        (0.12)           --
-------     -------       -------        -------       -------       -------
  (0.50)      (0.52)        (0.17)         (0.83)        (0.71)        (0.40)
-------     -------       -------        -------       -------       -------
$  9.95     $  9.91       $  9.10        $  9.57       $ 10.38       $  9.90
=======     =======       =======        =======       =======       =======
  15.18%      14.91%        (3.11%)         0.12%        12.58%         8.02%

    5.3%        5.1%          5.5%+          5.4%          5.6%          5.6%+
   1.24%       1.49%         0.99%+         0.99%         0.99%         0.99%+
    1.4%        1.7%          1.2%+          1.1%          1.2%          1.6%+
    107%        107%           24%            96%          154%           87%
$19,825     $ 1,963       $16,667        $17,356       $14,603       $10,085

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY NEW YORK TAX FREE FUND
================================================================================

Selected data for a share outstanding throughout the years ended December 31, 1997, December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994, the years ended August 31, 1994 and August 31, 1993 and the period October 1, 1991 through August 31, 1992.




                                                             Class A     Class B        Class A     Class B
                                                             -------     -------        -------     -------
                                                                  Year Ended                Year Ended
                                                              December 31, 1997          December 31, 1996
                                                             -------------------        -------------------
Net asset value at beginning of period ...................   $  9.91     $  9.84        $ 10.12     $ 10.02
                                                             -------     -------        -------     -------
Net investment income ....................................      0.49        0.45           0.50        0.45
Net realized and unrealized gain (loss) on
 investments .............................................      0.32        0.33          (0.21)      (0.18)
                                                             -------     -------        -------     -------
Total from investment operations .........................      0.81        0.78           0.29        0.27
                                                             -------     -------        -------     -------
Less dividends and distributions:
From net investment income ...............................     (0.49)      (0.45)         (0.50)      (0.45)
From net realized gain on investments ....................     (0.14)      (0.14)            --          --
                                                             -------     -------        -------     -------
Total dividends and distributions ........................     (0.63)      (0.59)         (0.50)      (0.45)
                                                             -------     -------        -------     -------
Net asset value at end of period .........................   $ 10.09     $ 10.03        $  9.91     $  9.84
                                                             =======     =======        =======     =======
Total investment return(c) ...............................      8.39%       8.14%          3.06%       2.86%
Ratios (to average net assets)/Supplemental Data:
 Net investment income ...................................      4.88%       4.63%           5.0%        4.7%
 Net expenses ............................................      1.24%       1.49%          1.24%       1.49%
 Expenses (before reimbursement) .........................      1.41%       1.66%           1.4%        1.6%
Portfolio turnover rate ..................................       212%        212%           114%        114%
Net assets at end of period (in 000's) ...................   $13,814     $ 5,585        $15,572     $ 4,100

----------
 +   Annualized.
(a)  The Fund changed its fiscal year end from August 31 to December 31.
(b)  Commencement of operations.
(c) Total return is calculated exclusive of sales charges and is not annualized.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================

                                                Class A
                        ------------------------------------------------------
                                                                    October 1,
Class A     Class B     September 1        Year          Year        1991(b)
-------     -------       through         Ended         Ended        through
    Year Ended          December 31,    August 31,    August 31,    August 31,
 December 31, 1995        1994(a)          1994          1993          1992
-------------------       -------        -------       -------       -------
$  9.20     $  9.20       $  9.58        $ 10.43       $  9.95       $  9.55
-------     -------       -------        -------       -------       -------
   0.52        0.59          0.19           0.56          0.60          0.49

   0.91        0.82         (0.39)         (0.59)         0.54          0.34
-------     -------       -------        -------       -------       -------
   1.43        1.41         (0.20)         (0.03)         1.14          0.83
-------     -------       -------        -------       -------       -------

  (0.51)      (0.59)        (0.18)         (0.57)        (0.65)        (0.43)
     --          --            --          (0.25)        (0.01)           --
-------     -------       -------        -------       -------       -------
  (0.51)      (0.59)        (0.18)         (0.82)        (0.66)        (0.43)
-------     -------       -------        -------       -------       -------
$ 10.12     $ 10.02       $  9.20        $  9.58       $ 10.43       $  9.95
=======     =======       =======        =======       =======       =======
  15.97%      15.67%        (2.11%)        (0.35%)       11.88%         8.95%

    5.4%        5.1%          6.1%+          5.7%          6.0%          5.9%+
   1.24%       1.49%         0.99%+         0.99%         0.98%         0.99%+
    1.4%        1.6%          1.2%+          1.1%          1.2%          1.5%+
    114%        114%           39%           169%          131%           23%
$18,248     $ 1,588       $17,106        $17,862       $15,665       $10,605

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================
MAINSTAY TAX FREE BOND FUND
================================================================================

Selected data for a share outstanding throughout the years ended December 31, 1997, December 31, 1996 and December 31, 1995, the period September 1, 1994 through December 31, 1994 and the years ended August 31, 1994, August 31, 1993, August 31, 1992, August 31, 1991, August 31, 1990, August 31, 1989 and August 31, 1988.



                                                         Class A     Class B        Class A     Class B        Class A     Class B
                                                         -------     --------       -------     --------       -------     --------
                                                              Year Ended                 Year Ended                 Year Ended
                                                           December 31, 1997          December 31, 1996          December 31, 1995
                                                         --------------------       --------------------       --------------------
Net asset value at beginning of period                   $  9.84     $   9.84       $ 10.02     $  10.03       $  9.20     $   9.20
                                                         -------     --------       -------     --------       -------     --------
Net investment income                                       0.51         0.49          0.54         0.51          0.52         0.51
Net realized and unrealized gain (loss)
 on investments                                             0.35         0.35         (0.19)       (0.19)         0.83         0.83
                                                         -------     --------       -------     --------       -------     --------
Total from investment operations                            0.86         0.84          0.35         0.32          1.35         1.34
                                                         -------     --------       -------     --------       -------     --------
Less dividends and distributions:
From net investment income                                 (0.51)       (0.49)        (0.53)       (0.51)        (0.53)       (0.51)
From net realized gain on investments                         --           --            --           --            --           --
                                                         -------     --------       -------     --------       -------     --------
Total dividends and distributions                          (0.51)       (0.49)        (0.53)       (0.51)        (0.53)       (0.51)
                                                         -------     --------       -------     --------       -------     --------
Net asset value at end of period                         $ 10.19     $  10.19       $  9.84     $   9.84       $ 10.02     $  10.03
                                                         =======     ========       =======     ========       =======     ========
Total investment return(b)                                  9.02%        8.80%         3.63%        3.33%        15.00%       14.86%
Ratios (to average net assets)/Supplemental Data:
 Net investment income                                      5.14%        4.93%          5.4%         5.2%          5.5%         5.2%
 Expenses                                                   1.01%        1.22%          1.0%         1.2%          1.0%         1.2%
Portfolio turnover rate                                      119%         119%           95%          95%          110%         110%
Net assets at end of period (in 000's)                   $13,017     $482,109       $16,486     $496,231       $ 9,752     $543,314

----------
 +   Annualized.
(a)  The Fund changed its fiscal year end from August 31 to December 31.
(b) Total return is calculated exclusive of sales charges and is not annualized.

--------------------------------------------------------------------------------
                              Financial Highlights
--------------------------------------------------------------------------------

================================================================================

================================================================================

                                                         Class B
-----------------------------------------------------------------------------------------------------
September 1
  through                                        Year Ended August 31,
December 31,    -------------------------------------------------------------------------------------
   1994(a)        1994         1993         1992         1991         1990         1989         1988
  --------      --------     --------     --------     --------     --------     --------     -------
  $   9.71      $  10.39     $  10.21     $   9.82     $   9.40     $   9.74     $   9.60     $  9.73
  --------      --------     --------     --------     --------     --------     --------     -------
      0.17          0.51         0.57         0.59         0.59         0.61         0.70        0.65

     (0.51)        (0.58)        0.47         0.40         0.43        (0.33)        0.08       (0.13)
  --------      --------     --------     --------     --------     --------     --------     -------
     (0.34)        (0.07)        1.04         0.99         1.02         0.28         0.78        0.52
  --------      --------     --------     --------     --------     --------     --------     -------

     (0.17)        (0.53)       (0.60)       (0.60)       (0.60)       (0.62)       (0.64)      (0.65)
        --         (0.08)       (0.26)          --           --           --           --          --
  --------      --------     --------     --------     --------     --------     --------     -------
     (0.17)        (0.61)       (0.86)       (0.60)       (0.60)       (0.62)       (0.64)      (0.65)
  --------      --------     --------     --------     --------     --------     --------     -------
  $   9.20      $   9.71     $  10.39     $  10.21     $   9.82     $   9.40     $   9.74     $  9.60
  ========      ========     ========     ========     ========     ========     ========     =======
     (3.53%)       (0.69%)      10.81%       10.42%       11.21%        2.88%        8.34%       5.60%

       5.6%+         5.4%         5.6%         5.9%         6.1%         6.4%         6.8%        6.8%
       1.2%+         1.2%         1.2%         1.3%         1.4%         1.4%         1.6%        1.5%
        37%           92%         138%          97%          52%          44%         186%        215%
  $513,781      $552,156     $476,761     $292,936     $174,625     $131,342     $111,787     $82,042

================================================================================
                            Capital Appreciation Fund

                            The Fund's objective is:
================================================================================

to seek long-term growth of capital. Dividend income, if any, is an incidental consideration.

Who should invest? Investors who seek growth and are willing to accept a higher level of risk for higher return potential.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

The Fund may invest in a variety of companies and securities including common stocks, preferred stocks, warrants, and other equity securities. MacKay-Shields selects investments according to the economic environment and the attractiveness of particular markets. Generally, the Fund does not invest its assets for short-term profits.

Under normal market conditions...

 ...securities of companies with these characteristics:

o    participation in expanding product or service markets;

o    increasing unit sales volume;

o revenue growth and earnings per share superior to the average of common stocks comprising indices such as the S&P 500 Index; or

o    an increasing return on investment.

 ...any other securities that are deemed by MacKay-Shields to be ready for a rise in price, or expected to have accelerated growth in earnings due to special factors like new management, new products, changes in consumer demand, or changes in the economy.

 ...other investments suitable for most or all MainStay Funds. (See pages 55-56, "General Investment Considerations" and pages 73-78, "Description of Investments and Investment Practices," for details.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Risks? Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings. Opportunities for greater gain often come with greater risk of loss. Some of the securities, therefore, may carry above-average risk, compared to common stock indexes, such as the Dow Jones Industrial Average and the S&P 500 Index.

--------------------------------------------------------------------------------

WHO'S MANAGING YOUR MONEY?

EDMUND SPELMAN AND
RUDOLPH CARRYL OF
MACKAY-SHIELDS FINANCIAL CORPORATION.

Mr. Spelman is a Managing Director at MacKay-Shields who specializes in equities. He joined the firm in 1991 after working as an analyst at Oppenheimer & Co. since 1983. Mr. Spelman has acted as a portfolio manager of the Capital Appreciation and Total Return Funds since 1991. Mr. Carryl joined MacKay-Shields Financial Corporation as a Director--and the manager of this Fund--in 1992 and became a Managing Director in 1997. He has fifteen years of investment management and research experience. Mr. Carryl was research director and senior portfolio manager at Value Line, Inc. from 1978-1992. Mr. Carryl has also acted as a portfolio manager of the Total Return Fund since 1992.

================================================================================
                                Equity Index Fund

                            The Fund's objective is:
================================================================================

to provide investment results that correspond to the total return performance (and reflect reinvestment of dividends) of publicly traded common stocks represented by the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" or the "Index").

Who should invest? Investors who seek a conservative way to participate in the growth potential of stocks with the protection of a principal guarantee.

See pages 68-69 for more details about the Fund.

--------------------------------------------------------------------------------

Guarantee. This Fund comes with an unconditional guarantee from NYLIFE, Inc. that, 10 years from your date of purchase, the net asset value of a unit (equal to the NAV of a Fund share when purchased, plus the value of all cumulative reinvested dividends and distributions attributable to such share paid during the 10-year period) will not be less than the price you paid for the Fund share. For details and limitations of the guarantee, see "Other Information About the Funds--Equity Index Fund."

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

Under normal market conditions...

 ...at least 80% of net assets in stocks listed in the Index. The Fund will attempt to be fully invested at all times, and will invest in stocks in the same proportions as they are represented in the Index.

The Fund may invest in securities of foreign issuers included in the Index.

 ...futures contracts.

 ...call options on the Index.

 ...other investments suitable for most or all MainStay Funds. (See pages 55-56, "General Investment Considerations" and pages 73-78, "Description of Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------

Risks? An investment in this Fund involves risks similar to those of investing directly in common stocks. Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings. The Fund uses the Index because it represents about two-thirds of the total market value of all common stocks, and is well-known to investors. The Index also represents total return performance including reinvested dividends of the stocks in the Index. If the value of the Index declines, the NAV of shares of the Fund will also decline.

--------------------------------------------------------------------------------

The Index is a broad measurement of stock market performance composed of 500 common stocks selected by Standard & Poor's ("S&P"). By including a stock in the Index, S&P does not take any position on the stock's investment value.

The Fund is neither sponsored by nor affiliated with S&P.


WHO'S MANAGING YOUR MONEY?

JAMES MEHLING OF
MONITOR CAPITAL
ADVISORS, INC.

Mr. Mehling joined Monitor Capital Advisors in 1991 after working as director of risk management in the investment department of New York Life Insurance Company. Mr. Mehling is currently Chief Investment Officer for Monitor. He began his career in financial services with Merrill Lynch in 1976 and was with County NatWest Government Securities from 1987-1989. Mr. Mehling has served as portfolio manager to the Fund since 1991.

================================================================================
                            International Equity Fund

                            The Fund's objective is:
================================================================================

to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Who should invest? Investors who prefer the higher return potential of international equities or want to add diversification to their domestic investments.

See pages 71-72 for more details about the Fund.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

Under normal market conditions...

 ...at least 65% of total assets in a diversified portfolio of equity securities, which may include common stocks, preferred stocks, warrants, and other equity securities of issuers, wherever organized, who do business mainly outside the U.S. Eligible investments include any equity or equity-related investments, domestic or foreign, whether denominated in foreign currencies or U.S. dollars.

 ...a variety of countries, with a minimum of five countries other than the U.S. This includes countries with established economies as well as emerging market countries, including, among others, those in Latin America and Asia, that the Sub-Adviser believes present favorable opportunities.

 ...no more than 25% of total assets in any one industry group or in any one government, not including the U.S.

The Fund may buy and sell currency on a spot basis and enter into forward foreign currency contracts for hedging purposes. The Fund may also buy foreign currency options, securities and securities index options, and enter into futures contracts and related options. (For more details, see pages 71-72, "Other Information About the Funds--International Equity Fund.")

 ...other investments suitable for most or all MainStay Funds. (See pages 55-56, "General Investment Considerations" and pages 73-78, "Description of Investments and Investment Practices," for details.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Fund is for long-term investors who seek growth over current income. It is not designed as a way to speculate on short-term stock market swings. Investors should be able to tolerate sudden and sometimes substantial fluctuations in value.

Risks? Alone, this Fund is not a balanced investment plan. It is appropriate for investors wanting investments in markets outside the U.S., while seeking to avoid undue volatility. The orientation is in avoiding excessive risk, although there are risks associated with any investment. Due to this philosophy, the Fund may not attain as high a return as more aggressively managed international funds--although the Fund is expected to outperform some funds in down markets. There is no guarantee that the Fund will succeed in achieving its objective. Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

Investments in foreign securities could be more volatile and more difficult to sell than U.S. investments, and involve additional risks. (For more on risks of investing in foreign securities, see page 74, "Description of Investments and Investment Practices--Foreign Securities.")
--------------------------------------------------------------------------------

WHO'S MANAGING YOUR MONEY?

SHIGEMI TAKAGI OF
MACKAY-SHIELDS
FINANCIAL CORPORATION.

Mr. Takagi is a Director at MacKay-Shields, specializing in international equities. He joined the firm in 1989 after working at First Boston Corp. as an international equity analyst. He has served as a portfolio manager since the Fund was started in 1994.

Securities of issuers in one country may be denominated in the currency of another country.

================================================================================
                                Convertible Fund

                            The Fund's objective is:
================================================================================

to seek capital appreciation together with current income. Certain of the Fund's investments are speculative.

Who should invest? Investors who want income from securities that may offer growth potential if converted into common stock or the cash value of a stock or a basket or index of equity securities.

See page 68 for more details about the Fund.
--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

Under normal market conditions...

 ...at least 65% of net assets in convertible securities (such as preferred stock, bonds, debentures, corporate notes, and others which can be converted into common stock or the cash value of a stock or a basket or index of equity securities).

     The Fund takes a flexible approach by investing in a broad range of securities of a variety of companies and industries.

 ...not more than 5% of total assets in securities that are:

o    rated less than B by Moody's Investors Service, Inc. ("Moody's") or S&P; or

o    unrated but judged by the Sub-Adviser to be of comparable quality.

The Fund may invest without restriction in securities rated Ba or B by Moody's or BB or B by S&P.

 ...up to 35% of total assets in non-convertible debt, equity securities that do not pay regular dividends, U.S. government securities, cash, or cash equivalents.

 ...short sales against the box.

 ...other investments suitable for most or all MainStay Funds. (See pages 55-56, "General Investment Considerations" and pages 73-78, "Description of Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Risks? Generally, when interest rates fall, the NAV rises, and when interest rates rise, the NAV declines.

 A convertible security's total return partly depends on the performance of the common stock into which it can be converted. The Fund doesn't generally restrict investments by rating category.

 Securities rated Ba (Moody's), BB (S&P) or lower (sometimes called "junk bonds") aren't considered "investment-grade" and run greater risks of price fluctuations, loss of principal and interest, default, or bankruptcy by the issuer, and other risks which is why these securities are considered speculative. (See page 78, "Risks of Investing in High Yield Securities (`Junk Bonds')" for more details; and Appendix A for a description of ratings.)

--------------------------------------------------------------------------------


WHO'S MANAGING YOUR MONEY?

DENIS LAPLAIGE,
NEIL FEINBERG AND
THOMAS WYNN OF
MACKAY-SHIELDS FINANCIAL
CORPORATION.

Mr. Laplaige is President, Senior Managing Director and Chief Investment Officer of MacKay-Shields. He joined the firm in 1982, became a Director in 1988, Managing Director in 1991, a member of the Board of Directors in 1993, President in 1994, Senior Managing Director, and Chief Investment Officer in 1996. He has managed this Fund since 1991 and is also a manager of the Strategic Value Fund, the Value Fund and the High Yield Corporate Bond Fund. Mr. Feinberg is a Director of MacKay-Shields and has been a portfolio manager for the Convertible Fund since he joined the firm in 1992 and is a Manager of the Strategic Income and Strategic Value Funds. For the previous three years, he was an analyst for National Securities and Research Corporation, and for the prior four years he worked as a CPA/auditor for Peat Marwick Main & Company. Mr. Wynn has been a portfolio manager for the Convertible Fund since 1997 and joined the firm in 1995 as a research analyst. He was previously a portfolio manager at Fiduciary Trust for nine years and has over twelve years experience in investment management and research.


In light of the limited market for convertible securities and the size of the Convertible Fund, the Fund's Manager, Sub-Adviser and Board of Trustees believe that it is in the best interest of the Fund and its shareholders to limit the Fund's cash inflow in order to better enable the Fund to continue to find appropriate investment opportunities. Accordingly, Convertible Fund will not offer or accept purchase orders from new investors. Existing shareholders of other MainStay Funds are not permitted to make exchanges into the Convertible Fund. Convertible Fund shareholders of record as of May 30, 1997 may make additional purchases of shares or redeem shares. The Board of Trustees and management may elect to open the Fund in the future if they determine it appropriate to do so.

================================================================================
                                Total Return Fund

                            The Fund's objective is:
================================================================================

to realize current income consistent with reasonable opportunity for future growth of capital and income.

The Fund takes a flexible approach by investing in a broad range of securities which may be spread among different companies, industries, and types of securities. Securities may include common stocks, convertible securities, warrants, bonds, preferred stocks, and other debt obligations, including money market instruments.

Who should invest? Investors who seek a combination of income and growth potential and want to manage risk through diversification.

See page 73 for more details about the Fund.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

Under normal market conditions...

 ...at least 30% of net assets in equities. Usually, a majority of stocks of companies with revenue growth and earnings per share better than the average of the stocks that comprise the S&P 500 Index. The Fund also invests in stocks and other equities which the Sub-Adviser believes are "undervalued;"

 ...at least 30% of net assets in debt securities, including U.S. government securities, corporate debt securities, asset-backed securities, mortgage-backed securities and commercial paper. The long-term investments are expected mainly to be rated A or better by S&P or Moody's, or, unrated but judged by the Sub-Adviser to be of comparable quality.

 ...up to 20% of the debt securities may be rated below A but must be rated at least Ba (Moody's) or BB (S&P), or, if unrated, judged by the Sub-Adviser to be of comparable quality.

 ...no more than 5% of the Fund's net assets may be below investment grade.

 ...other investments suitable for most or all MainStay Funds. (See pages 55-56, "General Investment Considerations" and pages 73-78, "Description of Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------

Risks? The Fund may allocate its assets among equity and debt securities and, therefore, has some exposure to the risks of both common stocks and bonds. See, for example, "Risks?" for the Capital Appreciation Fund (page 40) and Strategic Income Fund (page 51). Debt securities rated Ba (Moody's) or BB (S&P) run greater risks of price fluctuations, default by the issuer, and other risks. Securities rated Ba (Moody's), BB (S&P) are considered speculative and are sometimes called "junk bonds." (See page 78 for more details; and Appendix A for ratings descriptions.)

--------------------------------------------------------------------------------

WHO'S MANAGING
YOUR MONEY?

RAVI AKHOURY,
EDMUND SPELMAN AND
RUDOLPH CARRYL OF
MACKAY-SHIELDS FINANCIAL
CORPORATION.

Mr. Akhoury joined MacKay-Shields as a Director in 1984, became Managing Director in 1988, President and member, Board of Directors in 1989, Chairman and CEO in 1992 and Senior Managing Director of MacKay-Shields and Executive Vice President of New York Life Insurance Company and Chief Executive Officer of New York Life Asset Management, a division of New York Life Insurance Company in 1997. Previously, he'd served four years as fixed-income manager for Fischer Francis Trees and Watts and seven years for the Equitable Life Assurance Society. He has been a portfolio manager of the Total Return Fund since 1987, and also manages the Government and Tax Free Bond Funds. Biographies for Mr. Spelman and Mr. Carryl appear on page 40.

===============================================================================
                              Strategic Value Fund

                            The Fund's objective is:
================================================================================

to seek maximum long-term total return from a combination of common stocks, convertible securities and high yield securities. Certain of the Fund's investments are speculative.

Who should invest? Investors who seek maximum total return by investing in multiple market sectors.

 See pages 69-70 for more details about the Fund.
--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

Under normal market conditions, foreign and domestic securities in three asset classes, limited by the following:

 ...30% to 80% of net assets in common stocks which:

o the Sub-Adviser believes are "undervalued" (selling below their value) when purchased;

o typically pay dividends, although there may be non-dividend-paying stocks if they meet the "undervalued" criteria;

o are listed on a national securities exchange or are traded in the Over-the-Counter (OTC) market.

 ...10% to 40% of net assets in corporate debt securities: all types of debt securities ordinarily in the lower rating categories of Moody's (Baa to B) and S&P (BBB to B) or judged to be of comparable creditworthiness by the Fund's Sub-Adviser.

 ...10% to 40% of net assets in convertible securities (such as preferred stocks, bonds, debentures, corporate notes, and others which can be converted into common stock or the cash value of a single equity security or a basket or index of equity securities), which may be in any rating category or unrated.

Within these limitations, the Fund may also invest in:

 ...not more than 20% of net assets in securities that are:

rated CCC or below by Moody's or S&P or judged by the Sub-Adviser to be of comparable quality.

 ...U.S. government securities, cash or cash equivalents;

 ...other investments suitable for most or all MainStay Funds. (See pages 55-56, "General Investment Considerations" and pages 73-78, "Description of Investments and Investment Practices," for details.)

At times, the actual allocation for each asset class may differ from the limitations set forth above, due to market fluctuations or cash entering or leaving the Fund. This could happen for instance, if the Sub-Adviser has positioned the assets close to a minimum or maximum for one or more asset classes, and the Fund's cash position changes because of investors buying or selling the Fund's shares. To correct the situation, the Sub-Adviser intends to move cash or reallocate assets within seven days.

Generally, the Sub-Adviser seeks out undervalued securities in all asset classes. Usually, stocks deemed to be at full value will be replaced with new, "undervalued" stocks. When assessing whether a stock is undervalued, the Sub-Adviser considers many factors and will compare the market price to the company's "book" value, estimated value of the company's assets (liquidating value), and cash flow. To a lesser extent, the Sub-Adviser will also look at trends and forecasts such as growth rates and future earnings.

--------------------------------------------------------------------------------

Risks? The NAV of the Fund's shares will fluctuate depending on a number of factors, including the Sub-Adviser's ability to consistently and correctly determine the relative attractiveness of the asset classes. Prices change not only in response to economic factors but to psychological factors as well and these factors are difficult to interpret and quantify. It is therefore possible for the Fund to have a lower overall investment in stocks during a period of rising stock prices, or a small investment in bonds during a period of rising bond prices.

The risks of investing in particular types of debt securities also may vary. For example, securities rated below BBB or Baa (sometimes called "junk bonds") are not considered "investment grade" and run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks which is why these securities are considered speculative.

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

Investments in foreign securities could be more volatile and more difficult to sell than U.S. securities, and involve additional risks, including currency fluctuations and political and economic instabilities.

For additional information regarding risks associated with investment in the Fund, see pages 73-78, Description of Investments and Investment Practices.

--------------------------------------------------------------------------------

WHO'S MANAGING
YOUR MONEY?

DENIS LAPLAIGE, STEVEN TANANBAUM AND NEIL FEINBERG OF
MACKAY-SHIELDS FINANCIAL CORPORATION.

Denis Laplaige is primarily responsible for the value portion of the Fund's portfolio. Mr. Laplaige's biography appears on page 43.

Steven Tananbaum, who is primarily responsible for the high yield portion of the Fund's portfolio, is a Managing Director of MacKay-Shields. Mr. Tananbaum joined MacKay-Shields in 1989. Previously, he worked as a high yield and merger associate intern in the corporate finance department of Kidder Peabody. Neil Feinberg is primarily responsible for the convertible portion of the Fund's portfolio. Mr. Feinberg's biography appears on page 43.

================================================================================
                                   Value Fund

                            The Fund's objective is:
================================================================================

to realize maximum long-term total return from a combination of capital growth and income. It is not designed or managed primarily to produce current income.

Who should invest? Investors who seek to maximize total return from securities which may have more potential than the market currently sees.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

The Fund takes a flexible approach, emphasizing investments in common stocks with the characteristics listed below.

Under normal market conditions...

 ...at least 65% of net assets in common stocks which:

o the Sub-Adviser believes were "undervalued" (selling below their value) when purchased;

o typically pay dividends, although there may be non-dividend-paying stocks if they meet the "undervalued" criteria; and

o are listed on a national securities exchange or are traded in the Over-the-Counter (OTC) market.

 ...other investments suitable for most or all MainStay Funds. (See pages 55-56, "General Investment Considerations" and pages 73-78, "Description of Investments and Investment Practices," for details.)

Usually, stocks deemed to be at full value will be replaced with new, "undervalued" stocks.

In assessing whether a stock is undervalued, the Sub-Adviser considers many factors and will compare the market price to the company's "book" value, estimated value of the company's assets (liquidating value), and cash flow. To a lesser extent, the Sub-Adviser will also look at trends and forecasts such as growth rates and future earnings.

--------------------------------------------------------------------------------

Risks? Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

--------------------------------------------------------------------------------

WHO'S MANAGING
YOUR MONEY?

DENIS LAPLAIGE AND JEFFREY A. SIMON OF
MACKAY-SHIELDS FINANCIAL CORPORATION.

Mr. Laplaige, President, Senior Managing Director and Chief Investment Officer of MacKay-Shields, has served as a portfolio manager of the Value Fund since 1988. His biography is on page 43. Mr. Simon joined MacKay-Shields in 1993. Mr. Simon is a Managing Director of MacKay-Shields and specializes in equity securities. Previously, Mr. Simon was a senior equity research analyst and portfolio manager at National Securities and Research Corporation from 1991-1992 and Neuberger & Berman from 1987-1991.

================================================================================
                                 Government Fund

                            The Fund's objective is:
================================================================================

to seek a high level of current income, consistent with safety of principal.

Who should invest? Investors who seek to combine high current income and safety of principal.

See page 70 for more details about the Fund.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

 Under normal market conditions...

 ...at least 65% of net assets in U.S. government securities including:

o U.S. Treasury bills (maturing in one year or less), notes (1-10 years), and bonds (generally 10+ years);

o debt securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; and

o Government National Mortgage Association ("GNMA") mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by the Federal National Mortgage Association ("FNMA") and by the Federal Home Loan Mortgage Corporation ("FHLMC").

 ...up to 35% of total assets in mortgage-backed and asset-backed securities that are not U.S. government securities.

 ...enter into agreements to purchase securities on a when-issued or forward commitment basis.

 ...other investments suitable for most or all MainStay Funds. (See pages 55-56, "General Investment Considerations" and pages 73-78, "Description of Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------

Risks? Although some of the instruments the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed and the Fund's NAV will fluctuate. Generally, when interest rates fall, the NAV rises, and when interest rates rise, the NAV declines.

Mortgage-backed securities may be prepaid prior to maturity. Prepayment rates may be affected by changes in mortgage rates. During periods of falling rates, prepayments tend to increase, and during periods of rising rates, they tend to decrease. Prepayments usually are reinvested at different rates than the original investment. As a result, these securities can increase in value less than "non-callable" bonds during falling rate periods, yet involve comparable risks during rising rate periods.

--------------------------------------------------------------------------------

WHO'S MANAGING
YOUR MONEY?

RAVI AKHOURY AND EDWARD MUNSHOWER OF
MACKAY-SHIELDS FINANCIAL CORPORATION.

Mr. Akhoury, Chairman and CEO of MacKay-Shields, has served as portfolio manager of the Government Fund since 1986. His biography appears on page 44. Mr. Munshower is a Director of MacKay-Shields and has been a portfolio manager for the Government Fund since 1986. Mr. Munshower is also the portfolio manager for the Strategic Income Fund. He joined MacKay-Shields as a fixed income investment specialist in 1985 after having been an investment analyst for New York Life Insurance Company. Mr. Munshower has over 14 years of experience in investment management and research.

================================================================================
                         High Yield Corporate Bond Fund

                            The Fund's objective is:
================================================================================

maximum current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective. The potential for high yield is accompanied by higher risk. Certain of the Fund's investments are speculative.

Who should invest? Investors who want to maximize current income and can accept the higher risk of securities with high yield potential.

See pages 70-71 for more details about the Fund.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

Under normal market conditions...

 ...at least 65% of total assets in corporate debt securities: all types of foreign and domestic debt securities ordinarily in the lower rating categories of Moody's (Baa to B) and S&P (BBB to B).

 ...without restriction in securities rated at least Ba or B by Moody's, BB or B by S&P, or unrated securities determined by the Sub-Adviser to be of comparable quality.

 ...not more than 15% of net assets in securities rated lower than B by Moody's or S&P.

 ...up to 25% of total assets in equity securities, including common stocks, preferred stocks, warrants, and rights.

 ...short sales against the box.

 ...other investments suitable for most or all MainStay Funds. (See pages 55-56, "General Investment Considerations" and pages 73-78, "Description of
Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Risks? Generally, when interest rates fall, the NAV rises, and when interest rates rise, the NAV declines.

Securities rated below BBB or Baa (sometimes called "junk bonds") are not considered "investment-grade" and run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks which is why these securities are considered speculative. (For a more complete discussion of those risks, see page 78, "Risks of Investing in High Yield Securities (`Junk Bonds').") Seeking to reduce risk, the Fund's Sub-Adviser diversifies investments and also pays close attention to issuer creditworthiness and trends across industries and in the economy. (See Appendix A for a description of ratings.)

Investments in foreign securities could be more volatile and more difficult to sell than U.S. investments, and involve additional risks. (For more on risks of investing in foreign securities, see page 74, "Description of Investments and Investment Practices--Foreign Securities.")

If the Sub-Adviser is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, NAV and potential capital gains could decrease, or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

--------------------------------------------------------------------------------

WHO'S MANAGING YOUR MONEY?

Denis Laplaige and
Steven Tananbaum of
MacKay-Shields
Financial Corporation.

Mr. Laplaige, President, Senior Managing Director and Chief Investment Officer of MacKay-Shields, has served as portfolio manager of the High Yield Corporate Bond Fund since 1991. His biography is on page 43. Mr. Tananbaum has been a portfolio manager for the Fund since he joined MacKay-Shields in 1989. Mr. Tananbaum's biography appears on page 45.

================================================================================
                             International Bond Fund

                            The Fund's objective is:
================================================================================

to seek to provide competitive overall return commensurate with an acceptable level of risk by investing primarily in a portfolio consisting of non-U.S. (primarily government) debt securities.

Who should invest? Investors who prefer the higher return potential of international bonds or want to add diversification to their domestic investments.

See page 71 for more details about the Fund.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

Under normal market conditions...

 ...any debt or debt-related investment, domestic or foreign, denominated in foreign or U.S. currencies.

 ...at least 65% of total assets in debt securities of foreign governments, agencies and supranational organizations denominated in foreign or U.S. currencies. These could have fixed, variable, floating or inverse floating rates of interest. The Fund may also purchase debt securities of corporate issuers. Some of these securities may be privately issued and/or convertible into common stock, or they may be traded together with warrants for the purchase of common stock.

 ...a variety of countries, with a minimum of five countries other than the U.S. This includes countries with established economies as well as emerging market countries, including, among others, those in Latin America and Asia, that the Sub-Adviser believes present favorable opportunities.

 ...not more than 25% of net assets in debt securities rated below BBB by S&P or Baa by Moody's, or, if unrated, determined by the Sub-Adviser to be of comparable quality. (See Appendix A for a description of ratings.)

The Fund may buy and sell currency on a spot basis and enter into forward foreign currency contracts for hedging purposes. The Fund may also buy forward foreign currency options, securities and securities index options, and enter into futures contracts and related options. (For more details, see page 71, "Other Information About the Funds -- International Bond Fund.")

 ...other investments suitable for most or all MainStay Funds. (See pages 55-56, "General Investment Considerations" and pages 73-78, "Description of Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Risks? Alone, this Fund is not a balanced investment plan. It may be appropriate for investors wanting investments in markets outside the U.S. while seeking to avoid higher volatility. The orientation is in avoiding excessive risk, although there are risks associated with any investment. Due to this philosophy, the Fund may not attain as high a return as more aggressively managed international funds--although the Fund is expected to outperform some funds in down markets. There is no guarantee that the Fund will succeed in achieving its objective.

Generally, when interest rates fall, the NAV rises, and when interest rates rise, the NAV declines.

Securities rated below BBB or Baa (sometimes called "junk bonds") are not considered "investment-grade" and run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks, which is why these securities are considered speculative. (See page 78, "Risks of Investing in High Yield Securities (`Junk Bonds')", for details and Appendix A for a description of ratings.)

Investments in foreign securities could be more volatile and more difficult to sell than U.S. investments, and involve additional risks. (For more on risks of investing in foreign securities, see page 74, "Description of Investments and Investment Practices--Foreign Securities.")

There are certain risks associated with investments in securities with floating or inverse floating rates of interest. (See page 74, "Description of Investments and Investment Practices--Floaters and Inverse Floaters.")

--------------------------------------------------------------------------------

WHO'S MANAGING
YOUR MONEY?

JOSEPH PORTERA OF MACKAY-
SHIELDS FINANCIAL
CORPORATION.

Mr. Portera is a Director of MacKay-Shields specializing in international bonds. He is also a portfolio manager for the Strategic Income Fund. He returned to MacKay-Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera joined MacKay-Shields in 1991 and was portfolio manager of the International Bond Fund from its inception in September 1994 to August 1995. Previously, Mr. Portera was a portfolio manager specializing in international debt securities at ABN-AMRO Bank, N.V.from 1988 to 1991.

Securities of issuers in one country may be denominated in the currency of another country.

================================================================================
                                Money Market Fund

                            The Fund's objective is:
================================================================================

to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. Investments in the Fund are neither insured nor guaranteed by the U.S. government. Although the Fund attempts to maintain a stable net asset value (NAV) of $1 per share, there can be no assurance that it will succeed in doing so.

Who should invest? Investors who are averse to risk or want to earn competitive yields on cash they're planning to spend or invest in the near future.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

 ...short-term securities of the U.S. government (those that mature within 397 days).

 ...bank and bank holding company obligations (including CDs and bankers' acceptances).

 ...commercial paper (short-term, unsecured loans to corporations), including variable rate master demand notes, and other short-term corporate loans (one year or less).

 ...dollar-denominated loans to U.S. and foreign issuers and securities of foreign branches of U.S. banks (such as negotiable CDs, also known as Eurodollars) including variable rate master demand notes and floating rate notes.

 ...up to 5% of total assets in securities of one issuer, (this doesn't apply to U.S. government securities and related repurchase agreements and securities subject to certain puts) except, up to 25% of total assets may be invested in securities of a single issuer for up to 3 days if they're rated in the highest category by at least two major rating agencies ("First Tier"), or, if unrated, determined to be of comparable quality by the Sub-Adviser.

 ...up to 5% of total assets in securities rated in the top two categories by at least two nationally recognized rating agencies, but not rated in the highest category by two or more major rating agencies ("Second Tier"), or, if unrated, determined to be of comparable quality by the Sub-Adviser when acquired.

 ...up to 1% of total assets (or $1 million, whichever is greater at the time of the purchase) in securities of any one issuer which is Second Tier).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Risks? Any investment the Fund makes must present minimal credit risk in the opinion of the Sub-Adviser. If rated, a security must be rated within the two highest rating categories for short-term debt securities by at least two major rating agencies (or by one major agency, if only that agency has rated the security).

--------------------------------------------------------------------------------

This Fund generally can't invest in securities with remaining maturities longer than 397 days (13 months). In addition, the weighted average portfolio maturity may not exceed 90 days. (See the SAI for a more detailed explanation.)

================================================================================
                              Strategic Income Fund

                            The Fund's objective is:
================================================================================

to provide current income and competitive overall return by investing primarily in domestic and foreign debt securities.

Who should invest? Investors who seek an opportunity for potentially higher income and overall return by investing in multiple bond market sectors.

See page 72 for more details about the Fund.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

Under normal market conditions...

 ...at least 65% of total assets in a diversified portfolio of domestic and foreign debt or debt-related securities issued by government and corporate issuers. The securities may be denominated in U.S. or foreign currencies, and may have fixed, variable, floating or inverse floating rates of interest. Maturities of the securities held by the Fund will vary.

 ...various bond market sectors (U.S. government--including mortgage-related securities, foreign government, U.S. corporate and foreign corporate including high yield securities in each of the foregoing sectors). The Sub-Adviser will allocate the Fund's investments among the various bond market sectors based on current and projected economic and market conditions.

 ...a variety of countries, which may include countries with established economies as well as emerging market countries, including, among others, those in Latin America and Asia, that the Sub-Adviser believes present favorable opportunities.

 ...securities rated below BBB by S&P or Baa by Moody's or, if unrated, determined by the Sub-Adviser to be of comparable quality.

 ...not more than 15% of net assets in securities rated lower than B by S&P or Moody's.

 ...up to 30% of total assets in equity securities, including common stocks, preferred stocks, warrants and rights.

 ...securities in which the Fund may invest include:

o obligations issued or guaranteed by the U.S. or foreign governments, their agencies, subdivisions or instrumentalities, obligations of supranational entities or international agencies;

o debt securities issued by domestic or foreign corporate entities, zero coupon bonds, and municipal bonds;

o    mortgage-backed and other asset-backed securities;

o    loan participation interests;

o securities that are privately issued and/or convertible into common stock, or securities traded together with warrants for the purchase of common stock; and

o    cash equivalents.

 ...futures on debt securities and bond index futures, options on these futures and options on debt securities.

The Fund may buy and sell currency on a spot basis and enter into forward foreign currency contracts for hedging purposes. The Fund may also buy foreign currency options.

 ...other investments suitable for the Fund. (See pages 55-56, "General Investment Considerations" and pages 73-78, "Description of Investments and Investment Practices.")

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Risks? The NAV of the Fund's shares will fluctuate depending on a number of factors. Generally, when interest rates fall, the NAV rises, and when interest rates rise, the NAV declines. Other factors such as changes in the perceived creditworthiness of certain issuers, changes in the relative values of currency, and changes in the average maturity of the Fund's investments can also affect NAV.

The risks of investing in particular types of debt securities also may vary. For example, some types of debt securities are particularly sensitive to interest rate changes (e.g. zero coupon bonds and some mortgage- or asset-backed securities) and may therefore be especially volatile. Others may entail unique or special risks that can affect value. For example, securities rated below BBB or Baa (sometimes called "junk bonds") are not considered "investment-grade" and run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks which is why these securities are considered speculative.

Investments in foreign securities could be more volatile and more difficult to sell than U.S. investments, and involve additional risks, including currency fluctuations and political and economic instabilities.

There are certain risks associated with investments in securities with floating or inverse floating rates of interest. Securities of issuers in one country may be denominated in the currency of another country.

For additional information regarding risks associated with investment in the Fund, see pages 73-78, "Description of Investments and Investment Practices."

--------------------------------------------------------------------------------


WHO'S MANAGING YOUR MONEY?

NEIL FEINBERG, JOSEPH PORTERA, EDWARD
MUNSHOWER AND STEVEN TANANBAUM
OF MACKAY-SHIELDS FINANCIAL
CORPORATION.

Messrs. Feinberg, Portera and Tananbaum have served as portfolio managers since the Fund started in 1997. Their biographies appear on pages 43, 49, and 45, respectively. Mr. Munshower also serves as portfolio manager for the Fund. His biography appears on page 47.

================================================================================
                            California Tax Free Fund

                            The Fund's objective is:
================================================================================

to seek to provide a high level of current income exempt from regular federal income tax and California personal income tax, consistent with preservation of capital. The Fund invests primarily in municipal securities issued by the State of California and its political subdivisions, agencies and instrumentalities.

Who should invest? California residents who want to keep more of what they earn by investing for income that's double tax-free.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

Under normal market conditions...

 ...at least 80% of total assets in California tax-exempt securities. These could have fixed, variable or floating rates of interest. They may also be zero coupon municipal bonds, with no coupon rate.

The tax-exempt securities must be:

o    rated, at purchase, in one of the top four categories by Moody's or S&P;

o short-term tax-exempt securities which, at purchase, are rated in one of the top three categories by Moody's or S&P;

o municipal commercial paper which, at purchase, is rated P-1 by Moody's or A-1 by S&P; or

o unrated securities determined by the Sub-Adviser to be of comparable quality.

The two main types of municipal bonds are "General Obligation" and "Revenue" bonds. (See page 75, "Descriptions of Investments and Investment
Practices-Municipal Securities and Municipal Lease Obligations," for details.)

The Fund may also purchase Industrial Development and Pollution Control Bonds, which are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user.

 ...generally not more than 25% of total assets in securities of any one governmental unit.

 ...not more than 20% of total assets in tax-exempt securities subject to the federal alternative minimum tax (AMT) for individual shareholders.

 ...tax-exempt debt obligations issued by political subdivisions and authorities of the Commonwealth of Puerto Rico.

 ...other investments suitable for most or all MainStay Funds. (See pages 55-56, "General Investment Considerations" and pages 73-78, "Description of Investments and Investment Practices," for details.)

The Fund may also buy and sell call and put options, invest in futures contracts on debt securities or securities indexes, and invest in options on futures contracts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Risks? The value of these securities--and the Fund's NAV--may rise or fall due to various factors. These factors include changes in interest rates, and the ability of the issuers to make their interest and principal payments on these securities. Generally, when interest rates fall, the NAV rises, and when rates rise, the NAV declines.

Changes in credit ratings may cause the Fund to hold bonds rated below "investment-grade." The Fund isn't obligated to sell a security that has been downgraded below investment-grade, but will sell the security as soon as reasonably practicable, depending on market conditions, if more than 5% of the total assets would be invested in securities rated below investment grade.

Securities rated BBB (S&P) or Baa (Moody's) run greater risks of price fluctuations, default by the issuer, and other risks that may be considered speculative. (See Appendix A for a description of ratings.)

Issuers of municipal lease securities aren't obligated to continue payments unless money is appropriated periodically by the legislative body. This could make collecting difficult in the case of a default.

Since the Fund concentrates its investments in California securities, the NAV of the Fund's shares can be adversely affected by political developments or economic events in California, including a default of a municipal issuer or a financial crisis.

Investments in futures contracts and options carry certain risks. (See page 76, "Description of Investments and Investment Practices--Risk Management Techniques.")

--------------------------------------------------------------------------------

WHO'S MANAGING YOUR MONEY?

RAVI AKHOURY AND JAMES FLOOD OF
MACKAY-SHIELDS FINANCIAL
CORPORATION.

Mr. Akhoury, Chairman and CEOof MacKay-Shields, has served as portfolio manager since the Fund started in 1991. His biography appears on page 44. Mr. Flood, a Director of MacKay-Shields, has been a portfolio manager for the Fund since 1992. His biography appears on page 54.

To help you decide whether taxable or non-taxable yields are better for you, see Appendix B for a comparative yield table.

================================================================================
                             New York Tax Free Fund

                            The Fund's objective is:
================================================================================

to seek to provide a high level of current income exempt from regular federal income tax and personal income tax of New York State and its political subdivisions, including New York City, consistent with preservation of capital. The Fund invests primarily in municipal securities issued by the State of New York and its political subdivisions, agencies and instrumentalities.

Who should invest? New York State or New York City residents who want to keep more of what they earn with income that's double or triple tax-free.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

Under normal market conditions...

 ...at least 80% of total assets in New York tax-exempt securities. These could have fixed, variable or floating rates of interest. They may also be zero coupon municipal bonds, with no coupon rate.

The tax-exempt securities must be:

o    rated, at purchase, in one of the top four categories by Moody's or S&P;

o short-term tax-exempt securities which, at purchase, are rated in one of the top three categories by Moody's or S&P;

o municipal commercial paper which, at purchase, is rated P-1 by Moody's or A-1 by S&P; or

o unrated securities determined by the Sub-Adviser to be of comparable quality.

The two main types of municipal bonds are "General Obligation" and "Revenue" bonds. (See page 75, "Descriptions of Investments and Investment Practices-- Municipal Securities and Municipal Lease Obligations," for details.)

The Fund may also purchase Industrial Development and Pollution Control Bonds, which are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user.

 ...generally not more than 25% of total assets in securities of any one governmental unit.

 ...not more than 20% of total assets in tax-exempt securities subject to the federal alternative minimum tax (AMT) for individual shareholders.

 ...tax-exempt debt obligations issued by political subdivisions and authorities of the Commonwealth of Puerto Rico.

 ...other investments suitable for most or all MainStay Funds. (See pages 55-56, "General Investment Considerations" and pages 73-78, "Description of Investments and Investment Practices," for details.)

The Fund may also buy and sell call and put options, invest in futures contracts on debt securities or securities indexes, and invest in options on futures contracts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Risks? The value of these securities--and the Fund's NAV--may rise or fall due to various factors. These factors may include changes in interest rates, and the ability of the issuers to make their interest and principal payments on these securities. Generally, when interest rates fall, the NAV rises, and when rates rise, the NAV declines.

Changes in credit ratings may cause the Fund to hold bonds rated below "investment-grade." The Fund isn't obligated to sell a security that has been downgraded below investment-grade; but will sell the security as soon as reasonably practicable, depending on market conditions, if more than 5% of the total assets would be invested in securities rated below investment grade.

Securities rated BBB (S&P) or Baa (Moody's) run greater risks of price fluctuations, default by the issuer, and other risks that may be considered speculative. (See Appendix A for a description of ratings.)

Issuers of municipal lease securities aren't obligated to continue payments unless money is appropriated periodically by the legislative body. This could make collecting difficult in the case of a default.

Since the Fund concentrates its investments in New York securities, the NAV of the Fund's shares can be adversely affected by political developments or economic events in New York State, including a default of a municipal issuer or a financial crisis.

Investments in futures contracts and options carry certain risks. (See page 76, "Description of Investments and Investment Practices--Risk Management Techniques.")

--------------------------------------------------------------------------------

WHO'S MANAGING YOUR MONEY?

RAVI AKHOURY AND JAMES FLOOD OF
MACKAY-SHIELDS FINANCIAL
CORPORATION.

Mr. Akhoury, Chairman and CEOof MacKay-Shields, has served as portfolio manager since the Fund started in 1991. His biography appears on page 44. Mr. Flood, a Director of MacKay-Shields, has been a portfolio manager for the Fund since 1992. His biography appears on page 54.

To help you decide whether taxable or non-taxable yields are better for you, see Appendix B for a comparative yield table.

================================================================================
                               Tax Free Bond Fund

                            The Fund's objective is:
================================================================================

to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital. There may be some earnings, however, subject to federal tax; and most may be subject to state and local taxes.

 Who should invest? Investors in a high federal income tax bracket or investors who want to pay less of their investment earnings to the IRS.

See pages 72-73 for more details about the Fund.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

Under normal market conditions...

 ...tax-exempt securities which are, at the time of purchase, rated in one of the top four categories (or short-term tax-exempt securities rated in one of the top three categories) by Moody's or S&P or, if unrated, deemed by the Sub-Adviser to be of comparable quality. The Fund may also buy futures, options on futures and cash equivalents.

 ...at least 80% of net assets in "municipal bonds" issued by, or on behalf of, the states, the District of Columbia, territories and possessions of the United States and their political subdivisions, and their agencies, authorities and instrumentalities.

The two main types of municipal bonds are "General Obligation" and "Revenue" bonds. (See page 75, "Descriptions of Investments and Investment
Practices--Municipal Securities and Municipal Lease Obligations," for details.)

 ...more than 25% of total assets may be invested in Industrial Development Bonds, which are generally not secured by the taxing power of the municipality but are secured by revenues paid by the industrial user.

 ...not more than 20% of net assets in unrated tax-exempt securities determined by the Sub-Adviser to be of comparable quality to securities rated within the four highest grades by S&P and Moody's.

 ...not more than 10% of net assets in illiquid municipal lease obligations and other securities that are "illiquid" (can't be easily sold). (See page 56 for more details.)

 ...other investments suitable for most or all MainStay Funds. (See pages 55-56, "General Investment Considerations" and pages 73-78, "Description of Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Risks? The value of these securities--and the Fund's NAV--may rise or fall due to various factors. These factors include changes in interest rates, and the ability of the issuers to make their interest and principal payments on these securities. Generally, when interest rates fall, the NAV rises, and when rates rise, the NAV declines.

The Fund may not invest in a tax-exempt security rated below "medium-grade." Securities rated BBB (S&P) or Baa (Moody's) run greater risks of price fluctuations, default by the issuer, and other risks that may be considered speculative. (See Appendix A for a description of ratings.)

Issuers of municipal lease securities aren't obligated to continue payments unless money is appropriated periodically by the legislative body. This could make collecting difficult in the case of a default.

--------------------------------------------------------------------------------

WHO'S MANAGING YOUR
MONEY?

RAVI AKHOURY AND JAMES
FLOOD OF MACKAY-SHIELDS
FINANCIAL CORPORATION.

Mr. Akhoury, Chairman and CEOof MacKay-Shields, has served as portfolio manager since the Fund started in 1986. His biography appears on page 44. Mr. Flood is a Director of MacKay-Shields and has acted as portfolio manager for this Fund since 1992, when he joined the firm. Previously, he worked for over 8 years as portfolio manager for Value Line, Inc.

Laws may change, and issuers may fail to follow tax laws, causing a tax-exempt item to become a taxable one.

To help you decide whether taxable or non-taxable yields are better for you, see Appendix B for a comparative yield table.

--------------------------------------------------------------------------------
                        General Investment Considerations
--------------------------------------------------------------------------------

================================================================================
       SOME IMPORTANT POINTS TO UNDERSTAND ABOUT INVESTING IN MUTUAL FUNDS
================================================================================


--------------------------------------------------------------------------------
   The share price of a Fund will fluctuate
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The value of the securities in a Fund and the share price (NAV) of that Fund (other than the Money Market Fund which seeks to maintain a stable NAV of $1 per share) will fluctuate. Many factors can affect the value of securities, including:

o    conditions in the securities markets;

o    business success of the companies that issued the securities;

o    creditworthiness of the companies that issued the securities;

o    interest rates;

o    average maturity of the Fund's nonequity or debt investments;

o    foreign currency exchange rates (where applicable); and

o    other factors.

--------------------------------------------------------------------------------
Funds aren't guaranteed
--------------------------------------------------------------------------------

Remember, mutual funds are not guaranteed or federally insured, even if you buy them through a bank. MainStay recommends that you speak with your Registered Representative to learn about other smart ways to help protect your money based on the level of risk you are willing to take. The Equity Index Fund comes with a limited guarantee. MainStay also recommends that you discuss its parameters fully with your Registered Representative before investing. (See pages 68-69, "Other Information About the Funds--Equity Index Fund--The Guarantee," for details.)

--------------------------------------------------------------------------------
Fundamental investment objectives
--------------------------------------------------------------------------------

The investment objective of each Fund is fundamental, which means it can't be changed without shareholder approval.

--------------------------------------------------------------------------------
Read the prospectus
--------------------------------------------------------------------------------

You need to consider as many factors as possible when making an investment decision--which is why it's important to read the prospectus.

FUND DIVERSIFICATION

Each of the Funds, except the Equity Index Fund, International Bond Fund, California Tax Free Fund, and New York Tax Free Fund, is "diversified" for the purposes of the Investment Company Act of 1940, as amended ("1940 Act").

The Equity Index Fund, International Bond Fund, California Tax Free Fund, and New York Tax Free Fund are each "nondiversified" for the purposes of the 1940 Act, meaning that each may invest a greater percentage of its assets in the securities of one issuer than a diversified Fund. As a "nondiversified" fund, a Fund may be more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified portfolio might be. However, each Fund intends to qualify as a "regulated investment company" under provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore will be subject to diversification limits requiring that, as of the close of each fiscal quarter:

o no more than 25% of its total assets may be invested in the securities of a single issuer (except for U.S. government securities); and

o with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

The Money Market Fund, in order to comply with Rule 2a-7 of the 1940 Act, has adopted a non-fundamental investment restriction that with respect to 100% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

TEMPORARY DEFENSIVE MEASURES

In times of unusual or adverse market conditions--for temporary defensive purposes--each Fund, except the Equity Index Fund, may invest without limit in cash and cash equivalents (as defined on pages 73-74 under "Description of Investments and Investment Practices--Cash Equivalents"). In addition, under such circumstances:

--------------------------------------------------------------------------------
                        General Investment Considerations
--------------------------------------------------------------------------------

 ...The High Yield Corporate Bond Fund may invest without limit in securities rated A or higher by Moody's or S&P, and may invest more than 25% of its net assets in U.S. government securities;

 ...The International Equity Fund may invest up to 5% of its total assets in debt instruments rated below investment-grade;

 ...The California Tax Free Fund and New York Tax Free Fund may, for defensive purposes, each invest more than 25% of its total assets in Industrial Development and Pollution Control Bonds whether or not the users of facilities financed by such bonds are located in the same geographic region or whether the proceeds are used to finance similar types of projects. In cases where users are in the same locale, or where proceeds are used for similar projects, there may be additional risk. In an economic downturn in the area, or if a business or political development affects the area or type of project, there could generally be less need for the facilities or use of those facilities. In addition, in adverse market conditions such as an uncertain interest rate environment or when, in the opinion of the Sub-Adviser, no suitable tax-exempt securities are available, the California Tax Free Fund and New YorkTax Free Fund may each temporarily invest more than 20% of its total assets in taxable money market instruments, tax-exempt securities of another state (not exempt from taxes of the Fund's target state), or in tax-exempt securities subject to the Alternative Minimum Tax. Only those tax-exempt securities of another state which satisfy the applicable credit and quality standards for California or New York tax-exempt securities may be purchased by a Fund.

INVESTMENTS IN ILLIQUID AND RESTRICTED SECURITIES

Each Fund has a nonfundamental policy that it will not invest more than 10% of its net assets (15% for the International Bond, International Equity, Strategic Value and Strategic Income Funds) in "illiquid" securities. These are securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(1) under the Securities Act of 1933 ("1933 Act") determined to be liquid pursuant to procedures established by the Board of Trustees), repurchase agreements maturing in more than seven days, certain options traded over the counter or other securities which legally or in the opinion of the applicable Sub-Adviser are deemed illiquid. There may be undesirable delays and added costs in selling restricted securities.

--------------------------------------------------------------------------------
The effects of trading costs on your total return

"Portfolio turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. A 100% turnover rate, for example, means that, on average, every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

You can find the turnover rate for any fund, except for Money Market Fund, in any prospectus, as a line item in the "Financial Highlights" table for that fund. MainStay recommends, however, that you consider all the facts when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should be aware that the "total return" figure (also found as a line item in a fund's "Financial Highlights" table) already includes portfolio turnover costs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Take note:
--------------------------------------------------------------------------------

The High Yield Corporate Bond and International Bond Funds normally must each invest at least 65% of its total assets in "bonds," and the Tax Free Bond Fund normally must invest at least 80% of its total assets in "bonds." For this purpose, each Fund considers the various types of debt or fixed-income securities in which it invests, as specifically described elsewhere in this prospectus, to be "bonds" as referenced in the Fund's name. The use of this name is not meant to restrict each Fund's investment to a narrow category of debt securities that are formally denominated as "bonds." For additional investment restrictions, see the Fund descriptions on pages 70-73.

Features of debt securities

Debt securities may have fixed, variable, or floating (including inverse floating) rates of interest.

--------------------------------------------------------------------------------
        Decide Whether to Pay a Sales Charge Now, Later...or Maybe Never
--------------------------------------------------------------------------------


MainStay gives you the choice to either pay a sales charge "up-front" (Class A shares), or pay a sales charge at the "back-end" when you sell (Class B shares), or if you sell your shares within one year of purchase (Class C shares). Your Registered Representative can help you determine which type of sales charge would work better for you, based on how much and how long you wish to invest, and other factors listed in the table below.


MOST OF THE CHARACTERISTICS ARE THE SAME


Class A, Class B and Class C shares represent an interest in the same investments, give you the same rights, and are identical in all other respects, except each bears its own service and distribution expenses (Rule 12b-1 fees), and any other specific class expenses the Board of Trustees may approve.


NOT FOR THE MONEY MARKET FUND


The Money Market Fund generally doesn't impose a sales charge and has no Rule 12b-1 fees. There are three classes of shares of the Money Market Fund only to track exchanges from other Funds within the same class.


--------------------------------------------------------------------------------
Take note: The Equity Index Fund only offers
Class A shares.
--------------------------------------------------------------------------------

================================================================================
                       WHAT ARE THE DIFFERENCES IF YOU...

  ...PAY UP-FRONT (CLASS A SHARES)?
================================================================================

Since some of your investment goes to pay a sales charge up-front, you start off owning fewer shares. But, you're usually better off paying up-front if you:


o plan to own the shares for an extended period of time, since the Rule 12b-1 fees on Class B and Class C shares will eventually exceed the cost of the up-front sales charge; or


o qualify for a reduced sales charge (see page 58, "Consider Reducing Your Sales Charge," for details).

You pay lower ongoing Rule 12b-1 fees--which means there's more net income to pay you higher dividends per share.

You pay no sales charge when you redeem/sell your shares (except if you bought more than $1 million of shares and redeemed within 1 year, see page 58).


--------------------------------------------------------------------------------

If there aren't enough shares...


When you sell Class B or Class C shares, the Fund is permitted to sell additional Class B or Class C shares to cover the cost of any applicable sales charge. If you don't own enough extra Class B or Class C shares to do this, the sales charge will be taken from the proceeds of your sale, reducing the amount paid to you.

If it's automatic reinvestment...


You don't pay any sales charge (Class A, Class B or Class C) on shares bought through the automatic reinvestment of dividends or capital gains. The full amount goes toward buying more shares.

--------------------------------------------------------------------------------



                                       VS

================================================================================

 ...PAY WHEN YOU REDEEM/SELL (CLASS B SHARES)?
================================================================================

You pay no up-front sales charge, your full investment goes toward buying shares, so you start off owning more shares.

The ongoing Rule 12b-1 fees are higher than the Rule 12b-1 fees charged to Class A shares, which means:

o    you receive lower dividends;

o    your NAV will generally be lower than the Class A Shares' NAV; and

o therefore, total performance per share will be lower than the Class A shares (but you'll own more shares).

You may pay a sales charge if you sell shares within the next 6 years (there are exceptions; see page 83, "Deferred Sales Charge Class B Shares--Contingent Deferred Sales Charge, Class B"):

o    the sales charge drops from 5% in the first year to 0% after six years,

o it's assumed you're selling the shares you've owned the longest, so you pay the lowest possible sales charge,

o if you sell a Fund's shares, the sales charge will be based on the lower of the current NAV of Fund shares less dividends and distributions or the price you originally paid for those shares.


--------------------------------------------------------------------------------
Take note: If you hold Class B shares for eight years they will be automatically converted to Class A shares which pay lower 12b-1 fees on or about December 31, 2005 or at the end of the calendar quarter occurring eight years after the date a shareholder purchased their shares, whichever is later.
--------------------------------------------------------------------------------

                                       VS

===============================================================================
 ...PAY ONLY IF YOU REDEEM/SELL WITHIN ONE YEAR OF
PURCHASE (CLASS C SHARES)?
===============================================================================


You pay no up-front sales charge, your full investment goes toward buying shares, so you start off owning more shares.

The ongoing Rule 12b-1 fees are higher than the Rule 12b-1 fees applicable to Class A Shares and Class B Shares in the case of the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund for the life of the Class C investment, which means:

o    you receive lower dividends;

o    your NAV will generally be lower than the Class A Shares' NAV; and

o therefore, total performance per share will be lower than the Class A shares (but you'll own more shares).

You may pay a 1% contingent deferred sales charge if you sell your shares within one year from the date of purchase. (See page ----, "Deferred Sales Charge Class C Shares -- Contingent Deferred Sales Charge, Class C")

--------------------------------------------------------------------------------
Take note: Unlike Class B shares, there is no conversion feature applicable to Class C shares. Thus, Class C shareholders pay higher ongoing Rule 12b-1 fees for the life of their investment.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Consider Reducing Your Sales Charge
--------------------------------------------------------------------------------

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES

When you sell shares, you have the right--for 30 days--to reinvest any or all of the money in the same class of any MainStay Fund without paying another sales charge (as long as those shares haven't been reinvested once already). If you've paid a sales charge when you redeem (Class B shares), you'll receive a pro-rata credit for reinvesting.

Note: Reinvestment won't relieve you of any tax consequences on gains realized from the sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

COMBINING PURCHASES LOWERS THE CHARGE

Generally, you can reduce a sales charge on purchases of Class A shares based on how much you've already invested. The sales charge will be calculated on the total net asset value of all the MainStay Fund shares you own--excluding Money Market Fund shares. This is helpful because the more you invest with MainStay, the lower the sales charge. (See "Alternative Sales Arrangements," page 82.)

Make your actions known

To receive the reduced sales charge, you must convey the information about the shares you already own at the time you buy on the new account application. This privilege of "Rights of Accumulation" may be ended or altered at any time upon written notice.

REGULAR WITHDRAWALS TO PAY PREMIUMS


You won't pay a sales charge upon selling (Class B shares, [Class C shares] or if you purchased $1 million or more of Class A shares) if you redeem shares under the Systematic Withdrawal Plan to pay scheduled monthly premiums on insurance issued by New York Life or an affiliate.


SIGN A LETTER OF INTENT (LOI)

If you qualify, you can sign a letter stating your intention to invest at least $100,000 within the next 24 months in Class A shares of one or more MainStay Funds and to pay the up-front sales charge. The current sales charge will be based on the total amount you intend to invest (the more you invest, the smaller the sales charge). See "Alternative Sales Arrangements," page 82. For more information on LOIs, call your Registered Representative or MainStay Shareholder Services, Inc. ("MSS") at 1-800-MAINSTAY and see "Letter of Intent (`LOI')" in the SAI.

INVEST $1,000,000 OR MORE

If you invest $1,000,000 or more in Class A shares of one or more MainStay Funds, and don't sell the shares for at least one year, the up-front sales charge is waived. If you sell the shares within one year, you may pay a sales charge of 1% upon sale. See page 83, "Reduced Sales Charges on Class A Shares--Contingent Deferred Sales Charge, Class A," for details. (This rule doesn't apply to exchanges between MainStay Funds.) Purchases of $1,000,000 or more must be for Class A shares only.

--------------------------------------------------------------------------------
Take note: Sales charges are sometimes waived There are other situations, including purchases by certain retirement plans, which entitle you to a waiver of the sales charge. (For purchases at NAV, see pages 82-83 for the full listing.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Open an Account and...
--------------------------------------------------------------------------------

RELY ON YOUR REGISTERED REPRESENTATIVE

MainStay Funds are called "load" funds, meaning you pay a sales charge for the ongoing assistance and advice of your Registered Representative.

"No-load" (no commission) funds generally require you to buy their shares on your own, directly from them.

HAVE YOUR REGISTERED REPRESENTATIVE
PLACE THE ORDER

Your Registered Representative can enter your order immediately by calling MSS, help you complete the application correctly and send it in for you.

MSS must receive payment within 3 business days or MainStay will cancel your order. You and/or the broker/dealer may also be liable for any losses or fees incurred.

YOU MUST INVEST AT LEAST THE MINIMUM AMOUNT

To open an account:

o    $1,000 for Money Market Fund and Equity Index Fund;

o    $500 for all other Funds;

o Each time after that: $50 for all Funds except the Equity Index Fund (which has a $1,000 minimum).

Except for the Equity Index Fund, the minimum initial investment is waived for purchases by Trustees of the Trust, New York Life and its subsidiaries and their employees, officers, directors or agents.


FILL OUT THE APPLICATION COMPLETELY...

 ...with your Registered Representative's help.

Be sure to include the:

o    name(s) you want to appear on the account;

o    MainStay Fund(s) you want to invest in;

o    choice of Class A, Class B or Class C shares;

o    amount of the investment;

o    your certified Social Security number or Taxpayer I.D. number;

o    financial information;

o    employer information; and

o    other requested information.

================================================================================
HOW TO BUY SHARES
================================================================================

[GRAPHIC]
SEND A CHECK TO YOUR REGISTERED REPRESENTATIVE WITH THE APPLICATION

You'll pay the next NAV that's set after your order is received and accepted, plus any sales charge if purchasing Class A shares. Your check must be in U.S. dollars and drawn on a U.S. bank. Include the account number, Fund name and class of shares (Class A or Class B) you wish to buy. If the check doesn't clear, your order will be cancelled and you could be liable for losses or fees. We also reserve the right to limit the number of checks processed at one time.

You may send additional investments (minimum $50 each check; except $1,000 for the Equity Index Fund) directly to: The MainStay Funds, PO Box 8401, Boston, MA 02266-8401. Please include your fund and account number and class of shares with all checks.

[GRAPHIC]
HAVE YOUR REGISTERED REPRESENTATIVE ORDER BY TELEPHONE...

 ... between 9:00 AM and 4:00 PM Eastern time on any day the New York Stock Exchange is open. You'll pay the next NAV that's set after your order is received in good order, plus any sales charge for Class A shares. Have your Registered Representative call MSS. Purchase orders effected by telephone are subject to a purchase minimum of $5,000 per Fund. You may not purchase shares of the Money Market Fund by telephone. MSS must receive your payment (and the application, if it's your initial investment) within the next 3 business days. All calls are recorded.

--------------------------------------------------------------------------------
                                  ...Buy Shares
--------------------------------------------------------------------------------

MAKE SURE YOU ARE USING THE PROPER FORMS

Your order to buy is only accepted when received by MSS with all information, signatures, documents, and payments required to carry it out. Federal law requires you to provide a certified Taxpayer I.D. number when you open an account.

BUY SHARES AT THE CURRENT MARKET PRICE

(known as the net asset value, or NAV) on days the New York Stock Exchange is open.

The NAV--the price of a share that is used for buying and selling--is determined each day that the New York Stock Exchange is open. For each Fund, other than the Money Market Fund, NAV is calculated at the close of business of the New York Stock Exchange (normally at 4:00 PM Eastern time). For the Money Market Fund, NAV is determined at noon.

--------------------------------------------------------------------------------
NAV is calculated by:
--------------------------------------------------------------------------------

o taking the current market value of the Fund's total assets attributable to a class of shares (either Class A shares, Class B shares or Class C shares) or, in the case of the Money Market Fund, using the amortized cost method of valuation;


o    subtracting the liabilities attributable to that class; and

o dividing the remainder by the total number of shares owned of that class. (See pages 86-87 and the SAI for the full details on calculating NAV.)

--------------------------------------------------------------------------------
Make sure your application is complete
--------------------------------------------------------------------------------

MainStay and MSS each reserves the right to reject your application, particularly if it's incomplete (for instance, if you haven't included your certified Taxpayer I.D. number).

--------------------------------------------------------------------------------
Choices
--------------------------------------------------------------------------------

If you want the ability to receive checks for the dividends or capital gains you earn, you must grant authorization on the application.

If you do not want the ability to sell shares by telephone, you must indicate that on the application.

================================================================================

[GRAPHIC]
WIRE MONEY FROM YOUR BANK ACCOUNT

Have your Registered Representative call MSS for an account number and wiring instructions. Give them to your bank, which may charge a fee for wiring. MSS must receive your payment (and application, if it's your initial investment) within the next 3 business days.

To buy shares the same day, your Registered Representative must call by noon, Eastern time, and the wire must be received by MSS before 4:00 pm Eastern time. (See page 81, "How to Purchase Shares of the Funds--By Wire," for the wire address.) No wires are accepted on days when the New York Stock Exchange is closed, or on Martin Luther King Day, Columbus Day or Veterans Day, because the bank that would receive your wire is closed.

The fastest way to invest

Wiring will reduce the waiting time on selling or exchanging shares because your money will be cleared right away. If you buy by check and quickly decide to sell, the Fund may withhold payment for up to 10 days to allow the check to clear.

[GRAPHIC]
SET UP A SYSTEMATIC INVESTMENT PLAN

Through payroll deductions or AutoInvest, you may open an account by authorizing your bank to automatically send money on a regular schedule to purchase shares of one or more MainStay Funds. The initial minimum is $100 per Fund per class of share, except $1,000 for the Money Market Fund and the Equity Index Fund. Subsequent minimum investments for all Funds are $50, except $1,000 for the Equity Index Fund. (See page 81, "How to Purchase Shares of the Funds--Systematic Investment Plans," for waiving minimums and for details on AutoInvest.)

--------------------------------------------------------------------------------
                      Know How to Sell and Exchange Shares
--------------------------------------------------------------------------------

PLACE YOUR SELL ORDER DIRECTLY OR THROUGH YOUR REGISTERED REPRESENTATIVE, IF ALLOWED BY THE BROKER-DEALER

If you place the order through your Registered Representative:

o MSS must receive the order with all the information, signatures, and documentation necessary to carry out the order ("good order").

o Your shares are then priced at the next NAV set for the Fund (either 4:00 PM Eastern time that day, or the next day, if the order is placed after 4:00 PM Eastern time) after receipt of your order.

IF YOU PLACE THE ORDER DIRECTLY, YOU CAN DO IT BY WRITTEN REQUEST OR IN ONE OF THE FOLLOWING THREE WAYS

When you want to use one of MainStay's alternative sell privileges, call 1-800-MAINSTAY to verify that the options you want are on record--before you need to use them.

You may also establish a Systematic Exchange Program to have a minimum of $100 exchanged periodically from any MainStay Fund (except the Equity Index Fund) to another MainStay Fund within the same class of shares. The Fund from which exchanges are made must have an account value of at least $10,000 at the time the Systematic Exchange Program is established. (See page 85, "Redemptions and Exchanges--Exchange Privileges," for details.)

OPTION 1

WRITE A CHECK (IF YOU OWN SHARES
OF THE MONEY MARKET FUND)

o    Minimum amount: $100

o Authorization: The Fund must receive a completed signature card and authorization form

You may open a special account with State Street Bank and Trust Company for writing checks against the money in your Money Market Fund account. (This is not available for qualified retirement plans or IRAs.) You'll be sent a supply of checks. When you write a check, the Fund will sell enough shares to cover the amount and any applicable deferred sales charge.

If you write a check for more than the value of your shares--plus any deferred sales charge--the Fund will return the check and may assess an extra charge.

You're entitled to the dividends declared on shares you redeem up to the time the check is processed.

You may not close your account by writing a check.

--------------------------------------------------------------------------------
Your shares could be sold involuntarily
--------------------------------------------------------------------------------

To reduce expenses, we have the right to sell the shares in any account valued at less than $250 ($500 for the Money Market Fund), provided that the value isn't based on fluctuations in market prices.

We'll give you 60 days' written notice to allow you to add to your account and avoid the redemption.

To avoid paying a reporting penalty, we may also sell your shares if you haven't given us a certified Taxpayer I.D. number.

--------------------------------------------------------------------------------

OPTION 2

USE A SYSTEMATIC WITHDRAWAL PLAN

o Requires at least $10,000 in the account at time of request and shares must not be in certificate form

You may arrange to sell shares equal to $100 or more from any Fund, other than the Equity Index Fund, on a monthly basis. Shares will be sold automatically to cover the amount plus any applicable sales charge.

Selling shares may result in a gain or loss and, therefore, may be subject to taxation. Consult your tax adviser on the consequences.

MainStay may end this plan at any time, or begin charging up to $5 per sale after 30 days' written notice to you.

No sales charges


There are no deferred sales charges on shares sold systematically to pay scheduled monthly premiums on policies issued by New York Life or an affiliate and on systematic withdrawals up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund.

Words to the wise

We don't recommend using this plan during times when you're regularly buying shares. You'll be paying new sales charges just to replace the shares you're selling.

Also remember, the proceeds from the sale of your shares aren't dividends or income. If you sell more than your Fund is earning for you, eventually, your account will be worth less than your original investment and, ultimately, you will sell all of your shares.

Systematic withdrawal plans established by phone are subject to the procedures applicable to telephone sales.

--------------------------------------------------------------------------------

You have help

If permitted by the broker-dealer, your Registered
Representative may sell or exchange your shares, set up a systematic withdrawal plan for you or change your address of record, by phone, unless you notify us in writing not to allow it.

--------------------------------------------------------------------------------

OPTION 3

MAKE A TELEPHONE REQUEST:
1-800-MAINSTAY

You may sell or exchange shares directly over the phone.

                                                            [GRAPHIC]

o    Minimum amount: $500 for exchanges

o You automatically have this privilege unless you notify us in writing that you do not want it.

Whether you're buying, selling, or requesting a wire transfer or a check, the price you receive is the next price (NAV) determined for the Fund (either at 4:00 PM Eastern time that day; or at 4:00 PM the next day, if the order is placed after 4:00 PM Eastern time) after receipt of your order.

Your broker-dealer must receive your order by 4:00 PM, and is responsible for sending it in by 5:00 PM the day you place it.

o Be ready to present your Social Security number or Taxpayer I.D. number over the phone.

o You can only exchange by phone between accounts with identical names, addresses and Social Security numbers/Taxpayer I.D. numbers. Transfers between different accounts are only allowed if made in writing and include the proper information--ask your Registered Representative.

Telephone redemptions are not permitted for shares:

o    represented by certificates;

o    bought within the previous 10 calendar days; or

o owned by someone whose address of record has changed within the previous 30 days.

Telephone exchanges are not permitted for shares represented by certificates.


--------------------------------------------------------------------------------
Convenient, yes...but not risk-free
--------------------------------------------------------------------------------

Telephone redemption privileges are convenient, but you give up some security. By signing an application to purchase shares, you agree that neither MainStay Funds nor MSS will be liable for following instructions via the phone that they reasonably believe are genuine. When using the MainStay Audio Response System, you bear the risk of any loss from your errors in using the System, unless the Fund or MSS fails to use established safeguards for your protection.
These safeguards are among those currently in place at MainStay Funds:

o    all phone calls are tape recorded; and

o written confirmation of every transaction is sent to your address of record.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
We'll send your money within the next 7 days.

MainStay will make the payment, minus any deferred sales charge, within 7 days after receiving your redemption request in good order. You will receive the first NAV fixed after your order is received in good order.


Use exchange privileges. Once you open an account, you may exchange shares of the same class (Class A shares for Class A shares; Class B shares for Class B shares; Class C shares for Class C shares) between MainStay Funds without a sales charge. There are three exceptions. You will pay a sales charge if you:

o exchange shares of the Money Market Fund for Class A shares in another Fund, unless you've already paid the sales charge on those shares; or

o exchange Class B shares out of the Money Market Fund into another Fund and redeem within 6 years of the original purchase; or

o exchange Class C shares out of the Money Market Fund and into another Fund and redeem within 1 year of the original purchase.

You may not exchange shares between classes. If you sell Class B or Class C shares and then buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as applicable, and pay an initial sales charge on the Class A shares.


When exchanged shares are redeemed, any applicable sales charge will be charged.

What if you buy by check then quickly sell? We may withhold payment for up to 10 days to allow the check to clear.
--------------------------------------------------------------------------------

If you're requesting a wire transfer by phone

o    Minimum amount: $5,000

o    Limit: One every 30 days

o Authorization: You must select this option on your application initially or request it in writing at a later date.

After receiving your sell order by phone, we will send the proceeds by bank wire to your designated bank account the next business day. Your bank may charge you a fee to receive the wire transfer.

If you're requesting a check by phone

o    Maximum amount: $100,000

The check will be payable to you--as the name (or names) appear on the account--and mailed to the address appearing on the account. (See page 84, "Redemptions and Exchanges," for more details.)

Requests to redeem shares valued at more than $100,000 must be made in writing and require a signature guarantee.

You may change your mind

To cancel any telephone privilege, call 1-800-MainStay between 8:00 AM and 6:00 PM Eastern time. We reserve the right to suspend or end telephone privileges at any time without notice.

--------------------------------------------------------------------------------
                       Decide How to Receive Your Earnings
--------------------------------------------------------------------------------

TWO KINDS OF EARNINGS

DIVIDENDS AND INTEREST

Most Funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

When the Funds pay

The Money Market Fund declares dividends daily; you're paid monthly. The High Yield Corporate Bond, Government, Tax Free Bond, International Bond, Strategic Income, California Tax Free and New York Tax Free Funds declare and distribute any dividends monthly. The other Funds, except the Equity Index Fund, declare and distribute any dividends quarterly. The Equity Index Fund distributes dividends at least annually.

In the Money Market Fund, you begin earning dividends the business day after the transfer agent receives your investment and is open for business.

CAPITAL GAINS

Funds earn capital gains when they sell securities in their portfolio at a profit.

When the Funds pay

At the end of each fiscal year, each MainStay Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.

--------------------------------------------------------------------------------
When are you paid? On the first business day of each month after a divident is declared.
--------------------------------------------------------------------------------

HOW TO TAKE YOUR EARNINGS

You may choose how to receive earnings (and change your choice as often as you like) by notifying your Registered Representative (if permitted by the broker-dealer) or MainStay directly. If you don't make a choice on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund. In order to reinvest dividends and/or capital gains in another Fund, you must have an established account in that class of shares of that Fund. Here are your choices:

REINVEST EVERYTHING IN:

o    the same Fund; or

o    in another Fund of your choice.


TAKE THE DIVIDENDS IN CASH

o    Reinvest the capital gains in:

o    the same Fund; or

o    in another Fund of your choice.


TAKE THE CAPITAL GAINS IN CASH

o    Reinvest the dividends in:

o    the same Fund; or

o    in another Fund of your choice.


TAKE A PERCENTAGE OF THE DIVIDENDS IN CASH AND
REINVEST THE REMAINDER IN:

o    the same Fund.



TAKE A PERCENTAGE OF THE CAPITAL GAINS IN CASH AND
REINVEST THE REMAINDER IN:

o    the same Fund.


TAKE EVERYTHING IN CASH

--------------------------------------------------------------------------------
                         Understand the Tax Consequences
--------------------------------------------------------------------------------

Each Fund intends to be treated as a regulated investment company under subchapter M of the Code. As a regulated investment company, each MainStay Fund is required to distribute at least 90% of its:

o    net taxable income;

o    net short-term capital gains; and

o    net tax-exempt income.

"Net" means the amount remaining after tax deductible expenses (expenses reduce "gross" earnings: in other words, the amount the Fund can pay to you.)


MOST OF YOUR DIVIDENDS ARE TAXABLE

Virtually all of the dividends you receive from The MainStay Funds (except the California Tax Free, New York Tax Free and the Tax Free Bond Funds) are taxable, whether you take them as cash or automatically reinvest them. Some dividends will be taxable as long-term capital gains, and some long-term gains will be taxable at a maximum federal tax rate of 28% and others at a maximum federal tax rate of 20%.

Tax-free dividends are different

Dividends earned from tax-exempt securities will usually be free from federal tax. Your MainStay year-end statement will provide full tax information.

MainStay keeps track of your tax status and will mail your tax report each year by January 31. This report will tell you which dividends and redemptions should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long- and short-term capital gains.

Retirement plans

None of the dividends earned in a tax-deferred retirement plan are taxable until distributed from the plan.

Taxes on foreign investment income

(Mainly from the International Bond and International Equity Funds.) Income earned from investments in foreign countries may be withheld by those countries as income taxes. Under certain circumstances, the Fund may elect to pass along tax credits or deductions to you for foreign income taxes paid, although there are no assurances that the Fund will be able to do so, or that the credits or deductions will result in a tax benefit to you.

See page 87 for the tax consequences of the Equity Index Fund guarantee.


--------------------------------------------------------------------------------
Seek assistance
--------------------------------------------------------------------------------

Your Registered Representative is always available to help you keep your investment goals coordinated with your tax considerations. You should, however, rely on your tax adviser for tax counsel.

For additional information on taxation, see the SAI.

--------------------------------------------------------------------------------
Don't overlook sales charges
--------------------------------------------------------------------------------

The amount you pay in sales charges reduces gains and increases losses for tax purposes.

--------------------------------------------------------------------------------
All income affects your benefits
--------------------------------------------------------------------------------

The government includes tax-exempt income when computing the amount of social security or other benefits that are subject to tax.

--------------------------------------------------------------------------------
"Tax Free" rarely means "totally tax-free"
--------------------------------------------------------------------------------

o The California Tax Free, New York Tax Free and Tax Free Bond Funds (or any tax-free fund) may earn taxable income--in other words, you may have taxable income even from a generally tax-free fund.

o    Tax-exempt dividends may still be subject to state and local taxes.

o Any time you sell shares--even shares of a tax-free fund--you will be subject to tax on any gain (the rise in the share price).

o If you sell shares in a tax-free fund before you become entitled to receive tax-exempt interest as a dividend, a portion of sales proceeds may be taxable when paid to you. This is because it will be considered to be money from the sale instead of a dividend.

o    Some tax-exempt income may be subject to the alternative minimum tax.

--------------------------------------------------------------------------------
                         Know With Whom You're Investing
--------------------------------------------------------------------------------

================================================================================
WHO RUNS THE FUND'S DAY-TO-DAY BUSINESS?
================================================================================

MainStay Management, Inc. (the "Manager"), 300 Interpace Parkway, Building A, Parsippany, NJ 07054, serves as the Funds' manager, handling business affairs for the Funds. MainStay Management, Inc. is a corporation organized under the laws of Delaware and is an indirect wholly owned subsidiary of New York Life Insurance Company. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. The Manager has delegated its portfolio management responsibilities to the Sub-Advisers.

The Manager pays the salaries and expenses of all personnel affiliated with the Funds, and all the operational expenses that aren't the responsibility of the Funds, including the fee paid to the Sub-Advisers. (See page 79, "Manager, Sub-Advisers and Distributor," and the SAI for more details.)

For its services, the Fund pays the Manager a monthly fee. (See page 79, "Manager, Sub-Advisers and Distributor".)

================================================================================
WHO MANAGES YOUR MONEY?
================================================================================

MacKay-Shields Financial Corporation ("MacKay-Shields"), 9 West 57th St., New York, NY 10019, is the Sub-Adviser to all the Funds in this prospectus, except Equity Index Fund. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly owned but autonomously managed subsidiary of New York Life Insurance Company. As of December 31, 1997, MacKay-Shields managed over $28.8 billion in assets.

Monitor Capital Advisors, Inc. ("Monitor"), 504 Carnegie Center, Princeton, NJ 08540, is the Sub-Adviser to the Equity Index Fund. Monitor is an indirect wholly owned subsidiary of New York Life Insurance Company. Monitor, a registered investment adviser incorporated in 1988, specializes in quantitative investment techniques such as enhanced indexing and asset allocation. As of December 31, 1997, Monitor managed assets totaling approximately $2.9 billion, mainly of index funds.

Under the supervision of the Funds' Trustees and the Manager, MacKay-Shields and Monitor (the "Sub-Advisers") are responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Sub-Advisers are paid a monthly fee by the Manager, not the Funds. (See "Manager, Sub-Advisers and Distributor," page 79, for a breakdown of fees.)

--------------------------------------------------------------------------------
Who works to protect your interests?
--------------------------------------------------------------------------------

A Board of Trustees oversees the Funds. The Trustees have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Funds.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Know With Whom You're Investing
--------------------------------------------------------------------------------

WHO DISTRIBUTES THE MAINSTAY FUNDS?

NYLIFE Distributors Inc., 300 Interpace Parkway, Building A, Parsippany, NJ 07054, acts as the principal underwriter and distributor of the Funds' shares. NYLIFE Distributors Inc. (the "Distributor") is a corporation organized under New York law and is an indirect wholly owned subsidiary of New York Life Insurance Company. The Distributor offers shares of each Fund. In addition, NYLIFE Securities Inc., an indirect wholly owned subsidiary of New York Life Insurance Company, and other broker-dealers offer shares of some or all of the Funds pursuant to dealer agreements with the Distributor. The Distributor and other broker-dealers pay commissions and service fees to Registered Representatives. The Distributor also pays for printing and mailing prospectuses and sales literature; and for any advertising for The MainStay Funds. For its services, the Distributor is paid a monthly fee--the Rule 12b-1 fee--and retains a portion of sales charges. (See page 79, "Manager, Sub-Advisers, and Distributor--The Distributor" for more details.)


WHO KEEPS TRACK OF YOUR ACCOUNT?

MainStay Shareholder Services Inc. (MSS) is the Funds' Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS, whose address is 260 Cherry Hill Road, Parsippany, NJ 07054, is an indirect wholly owned subsidiary of New York Life Insurance Company. MSS provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. MSS has entered into an agreement with Boston Financial Data Services (BFDS), whose address is 2 Heritage Drive, North Quincy, MA 02171. BFDS will perform certain of the services for which MSS is responsible. In addition, the Funds may contract with other service organizations, including broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Funds. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive fees for those services from the Funds.

The Bank of New York is the custodian of the investments of the Equity Index, International Bond, International Equity, Strategic Income, Strategic Value, California Tax Free and New York Tax Free Funds and has subcustodial agreements for holding the Funds' foreign securities.

State Street Bank and Trust Company is the Custodian of the investments of the Capital Appreciation, Convertible, Government, High Yield Corporate Bond, Money Market, Tax Free Bond, Total Return and Value Funds, and has subcustodial agreements for holding the Funds' foreign securities.

--------------------------------------------------------------------------------
                        Know Your Rights as a Shareholder
--------------------------------------------------------------------------------

YOU HAVE THE RIGHT TO ASK ANY QUESTIONS

Any time you have a question about your account, you should:

o    ask your Registered Representative;

o    call 1-800-MAINSTAY (between 8:00 AM and 6:00 PM Eastern time); or

o    write to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts,
     02266-8401.

THE RIGHT TO RECEIVE INFORMATION ABOUT YOUR INVESTMENT -- CALL 1-800-MAINSTAY

You receive quarterly statements (monthly statements for the Money Market Fund) covering the Funds you own, including the number and value of shares, dividends declared or paid and other information.

Confirmations

Every time you buy, sell or exchange shares between Funds, you'll receive a confirmation in the mail shortly thereafter. It summarizes all the key information: what you bought and sold, what it cost, the sales charge (if any), and other vital data. The Money Market Fund mails confirmations once a month detailing dividend and account activity.

Financial reports

You will receive an annual financial statement for your Fund, examined by the Fund's independent accountants. You will also receive semiannual financial statements which are unaudited.

Each financial report shows as of the end of the reporting period:

o    the investments owned by the Fund;

o    the market value of each investment; and

o    other financial information.

--------------------------------------------------------------------------------
Keep your statements.
--------------------------------------------------------------------------------

You may need them for tax reporting purposes.


--------------------------------------------------------------------------------
Be alert: Mistakes can happen.
--------------------------------------------------------------------------------
Always review your confirmations and statements immediately.

THE RIGHT TO HAVE ONE SHARE, ONE VOTE

o    Every share issued by a Fund carries equal ownership rights.

o By owning shares, you're entitled to vote on certain issues and policies regarding the Fund or class of shares you own. You have one vote per share you own.

o You're entitled to approve the adoption of a new management or sub-advisory agreement or plan of distribution relating to the Fund.

o You're also entitled to approve any changes in fundamental investment restrictions or policies of the Fund.


THE RIGHT TO ATTEND MEETINGS

Although MainStay doesn't intend to hold annual shareholder meetings, you have the right to call a meeting of shareholders for the purpose of voting upon removal of a Trustee for cause. Removing a Trustee requires the approval of two-thirds of the outstanding shares of The MainStay Funds. Generally, shareholder meetings are only held when the Trustees recommend an action which requires shareholder approval.

--------------------------------------------------------------------------------
                              Tell Me The Details
--------------------------------------------------------------------------------

================================================================================
THE TRUST
================================================================================

The Trust is registered with the SEC as an open-end management investment company under the 1940 Act. Each Fund has a separate investment objective or objectives which it pursues through separate investment policies, as described in Tell Me the Key Facts on pages 6 through 67 and in the SAI. The differences in objectives and policies among the Funds can be expected to affect the degree of market and financial risk to which each Fund is subject and the investment return of each Fund. The Trust was established as a Massachusetts business trust on January 9, 1986 by a Declaration of Trust.


Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. No contingent deferred sales charge would be imposed on distributions during liquidation of a Fund. As of [August 1, 1998, NYLIFE Distributors Inc. owned a controlling interest (as that term is defined under the 1940 Act) of the New York Tax Free Fund Class A shares, International Equity Fund Class A shares, International Bond Fund Class A shares and Strategic Income Fund Class B shares and New York Life Insurance Company General Account owned a controlling interest of the Strategic Income Fund Class A shares and Strategic Value Fund Class A shares.]


================================================================================
OTHER INFORMATION ABOUT THE FUNDS
================================================================================

None of the Funds alone constitutes a complete investment program.

Investment decisions for each Fund are made independently from those of the other accounts and investment companies that may be managed by the Sub-Advisers. However, if such other accounts or investment companies are prepared to invest in, or desire to dispose of, securities in which one Fund invests at the same time as another Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

--------------------------------------------------------------------------------
CONVERTIBLE FUND
--------------------------------------------------------------------------------

In selecting convertible securities for purchase or sale, the Sub-Adviser takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.


During the fiscal year ended December 31, 1997, based upon the dollar-weighted average ratings of the Fund's portfolio holdings at the end of each month in the Fund's fiscal year, the Fund had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):
                 0.34% in securities rated AAA
                 7.31% in securities rated AA
                10.64% in securities rated A
                14.70% in securities rated BBB
                 8.55% in securities rated BB
                30.85% in securities rated B
                 2.84% in securities rated CCC
                 0.03% in securities rated D
                 0.12% in unrated securities
                21.58% in cash and cash equivalents
                 3.04% in equity securities

These figures are intended solely to provide disclosure about the Fund's asset composition during its fiscal year ended December 31, 1997. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit rating services, and the Sub-Adviser may not necessarily agree with a rating assigned by any credit rating agency.

The Fund may sell short against the box, among other reasons, to hedge against a possible market decline in the value of the security owned or to enhance liquidity. For more information on short sales against the box see page 77.


--------------------------------------------------------------------------------
EQUITY INDEX FUND
--------------------------------------------------------------------------------

When the Fund has cash reserves, the Fund may invest in cash equivalents, U.S. government securities and repurchase agreements with respect thereto. The Fund may also invest up to 25% of its total assets in securities of issuers in one industry (unless the Index exceeds that concentration) and lend up to 30% of its total assets to financial institutions.

The Guarantee

NYLIFE Inc. ("NYLIFE"), a New York corporation and a wholly owned subsidiary of New York Life Insurance Company ("New York Life"), will guarantee unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the "Guarantee") that if, exactly 10 years from the date of purchase (the "Guarantee Date"), the net asset value of a unit equal to the net asset value of a Fund share when purchased, plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that 10-year period ("Guaranteed Share"), is less than the public offering price initially paid for the share ("Guaranteed Amount"), NYLIFE will pay for disbursement to shareholders an amount equal to the difference between the Guaranteed Amount for each such share and the net asset value of each such Guaranteed Share outstanding and held by shareholders as of the close of business on the Guarantee Date. There is no charge to the Fund or its Shareholders for the Guarantee.

If the Fund pays a dividend or distribution in cash to all Fund shareholders, the amount of the distribution will reduce the Guaranteed Amount with respect to each Guaranteed Share in the amount of such cash distribution. Fund shares may be redeemed or exchanged by shareholders prior to their Guarantee Date. However, any such redeemed or exchanged shares will lose the benefit of the Guarantee.

Following the Guarantee Date, the shares of the Equity Index Fund will be subject to those risks normally associated with an investment in shares of a mutual fund that invests in securities represented in the Index.

NYLIFE is a New York holding company incorporated on January 26, 1984. Audited financial statements for NYLIFE for its most recent fiscal year ended December 31, 1997, appear in the SAI.

New York Life is a mutual life insurance company. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. None of the Fund, New York Life, Monitor, NYLIFE Distributors Inc., NYLIFE Securities Inc., any of their affiliates nor any other party is undertaking any obligation to the Fund or its shareholders with respect to the Guarantee. New York Life is not obligated to pay any claim under the Guarantee or to make additional capital contributions to NYLIFE.

For more information on the Guarantee, see the SAI.

How the indexing works

The weightings of stocks in the Index are based on each stock's relative total market capitalization (the stock's market price per share times the number of shares outstanding). The Sub-Adviser seeks to provide investment results which mirror the performance of the Index. The Sub-Adviser attempts to achieve this objective by investing in all stocks in the Index in the same proportion as their representation in the Index.

It is a reasonable expectation that there will be a close correlation between the Fund's performance and that of the Index in both rising and falling markets. The correlation between the performance of the Fund and the Index is expected to be at least 0.95. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's NAV, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's correlation, however, may be affected by, among other things, transaction costs, changes in either the composition of the Index or number of shares outstanding for the components of the Index, and the timing and amount of shareholder redemptions, if any.


--------------------------------------------------------------------------------
STRATEGIC VALUE FUND
--------------------------------------------------------------------------------

In managing the Fund, the Sub-Adviser conducts a rigorous, disciplined valuation methodology to maximize the most appropriate investment levels among the three asset classes. Fundamental economic analysis, risk and return estimations, credit quality and interest rate trends are among the principal factors considered by the Sub-Adviser in determining whether to increase or decrease the emphasis placed on a particular type of security or bond within the Fund's investment portfolio. In the event that the Sub-Adviser's analysis indicates that the Fund should be fully invested in only one asset group, the Sub-Adviser will still adhere to the limitations on the amount of assets which may be allocated to each of the three asset groups.

In analyzing different securities to assess their relative attractiveness, the Sub-Adviser's value investment process emphasizes such factors as low price to earnings and price to cash flow ratios, financial strength and earnings predictability. The Fund intends to purchase those securities which it believes to be undervalued in the market relative to comparable securities based on the foregoing analysis.

In assessing whether a stock is undervalued, the Sub-Adviser considers, among other factors, a company's financial strength and earnings predictability. The Fund may provide some protection on the downside through its investment in companies whose current stock prices reflect, in the Sub-Adviser's opinion, either unwarranted pessimism or unrecognized value.

In selecting convertible securities for purchase or sale, the Sub-Adviser takes into account a variety of investment considerations, including credit risk, projected interest return and the premium for the convertible security relative to the underlying common stock.

In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Sub-Adviser expects interest rates to decline. If the Sub-Adviser is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, NAV and potential capital gains could decrease; or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S.

government securities (including obligations, such as repurchase agreements, secured by such instruments). For purposes of the Fund's investment policies, the Fund considers preferred stock to be a debt obligation.

The Fund's investments may include capital notes, which are securities representing beneficial interest in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors.

In making investments in foreign securities the Sub-Adviser will determine, using good faith and judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Sub-Adviser may consider factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers.

To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently.

--------------------------------------------------------------------------------
GOVERNMENT FUND
--------------------------------------------------------------------------------

This Fund seeks to achieve its investment objective by investing primarily in U.S. government securities, which include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities which are supported by:
(i) the full faith and credit of the U.S. government e.g., GNMA certificates;
(ii) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. government; (iii) the credit of the instrumentality (e.g., bonds issued by the FNMA); or (iv) the discretionary authority of the U.S. government to purchase certain obligations of U.S. government agencies or instrumentalities.

The agencies and instrumentalities that issue U.S. government securities include, among others specifically mentioned in this prospectus: Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Farm Credit Bank, Student Loan Marketing Association and U.S. Maritime Administration.

The Fund anticipates that a significant portion of its portfolio may consist of Treasury bonds, GNMA mortgage-backed certificates and other U.S. government securities representing ownership interests in mortgage pools, such as securities issued by FNMA and FHLMC.

Although the mortgage loans in the pool underlying a GNMA certificate will have maturities of up to 30 years, the actual average life of a GNMA certificate typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Sub-Adviser.

--------------------------------------------------------------------------------
HIGH YIELD CORPORATE BOND FUND
--------------------------------------------------------------------------------

This Fund seeks to maximize current income through investment in a diversified portfolio of high yield debt securities. Capital appreciation is a secondary objective; and will be sought only when consistent with the Fund's primary objective. For example, capital appreciation will be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Sub-Adviser expects interest rates to decline.

Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

The Sub-Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. In addition, investments in foreign securities may serve to provide further diversification. For a further discussion of the special risks of investing in lower-rated and foreign securities, see "Description of Investments and Investment Practices-Risks of Investing in High Yield Securities (`Junk Bonds')" and "Description of Investments and Investment Practices-Foreign Securities" in this prospectus.

During the fiscal year ended December 31, 1997, based upon the dollar-weighted average ratings of the Fund's portfolio holdings at the end of each month in the Fund's fiscal year, the Fund had the following percentages of its net assets invested in securities rated in the categories indicated (all ratings are by S&P):
                10.32% in securities rated AAA
                 0.22% in securities rated A
                 4.20% in securities rated BBB
                21.59% in securities rated BB
                41.05% in securities rated B
                 7.06% in securities rated CCC
                 0.20% in securities rated D 0.
                   72% in unrated securities
                 8.72% in cash and cash equivalents
                 5.92% in equity securities

These figures are intended solely to provide disclosure about the Fund's asset composition during its fiscal year ended December 31, 1997. The asset composition after this time may or may not be the same as represented by such figures. In addition, the categories reflect ratings by S&P, and ratings assigned by Moody's may not be consistent with ratings assigned by S&P or other credit ratings services, and the Sub-Adviser may not necessarily agree with a rating assigned by any credit rating agency.

--------------------------------------------------------------------------------
INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

The International Bond Fund is intended for investors who are seeking competitive overall return commensurate with an acceptable level of risk from an international portfolio of debt securities, but who also understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values.

In making investments for the Fund, the Sub-Adviser considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers. The Sub-Adviser will also determine, using good faith and judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently.

Generally, the Fund's average maturity will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Sub-Adviser.


--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

In making investments for the Fund, the Sub-Adviser considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers. The Sub-Adviser will also determine, using good faith judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. To hedge the market value of securities held, proposed to be held or sold, or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and future contracts and related options with respect to securities, indexes of securities or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund also may purchase securities on a when-issued or forward commitment basis and engage in portfolio securities lending. The Fund may use all of these techniques (1) in an effort to manage cash flow and remain fully invested in the stock and currency markets, instead of or in addition to buying and selling stocks and currencies, or (2) in an effort to hedge against a decline in the value of securities or currencies owned by it or an increase in the price of securities which it plans to purchase. The Fund may also purchase and sell foreign currency exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns or to manage portfolio risk more efficiently. See pages 73-78, "Description of Investments and Investment Practices," for additional information on the Fund's permitted investments.

The International Equity Fund may invest in American Depositary Receipts ("ADRs") European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") or other similar securities convertible into securities of foreign issuers. An

ADR is a receipt typically issued by a U.S. bank or trust company showing that you own a foreign security. An EDR is a receipt typically issued by a European bank or trust company showing that you own a foreign security. GDRs and IDRs are receipts typically issued by global or international depositories showing that you own a foreign security.

--------------------------------------------------------------------------------
STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

In managing the Fund, the Sub-Adviser conducts a continuing review of yields and other information derived from a data base which it maintains in managing fixed-income portfolios. Fundamental economic cycle analysis, credit quality and interest rate trends are among the principal factors considered by the Sub-Adviser in determining whether to increase or decrease the emphasis placed upon a particular type of security or bond market sector within the Fund's investment portfolio.

In making investment decisions with respect to maturity shifts, the Sub-Adviser takes into account a broad range of fundamental and technical indicators. The Sub-Adviser will alter the average maturity of the portfolio in accordance with its judgment based on the research and other methods described above.

In seeking a competitive overall return, capital appreciation may be sought by lengthening the maturities of high yield debt securities held in the Fund's portfolio during periods when the Sub-Adviser expects interest rates to decline. If the Sub-Adviser is incorrect in its expectations of changes in interest rates, or in its evaluation of the normal yield relationship between two securities, the Fund's income, NAV and potential capital gains could decrease; or the potential loss could increase. This and other factors may affect the income available for distribution to shareholders.

Since available yields and yield differentials vary over time, no specific level of income or yield differential can ever be ensured.

Debt securities in which the Fund may invest include all types of debt obligations of both domestic and foreign issuers, such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, foreign government securities and U.S. government securities (including obligations, such as repurchase agreements, secured by such instruments).

The Fund may invest up to 30% of its total assets in equity securities. These may include capital notes, which are securities representing beneficial interests in a trust for which the controlling common stock is owned by a bank holding company. These beneficial interests are commonly issued as preferred stock but may also be issued as other types of instruments. The trust owns debentures issued by the bank holding company and issues the preferred stock to investors. In making investments in foreign securities the Sub-Adviser will determine, using good faith and judgement, (1) country allocation; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market. The Sub-Adviser may consider factors such as prospects for currency exchange and interest rates and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and quality of individual issuers.

To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign currency exchange contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently.

Generally, the average maturity of the foreign securities held by the Fund will be shorter when interest rates worldwide or in a particular country are expected to rise, and longer when interest rates are expected to fall. The Fund may use various techniques to shorten or lengthen the dollar-weighted average maturity of its portfolio, including transactions in futures and options on futures, interest rate swaps, caps, floors and short sales against the box.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Sub-Adviser.

The Sub-Adviser seeks to reduce risk through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets. For a further discussion of the special risks of investing in lower-rated and foreign securities, see "Description of Investments and Investment Practices--Risks of Investing in High Yield Securities (`Junk Bonds')" and "Description of Investments and Investment Practices--Foreign Securities" in this prospectus.

--------------------------------------------------------------------------------
TAX FREE BOND FUND
--------------------------------------------------------------------------------

This Fund invests in obligations of states and their political subdivisions and agencies, the interest from which is, in the opinion of the issuer's bond counsel, exempt from regular federal income tax ("Municipal Bonds" or "tax-exempt securities"). None of the Fund, the Sub-Adviser nor counsel to the Fund reviews such opinions or otherwise determines independently that the interest on a security will be classified as tax-exempt interest. Municipal Bonds are issued to obtain funds for various public purposes. The interest on these obligations is generally exempt from regular federal income tax in the hands of most investors.

Because the Fund may hold high-grade Municipal Bonds, the income earned on shares of the Fund may tend to be less than it might be on a portfolio emphasizing lower quality securities. Conversely, to the extent that the Fund holds lower quality securities, the risk of default in the payment of principal or interest by the issuer of a portfolio security is greater than if the Fund held only higher quality securities. Although higher quality tax-exempt securities may produce lower yields, they are generally more marketable. To protect the Fund's capital under adverse market conditions, the Fund may from time to time purchase higher quality securities or taxable short-term investments with a resultant decrease in yield or increase in the proportion of taxable income.

The Fund may sell a security at any time in order to improve the yield on the Fund's portfolio. In buying and selling portfolio securities, the Fund seeks to take advantage of market developments, yield disparities and variations in the creditworthiness of issuers. The Fund will not engage in arbitrage transactions.

The Fund may invest in Industrial Development and Pollution Control Bonds and municipal lease obligations. For more information on these types of investments see page 74, "Description of Investments and Investment Practices--Industrial Development and Pollution Control Bonds" and page 75, "Description of Investments and Investment Practices--Municipal Securities and Municipal Lease Obligations."

From time to time, the Fund may invest 25% or more of the value of its total assets in Municipal Bonds that are related in such a way that an economic, business, or political development or change affecting one such security could also affect the other securities (for example, securities whose issuers are located in the same state). The Fund may also invest 25% or more of the value of its total assets in Industrial Development Bonds. Further, the Fund may acquire all or part of privately negotiated loans made to tax-exempt borrowers. To the extent that these private placements are not readily marketable, the Fund will limit its investment in such securities (along with all other illiquid securities) to no more than 10% of the value of its total assets. Because an active trading market may not exist for such securities, the price that the Fund may pay for these securities or receive on their resale may be lower than that for similar securities with a more liquid market.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Sub-Adviser.


--------------------------------------------------------------------------------
TOTAL RETURN FUND
--------------------------------------------------------------------------------

The Fund may invest in common stocks, convertible securities, warrants and fixed-income securities, such as bonds, preferred stocks and other debt obligations, including money market instruments. The Fund will also invest in stocks and other equity securities which it believes to be undervalued based upon factors such as ratios of market price to book value, estimated liquidating value and projected cash flow.

The duration of the Fund's portfolio will be managed in light of current and projected economic and market conditions and other factors considered relevant by the Sub-Adviser.

================================================================================
DESCRIPTION OF INVESTMENTS AND
INVESTMENT PRACTICES
================================================================================

Information about the following types of investments, investment practices and related risks appears below: Brady Bonds, Cash Equivalents, Convertible Securities, Floaters and Inverse Floaters, Foreign Index-Linked Instruments, Foreign Securities, Industrial Development and Pollution Control Bonds, Lending of Portfolio Securities, Loan Participation Interests, Mortgage-Backed and Asset-Backed Securities, Mortgage Dollar Rolls, Municipal Securities and Municipal Lease Obligations, Repurchase Agreements, Risk Management Techniques, Short Sales Against the Box, Swap Agreements, When-Issued Securities and Forward Commitments, Zero Coupon Bonds, Risks of Investing in High Yield Securities ("Junk Bonds") and Special Risk Considerations for California Tax Free Fund and NewYork Tax Free Fund. Investment restrictions that appear below or elsewhere in this Prospectus that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. For more information about the investments, investment practices and risks described in this section, please see the SAI.

--------------------------------------------------------------------------------
BRADY BONDS
--------------------------------------------------------------------------------

The Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, Strategic Income Fund, Strategic Value Fund and Total Return Fund may each invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. (For more information, see the SAI.)

--------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------

Each of the Funds may invest in cash or cash equivalents, which include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by any U.S. or foreign government or government agencies or instrumentality thereof (including repurchase agreements collateralized by such securities); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or savings and loan associations if such obligations are federally insured; commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described if such instruments are deemed by the Trustees to be of comparable high quality and liquidity.

--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES
--------------------------------------------------------------------------------

The Capital Appreciation Fund, Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund and Value Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Convertible securities eligible for inclusion in the Fund's portfolio include convertible bonds, convertible preferred stock, warrants or notes or other debt instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

--------------------------------------------------------------------------------
FLOATERS AND INVERSE FLOATERS
--------------------------------------------------------------------------------

Each Fund, other than the Capital Appreciation Fund and the Equity Index Fund, may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The California Tax Free Fund, Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, New York Tax Free Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund and Total Return Fund, may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The leverage associated with inverse floaters may result in greater volatility in their market values. Certain inverse floaters may be determined to be illiquid securities.

--------------------------------------------------------------------------------
FOREIGN INDEX-LINKED INSTRUMENTS
--------------------------------------------------------------------------------

The International Bond Fund, International Equity Fund, Strategic Income Fund and Strategic Value Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index. In the case of foreign-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Funds' ability to invest in foreign index-linked instruments.

--------------------------------------------------------------------------------
FOREIGN SECURITIES
--------------------------------------------------------------------------------

Each Fund, except the California Tax Free Fund, Government Fund, New York Tax Free Fund, and Tax Free Bond Fund, may purchase foreign securities. The Money Market Fund may only purchase dollar-denominated foreign securities. Foreign investments could be more difficult to sell than U.S. investments. They also may subject the Fund to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. A Fund may, however, engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See pages 76-77, "Risk Management Techniques."


--------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT AND POLLUTION
CONTROL BONDS
--------------------------------------------------------------------------------

The California Tax Free Fund, High Yield Corporate Bond Fund, New York Tax Free Fund, Strategic Value Fund, Strategic Income Fund, Tax Free Bond Fund and Total Return Fund may purchase Industrial Development and Pollution Control Bonds. Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. (For more information, see the SAI.)

--------------------------------------------------------------------------------
LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

Each Fund, except the Money Market Fund and Tax Free Bond Fund may lend its investment securities to brokers, dealers and financial institutions for the purpose of realizing additional income pursuant to guideliness adopted by the Board of Trustees. The total market value of securities loaned will not at any time exceed 33% of the total assets of a Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. (For more information see the SAI.)


--------------------------------------------------------------------------------
LOAN PARTICIPATION INTERESTS
--------------------------------------------------------------------------------

The Funds may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. A Fund's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

In a typical corporate loan syndication, a number of institutional lenders lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

The principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Fund and the co-lender.

--------------------------------------------------------------------------------
MORTGAGE-BACKED AND
ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------

Mortgage-backed and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.


--------------------------------------------------------------------------------
MORTGAGE DOLLAR ROLLS
--------------------------------------------------------------------------------

A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.


--------------------------------------------------------------------------------
MUNICIPAL SECURITIES AND
MUNICIPAL LEASE OBLIGATIONS
--------------------------------------------------------------------------------

The two main types of municipal bonds are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its full faith, credit and taxing power to repay the principal and interest. "Revenue" bonds are repaid from the revenue of a particular facility (or group of facilities) or from proceeds of a specific revenue source. (Examples: bonds used to raise funds for highways, airports and hospitals.)

The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may invest in municipal lease obligations. Municipal lease obligations are tax-exempt securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with municipal bonds.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

Each Fund may enter into domestic repurchase agreements to earn income. The International Bond Fund, International Equity Fund and Strategic Income Fund may also enter into foreign repurchase agreements. A repurchase agreement is an agreement whereby a Fund purchases a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day).

The Strategic Value Fund, Strategic Income Fund, California Tax Free Fund and New York Tax Free Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

The Trustees have reviewed and approved certain sellers who they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such sellers. If the other party to a repurchase agreement were to become bankrupt, a Fund could experience delays in recovering its investment or losses.

--------------------------------------------------------------------------------
RISK MANAGEMENT TECHNIQUES
--------------------------------------------------------------------------------

The Funds can use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward foreign currency exchange contracts and options on foreign currencies) and purchasing put or call options on securities and securities indexes.

The Funds can use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If a Fund's Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

The California Tax Free Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Strategic Value Fund, Strategic Income Fund, New York Tax Free Fund, Tax Free Bond Fund and Total Return Fund may each enter into contracts for the future delivery of debt securities or an index of debt securities that are sufficiently correlated to its portfolio. The Government Fund may enter into futures contracts and purchase and write options on futures, which are not U.S. government securities.

Similarly, the Capital Appreciation Fund, Convertible Fund, Equity Index Fund, International Equity Fund, Total Return Fund, Strategic Value Fund and Value Fund may enter into contracts for the future delivery of securities and stock index futures contracts to protect against changes in stock market prices.

In addition, each Fund, except the California Tax Free Fund, Equity Index Fund, Government Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund, may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to protect against changes in currency exchange rates for the same type of hedging purposes, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired, and enter into a variety of foreign currency transactions, including forward foreign currency exchange contracts in order to protect or hedge against the adverse effect that changes in future foreign currency exchange rates may have on its investment portfolio or on its investment activities that are undertaken in foreign currencies.

The Tax Free Bond Fund will only purchase or sell futures or related options (such as U.S. Treasury or municipal securities index futures and related options) when, in the opinion of the Sub-Adviser, price movements in such futures and related options will closely correlate with price movements in the tax-exempt municipal securities which are subject to the hedge.

Each Fund, except the Equity Index Fund, Money Market Fund and Tax Free Bond Fund, may sell (write) covered put and call options and purchase put and call options on any securities in which it may invest that are traded on U.S. and foreign securities and options exchanges and in the over-the-counter market, each in accordance with its respective investment objectives and policies. The Equity Index Fund may purchase calls on individual securities. The Government Fund may buy and sell options on securities which are not U.S. government securities in order to attempt to hedge against changes in interest rates and to seek current income.

Each Fund, except the Equity Index Fund, Money Market Fund and Tax Free Bond Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale against the box (see "Short Sales Against the Box") but for various reasons is unable to do so. Subject to limitations with respect to options described below, the Fund may enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

The Trustees have adopted a nonfundamental policy that each of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Total Return Fund, Strategic Value Fund and Value Fund may write covered call or put options with respect to no more than 25% of the value of its net assets, may purchase protective puts with a value of up to 25% of its net assets and may purchase calls and puts other than protective puts, with a value of up to 5% of the Fund's net assets.

The Funds, other than the California Tax Free Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund, may purchase put and call options on securities indexes to hedge against risks of market-wide price fluctuations. The Equity Index Fund may buy or sell call options on the S&P 500 Index.

The Equity Index Fund will use these techniques primarily as a temporary substitute for taking positions in the securities that comprise the Index, particularly if the Sub-Adviser considers these instruments to be undervalued relative to the prices of the securities that comprise the Index. The Fund may, in particular, purchase call options on the Index to protect against increases in the prices of securities underlying the Index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. (For more information, see the SAI.)

--------------------------------------------------------------------------------
SHORT SALES AGAINST THE BOX
--------------------------------------------------------------------------------

A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales against the box. A Fund may enter into a short sale against the box, among other reasons, to hedge against a possible market decline in the value of the security owned. To effect a short sale against the box, the Fund borrows from a broker the securities which are sold in the short sale, and the broker holds the proceeds until the borrowed securities are replaced. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. If a broker with which the Fund has open short sales were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the Sub-Advisers believe are creditworthy. Short sales against the box will be limited to no more than 25% of a Fund's total assets.

--------------------------------------------------------------------------------
SWAP AGREEMENTS
--------------------------------------------------------------------------------

The International Bond Fund, International Equity Fund, Strategic Value Fund and Strategic Income Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser's ability to predict correctly movements in interest rates, indexes and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market and the laws relating to swaps, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements. Furthermore, swap agreements could have adverse tax consequences. See Tax Status in the SAI for information regarding the tax considerations relating to swap agreements.

--------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
--------------------------------------------------------------------------------

Each Fund may from time to time purchase securities on a when-issued basis. Debt securities are often issued on this basis. The price (or yield)of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, each Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.

--------------------------------------------------------------------------------
ZERO COUPON BONDS
--------------------------------------------------------------------------------

The Funds, except the Equity Index Fund, may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. Zero coupon bonds tend to be more volatile than conventional debt securities.

--------------------------------------------------------------------------------
RISKS OF INVESTING IN HIGH YIELD SECURITIES
("JUNK BONDS")
--------------------------------------------------------------------------------

The Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Strategic Value Fund, Strategic Income Fund and Total Return Fund may, to varying degrees as previously described under "Descriptions of Each Fund" and "General Investment Considerations," invest in debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Sub-Adviser. Such securities are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily NAV of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Sub-Adviser deems it in the best interest of the shareholders.


--------------------------------------------------------------------------------
SPECIAL RISK CONSIDERATIONS FOR THE CALIFORNIA
TAX FREE FUND AND NEW YORK TAX FREE FUND
--------------------------------------------------------------------------------

California Municipal Securities. Investors should be aware that certain California Constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in certain adverse consequences affecting California municipal securities. For instance, certain provisions of the California Constitution and statutes that limit the taxing and spending authority of California governmental entities may impair the ability of the issuers of some California municipal securities to maintain debt service on their obligations. Other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.

New York Municipal Securities. Investors should be aware that New York State and New York City face long-term economic problems which could seriously affect their ability and that of other issuers of New York municipal securities to meet their financial obligations. The credit standings of New York State and of certain local governments (including New York City) have been, and could be further, reduced.

For a discussion of certain matters relating to the fiscal policies and financial condition of the states of California and New York and their political subdivisions, see the SAI.

================================================================================
MANAGER, SUB-ADVISERS AND DISTRIBUTOR
THE MANAGER
================================================================================

The Trust, on behalf of each Fund, pays the Manager a monthly fee for services performed at an annual percentage of the average daily net assets of that Fund as follows:

                                                     Rate paid for
                                                     the year ended
                                      Annual          December 31,
                                       Rate               1997
--------------------------------------------------------------------------------
California Tax Free Fund               0.50%*             0.48%
Capital Appreciation Fund              0.72%**            0.55%
Convertible Fund                       0.72%              0.72%
Equity Index Fund                      0.50%              0.31%***
Government Fund                        0.60%**            0.60%
High Yield Corporate Bond Fund         0.60%**            0.56%
International Bond Fund                0.70%++            0.40%
International Equity Fund              1.00%              1.00%
Money Market Fund                      0.50%ss.           0.25%
New York Tax Free Fund                 0.50%*             0.33%
Strategic Income Fund                  0.60%              0.26%***
Strategic Value Fund                   0.75%              0.75%
Tax Free Bond Fund                     0.60%              0.60%
Total Return Fund                      0.64%**            0.62%
Value Fund                             0.72%||            0.57%
--------------------------------------------------------------------------------

* The Manager has voluntarily agreed to reimburse the expenses of California Tax Free Fund and New York Tax Free Fund to the extent that operating expenses would exceed on an annual basis 1.24% and 1.49% of the average daily net assets for the Class A and Class B shares, respectively.

** The Manager has voluntarily established fee breakpoints for certain of the Funds as follows: for the Government Fund of .55% on assets in excess of $1 billion; for the High Yield Corporate Bond Fund of .55% on assets in excess of $500 million; for the Total Return Fund of .60% on assets in excess of $500 million; and for the Capital Appreciation Fund of .65% on assets in excess of $200 million and .50% on assets in excess of $500 million.

*** For the fiscal year ended December 31, 1997, an expense limitation was in place. The limitation was terminated on February 28, 1998 with respect to Strategic Income Fund and on April 1, 1998 with respect to Equity Index Fund.

++ The Manager has agreed to waive a portion of its fee payable by the International Bond Fund until such time as the Fund reaches $50 million in net assets.

ss. up to $300 million; .45% from $300 to $700 million; .40% from $700 million to $1.0 billion; and .35% in excess of $1.0 billion. The Manager has voluntarily agreed to assume the expenses of Money Market Fund to the extent that such expenses would exceed on an annual basis .70% of the average daily net assets of the Fund.

|| up to $200 million; .65% from $200 to $500 million; and .50% in excess of $500 million.

Each expense limitation, fee waiver and fee breakpoint arrangement discussed above, except for the fee breakpoints with respect to Money Market and Value Funds, is voluntary and may be discontinued at any time.

The payment of the Equity Index Fund's investment management fees, as well as other operating expenses, will have the effect of reducing investors' returns and will affect the Equity Index Fund's ability to track the S&P 500 Index exactly.

Each Fund, pursuant to an Accounting Agreement with the Manager, will bear an allocable portion of the Manager's cost of performing certain bookkeeping and pricing services. Each Fund, pays the Manager a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets.

The Manager is not responsible for records maintained by the Funds' Custodians, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Sub-Advisers.

--------------------------------------------------------------------------------
THE SUB-ADVISERS

Pursuant to the terms of the Sub-Advisory Agreements between the Manager and the Sub-Advisers on behalf of each Fund, the Manager, not the Fund, pays the Sub-Advisers a monthly fee for services performed at the annual rates as follows:

                                                      Rate Paid
                                                       for the
                                                      Year Ended
                                           Annual     December 31,
                                            Rate         1997
--------------------------------------------------------------------------------
California Tax Free Fund                    0.25%*       0.24%
Capital Appreciation Fund                   0.36%*       0.275%
Convertible Fund                            0.36%        0.36%
Equity Index Fund                           0.10%        0.10%
Government Fund                             0.30%*       0.30%
High Yield Corporate Bond Fund              0.30%*       0.28%
International Bond Fund                     0.45%**      0.25%
International Equity Fund                   0.60%        0.60%
Money Market Fund                           0.25%*+      0.125%
New York Tax Free Fund                      0.25%*       0.165%
Strategic Income Fund                       0.30%        0.13%***
Strategic Value Fund                        0.375%       0.375%
Tax Free Bond Fund                          0.30%        0.30%
Total Return Fund                           0.32%*       0.31%
Value Fund                                  0.36%++      0.285%
--------------------------------------------------------------------------------

* To the extent that the Manager has agreed to voluntarily waive all or a portion of its fee or reimburse expenses or has established fee breakpoints, the Sub-Adviser has voluntarily agreed do so proportionately.

** The Sub-Advisor has voluntarily agreed to waive a portion of its fee until such time as the International Bond Fund reaches $50 million in net assets.

*** For the fiscal year ended December 31, 1997, an expense limitation was in place. The limitation was terminated on February 28, 1998.

+ up to $300 million; .225% from $300 to $700 million; .20% from $700 million to $1.0 billion; and .175% in excess of $1.0 billion.

++ up to $200 million; .325% from $200 to $500 million; and .25% in excess of $500 million.

--------------------------------------------------------------------------------
THE DISTRIBUTOR
--------------------------------------------------------------------------------


To compensate the Distributor for the services it provides and for the expenses it bears in distributing shares and servicing shareholders of the Funds, each Fund, other than the Money Market Fund, has adopted separate distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares of that Fund (the "Class A Plans," the "Class B Plans," and the "Class C Plans," collectively, the "Plans"). The Equity Index Fund only offers Class A shares and, accordingly, only has a Class A Plan. Pursuant to the Class A Plans, each Fund pays the Distributor a monthly fee, which is an expense of the Class A shares of each Fund charged against its income, at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor. Pursuant to the Class B and Class C Plans, each Fund pays the Distributor a monthly fee which is an expense of the Class B or Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B or Class C shares (0.25% of the average daily net assets of Class B shares in the case of California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund).

Class B and Class C shares of the Funds pay to the Distributor, in addition to the distribution fee, a service fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Class B or Class C shares of each Fund as compensation for personal continuing services rendered to Class B and Class C shareholders of the Funds and the maintenance of shareholder accounts.

The combination of the contingent deferred sales charge and the distribution fee contributes to a Fund's ability to sell Class B and Class C shares without a sales charge being deducted at the time of purchase. The Distributor is entitled to receive the proceeds of contingent deferred sales charges which may be imposed at the time of redemptions or repurchases of shares. The receipt of contingent deferred sales charges does not reduce the distribution fee. See page 83, "Alternative Sales Arrangements--Deferred Sales Charge Class B Shares--Contingent Deferred Sales Charge, Class B" and page ___, "Alternative Sales Arrangements--Deferred Sales Charge Class C Shares--Contingent Deferred Sales Charge, Class C."

Under a Plan, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Each Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate net asset value of the shares sold.

The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate net asset value of the shares sold. [After the first full year of a Class C investment, the Distributor will make such payments quarterly to dealers based on the average net asset value of the Class C shares which are attributable to shareholders for whom the dealers are designated as dealers of record.]

In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate net asset value of shares held by investors serviced by the dealer. In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years.


If the Plans for the Funds are terminated, the Funds will owe no payments to the Distributor other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

Plan revenues may be used to reimburse third parties which provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.


Class B shares will be automatically converted to Class A shares, which pay lower 12b-1 fees, on or about December 31, 2005 or at the end of the calendar quarter occurring eight years after the date a shareholder purchased their Class B shares, whichever is later. It is the Trust's intention that all share conversions be made on a tax-free basis, and if this cannot be reasonably assured, the Trustees reserve the right to modify or eliminate this share class conversion feature. Class C shares do not have a conversion feature.


================================================================================
HOW TO PURCHASE SHARES OF THE FUNDS
================================================================================

--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------


The three classes of shares each represent an interest in the same portfolio of investments of each Fund, have the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from such sales arrangement. Each class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be less competitive than that of Class A shares. For additional information on the features of Class A, Class B and Class C shares, see Alternative Sales Arrangements, page 82.


--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------

Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's Registered Representative. Shares of any Fund, except the Money Market Fund, may be purchased at the NAV per share plus any applicable sales charge next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge. In the case of the Money Market Fund (which seeks to maintain a constant net asset value of $1.00 per share), the share purchase is effected as of the NAV next determined after receipt in good order of the purchase order by MSS.

--------------------------------------------------------------------------------
BY TELEPHONE
--------------------------------------------------------------------------------

For all Funds, other than the Money Market Fund, an investor may make an initial investment by having his or her Registered Representative telephone MSS between 9:00 AM and 4:00 PM, Eastern time, on any day the New York Stock Exchange is open. The purchase will be effected at the NAV per share plus any applicable sales charge next determined following receipt of the telephone order as described above. An application and payment must be received in good order by MSS within three business days. All telephone calls are recorded to protect shareholders and MSS. For a description of certain limitations on the liability of the Funds and MSS for transactions effected by telephone, see pages 61-62, "Know How to Sell and Exchange Shares."

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

An investor may open an account and invest by wire by having his or her Registered Representative telephone MSS between 9:00 AM and 4:00 PM, Eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110
   ABA No.: 011 0000 28
   Attn.: Custody and Shareholder Services
   For Credit: MainStay________________ Fund__ Class______
   Shareholder Account No.____________________________
   Shareholder Registration ____________________________
   DDA Account Number 99029415

An application must be received by MSS within three business days. The investor's bank may charge the investor a fee for the wire.

To make a purchase effective the same day, the Registered Representative must call MSS by 12:00 noon Eastern time, and federal funds must be received by the Shareholder Servicing Agent before 4:00 PM Eastern time.

Wiring money to the Trust will reduce the time a shareholder must wait before redeeming or exchanging shares because, when a shareholder purchases by check, the Trust will withhold payment for up to 10 days of purchase or until the check clears, whichever is first.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS
--------------------------------------------------------------------------------

Additional investments in a Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.

--------------------------------------------------------------------------------
SYSTEMATIC INVESTMENT PLANS
--------------------------------------------------------------------------------

The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases by certain qualified retirement plans, New York Life employee and agent investment plans, investments resulting from distributions by other New York Life products and NYLIFE Distributors products, and purchases by certain individual participants.

Investors whose bank is a member of the Automated Clearing House ("ACH") may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MSS, toll free at 1-800-MAINSTAY (between 8:00 AM and 4:00 PM, Eastern time). The investment will be effected at the NAV per share next determined after receipt in good order of the order, plus any applicable sales charge, and normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit for an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually or $1,000 in the case of the Equity Index Fund. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

Investors may, subject to the approval of the Trust, the Distributor, the Manager and the Sub-Adviser to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Sub-Adviser intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time. An investor must call MainStay at 1-800-MAINSTAY before sending any securities.

An investor in certain qualified retirement plans may open an account with a minimum investment of a lesser amount when permitted under such qualified retirement plan. The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

================================================================================
ALTERNATIVE SALES ARRANGEMENTS
================================================================================

--------------------------------------------------------------------------------
INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES
--------------------------------------------------------------------------------

The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale. The sales charge applicable to an investment in Class A shares of the Capital Appreciation Fund, Convertible Fund, International Equity Fund, Strategic Value Fund, Total Return Fund and Value Fund will be determined according to the following table:


                                                 Sales Charge as
                         Sales Charge as        a Percentage of
                        a Percentage of:        Offering Price:
                       -------------------  ------------------------
                                     Net                   Retained
Amount of              Offering    Amount    Retained       by the
Purchase                 Price    Invested  by Dealer    Distributor
-------------------------------------------------------------------------------
Less than $50,000       5.50%      5.82%      4.75%         0.75%
$50,000 to $99,999      4.50%      4.71%      4.00%         0.50%
$100,000 to $249,999    3.50%      3.63%      3.00%         0.50%
$250,000 to $499,999    2.50%      2.56%      2.00%         0.50%
$500,000 to $999,999    2.00%      2.04%      1.75%         0.25%
$1,000,000 or more*     None       None     See Below*      None
--------------------------------------------------------------------------------

The sales charge applicable to an investment in Class A shares of the California Tax Free Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, New York Tax Free Fund, Strategic Income Fund and Tax Free Bond Fund will be determined according to the following table:

                                                 Sales Charge as
                         Sales Charge as        a Percentage of
                        a Percentage of:        Offering Price:
                       -------------------  ------------------------
                                     Net                   Retained
Amount of              Offering    Amount    Retained       by the
Purchase                 Price    Invested  by Dealer    Distributor
-------------------------------------------------------------------------------
Less than $100,000      4.50%      4.71%      4.00%         0.50%
$100,000 to $249,999    3.50%      3.63%      3.00%         0.50%
$250,000 to $499,999    2.50%      2.56%      2.00%         0.50%
$500,000 to $999,999    2.00%      2.04%      1.75%         0.25%
$1,000,000 or more*     None       None     See Below*      None
--------------------------------------------------------------------------------

The sales charge for Class A Shares of the Equity Index Fund will be determined according to the following table:

                                                 Sales Charge as
                         Sales Charge as        a Percentage of
                        a Percentage of:        Offering Price:
                       -------------------  ------------------------
                                     Net                   Retained
Amount of              Offering    Amount    Retained       by the
Purchase                 Price    Invested  by Dealer    Distributor
-------------------------------------------------------------------------------
Less than $100,000      3.00%      3.09%      2.75%         0.25%
$100,000 to $249,999    2.50%      2.56%      2.25%         0.25%
$250,000 to $499,999    2.00%      2.04%      1.75%         0.25%
$500,000 to $999,999    1.50%      1.52%      1.25%         0.25%
$1,000,000 or more*     None       None     See Below*      None
-------------------------------------------------------------------------------

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares--Contingent Deferred Sales Charge, Class A."

Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor will pay, from its own resources, a commission to dealers on such investments. The dealer will receive a commission of 1.00% on the portion of a sale from $1,000,000 to $2,999,999, 0.50% of any portion from $3,000,000 to $4,999,999 and 0.40% on any portion of $5,000,000 or more.

The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.

--------------------------------------------------------------------------------
PURCHASES AT NAV
--------------------------------------------------------------------------------

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Trustees, New York Life and its subsidiaries and their employees, officers, directors or agents (and immediate family members). Also, any employee or Registered Representative of an authorized broker-dealer (and immediate family members) may purchase a Fund's shares at NAV without payment of any sales charge.

In addition, the Trust will treat Class A share purchases of Funds, other than the Equity Index Fund and Money Market Fund, in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 100 or more eligible employees as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares--Contingent Deferred Sales Charge, Class A."

Class A shares of the Funds may also be purchased at net asset value through broker-dealers, investment advisers and other financial institutions which have entered into a supplemental agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment adviser or other financial institution.

--------------------------------------------------------------------------------
REDUCED SALES CHARGES ON CLASS A SHARES
--------------------------------------------------------------------------------

The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of a Fund made at one time by any "Qualified Purchaser," which term includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-Erisa 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. The circumstances under which "Qualified Purchasers" and other investors in the Funds may pay reduced sales charges are described on page 58, "Consider Reducing Your Sales Charges."

Letter of Intent

Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount invested during a 24-month period. A 90-day back-dated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, see the SAI or call your Registered Representative or MainStay at 1-800-MAINSTAY.

Contingent Deferred Sales Charge, Class A

In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase.

Class A shares that are redeemed will not be subject to a contingent deferred sales charge, however, to the extent that the value of such shares represents:
(1) capital appreciation of Fund assets; (2) reinvestment of dividends or capital gains distributions; (3) Class A shares redeemed more than one year after their purchase; (4) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, death, disability, QDROs and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 70 1/2 for IRA and 403(b)(7) TSA participants; (5) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates; transfers to products offered within a retirement plan which uses New York Life Benefit Services, Inc. or TRAC-2000 as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; or (6) redemptions, under the Systematic Withdrawal Plan, used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate. Class A shares of a Fund that are purchased without a front-end sales charge may be exchanged for Class A shares of another Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange.

The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) a front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.


--------------------------------------------------------------------------------
DEFERRED SALES CHARGE CLASS B SHARES
--------------------------------------------------------------------------------

Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

Contingent Deferred Sales Charge, Class B

A contingent deferred sales charge will be imposed on redemptions of Class C shares of the Funds, of 1% of the net asset value of Class C shares, at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (a) the current aggregate net asset value of Class B shares of that Fund purchased more than six years prior to the redemption, plus (b) the current aggregate net asset value of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (c) increases in the net asset value of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor.

The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund (other than the Money Market Fund and Equity Index Fund) until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

The following table sets forth the rates of the contingent deferred sales charge:
                                      Contingent Deferred Sales
                                       Charge as a Percentage
    Year Since Purchase                of Amount Redeemed
    Payment Made                       Subject to the Charge

--------------------------------------------------------------------------------
    First ..................................     5.0%

    Second .................................     4.0%

    Third ..................................     3.0%

    Fourth .................................     2.0%

    Fifth ..................................     2.0%

    Sixth ..................................     1.0%

    Thereafter .............................     None
--------------------------------------------------------------------------------

In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized on the redemption or repurchase of shares.

The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 701/2 for IRA and 403(b) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses New York Life Benefit Services, Inc. as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) involuntary redemptions of an account with a net asset value of $250 ($500 for the Money Market Fund) or less; and (xi) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates. Additional waivers in effect prior to January 1, 1998 will apply to redemptions of Class B shares by accounts established before that date. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

Shareholders should notify MSS at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisers regarding the tax consequences of such withdrawals.

--------------------------------------------------------------------------------
DEFERRED SALES CHARGE CLASS C SHARES
--------------------------------------------------------------------------------


Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

Contingent Deferred Sales Charge, Class C A contingent deferred sales charge of 1% of the net asset value of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year. However, no such charge will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed (a) the current aggregate net asset value of Class C shares of that Fund purchased more than one year prior to the redemption, plus (b) the current aggregate net asset value of Class C shares of that Fund purchased through reinvestment of dividends or distributions, plus (c) increases in the net asset value of the investor's Class C shares of that Fund above the total amount of payments for the purchase of Class C shares of that Fund made during the preceding one year.

[Withdrawals under the Systematic Withdrawal Plan also will not be subject to this charge.] [However, investors may not withdraw more than -% of the value of the Fund account under the Plan in the first year after purchase.]



--------------------------------------------------------------------------------
REDEMPTIONS AND EXCHANGES
--------------------------------------------------------------------------------

Shares may be redeemed directly from a Fund or through your Registered Representative. Shares redeemed will be valued at the NAV per share next determined after MSS receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an eligible guarantor institution. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MSS must be submitted before the redemption request will be accepted. The signature guarantee may be waived on a redemption of $100,000 or less which is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401.

Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge. There will be no redemption, however, during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or the SEC deems an emergency to exist.

The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

Redemption by Check

The Money Market Fund and State Street Bank and Trust Company (the "Bank") each reserve the right at any time to suspend the procedure permitting redemption by check and intend to do so in the event that federal legislation or regulations impose reserve requirements or other restrictions deemed by the Trustees to be adverse to the interest of other shareholders of the Money Market Fund. Shareholders who arrange to have checkwriting privileges will be subject to the rules and regulations of the Bank pertaining to this checkwriting privilege as amended from time to time. The applicable rules and regulations will be made available by the Bank upon request when a shareholder establishes checkwriting privileges.

Systematic Withdrawal Plan

Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the same Fund at NAV. MSS acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable.

Exchange Privileges

Exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request.


Subject to the conditions and limitations described herein, Class A, Class B and Class C shares of a Fund may be exchanged for shares of an identical class of a MainStay Fund registered in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors.


In addition, an exchange privilege between Class A shares of the Funds and MainStay Equity Index Fund is offered. Shareholders should note, however, that Guaranteed Shares exchanged before or after the Guarantee Date will lose the benefit of the Guarantee. Any exchanges between a Fund and MainStay Equity Index Fund will be subject to the conditions applicable to Class A share exchanges described herein, as well as any applicable minimum investment requirements. No exchange privilege between Class B or Class C shares of the Funds and MainStay Equity Index Fund is offered.


Investors should read the Prospectus carefully before they place an exchange request.

Generally, shareholders may exchange their Class A shares of a Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Class A shares of the Money Market Fund for Class A shares of another MainStay Fund which are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange, unless the shareholder has previously paid a sales charge with respect to such shares.


Class B and Class C shares of a Fund may be exchanged for the same class of shares of another MainStay Fund at the NAV next computed following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. However, where a shareholder previously exchanged his or her Class B or Class C shares into the Money Market Fund from another MainStay Fund, the applicable contingent deferred sales charge will be assessed when the shares are redeemed from the Money Market Fund even though the Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Class B and Class C shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund.


Exchanges may only be made with respect to Funds registered in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors. An exchange may be made by either writing to MSS at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MSS at 1-800-MAINSTAY (8:00 AM to 4:00 PM Eastern time).

In times when the volume of telephone exchanges is heavy, additional phone lines will automatically be added by MSS. However, in times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MSS to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. numbers. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges.

It is the policy of The MainStay Funds to discourage frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 fee will be assessed per exchange and additional exchange requests may be denied.


For purposes of determining the length of time a shareholder owned Class B or Class C shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of purchase of the shares, regardless of exchanges into other Funds. For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See page 64, "Understand the Tax Consequences," for information concerning the federal income tax treatment of a disposition of shares. All exchanges are subject to the minimum investment requirements of the Funds involved. The exchange privilege may be modified or withdrawn at any time without notice.


Distributions and Redemptions for Equity Index Fund. For the Equity Index Fund, distributions will be paid in additional shares based on the NAV at the close of business on the payment date of the distribution, unless the shareholder elects to receive such distributions in cash. Receipt of dividends in cash by a shareholder will have the effect of reducing the number of Guaranteed Shares held by that shareholder, and, therefore, the value of the Guarantee to that shareholder. If, however, the Fund pays a dividend in cash to all shareholders for the purpose of assuring the Fund's compliance with applicable provisions of the Code, any such amounts paid in cash will reduce the Guaranteed Amount applicable to each Guaranteed Share in the amount of the dividend paid.

For shareholder convenience in monitoring the number and value of a shareholder's Guaranteed Shares, the Fund currently intends, through reverse share splits, to combine any additional shares received by a shareholder as dividends and distributions from the Fund with each originally purchased share of the Fund to which such dividends and distributions relate, so that a Guaranteed Share of the Fund will mean a single share of the Fund as purchased and include in its NAV the value of all dividends and distributions attributable to such originally purchased share and paid up to that point in time. Following a reverse share split, a shareholder who has elected to reinvest dividends and distributions from the Fund will hold the same number of Guaranteed Shares in the Fund as the shareholder held prior to the reverse share split, but each share will have a higher NAV (reflecting the added value of the dividends paid). Shareholders who elect to receive their dividends and distributions from the Fund in cash will, following a reverse share split, own fewer Guaranteed Shares of the Fund, but those shares will have the same higher per share NAV as all other Fund shares. In either case, the overall value of a shareholder's investment in the Fund will be unaffected by a reverse share split. If reverse share splits are not authorized, a Guaranteed Share shall mean, on a given date, that number of shares of the Fund that a shareholder would hold on that date if he had bought a single share and then held it, plus all shares issued as dividends and distributions attributable to such share through the Guarantee Date. This single share and all other shares issued through the reinvestment of any dividends and distributions attributable to such share will be treated as a single unit to which the Guaranteed Amount will apply as described above for a Guaranteed Share. Shareholders who elect to receive dividends and distributions in cash would hold fewer shares of the Fund and, consequently, fewer units as to which the Guaranteed Amount would apply.

Equity Index Fund shares may be redeemed by shareholders prior to their Guarantee Date. However, any such redeemed shares will lose the benefit of the Guarantee.

Within seven days after acceptance of a redemption request, the Equity Index Fund is required to make payment of the

NAV of the shares on the date the order was received in proper form, except that where a request is made at least 30 days prior to a dividend or distribution record date to redeem the dividend shares immediately upon issuance (to effectively receive the dividend in cash), redemption and payment will occur at that time.

================================================================================
TAX-DEFERRED RETIREMENT PLANS
================================================================================

Shares of each Fund, except the California Tax Free Fund, New York Tax Free Fund and the Tax Free Bond Fund, may be purchased for retirement plans, providing tax-deferred investments for individuals and institutions. Shares purchased may be used as investments for established plans, or the Distributor may provide plan documents for selected plans. A plan document must be adopted in order for a plan to be in existence.

Custodial services are provided for IRA/ROTH IRA/SEP/ SARSEP, SIMPLE IRA and Education IRA plans, and for 403(b)(7) Custodial Accounts. Plan administration is also available for select qualified retirement plans.

Contributions made to such plans to the extent provided in federal income tax law currently in effect, and earnings thereon, will not be taxable to the plan participant until distribution. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.

The Internal Revenue Code ("IRC") has specific distribution requirements that apply to investors who reach age 70 1/2. Therefore, investors over the age of 60 1/2 who wish to preserve the full Guarantee with respect to their investment in the Equity Index Fund should carefully consider whether shares of the Fund should be purchased for their retirement plan.

================================================================================
NET ASSET VALUE
================================================================================

For purposes of determining NAV, portfolio securities of the Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. This method involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium paid or discount received.

Portfolio securities of each other Fund are valued at their fair market values as determined by the methods described in the SAI with the exception of money market instruments held by those Funds, which are valued by the amortized cost method.

================================================================================
PORTFOLIO TRANSACTIONS
================================================================================

The primary consideration in portfolio security transactions is best execution. Subject to this requirement, securities may be bought from or sold to brokers or dealers who have furnished statistical, research and other information or services to the Sub-Advisers. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Sub-Advisers may consider sales of shares of the respective Funds as a factor in the selection of broker-dealers to execute each Fund's portfolio transactions. NYLIFE Securities Inc. may act as a broker for the Trust in accordance with applicable regulations.

Some securities considered for investment by the Funds may also be appropriate for other clients served by the Funds' Sub-Advisers. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of the clients served by the Fund's Sub-Adviser is considered at or about the same time, transactions in such securities may be executed together and will, to the extent practicable, be allocated among the Fund and clients in a manner deemed equitable to the Funds and the clients by the Fund's Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by a Fund's Sub-Adviser, and the results of such allocations, are subject to periodic review by the Trustees.

================================================================================
TAX INFORMATION
================================================================================

General. A Fund generally will not be subject to federal income tax on its net taxable investment income and net realized capital gains to the extent such income and gains are distributed to its shareholders in accordance with the timing requirements of the Code.

Taxes in relation to the Equity Index Fund Guarantee. If an amount is paid to shareholders pursuant to the Guarantee, such amounts probably will be taxable to shareholders. However, it is possible that such amounts could be regarded as a tax-free return of capital. The Fund does not undertake to suggest to shareholders the manner in which any payments that may be made under the Guarantee are to be treated for tax purposes, and shareholders are specifically advised to consult their tax advisers about the tax treatment of any payments that may be made under the Guarantee.

The Guarantee is a relatively new feature that has not previously been offered by many other mutual funds. As a result, certain tax consequences arising from the Guarantee are not entirely clear. Consequently, a risk exists that the Fund would not have attained or be able to retain its status as a regulated investment company if payments under the Guarantee were made, in which case the Fund would be liable for corporate level income tax and dividends designated as capital gain dividends would be taxed as ordinary income to shareholders. However, management of the Fund believes that the Guarantee will not adversely affect the status of the Fund as a regulated investment company for federal income tax purposes. Any withholding of taxes on distributions by the

Equity Index Fund will result in a reduction of the benefit under the Guarantee.


================================================================================
OTHER INFORMATION
================================================================================

The services provided to the Funds by the Manager, the Sub-Advisers and the Funds' other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Issue"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. The Manager, the Sub-Advisers and the Funds' other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that they use. The Funds have no reason to believe these steps will not be sufficient to avoid any material adverse impact on the Funds, although there can be no assurances. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Manager, the Sub-Advisers and the Funds' other service providers at this time but could have a material adverse impact on the operations of the Funds and the Manager, the Sub-Advisers and the Funds' other service providers.

================================================================================
APPENDIX A
================================================================================

--------------------------------------------------------------------------------
DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

Municipal Short-Term Loan Ratings

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Corporate Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

--------------------------------------------------------------------------------
STANDARD & POOR'S
--------------------------------------------------------------------------------

Corporate and Municipal Long-Term Debt Ratings
Investment Grade

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

--------------------------------------------------------------------------------
Speculative Grade
--------------------------------------------------------------------------------

Debt rated BB, B, CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Short-Term Rating Definitions

A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign(+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


================================================================================
APPENDIX B
================================================================================

--------------------------------------------------------------------------------
TAXABLE EQUIVALENT YIELD TABLE (*)(+)
--------------------------------------------------------------------------------


 If your
 federal
 marginal
income tax                     a tax-free yield of
               --------------------------------------------------
  rate is       4.0%   4.5%   5.0%    5.5%   6.0%   6.5%    7.0%
               --------------------------------------------------
                           would equal a taxable yield of:
15.00%         4.71%   5.29%  5.88%  6.47%   7.06%  7.65%   8.24%

28.00%         5.56%   6.25%  6.94%  7.64%   8.33%  9.03%   9.72%

31.00%         5.80%   6.52%  7.25%  7.97%   8.70%  9.42%  10.14%

36.00%         6.25%   7.03%  7.81%  8.59%   9.38% 10.16%  10.94%

39.60%         6.62%   7.45%  8.28%  9.11%   9.93% 10.76%  11.59%
-------------------------------------------------------------------------------

* This table reflects application of the regular federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change. Investors in the California and New York Tax Free Funds should in particular note that the chart does not reflect any state and local taxes that may be deductible in computing federal income tax liability.

+ This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities the interest on which is exempt from regular federal income tax.

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


[LOGO]MAINSTAY(R) FUNDS

NY Life Distributors Inc.
300 Interpace Parkway
Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.
[LOGO]


[LOGO] This prospectus is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

--------------------------------------------------------------------------------

The MainStay Funds Prospectus                             September 1, 1998
--------------------------------------------------------------------------------

================================================================================
Read This!
================================================================================

These Funds aren't federally insured or guaranteed by the U.S. government--even if you're investing through a bank. Shares of these Funds are not deposits or obligations of, or guaranteed or insured by any financial institution, the Federal Deposit Insurance Corporation, or any other government agency. Investments in the Funds are subject to investment risks, including possible loss of principal (see "Description of Investments and Investment Practices" on page 35).

No guarantees. There are no guarantees that a Fund will meet its objectives. All mutual funds involve risk, including the potential to lose some or all of your original investment. The price of a mutual fund share will fluctuate and, when sold, may be higher or lower than your original purchase price.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


MainStay offers 22 mutual funds. The following 7 funds are offered in this Prospectus.

================================================================================
Aggressive Growth
================================================================================
Small Cap Growth Fund ...............................................   page 11
Small Cap Value Fund ................................................   page 12

================================================================================
Growth
================================================================================
Blue Chip Growth Fund ...............................................   page 13

Equity Income Fund ..................................................   page 14
Growth Opportunities Fund ...........................................   page 15
Research Value Fund .................................................   page 16

================================================================================
Income
================================================================================
Global High Yield Fund ..............................................   page 17

--------------------------------------------------------------------------------
Please read this Prospectus carefully before you invest and keep it for future reference. It includes information you should know before investing. We hope you will easily find and understand the information you need but if you have any suggestions for improvement--or if you need any help--please ask your Registered Representative.

For even more details, write to NYLIFE Distributors Inc., 300 Interpace Parkway, Building A, Parsippany, N.J. 07054, call 1-800-MAINSTAY (1-800-624-6782), or visit our website at www.mainstayfunds.com.

The Statement of Additional Information (SAI) is incorporated by reference into this Prospectus and also has been filed with the Securities and Exchange Commission (SEC). For a free copy of the current SAI write to NYLIFE Distributors, Inc. or call 1-800-MAINSTAY. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.
--------------------------------------------------------------------------------

                            [LOGO] MainStay(R) Funds

                       This page intentionally left blank

--------------------------------------------------------------------------------
                                 What's Inside?
--------------------------------------------------------------------------------

================================================================================
Tell Me Quickly                                                             page
================================================================================
The MainStay Funds ........................................................    1

A Quick Overview...Understanding The MainStay Funds .......................    4

================================================================================
Tell Me the Key Facts
================================================================================

Analyze the Costs of Investing: Two Kinds of Fees .........................    6

If You Invest $1,000, You Might Pay .......................................    6

Descriptions of Each Fund .................................................   11

General Investment Considerations .........................................   18

Decide Whether to Pay a Sales Charge Now, Later..or Maybe Never ...........   20

Consider Reducing Your Sales Charge .......................................   22

Open an Account/Buy Shares ................................................   23

Know How to Sell and Exchange Shares ......................................   25

Decide How to Receive Your Earnings .......................................   27

Understand the Tax Consequences ...........................................   28

Know With Whom You're Investing ...........................................   29

Know Your Rights as a Shareholder .........................................   33

================================================================================
Tell Me the Details
================================================================================

The Trust .................................................................   34

Other Information About the Funds .........................................   34

Description of Investments and Investment Practices .......................   35

Manager, Sub-Advisers and Distributor .....................................   39

How to Purchase Shares of the Funds .......................................   40

Alternative Sales Arrangements ............................................   42

Redemptions and Exchanges .................................................   44

Tax-Deferred Retirement Plans .............................................   45

Net Asset Value ...........................................................   46

Portfolio Transactions ....................................................   46

Tax Information ...........................................................   46

Other Information .........................................................   46

Appendix A: Description of Securities Ratings .............................   46

================================================================================
                                 Tell Me Quickly
================================================================================

--------------------------------------------------------------------------------
                               A Quick Overview...
--------------------------------------------------------------------------------

Investing in a mutual fund may seem complicated, but it may be easier when you go through a Registered Representative.

He or she can do many of the administrative tasks--and help you confidently manage the rest.


-----
  1
-----

================================================================================
Set your investment priorities
================================================================================

Decide if they are:

o    protecting what you have,

o    receiving income from dividends,

o    participating in the potential for greater investment returns, or

o    a combination of any of the above.

How much risk of losing money are you willing to take, how aggressive are you willing to be to try to make money? This two-part question may be the most difficult question in the world of investing. Start with your gut feeling--then talk it over with your Registered Representative. This is also an appropriate time to talk about your investment goals. Your Registered Representative may have some ideas you haven't considered.

--------------------------------------------------------------------------------

-----
  2
-----

================================================================================
Study the Funds' objectives, policies, and risks
================================================================================

Focus on the Funds that seem to be seeking your objectives. Read about the people who manage each Fund. Understand the types of securities in which each Fund invests and the risks associated with those investments.

Talk with your Registered Representative.

For key facts about and risks associated with the Funds, see pages 11-17. For more detailed information, see "Tell Me the Details" in this prospectus and see the SAI.

--------------------------------------------------------------------------------

-----
  3
-----

================================================================================
Evaluate each Fund's fees and expenses
================================================================================

Understand one-time and ongoing fees.

See the tables beginning on page 7 for your Fund's one-time and ongoing fees and the impact of those costs on a $1,000 investment.

--------------------------------------------------------------------------------

-----
  7
-----

================================================================================
Open an account/Buy shares
================================================================================

To open an account, fill out an application, and have your Registered Representative place the order. He or she can be invaluable here.

Make sure to provide complete information, including who will own the account, and certify your Social Security number or Taxpayer I.D. number. This is also the time to decide how you want to receive earnings--in cash or additional shares--and whether you want telephone privileges and to make other choices that will affect how you access your investments. (You may also place the order directly with MainStay.)

For more on opening an account--including opening an account directly--see page 23.

--------------------------------------------------------------------------------

-----
  8
-----

================================================================================
See how many shares your money will buy
================================================================================

You can calculate the number of shares of a Fund your money buys using a simple equation: (1) subtract the amount of any sales charge, then (2) divide the remaining amount of your investment by the price of one share of the Fund.

Each Fund's share price (NAV or "net asset value") is calculated at the close of business of the New York Stock Exchange, normally 4:00 PM Eastern time, each business day. The number of shares you receive is based on the NAV next calculated after your order is received. You'll receive written confirmation of your purchase.

To learn more, see pages 24 and 46.

--------------------------------------------------------------------------------

-----
  9
-----

================================================================================
Ongoing fees
================================================================================

Every mutual fund pays fees for services. These may include distribution and marketing, investment management, and shareholder services. Fees may be charged on different schedules but the Fund accrues these expenses daily. You're not charged directly, the Fund pays the fees to the firms who provide the services, and then deducts the amounts from the Fund's assets. This, consequently, reduces the NAV of your shares.

To learn more, see pages 6-10.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       ...Understanding The MainStay Funds
--------------------------------------------------------------------------------

-----
  4
-----

================================================================================
Decide how much to invest in each Fund
================================================================================

You may split your investment among as many MainStay Funds as you desire. The initial investment, however, must be at least $500 in each Fund offered in this Prospectus.

--------------------------------------------------------------------------------

-----
  5
-----

================================================================================
Decide when to pay the sales charge: now, later ... or maybe never
================================================================================

There may be a sales charge on share purchases. You may choose to pay it when you invest (and you'll own "Class A" shares), or defer it until you sell, according to a sliding scale based on the number of years you own the shares (you'll own "Class B" shares). The sliding scale drops from 5% in the first year to 0% after six years. Alternatively, you may pay no sales charge--unless you sell your shares within one year of purchase (you'll own "Class C" shares).

Purchasing Class B or Class C shares allows you to buy more shares, but you'll pay higher ongoing fees than Class A shareholders, which will reduce any earnings paid to you.

Class B shares will be automatically converted to Class A shares at the end of the calendar quarter occurring eight years after the date a shareholder purchases their shares. There is no conversion feature applicable to Class C shares. [Thus, Class C shareholders pay higher ongoing fees than Class A shareholders for the life of their investment.]

For a list of the pros and cons of each choice, see page 21.

--------------------------------------------------------------------------------

-----
  6
-----

================================================================================
Consider reducing the sales charge
================================================================================

There are also many ways to reduce or eliminate your sales charges, including combining purchases, signing up for a letter of intent, or others. There are no sales charges for reinvesting earnings.

See page 22 for details.

--------------------------------------------------------------------------------

-----
  10
-----

================================================================================
Earn dividends and capital gains
================================================================================

Your Fund may earn money through interest payments, dividend payments, or through capital appreciation of the securities it owns. The Fund periodically distributes these earnings to you, based on the number of shares you own.

You should check how often a Fund makes distributions, especially if current income is important to you.

You may elect to have earnings sent to you, have them automatically reinvested in more shares (with no sales charge) or a combination of both.

To learn more, see page 27.

--------------------------------------------------------------------------------

-----
  11
-----

================================================================================
Exchange shares/ Redeem shares
================================================================================

You generally may redeem your shares on any business day. The Fund will redeem shares at the current NAV and send you a check. If you wish, you may exchange shares of one Fund for shares of another MainStay Fund. You can only exchange shares of the same class. An exchange is considered a sale of one Fund and a purchase of another and may have tax consequences.

If you own Class B or Class C shares you may pay a charge when you redeem your shares, depending on the length of time you've held the shares. MainStay provides a number of convenient ways to redeem your shares.

If you buy $1 million or more of Class Ashares and redeem them within a year of the purchase, you may pay a sales charge.

To learn more, see pages 25-26 and 44-45.

--------------------------------------------------------------------------------

-----
  12
-----

================================================================================
Manage your taxes/Align your goals
================================================================================

If you've made a profit on your investment--either through dividends, distributions, or capital gains, you may have to pay taxes at tax time (consult your tax adviser).

Be aware that your Fund may earn 1998 income that will be paid to you in January, 1999, but will apply to your 1998 tax return.

To learn more, see page 28.

--------------------------------------------------------------------------------

-----
  13
-----

================================================================================
Know your rights/Stay informed
================================================================================

Most of all, you have the right to ask questions-- and have them answered intelligently. You may call your Registered Representative at any time.

MainStay will send you a quarterly statement, a confirmation of each transaction, and annual and semiannual reports on your Fund's status and investments.

To learn more, see page 33.

--------------------------------------------------------------------------------

================================================================================
                              Tell Me The Key Facts
================================================================================

--------------------------------------------------------------------------------
                Analyze the Costs of Investing: Two Kinds of Fees
--------------------------------------------------------------------------------

To help you understand the costs of investing in a MainStay Fund, we've provided expense information based on estimated expenses for each Fund's first year of operation. Because some expenses are based on the value of the Fund's assets, which fluctuates daily, you should only use these figures as hypothetical examples of what you might actually pay.

One-time fees. You may pay one-time transaction fees: a sales charge (commission) for each separate investment or redemption, as applicable. See pages 42-44 for more details.

Ongoing fees. Each Fund pays ongoing operating fees to the manager, custodians and other professionals who provide services to the Fund. These fees are billed to the Fund and then factored into the share price. They're not billed to you separately, but they do reduce the value of each share you own. See pages 39-40 for more details.

Management fees pay for the investment sub-advisers who invest your money and for administrative services such as keeping records and providing you with statements and reports. The Rule 12b-1 fees shown on pages 7-10 pay, for example, commissions and marketing/promotional expenses. "Other" includes legal, auditing, custodian, and other fees. See pages 39-40 for more details on fees.

--------------------------------------------------------------------------------
Why read about costs? Costs are important since they may lower your earnings. For example, a Fund with higher costs must perform better just to equal the return of a Fund with lower costs. All things being equal, therefore, a lower-cost Fund will begin with an advantage.

Lower fees alone, however, will not guarantee better total return performance. For example, a Fund with no up-front sales charge may actually have higher ongoing expenses. It may also leave you without a Registered Representative to advise you. Before investing, you should be sure you understand the nature of different costs.

Investing a million? The up-front sales charge is waived on investments of $1 million or more in Class A shares. But, there may be a contingent deferred sales charge of 1% on redemptions (sales of shares) made within a year of the purchase date.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     If You Invest $1,000, You Might Pay...
--------------------------------------------------------------------------------

The "Examples" on the following pages are provided to help you understand the various costs and expenses that an investor in each Fund will bear directly or indirectly.

The examples on pages 7-10 are based on a hypothetical 5% annual return on an investment of $1,000, and the estimated annual fund operating expenses reflected in each chart under Sales Charges and Operating Expenses. Each pie chart illustrates the expenses that would be paid by a shareholder for shares held for a period of three years with the same assumptions.

The actual return on your investment, of course, may be more or less than 5%, and the actual expenses may also be more or less than those shown. This, of course, depends on a variety of factors, including the performance of the Fund. The figures in the following charts, therefore, do not represent how your investment will perform, nor do they show how the Funds have actually performed in the past. They are strictly hypothetical examples.



--------------------------------------------------------------------------------
Take Note: The lowest sales charge won't always be the least expensive option.
--------------------------------------------------------------------------------

The contingent deferred sales charge for Class B shares declines the longer you stay invested in the Fund (from 5% in year one to 0% after six years) and the contingent deferred sales charge for Class C shares only applies for one year following purchase; but even if your sales charge drops to 0%, your cost over time might be more than the cost of paying the full up-front sales charge. Notice the examples on the following pages: you pay higher 12b-1 fees (which are ongoing fees) with Class B and Class C shares. However, if you hold Class B shares for eight years, they will automatically be converted to Class A shares which pay lower 12b-1 fees. Class C shares do not convert.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Sales Charges and Operating Expenses
--------------------------------------------------------------------------------

================================================================================
SMALL CAP GROWTH FUND                             CLASS A     CLASS B   CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        5.50%       None      None

Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                   1.00%       1.00%     1.00%
12b-1 Fees(2)                                     0.25%       1.00%     1.00%
Other Expenses                                    0.61%       0.61%     0.61%
                                                  ----        ----      ----

Total Fund Operating Expenses                     1.86%       2.61%     2.61%
                                                  ====        ====      ====


-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 73          $ 26             $ 76                      $               $
Expenses after 3 years  $110          $ 81             $111                      $               $



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 55 up-front sales charge         $ 30 deferred sales charge         $    deferred sales charge
     30 management fees                 31 management fees                    management fees
      7 12b-1 fees                      31 12b-1 fees                         12b-1 fees
     18 other expenses                  19 other expenses                     other expenses
   --------------------------         --------------------------         --------------------------
   $110 total sales charges           $111 total sales charges           $    total sales charges
        and expenses                       and expenses                       and expenses

================================================================================
SMALL CAP VALUE FUND                              CLASS A    CLASS B    CLASS C
================================================================================
Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        5.50%       None     None

Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%    1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                   1.00%       1.00%    1.00%
12b-1 Fees(2)                                     0.25%       1.00%    1.00%
Other Expenses                                    0.61%       0.61%    0.61%
                                                  ----        ----     ----

Total Fund Operating Expenses                     1.86%       2.61%    2.61%
                                                  ====        ====     ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 73          $ 26             $ 76                      $               $
Expenses after 3 years  $110          $ 81             $111                      $               $



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 55 up-front sales charge         $ 30 deferred sales charge         $    deferred sales charge
     30 management fees                 31 management fees                    management fees
      7 12b-1 fees                      31 12b-1 fees                         12b-1 fees
     18 other expenses                  19 other expenses                     other expenses
   --------------------------         --------------------------         --------------------------
   $110 total sales charges           $111 total sales charges           $    total sales charges
        and expenses                       and expenses                       and expenses

--------------------------------------------------------------------------------
Sales Charges and Operating Expenses
--------------------------------------------------------------------------------

================================================================================
BLUE CHIP GROWTH FUND                             CLASS A     CLASS B   CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        5.50%       None      None

Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                   1.00%       1.00%     1.00%
12b-1 Fees(2)                                     0.25%       1.00%     1.00%
Other Expenses                                    0.62%       0.62%     0.62%
                                                  ----        ----      ----

Total Fund Operating Expenses                     1.87%       2.62%     2.62%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 73          $ 27             $ 77                      $               $
Expenses after 3 years  $111          $ 81             $111                      $               $



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 55 up-front sales charge         $ 30 deferred sales charge         $    deferred sales charge
     30 management fees                 31 management fees                    management fees
      7 12b-1 fees                      31 12b-1 fees                         12b-1 fees
     19 other expenses                  19 other expenses                     other expenses
   --------------------------         --------------------------         --------------------------
   $111 total sales charges           $111 total sales charges           $    total sales charges
        and expenses                       and expenses                       and expenses


================================================================================
EQUITY INCOME FUND                                CLASS A     CLASS B   CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        5.50%       None      None

Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                   0.70%       0.70%     0.70%
12b-1 Fees(2)                                     0.25%       1.00%     1.00%
Other Expenses                                    0.62%       0.62%     0.62%
                                                  ----        ----      ----

Total Fund Operating Expenses                     1.57%       2.32%     2.32%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 70          $ 24             $ 74                      $               $
Expenses after 3 years  $102          $ 72             $102                      $               $



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 55 up-front sales charge         $ 30 deferred sales charge         $    deferred sales charge
     21 management fees                 22 management fees                    management fees
      7 12b-1 fees                      31 12b-1 fees                         12b-1 fees
     19 other expenses                  19 other expenses                     other expenses
   --------------------------         --------------------------         --------------------------
   $102 total sales charges           $102 total sales charges           $    total sales charges
        and expenses                       and expenses                       and expenses

--------------------------------------------------------------------------------
Sales Charges and Operating Expenses
--------------------------------------------------------------------------------

================================================================================
GROWTH OPPORTUNITIES FUND                         CLASS A     CLASS B   CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        5.50%       None      None

Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                   0.70%       0.70%     0.70%
12b-1 Fees(2)                                     0.25%       1.00%     1.00%
Other Expenses                                    0.62%       0.62%     0.62%
                                                  ----        ----      ----

Total Fund Operating Expenses                     1.57%       2.32%     2.32%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 70          $ 24             $ 74                      $               $
Expenses after 3 years  $102          $ 72             $102                      $               $



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 55 up-front sales charge         $ 30 deferred sales charge         $    deferred sales charge
     21 management fees                 22 management fees                    management fees
      7 12b-1 fees                      31 12b-1 fees                         12b-1 fees
     19 other expenses                  19 other expenses                     other expenses
   --------------------------         --------------------------         --------------------------
   $102 total sales charges           $102 total sales charges           $    total sales charges
        and expenses                       and expenses                       and expenses

================================================================================
RESEARCH VALUE FUND                               CLASS A     CLASS B   CLASS C
================================================================================

Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        5.50%       None      None

Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                   0.85%       0.85%     0.85%
12b-1 Fees(2)                                     0.25%       1.00%     1.00%
Other Expenses                                    0.62%       0.62%     0.62%
                                                  ----        ----      ----

Total Fund Operating Expenses                     1.72%       2.47%     2.47%
                                                  ====        ====      ====

-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 72          $ 25             $ 75                      $               $
Expenses after 3 years  $106          $ 77             $107                      $               $



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 55 up-front sales charge         $ 30 deferred sales charge         $    deferred sales charge
     25 management fees                 27 management fees                    management fees
      8 12b-1 fees                      31 12b-1 fees                         12b-1 fees
     18 other expenses                  19 other expenses                     other expenses
   --------------------------         --------------------------         --------------------------
   $106 total sales charges           $107 total sales charges           $    total sales charges
        and expenses                       and expenses                       and expenses

--------------------------------------------------------------------------------
Sales Charges and Operating Expenses
--------------------------------------------------------------------------------

================================================================================
GLOBAL HIGH YIELD FUND                             CLASS A     CLASS B   CLASS C
================================================================================
Shareholder Transaction Expenses

Maximum Sales Charge Imposed on Purchase of
Shares (as a percentage of offering price)        4.50%       None      None

Deferred Sales Charge
(as a percentage of redemption proceeds)(1)       None        5.00%     1.00%

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees                                   0.50%       0.50%     0.50%
12b-1 Fees(2)                                     0.25%       1.00%     1.00%
Other Expenses                                    0.88%       0.88%     0.88%
                                                  ----        ----      ----

Total Fund Operating Expenses(3)                  1.63%       2.38%     2.38%
                                                  ====        ====      ====
  After Reimbursement


-----------------------------------------------------------------------------------------------------------------
                                                Examples
-----------------------------------------------------------------------------------------------------------------

=================================================================================================================
          CLASS A                               CLASS B                                   CLASS C
=================================================================================================================
                                  Assuming No    Assuming Redemption        Assuming No    Assuming Redemption
                                  Redemption  at the End of Each Period     Redemption  at the End of Each Period
                                  ----------  -------------------------     ----------  -------------------------
Expenses after 1 year   $ 61          $ 24             $ 74                      $               $
Expenses after 3 years  $ 94          $ 74             $104                      $               $



                                [THE FOLLOWING TABLES WERE REPRESENTED BY
                                   PIE CHARTS IN THE PRINTED MATERIAL.]

   $ 45 up-front sales charge         $ 30 deferred sales charge         $    deferred sales charge
     15 management fees                 16 management fees                    management fees
      8 12b-1 fees                      31 12b-1 fees                         12b-1 fees
     26 other expenses                  27 other expenses                     other expenses
   --------------------------         --------------------------         --------------------------
   $ 94 total sales charges           $104 total sales charges           $    total sales charges
        and expenses                       and expenses                       and expenses

(1) Generally, Class A shares of the Funds are not subject to a contingent deferred sales charge upon redemption. However, because front-end sales charges are waived on investments in Class A shares of $1 million or more, a contingent deferred sales charge of 1.00% will be imposed on redemptions of such investments effected within one year of the date of purchase. With respect to Class B shares, the amount of the contingent deferred sales charge will depend on the number of years since the shareholder purchased the shares being redeemed. See "Alternative Sales Arrangements--Deferred Sales Charge Class B Shares--Contingent Deferred Sales Charge, Class B." With respect to Class C shares, a contingent deferred sales charge of 1.00% will be imposed on redemptions of Class C shares effected within one year of the date of purchase.

(2) Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a distribution fee of up to 0.75% of average annual net assets is treated as a sales charge for certain purposes. Because the distribution fee is an annual fee charged against the assets of a Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD. For a description of the distribution plans adopted by the Funds, see "The Distributor."

(3) Absent voluntary fee waiver, the management fee would be 0.70% and total fund operating expenses would be 1.83%, 2.58% and 2.58%, for Class A, Class B and Class C, respectively.

================================================================================
                              Small Cap Growth Fund

                            The Fund's objective is:
================================================================================

seeks long-term capital appreciation by investing primarily in securities of small- cap companies.

Who should invest? Investors who seek growth and are willing to accept a higher level of risk for higher return potential.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

 ...at least 65% of total assets in common stocks, preferred stocks, warrants and other equity securities of companies with market capitalizations generally between $100 million and $1.5 billion. MacKay-Shields selects investments according to the economic environment and the attractiveness of particular markets.

Under normal market conditions...

 ...securities of companies with these characteristics:

o    above average revenue and earnings per share growth;

o    participation in growing markets;

o    potential for positive earnings surprises;

o    strong management with, ideally, high insider ownership.

 ...any other securities that are deemed by MacKay-Shields to be attractive due to special factors like new management, new products, changes in consumer demand or changes in the economy.

 ...other investments suitable for most or all MainStay Funds. (See pages 18-19, "General Investment Considerations"; and pages 35-39, "Description of Investments and Investment Practices.")
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Risks? Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

Opportunities for greater gain often come with greater risk of loss. Some of the Fund's investments, therefore, may carry above-average risk, compared to common stock indexes, such as the S&P 500 Index. Small-cap companies may be more volatile in price, have greater spreads between their bid and ask prices and have significantly lower trading volumes than companies with larger capitalizations. They may have cyclical, static or moderate growth prospects. Small-cap companies may be more vulnerable to adverse business or market developments than large-cap companies.

--------------------------------------------------------------------------------

WHO'S MANAGING YOUR MONEY?

EDMUND C. SPELMAN AND
RUDOLPH C. CARRYL OF
MACKAY-SHIELDS FINANCIAL CORPORATION.

Mr. Spelman is a Managing Director of MacKay-Shields, and specializes in equity securities. He joined MacKay-Shields in 1991 after working as a securities analyst at Oppenheimer & Co., Inc. (1983-1990). Mr. Carryl is a Managing Director of MacKay-Shields. He joined MacKay-Shields as a Director in 1992 with twelve years of investment management and research experience. Mr. Carryl was Research Director and Senior Portfolio Manager at Value Line, Inc. from 1978 to 1992. Messrs. Carryl and Spelman have acted as portfolio managers of the Fund since its inception and also serve as portfolio managers of the Capital Appreciation Fund and Total Return Fund.

================================================================================
                              Small Cap Value Fund

                            The Fund's objective is:
================================================================================

to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Who should invest? Investors who seek capital appreciation and are willing to accept a higher level of risk for higher return potential.

See page 34 for more details about the Fund.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

Under normal market conditions...

 ...at least 65% of total assets in common stocks and securities convertible into common stocks of companies with market capitalizations at the time of purchase within the capitalization spectrum defined by the Russell 2000 stock index. In addition, the Fund has adopted a non-fundamental policy whereby it will invest at least 80% of net assets in such securities.

As a matter of non-fundamental policy, an investment in any one company generally will not exceed 3% of the Fund's net assets.

 ...other investments suitable for most or all MainStay Funds. (See pages 18-19, "General Investment Considerations" and pages 35-39, "Description of Investments and Investment Practices," for details.)

The Sub-Adviser uses a proprietary "value" method in managing the Fund's assets. In its securities selection process, the Sub-Adviser focuses on securities which it believes are undervalued and have positive and/or improving fundamentals. The Sub-Adviser uses a proprietary valuation model and fundamental security analysis, including direct company contact, to select investments for the Fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Risks? Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

Opportunities for greater gain often come with greater risk of loss. Some of the Fund's investments, therefore, may carry above-average risk, compared to common stock indexes, such as the S&P 500. Small-cap companies may be more volatile in price, have greater spreads between their bid and ask prices and have significantly lower trading volumes than companies with larger capitalizations. They may have cyclical, static or moderate growth prospects. Small-cap companies may be more vulnerable to adverse business or market developments than large-cap companies.

--------------------------------------------------------------------------------

WHO'S MANAGING YOUR MONEY?

TIMOTHY DALTON, JR. AND
KENNETH GREINER
DALTON, GREINER, HARTMAN, MAHER & CO.

Mr. Dalton is Chief Executive Officer and Chief Investment Officer of DGHM. He has served as CEO and CIO since he founded the investment management business in 1982. Kenneth Greiner, who joined the firm in 1983, is President of DGHM. Mr. Greiner has served as a portfolio manager and research analyst since 1983. Messrs. Dalton and Greiner have managed the Fund since its inception.

The Board of Trustees reserves the right to close the Fund to new investors at the discretion of the Board at such time as the Fund's assets reach $250 million or at such other time as the Board may determine appropriate.

================================================================================
                              Blue Chip Growth Fund

                            The Fund's objective is:
================================================================================

to seek capital appreciation by investing primarily in securities of large-capitalization companies. Current income is a secondary investment objective.

Who should invest? Investors who seek growth of capital and, secondarily, current income.

See page 34 for more details about the Fund.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

Under normal market conditions...

at least 80% of total assets in common stocks and other securities having equity characteristics, such as convertible debt, convertible preferred securities, preferred stocks, warrants and rights issued by Blue Chip companies (i.e., companies which possess leading market characteristics and certain financial characteristics) having market capitalizations of greater than $2 billion and revenues greater than $500 million;

Companies judged by GAMCO to have superior earnings per share (EPS) growth prospects and above-average or expanding:

o    market shares;

o    profit margins; and

o    returns on equity.

Up to 10% of total assets in securities of non-U.S. issuers.

 ...other investments suitable for most or all MainStay Funds. (See pages 18-19, "General Investment Considerations" and pages 35-39, "Description of Investments and Investment Practices," for details.)

GAMCO chooses securities for the Fund using fundamental securities analysis to develop company earnings forecasts, selecting those securities which it perceives to be undervalued or to otherwise have growth potential.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Risks? Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

Investments in foreign securities could be more volatile and more difficult to sell than U.S. investments and involve additional risks. (For more on risks of investing in foreign securities, see page 34, "Description of Investments and Investment Practices--Foreign Securities.")

--------------------------------------------------------------------------------

WHO'S MANAGING YOUR MONEY?

HOWARD F. WARD
OF GABELLI ASSET MANAGEMENT
COMPANY (GAMCO INVESTORS, INC.)

Mr. Ward is a portfolio manager with Gabelli Asset Management Company. Prior to joining GAMCO in 1995, Mr. Ward was Managing Director and Director of the Quality Growth Equity Management Group of Scudder, Stevens and Clark, Inc., with which he had been associated since 1982 and where he served as lead portfolio manager for several of its registered investment companies. Mr. Ward has served as portfolio manager since the Fund's inception.

================================================================================
                               Equity Income Fund

                            The Fund's objective is:
================================================================================

to realize maximum long-term total return from a combination of capital appreciation and income.

Who should invest? Investors who seek to maximize total return from common stocks which also provide current income.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

The Fund takes a flexible approach, emphasizing investments in common stocks and other equity income producing securities with the characteristics listed below:

Under normal market conditions...

 ...at least 65% of total assets in equity income-producing securities which

o    the Sub-Adviser believes were undervalued when purchased;

o    pay cash dividends;

o    are listed on a national securities exchange or traded in the OTC market.

The Sub-Adviser will seek to invest primarily in equities which pay out dividends and are deemed to be undervalued based on a number of factors. Those may include: relative valuation, prospects for future earnings growth, ability to grow dividends and corporate management.

 ...up to 35% of total assets in equity securities that do not pay regular dividends, debt securities, U.S. government securities, cash or cash equivalents.

 ...other investments suitable for most or all MainStay Funds. (See pages 18-19, "General Investment Considerations" and pages 35-39, "Description of Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Risks? Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

--------------------------------------------------------------------------------

WHO'S MANAGING YOUR MONEY?

DENIS LAPLAIGE, NEIL
FEINBERG AND MICHAEL
SHERIDAN OF MACKAY-
SHIELDS FINANCIAL
CORPORATION.

Mr. Laplaige is President, Senior Managing Director and Chief Investment Officer of MacKay-Shields. He joined the firm in 1982, became a Director in 1988, Managing Director in 1991, a member of the Board of Directors in 1993, President in 1994, and Senior Managing Director and Chief Investment Officer in 1996. He is also a manager of the Convertible Fund, the Strategic Value Fund, the Value Fund and the High Yield Corporate Bond Fund. Mr. Feinberg is a Director of MacKay-Shields and has been a portfolio manager with the firm since 1992. For the three years prior to joining MacKay-Shields he was an analyst for National Securities and Research Corporation, and for the four years prior to that he worked as a CPA/auditor for Peat Marwick Main & Company. He is also a manager of the Convertible Fund, the Strategic Value Fund and the Strategic Income Fund. Mr. Sheridan joined MacKay-Shields in 1996 and is an Associate Director. Previously, he was an equity analyst at Arnhold & S. Bleichroder Capital. Each portfolio manager has managed the Fund since its inception.

================================================================================
                            Growth Opportunities Fund

                            The Fund's objective is:
================================================================================

to seek long-term growth of capital, with income as a secondary consideration.

Who should invest? Investors who seek growth of capital and are willing to accept a higher level of risk for higher return potential.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

Under normal market conditions...

 ...at least 65% of total assets in common stocks and other equity-related securities of well-established, well-managed companies which appear to have better than average growth potential and have large- to mid-cap market capitalizations, generally above $5 billion.

 ...The Fund may invest up to 10% of its total assets in securities convertible into or with rights to purchase common stocks, such as warrants.

The Fund may also make loans of portfolio securities and may invest in foreign securities.

The Sub-Adviser will seek to identify companies which are considered to represent good value based on historical investment standards, including price/book value ratios and price/earnings ratios.

 ...other investments suitable for most or all MainStay Funds. (See pages 18-19, "General Investment Considerations" and pages 35-39, "Investments and Investment Practices," for details.)

--------------------------------------------------------------------------------

Risks? Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

Investments in foreign securities could be more volatile and more difficult to sell than U.S. investments and involve additional risks. (For more on risks of investing in foreign securities, see page 36, "Description of Investments and Investment Practices--Foreign Securities.")

--------------------------------------------------------------------------------

WHO'S MANAGING YOUR MONEY?

JAMES AGOSTISI AND
PATRICIA S. ROSSI OF
MADISON SQUARE ADVISORS, INC.

Mr. Agostisi is a Director--Portfolio Management of Madison Square Advisors and of New York Life Insurance Company. He has 14 years of investment experience at New York Life and has been a Director--Portfolio Management of Madison Square Advisors since its establishment. Ms. Rossi is Managing Director--Portfolio Management of Madison Square Advisors and of New York Life. She joined New York Life in 1995 as Head of Public Equities and has been a Managing Director--Portfolio Management of Madison Square Advisors since its establishment. Ms. Rossi has over 20 years of investment management and research experience. Prior to joining New York Life, Ms. Rossi was a portfolio manager for the United Church of Christ--Pension Boards. Mr. Agostisi and Ms. Rossi have served as portfolio managers of the Fund since the Fund's inception.

================================================================================
                               Research Value Fund

                            The Fund's objective is:
================================================================================

to seek long-term capital appreciation by investing primarily in securities of large-capitalization companies.

Who should invest? Investors who seek capital appreciation through a Fund which also attempts to preserve capital and control volatility as measured against the Standard & Poor's Composite 500 Stock Index (the "S&P 500").

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

Under normal market conditions...

 ...at least 80% of total assets in common stocks and other securities having equity characteristics, such as convertible debt, convertible preferred securities, preferred stocks, warrants and rights issued by companies with market capitalizations of greater than $2 billion.

 ...securities that, in the opinion of the Sub-Adviser, are currently undervalued in relation to their intrinsic value as indicated by the earnings and cash flow potential or the asset value of the respective issuers. The Sub-Adviser also considers growth and new products on a selective basis.

 ...debt securities, including U.S. government securities and corporate debt securities (such as bonds, notes and debentures) and money market instruments, including repurchase agreements.

 ...other investments suitable for most or all MainStay Funds. (See pages 18-19, "General Investment Considerations" and pages 35-39, "Description of Investments and Investment Practices," for details.)

The Sub-Adviser uses a proprietary "value" method in selecting stocks for the Fund. In evaluating investments for the Fund, the Sub-Adviser uses a research intensive approach, considering factors such as: security prices that reflect a market valuation which is judged to be below the estimated present or future value of the company; favorable earnings growth prospects; expected above average return on equity and dividend yield; the financial condition of the issuer; and various qualitative factors. Although payment of current dividends and income are considered by the Sub-Adviser, they are not primary factors in the selection of investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Risks? Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions which can adversely affect the value of the Fund's holdings.

--------------------------------------------------------------------------------

WHO'S MANAGING YOUR MONEY?

JOHN A. LEVIN,
JEFFREY A. KIGNER AND
G. TODD SILVA OF
JOHN A. LEVIN & CO., INC.

Mr. Levin has been Chairman and Chief Executive Officer of John A. Levin &Co. (and President of its predecessor) since 1982. He has been Director, President and Chief Executive Officer of Baker Fentress since June 1996. Mr. Kigner is Co-Chairman and Chief Investment Officer of John A. Levin &Co. Mr. Kigner has been a securities analyst and portfolio manager of John A. Levin & Co. (and its predecessor) since 1984. He has been a Director of Baker Fentress since June 1996. Mr. Silva has been a Senior Portfolio Manager at John A. Levin & Co. since February 1998. Prior to joining John A. Levin & Co., Mr. Silva was a portfolio manager at Jennison Associates LLC and at Scudder, Stevens & Clark, Inc. and a securities analyst at Putnam Investments. Messrs. Levin, Kigner and Silva have been portfolio managers of the Fund since its inception.

================================================================================
                             Global High Yield Fund

                            The Fund's objective is:
================================================================================

to seek to provide maximum current income by investing primarily in high yield debt securities of non-US issuers. Capital appreciation is a secondary objective. Certain of the Fund's investments are speculative.

Who should invest? Investors who seek an opportunity for potentially higher income and overall return (and commensurately higher risk) by investing in multiple global market sectors, including emerging markets.

See page 35 for more details about the Fund.

--------------------------------------------------------------------------------

================================================================================
                              The Fund invests in:
================================================================================

Under normal market conditions...

 ...at least 65% of total assets in debt securities issued by governments and governmental authorities and agencies: all types of foreign or Yankee debt securities, in U.S. dollars or foreign currency, ordinarily in the lower rating categories of Moody's (Ba to B) and S&P (BB to B) or unrated securities determined by the Sub-Adviser to be of comparable quality.

 ...in at least 3 different countries, which include countries with established economies and emerging market countries, including, among others, those in Latin America, Asia and other newly industrialized countries that the Sub-Adviser believes present favorable opportunities.

The Fund may buy and sell currency on a spot basis and enter into forward foreign currency contracts. The Fund may also buy foreign currency options.

 ...other investments suitable for most or all MainStay Funds. (See pages 18-19, "General Investment Considerations" and pages 35-39, "Description of Investments and Investment Practices.")

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Risks? The NAV of the Fund's shares will fluctuate depending on a number of factors. Generally, when interest rates fall, the NAV rises, and when interest rates rise, the NAV declines. Other factors such as changes in the perceived creditworthiness of certain issuers, changes in the relative values of currency, and changes in the average maturity of the Fund's investments can also affect NAV.

The risks of investing in particular types of securities also may vary. For example, some types of debt securities are particularly sensitive to interest rate changes and may therefore be especially volatile. Others may entail unique or special risks that can affect value. For example, securities rated BB or Ba or below (sometimes called "junk bonds") are not considered "investment-grade" and run greater risks of price fluctuations, loss of principal and interest, default or bankruptcy by the issuer, and other risks which is why these securities are considered speculative. (See page 38, "Risks of Investing in High Yield Securities ('Junk Bonds')" for more details; and Appendix A for a description of ratings.)

Investments in foreign securities could be more volatile and more difficult to sell than U.S. investments, and involve additional risks, including currency fluctuations and political and economic instabilities. Investments in emerging markets can involve substantial volatility and significant economic uncertainties. For additional information, see "Description of Investments and Investment Practices--Foreign Securities."

Securities of issuers in one country may be denominated in the currency of another country.

For additional information regarding risks associated with investment in the Fund, see pages 35-39, "Description of Investments and Investment Practices."

--------------------------------------------------------------------------------

WHO'S MANAGING YOUR MONEY?

JOSEPH PORTERA AND MAUREEN
MCFARLAND
OF MACKAY-SHIELDS FINANCIAL CORPORATION. Mr. Portera is a Director of MacKay-Shields specializing in international bonds. He returned to MacKay-Shields in December 1996 after working at Fiduciary Trust Company International as a portfolio manager in international bonds. Mr. Portera served as a portfolio manager at MacKay-Shields from 1991 to 1995. Previously, Mr. Portera was a portfolio manager specializing in international debt securities at ABN-AMRO Bank, N.V. from 1988 to 1991. Ms. McFarland is an Associate Director at MacKay-Shields. She joined MacKay-Shields in 1997 as Currency Overlay Manager in the Global Division. Prior to joining the company, Ms. McFarland was employed at Brown Brothers Harriman & Co., where she managed global fixed income portfolios. Mr. Portera and Ms. McFarland have managed the Fund since its inception. Mr. Portera is also a manager of the International Bond Fund and the Strategic Income Fund.

================================================================================
                        General Investment Considerations
================================================================================

================================================================================
       SOME IMPORTANT POINTS TO UNDERSTAND ABOUT INVESTING IN MUTUAL FUNDS
================================================================================

--------------------------------------------------------------------------------
     The share price of a Fund will fluctuate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The value of the securities in a Fund and the share price (NAV) of that Fund will fluctuate. Many factors can affect the value of securities, including:

o    conditions in the securities markets;

o    business success of the companies that issued the securities;

o    creditworthiness of the companies that issued the securities;

o    interest rates;

o    average maturity of the Fund's nonequity or debt investments;

o    foreign currency exchange rates (where applicable); and

o    other factors.

--------------------------------------------------------------------------------
Funds aren't guaranteed
--------------------------------------------------------------------------------

Remember, mutual funds are not guaranteed or federally insured, even if you buy them through a bank. MainStay recommends that you speak with your Registered Representative to learn about other smart ways to help protect your money based on the level of risk you are willing to take.

--------------------------------------------------------------------------------
Fundamental investment objectives
--------------------------------------------------------------------------------

The investment objective of each Fund is fundamental, which means it can't be changed without shareholder approval.

--------------------------------------------------------------------------------
Read the prospectus
--------------------------------------------------------------------------------

You need to consider as many factors as possible when making an investment decision--which is why it's important to read the prospectus.

--------------------------------------------------------------------------------

FUND DIVERSIFICATION

Each of the Funds, except the Global High Yield Fund, is "diversified" for the purposes of the Investment Company Act of 1940, as amended ("1940 Act").

Global High Yield Fund is "nondiversified" for the purposes of the 1940 Act, meaning that it may invest a greater percentage of its assets in the securities of one issuer than a diversified fund. As a "nondiversified" fund, Global High Yield Fund may be more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified fund might be. However, the Global High Yield Fund intends to qualify as a "regulated investment company" under provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore will be subject to diversification limits requiring that, as of the close of each fiscal quarter:

o no more than 25% of its total assets may be invested in the securities of a single issuer (except for U.S. government securities); and

o with respect to 50% of its total assets, no more than 5% of such assets may be invested in the securities of a single issuer (except for U.S. government securities) or invested in more than 10% of the outstanding voting securities of a single issuer.

TEMPORARY DEFENSIVE MEASURES

In times of unusual or adverse market conditions--for temporary defensive purposes--each Fund may invest without limit in cash and cash equivalents (as defined on page 35 under "Description of Investments and Investment Practices--Cash Equivalents").

INVESTMENTS IN ILLIQUID AND RESTRICTED SECURITIES

Each Fund has a nonfundamental policy that it will not invest more than 15% of its net assets in "illiquid" securities. These are securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(1) under the Securities Act of 1933 ("1933 Act") determined to be liquid pursuant to procedures established by the Board of Trustees), repurchase agreements maturing in more than seven days, certain options traded over the counter or other securities which legally or in the opinion of the applicable Sub-Adviser are deemed illiquid.

There may be undesirable delays and added costs in selling restricted securities.

--------------------------------------------------------------------------------
                        General Investment Considerations
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The effects of trading costs on your total return

"Portfolio turnover" is the term used in the industry for measuring the amount of trading that occurs in a fund's portfolio during the year. A 100% turnover rate, for example, means that, on average, every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (over 100%) often have higher transaction costs (which are paid by the fund) and may generate short-term capital gains (on which you'll pay taxes, even if you don't sell any shares by year-end).

The Small Cap Growth Fund estimates that its portfolio turnover rate will not exceed 150%. The Small Cap Value Fund estimates that its portfolio turnover rate will be less than 100%. The Blue Chip Growth Fund estimates that its portfolio turnover rate will not exceed 100%. The Equity Income Fund estimates that its portfolio turnover rate will not exceed 150%. The Growth Opportunities Fund estimates that its portfolio turnover rate will not exceed 110%. The Research Value Fund estimates that its portfolio turnover rate will not exceed 120%. The Global High Yield Fund estimates that its portfolio turnover rate will not exceed 175%.

A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should be aware that the "total return" figure (also found as a line item in a fund's "Financial Highlights" table) already includes portfolio turnover costs.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Decide Whether to Pay a Sales Charge Now, Later...or Maybe Never
--------------------------------------------------------------------------------

MainStay gives you the choice to either pay a sales charge "up-front" (Class A shares), or pay a sales charge at the "back-end" when you sell (Class B shares), or if you sell your shares within one year of purchase (Class C shares). Your Registered Representative can help you determine which type of sales charge would work better for you, based on how much and how long you wish to invest, and other factors listed in the table below.

MOST OF THE CHARACTERISTICS ARE THE SAME

Class A, Class B and Class C shares represent an interest in the same investments, give you the same rights, and are identical in all other respects, except each bears its own service and distribution expenses (Rule 12b-1 fees), and any other specific class expenses the Board of Trustees may approve.

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                                       21

================================================================================
                       WHAT ARE THE DIFFERENCES IF YOU...

 ...PAY UP-FRONT (CLASS A SHARES)?
================================================================================

Since some of your investment goes to pay a sales charge up-front, you start off owning fewer shares. But, you're usually better off paying up-front if you:

o plan to own the shares for an extended period of time, since the Rule 12b-1 fees on Class B and Class C shares will eventually exceed the cost of the up-front sales charge; or

o qualify for a reduced sales charge (see page 22, "Consider Reducing Your Sales Charge," for details).

You pay lower ongoing Rule 12b-1 fees--which means there's more net income to pay you higher dividends per share.

You pay no sales charge when you redeem/sell your shares (except if you bought more than $1 million of shares and redeemed within 1 year, see page 22).

--------------------------------------------------------------------------------

If there aren't enough shares...

When you sell Class B or Class C shares, the Fund is permitted to sell additional Class B or Class C shares to cover the cost of any applicable sales charge. If you don't own enough extra Class B or Class C shares to do this, the sales charge will be taken from the proceeds of your sale, reducing the amount paid to you.

If it's automatic reinvestment...

You don't pay any sales charge (Class A, Class B or Class C ) on shares bought through the automatic reinvestment of dividends or capital gains. The full amount goes toward buying more shares.

--------------------------------------------------------------------------------


                                       VS

================================================================================
 ...PAY WHEN YOU REDEEM/SELL (CLASS B SHARES)?
================================================================================

You pay no up-front sales charge, your full investment goes toward buying shares, so you start off owning more shares.

The ongoing Rule 12b-1 fees are higher than the Rule 12b-1 fees charged to Class A shares, which means:

o    you receive lower dividends;

o    your NAV will generally be lower than the Class A shares' NAV; and

o therefore, total performance per share will be lower than the Class A shares (but you'll own more shares).

You may pay a sales charge if you sell shares within the next 6 years (there are exceptions; see page 43, "Deferred Sales Charge Class B Shares--Contingent Deferred Sales Charge, Class B"):

o    the sales charge drops from 5% in the first year to 0% after six years,

o it's assumed you're selling the shares you've owned the longest, so you pay the lowest possible sales charge,

o if you sell a Fund's shares, the sales charge will be based on the lower of the current NAV of Fund shares less dividends and distributions or the price you originally paid for those shares.


--------------------------------------------------------------------------------
Take note: If you hold Class B shares for eight years they will be automatically converted to Class A shares, which pay lower 12b-1 fees, at the end of the calendar quarter occurring eight years after the date a shareholder purchases their shares.
--------------------------------------------------------------------------------

                                       VS

================================================================================
 ...PAY ONLY IF YOU REDEEM/SELL WITHIN ONE YEAR OF PURCHASE (CLASS C SHARES)?
================================================================================

You pay no up-front sales charge, your full investment goes toward buying shares, so you start off owning more shares.

The ongoing Rule 12b-1 fees are higher than the Rule 12b-1 fees applicable to Class A shares for the life of the Class C investment, which means:

o    you receive lower dividends;

o    your NAV will generally be lower than the Class A shares' NAV; and

o therefore, total performance per share will be lower than the Class A shares (but you'll own more shares).

You may pay a 1% contingent deferred sales charge if you sell your shares
within one year from the date of purchase.     (See page __, "Deferred Sales
Charge Class C shares - Contingent Deferred Sales Charge, Class C")


--------------------------------------------------------------------------------

Take note: Unlike Class B shares, there is no conversion feature applicable to Class C shares. Thus, Class C shareholders pay higher ongoing Rule 12b-1 fees for the life of their investment.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Consider Reducing Your Sales Charge
--------------------------------------------------------------------------------

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES

When you sell shares, you have the right--for 30 days--to reinvest any or all of the money in the same class of any MainStay Fund without paying another sales charge (as long as those shares haven't been reinvested once already). If you've paid a sales charge when you redeem (Class B shares), you'll receive a pro-rata credit for reinvesting.

Note: Reinvestment won't relieve you of any tax consequences on gains realized from the sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.

COMBINING PURCHASES LOWERS THE CHARGE

Generally, you can reduce a sales charge on purchases of Class A shares based on how much you've already invested. The sales charge will be calculated on the total net asset value of all the MainStay Fund shares you own--excluding Money Market Fund shares. This is helpful because the more you invest with MainStay, the lower the sales charge. (See "Alternative Sales Arrangements," page 42.)

MAKE YOUR ACTIONS KNOWN

To receive the reduced sales charge, you must convey the information about the shares you already own at the time you buy on the new account application. This privilege of "Rights of Accumulation" may be ended or altered at any time upon written notice.

REGULAR WITHDRAWALS TO PAY PREMIUMS

You won't pay a sales charge upon selling (Class B shares, Class C shares or if you purchased $1 million or more of Class A shares) if you redeem shares under the Systematic Withdrawal Plan to pay scheduled monthly premiums on insurance issued by New York Life or an affiliate.

SIGN A LETTER OF INTENT (LOI)

If you qualify, you can sign a letter stating your intention to invest at least $100,000 within the next 24 months in Class A shares of one or more MainStay Funds and to pay the up-front sales charge. The current sales charge will be based on the total amount you intend to invest (the more you invest, the smaller the sales charge). See "Alternative Sales Arrangements," page 42. For more information on LOIs, call your Registered Representative or MainStay Shareholder Services, Inc. ("MSS") at 1-800-MainStay and see "Letter of Intent (`LOI')" in the SAI.

INVEST $1,000,000 OR MORE

If you invest $1,000,000 or more in Class A shares of one or more MainStay Funds, and don't sell the shares for at least one year, the up-front sales charge is waived. If you sell the shares within one year, you may pay a sales charge of 1% upon sale. See page 43, "Reduced Sales Charges on Class A Shares--Contingent Deferred Sales Charge, Class A," for details. (This rule doesn't apply to exchanges between MainStay Funds.) Purchases of $1,000,000 or more must be for Class A shares only.


--------------------------------------------------------------------------------
Take note: Sales charges are sometimes waived
--------------------------------------------------------------------------------

There are other situations, including purchases by certain retirement plans, which entitle you to a waiver of the sales charge. (For purchases at NAV, see page 42 for the full listing.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Open an Account and...
--------------------------------------------------------------------------------

RELY ON YOUR REGISTERED REPRESENTATIVE

MainStay Funds are called "load" funds, meaning you pay a sales charge for the ongoing assistance and advice of your Registered Representative.

"No-load" (no commission) funds generally require you to buy their shares on your own, directly from them.

HAVE YOUR REGISTERED REPRESENTATIVE PLACE THE ORDER

Your Registered Representative can enter your order immediately by calling MSS, help you complete the application correctly and send it in for you.

MSS must receive payment within 3 business days or MainStay will cancel your order. You and/or the broker/dealer may also be liable for any losses or fees incurred.

YOU MUST INVEST AT LEAST THE MINIMUM AMOUNT

To open an account:

o    $500 for all Funds offered in this prospectus;

o    Each time after that: $50 for all Funds offered in this prospectus.

The minimum initial investment is waived for purchases by Trustees of the Trust, New York Life and its subsidiaries and their employees, officers, directors or agents.

FILL OUT THE APPLICATION COMPLETELY...

 ...with your Registered Representative's help.

Be sure to include the:

o    name(s) you want to appear on the account;

o    MainStay Fund(s) you want to invest in;

o    choice of Class A, Class B or Class C shares;

o    amount of the investment;

o    your certified Social Security number or Taxpayer I.D. number;

o    financial information;

o    employer information; and

o    other requested information.

================================================================================
HOW TO BUY SHARES
================================================================================

[GRAPHIC]
SEND A CHECK TO YOUR REGISTERED REPRESENTATIVE WITH THE APPLICATION

You'll pay the next NAV that's set after your order is received and accepted, plus any sales charge if purchasing Class A shares. Your check must be in U.S. dollars and drawn on a U.S. bank. Include the account number, Fund name and class of shares (Class A or Class B) you wish to buy. If the check doesn't clear, your order will be cancelled and you could be liable for losses or fees. We also reserve the right to limit the number of checks processed at one time.

You may send additional investments (minimum $50 each check) directly to: The MainStay Funds, PO Box 8401, Boston, MA 02266-8401. Please include your fund and account number and class of shares with all checks.

[GRAPHIC]
HAVE YOUR REGISTERED REPRESENTATIVE ORDER BY TELEPHONE...

 ... between 9:00 AM and 4:00 PM Eastern time on any day the New York Stock Exchange is open. You'll pay the next NAV that's set after your order is received in good order, plus any sales charge for Class A shares. Have your Registered Representative call MSS. Purchase orders effected by telephone are subject to a purchase minimum of $5,000 per Fund. MSS must receive your payment (and the application, if it's your initial investment) within the next 3 business days. All calls are recorded.

--------------------------------------------------------------------------------
                                  ...Buy Shares
--------------------------------------------------------------------------------

MAKE SURE YOU ARE USING THE PROPER FORMS

Your order to buy is only accepted when received by MSS with all information, signatures, documents, and payments required to carry it out. Federal law requires you to provide a certified Taxpayer I.D. number when you open an account.

BUY SHARES AT THE CURRENT MARKET PRICE
(known as the net asset value, or NAV) on days the New York Stock Exchange is open.

The NAV--the price of a share that is used for buying and selling--is determined each day that the New York Stock Exchange is open. NAV is calculated at the close of business of the New York Stock Exchange (normally at 4:00 PM Eastern time).

--------------------------------------------------------------------------------
NAV is calculated by:
--------------------------------------------------------------------------------

o taking the current market value of the Fund's total assets attributable to a class of shares (either Class A shares, Class B shares or Class C shares);

o    subtracting the liabilities attributable to that class; and

o dividing the remainder by the total number of shares owned of that class. (See page 46 and the SAI for the full details on calculating NAV.)

--------------------------------------------------------------------------------
Make sure your application is complete
--------------------------------------------------------------------------------

MainStay and MSS each reserves the right to reject your application, particularly if it's incomplete (for instance, if you haven't included your certified Taxpayer I.D. number).

--------------------------------------------------------------------------------
Choices
--------------------------------------------------------------------------------

If you want the ability to receive checks for the dividends or capital gains you earn, you must grant authorization on the application.

If you do not want the ability to sell shares by telephone, you must indicate that on the application.

================================================================================

[GRAPHIC]
WIRE MONEY FROM YOUR BANK ACCOUNT

Have your Registered Representative call MSS for an account number and wiring instructions. Give them to your bank, which may charge a fee for wiring. MSS must receive your payment (and application, if it's your initial investment) within the next 3 business days.

To buy shares the same day, your Registered Representative must call by noon, Eastern time, and the wire must be received by MSS before 4:00 PM Eastern time. (See page 41, "How to Purchase Shares of the Funds--By Wire," for the wire address.) No wires are accepted on days when the New York Stock Exchange is closed, or on Martin Luther King Day, Columbus Day or Veterans Day, because the bank that would receive your wire is closed.

The fastest way to invest

Wiring will reduce the waiting time on selling shares because your money will be cleared right away. If you buy by check and quickly decide to sell, the Fund may withhold payment for up to 10 days to allow the check to clear.

[GRAPHIC]
SET UP A SYSTEMATIC INVESTMENT PLAN

Through payroll deductions or AutoInvest, you may open an account by authorizing your bank to automatically send money on a regular schedule to purchase shares of one or more MainStay Funds. The initial minimum is $100 per Fund per class of share for the Funds offered in this prospectus. Subsequent minimum investments are $50. (See page 41, "How to Purchase Shares of the Funds--Automatic Investments," for waiving minimums and for details on AutoInvest.)

--------------------------------------------------------------------------------
                      Know How to Sell and Exchange Shares
--------------------------------------------------------------------------------

PLACE YOUR SELL ORDER DIRECTLY OR THROUGH YOUR REGISTERED REPRESENTATIVE, IF ALLOWED BY THE BROKER-DEALER

If you place the order through your Registered Representative:

o MSS must receive the order with all the information, signatures, and documentation necessary to carry out the order ("good order").

o Your shares are then priced at the next NAV set for the Fund (either 4:00 PM Eastern time that day, or the next day, if the order is placed after 4:00 PM Eastern time) after receipt of your order.

IF YOU PLACE THE ORDER DIRECTLY, YOU CAN DO IT BY WRITTEN REQUEST OR IN ONE OF THE FOLLOWING THREE WAYS

When you want to use one of MainStay's alternative sell privileges, call 1-800-MainStay to verify that the options you want are on record--before you need to use them.

You may also establish a Systematic Exchange Program to have a minimum of $100 exchanged periodically from any MainStay Fund to another MainStay Fund within the same class of shares. The Fund from which exchanges are made must have an account value of at least $10,000 at the time the Systematic Exchange Program is established. (See page 45, "Redemptions and Exchanges--Exchange Privileges," for details.)

--------------------------------------------------------------------------------
Your shares could be sold involuntarily
--------------------------------------------------------------------------------

To reduce expenses, we have the right to sell the shares in any account valued at less than $250, provided that the value isn't based on fluctuations in market prices.

We'll give you 60 days' written notice to allow you to add to your account and avoid the redemption.

To avoid paying a reporting penalty, we may also sell your shares if you haven't given us a certified Taxpayer I.D. number.

--------------------------------------------------------------------------------

OPTION 1

USE A SYSTEMATIC WITHDRAWAL PLAN

                                                                       [GRAPHIC]

o Requires at least $10,000 in the account at time of request and shares must not be in certificate form.

You may arrange to sell shares equal to $100 or more from any Fund, on a monthly basis. Shares will be sold automatically to cover the amount plus any applicable sales charge.

Selling shares may result in a gain or loss and, therefore, may be subject to taxation. Consult your tax adviser on the consequences. MainStay may end this plan at any time, or begin charging up to $5 per sale after 30 days' written notice to you.

No sales charges

There are no deferred sales charges on shares sold systematically to pay scheduled monthly premiums on policies issued by New York Life or an affiliate and on systematic withdrawals up to an annual total of 10% of the value of a shareholders' Class B shares in a Fund.

Words to the wise

We don't recommend using this plan during times when you're regularly buying shares. You'll be paying new sales charges just to replace the shares you're selling. Also remember, the proceeds from the sale of your shares aren't dividends or income. If you sell more than your Fund is earning for you, eventually, your account will be worth less than your original investment and, ultimately, you will sell all of your shares.

Systematic withdrawal plans established by phone are subject to the procedures applicable to telephone sales.


--------------------------------------------------------------------------------

You have help

If permitted by the broker-dealer, your Registered Representative may sell or exchange your shares, set up a systematic withdrawal plan for you or change your address of record by phone, unless you notify us in writing not to allow it.

--------------------------------------------------------------------------------

OPTION 2

MAKE A TELEPHONE REQUEST:
1-800-MAINSTAY

You may sell or exchange shares directly over the phone.

                                                                       [GRAPHIC]

o    Minimum amount: $500 for exchanges

o You automatically have this privilege unless you notify us in writing that you do not want it.

Whether you're buying, selling, or requesting a wire transfer or a check, the price you receive is the next price (NAV) determined for the Fund (either at 4:00 PM Eastern time that day; or at 4:00 PM the next day, if the order is placed after 4:00 PM Eastern time) after receipt of your order.

Your broker-dealer must receive your order by 4:00 PM, and is responsible for sending it in by 5:00 PM the day you place it.

o Be ready to present your Social Security number or Taxpayer I.D. number over the phone.

o You can only exchange by phone between accounts with identical names, addresses and Social Security numbers/Taxpayer I.D. numbers. Transfers between different accounts are only allowed if made in writing and include the proper information--ask your Registered Representative.

Telephone redemptions are not permitted for shares:

o    represented by certificates;

o    bought within the previous 10 calendar days; or

o owned by someone whose address of record has changed within the previous 30 days.

Telephone exchanges are not permitted for shares represented by certificates.

--------------------------------------------------------------------------------
Convenient, yes...but not risk-free
--------------------------------------------------------------------------------

Telephone redemption privileges are convenient, but you give up some security. By signing an application to purchase shares, you agree that neither MainStay Funds nor MSS will be liable for following instructions via the phone that they reasonably believe are genuine. When using the MainStay Audio Response System, you bear the risk of any loss from your errors in using the System, unless the Fund or MSS fails to use established safeguards for your protection.
These safeguards are among those currently in place at MainStay Funds:

o    all phone calls are tape recorded; and

o written confirmation of every transaction is sent to your address of record.

--------------------------------------------------------------------------------

We'll send your money within the next 7 days. MainStay will make the payment, minus any deferred sales charge, within 7 days after receiving your redemption request in good order. You will receive the first NAV fixed after your order is received in good order.

Use exchange privileges. Once you open an account, you may exchange shares of the same class (Class A shares for Class A shares; Class B shares for Class B shares; Class C shares for Class C shares) between MainStay Funds without a sales charge. There are three exceptions. You will pay a sales charge if you:

o exchange shares of the Money Market Fund for Class A shares in another Fund, unless you've already paid the sales charge on those shares; or

o exchange Class B shares out of the Money Market Fund into another Fund and redeem within 6 years of the original purchase; or

o exchange Class C shares out of the Money Market Fund and into another Fund and redeem within 1 year of the original purchase.

You may not exchange shares between classes, or vice versa. If you sell Class B or Class C shares and then buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as applicable, and pay an initial sales charge on the Class A shares.

When exchanged shares are redeemed, any applicable sales charge will be charged.

What if you buy by check then quickly sell? We may withhold payment for up to 10 days to allow the check to clear.

--------------------------------------------------------------------------------

If you're requesting a wire transfer by phone

o    Minimum amount: $5,000

o    Limit: One every 30 days

o Authorization: You must select this option on your application initially or request it in writing at a later date.

After receiving your sell order by phone, we will send the proceeds by bank wire to your designated bank account the next business day. There is a $5.00 fee for this service and, in addition, your bank may charge you a fee to receive the wire transfer.

If you're requesting a check by phone

o    Maximum amount: $100,000

The check will be payable to you--as the name (or names) appear on the account--and mailed to the address appearing on the account. (See page 44, "Redemptions and Exchanges," for more details.)

Requests to redeem shares valued at more than $100,000 must be made in writing and require a signature guarantee.

You may change your mind

To cancel any telephone privilege, call 1-800-MainStay between 8:00 AM and 6:00 PM Eastern time. We reserve the right to suspend or end telephone privileges at any time without notice.

--------------------------------------------------------------------------------
                       Decide How to Receive Your Earnings
--------------------------------------------------------------------------------

TWO KINDS OF EARNINGS

DIVIDENDS AND INTEREST

Most Funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by each Fund will vary based on the income from its investments and the expenses incurred by the Fund.

When the Funds pay

The Global High Yield Fund declares and distributes any dividends monthly. The other Funds declare and distribute any dividends quarterly.

CAPITAL GAINS

Funds earn capital gains when they sell securities in their portfolio at a profit.

When the Funds pay

At the end of each fiscal year, each MainStay Fund matches its gains against its losses. If the balance results in a gain, the Fund will distribute the gain to shareholders.

--------------------------------------------------------------------------------
When are you paid? On the first business day of each month after a dividend is declared.
--------------------------------------------------------------------------------


HOW TO TAKE YOUR EARNINGS

You may choose how to receive earnings (and change your choice as often as you like) by notifying your Registered Representative (if permitted by the broker-dealer) or MainStay directly. If you don't make a choice on your application, your earnings will be automatically reinvested in the same class of shares of the same Fund. In order to reinvest dividends and/or capital gains in another Fund, you must have an established account in that class of shares of that Fund. Here are your choices:

REINVEST EVERYTHING IN:

o    the same Fund; or

o    in another Fund of your choice.


TAKE THE DIVIDENDS IN CASH

Reinvest the capital gains in:

o    the same Fund; or

o    in another Fund of your choice.


TAKE THE CAPITAL GAINS IN CASH

Reinvest the dividends in:

o    the same Fund; or

o    in another Fund of your choice.


TAKE A PERCENTAGE OF THE DIVIDENDS IN CASH AND REINVEST THE REMAINDER IN:

o the same Fund.


TAKE A PERCENTAGE OF THE CAPITAL GAINS IN CASH AND REINVEST THE REMAINDER IN:

o the same Fund.


TAKE EVERYTHING IN CASH

--------------------------------------------------------------------------------
                         Understand the Tax Consequences
--------------------------------------------------------------------------------

Each Fund intends to be treated as a regulated investment company under subchapter M of the Code. As a regulated investment company, each MainStay Fund is required to distribute at least 90% of its:

o investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of any net long-term capital losses); and

o    net tax-exempt income.

"Net" means the amount remaining after tax deductible expenses (expenses reduce "gross" earnings: in other words, the amount the Fund can pay to you.)


MOST OF YOUR DIVIDENDS ARE TAXABLE

Virtually all of the dividends you receive from The MainStay Funds are taxable, whether you take them as cash or automatically reinvest them. Some dividends will be taxable as long-term capital gains, and some long-term gains will be taxable at a maximum federal tax rate of 28% and others at a maximum federal tax rate of 20%.

Tax-free dividends are different

Dividends earned from tax-exempt securities will usually be free from federal tax. Your MainStay year-end statement will provide full tax information.

MainStay keeps track of your tax status and will mail your tax report each year by January 31. This report will tell you which dividends and redemptions should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long- and short-term capital gains.

Retirement plans

None of the dividends earned in a tax-deferred retirement plan are taxable until distributed from the plan.

Taxes on foreign investment income

Income earned from investments in foreign countries may be withheld by those countries as income taxes. Under certain circumstances, the Fund may elect to pass along tax credits or deductions to you for foreign income taxes paid, although there are no assurances that the Fund will be able to do so, or that the credits or deductions will result in a tax benefit to you.


--------------------------------------------------------------------------------
Seek assistance
--------------------------------------------------------------------------------

Your Registered Representative is always available to help you keep your investment goals coordinated with your tax considerations. You should, however, rely on your tax adviser for tax counsel.

For additional information on taxation, see the SAI.

--------------------------------------------------------------------------------
Don't overlook sales charges
--------------------------------------------------------------------------------

The amount you pay in sales charges reduces gains and increases losses for tax purposes.

--------------------------------------------------------------------------------
All income affects your benefits
--------------------------------------------------------------------------------

The government includes tax-exempt income when computing the amount of social security or other benefits that are subject to tax.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Know With Whom You're Investing
--------------------------------------------------------------------------------

================================================================================
WHO RUNS THE FUNDS' DAY-TO-DAY BUSINESS?
================================================================================

MainStay Management, Inc. (the "Manager"), 300 Interpace Parkway, Building A, Parsippany, NJ 07054, serves as the Funds' manager, handling business affairs for the Funds. MainStay Management, Inc. is a corporation organized under the laws of Delaware and is an indirect wholly-owned subsidiary of New York Life Insurance Company. The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Funds. The Manager has delegated its portfolio management responsibilities to the Sub-Advisers.

The Manager pays the salaries and expenses of all personnel affiliated with the Funds, and all the operational expenses that aren't the responsibility of the Funds, including the fee paid to the Sub-Advisers. (See page 39, "Manager, Sub-Advisers and Distributor," and the SAI for more details.)

For its services, the Fund pays the Manager a monthly fee. (See page 39, "Manager, Sub-Advisers and Distributor".)

================================================================================
WHO MANAGES YOUR MONEY?
================================================================================

MacKay-Shields Financial Corporation ("MacKay-Shields"), 9 West 57th St., New York, NY 10019, is the Sub-Adviser to the Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund. The firm was incorporated in 1969 as an independent investment advisory firm and was privately held until 1984 when it became a wholly-owned but autonomously-managed subsidiary of New York Life Insurance Company; it is now an indirect wholly-owned subsidiary of New York Life Insurance Company. As of December 31, 1997, MacKay-Shields managed over $28.8 billion in assets.

Madison Square Advisors, Inc. ("MSA"), 51 Madison Avenue, New York, New York 10010, is the Sub-Adviser to the Growth Opportunities Fund. MSA, which was formed in 1997, is an indirect wholly-owned subsidiary of New York Life Insurance Company. Although MSA is a newly formed investment adviser, its investment professionals have provided investment advisory services to clients through New York Life Insurance Company.

Gabelli Asset Management Company ("GAMCO"), One Corporate Center, Rye, New York 10580, serves as Sub-Adviser to the Blue Chip Growth Fund. GAMCO was formed in 1978, and as of December 31, 1997, acts as investment adviser to institutional and individual investors with aggregate assets of approximately $4 billion. GAMCO is a majority-owned subsidiary of Gabelli Funds, Inc.

John A. Levin & Co., Inc. ("John A. Levin & Co."), One Rockefeller Plaza, 25th Floor, New York, New York 10020, serves as Sub-Adviser to the Research Value Fund. Together with its predecessor, John A. Levin & Co. has provided investment advisory services to clients since 1982. John A. Levin & Co. is an indirect wholly-owned subsidiary of Baker, Fentress & Company ("Baker Fentress"), a closed-end investment company listed on the New York Stock Exchange. As of March 31, 1998, John A. Levin & Co. manages approximately $8.4 billion in assets for its clients.

Dalton, Greiner, Hartman, Maher & Co. ("DGHM"), 1100 Fifth Avenue South, Suite 301, Naples, FL 34102, serves as Sub-Adviser to the Small Cap Value Fund. DGHM is a value driven investment manager specializing in smaller capitalization equities. The firm, founded in 1982, manages more than $1 billion in assets. DGHM is a partnership 51% owned by Value Asset Management, an investment manager holding company. The remaining 49% of the firm is owned by Messrs. Dalton, Greiner and seven other full time employees who autonomously manage the firm.

Under the supervision of the Funds' Trustees and the Manager, MacKay-Shields, MSA, GAMCO, John A. Levin & Co., and DGHM (the "Sub-Advisers") are responsible for making the specific decisions about buying, selling and holding securities; selecting brokers and brokerage firms to trade for them; maintaining accurate records; and, if possible, negotiating favorable commissions and fees with the brokers and brokerage firms. For these services, the Sub-Advisers are paid a monthly fee by the Manager, not the Funds. (See "Manager, Sub-Advisers and Distributor," page 39, for a breakdown of fees.)

--------------------------------------------------------------------------------
Who works to protect your interests?
--------------------------------------------------------------------------------

A Board of Trustees oversees the Funds. The Trustees have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Funds.

--------------------------------------------------------------------------------
                         Know With Whom You're Investing
--------------------------------------------------------------------------------

Prior performance does not represent historical performance of a Fund, nor is it an indication or guarantee of future performance of a Fund, which may be higher or lower than the performance shown below. Performance data for the Gabelli Growth Fund and the MainStay VP Growth Equity Portfolio was calculated in compliance with the method of performance calculation prescribed by the SEC for mutual funds. Except as described below, performance data for each composite has been prepared in compliance with the performance Presentation Standards of the Association for Investment management and Research (AIMR-PPS(TM)).(1)(2)(3) AIMR did not prepare or review this data. All performance information has been provided by the Sub-Advisers and has not been verified or audited by the manager or the Funds. For the periods prior to January 1, 1993, performance data for the John A. Levin & Co. Large Cap Value Composite was not calculated in compliance with AIMR standards because size-weighted composite returns were calculated using end-of-period market values. Accounts in the composites were not subject to the same types of expenses as the Funds or (except for one account in the John A. Levin & Co. Large Cap Value Composite) the requirements of the Investment Company Act of 1940 or the Internal Revenue Code, the limitations of which might have adversely affected performance results. Prior performance reflects actual expenses incurred by the comparison fund and/or accounts in the composite.(2) Estimated Fund expenses are higher, and therefore, if Fund expenses had been applied, performance of the comparison fund and/or accounts in the composite would have been lower.


GABELLI FUNDS, INC. AND GAMCO - PRIOR PERFORMANCE

Set forth below is the performance record for another mutual fund which is managed by Gabelli Funds, Inc., an affiliate of GAMCO, which has investment objectives and policies that are substantially similar though not identical to those of the Blue Chip Growth Fund. In addition, Gabelli Funds, Inc. and GAMCO intend that the Blue Chip Growth Fund and Gabelli Growth Fund will be managed by the same personnel and will have substantially similar investment strategies, techniques, and characteristics. The investment performance of Gabelli Growth Fund is provided merely to indicate the experience of Gabelli personnel in managing a similar portfolio.

These figures reflect reinvestment of dividends and distributions and are after deduction of all fund fees and expenses of the Gabelli Growth Fund. Included for comparison purposes are performance figures of the S&P 500 Index. It has been adjusted to reflect reinvestment of dividends.

                                                                                        As of 12/31/97
                                                          --------------------------------------------------------------------------
                                                            One                   Three                  Five                   Ten
                                                           Year                   Year                   Year                  Year
                                   Inception               Total                  Total                  Total                 Total
                                     Date                 Return                 Return                 Return                Return
                                   ---------              ------                 ------                 ------                ------
Gabelli Growth Fund                 4/10/87                42.6%                  31.2%                  19.4%                 20.6%

S&P 500 Index                                              33.4%                  31.2%                  20.3%                 18.0%


JOHN A. LEVIN & CO. - PRIOR PERFORMANCE

The figures below show the past performance of John A. Levin & Co. in managing accounts with investment objectives, policies, techniques and restrictions substantially similar though not identical to those of the Research Value Fund. The chart below shows average annual returns for a composite of the actual performance of all large cap value accounts managed by John A. Levin & Co. since October 31, 1982, except for accounts with assets under $1 million and accounts managed under a broker-sponsored wrap-fee program.(2)

The figures reflect reinvestment of dividends and are net of expenses. Included for comparison purposes are performance figures of the S&P 500 Index and the Lipper Growth & Income Index. They have been adjusted to reflect reinvestment of dividends.

(1) MacKay-Shields (and its small cap growth equity composite) has received a Level 1 verification from an independent party for the period January 1, 1988 through the most recent quarter. An opinion is available on request, as is a complete list and description of the firm's composites. No leverage has been used in this composite. The asset mix of small cap growth equity accounts may not be precisely comparable to the Russell 2000 Index. Net returns are calculated quarterly, based on an assumed account size of $50 million which, based on MacKay's-Shields' standard fee schedule would be subject to one-fourth of the annual fee of $245,000 or 0.12% per quarter. The composite consisted of less than five accounts for the entire period. Annual net returns, composite assets (in millions) and percentage of firm assets were as follows at year ends 1988-1997: 10.6%, $19.8, 0.4%; 26.0%,
     $24.7, 0.4%; 11.3%, $48.0, 0.7%; 65.5%, $78.8, 1.0%; 3.0%, $65.0, 0.8%;
     23.9%, $53.5, 0.5%; -3.7%, $51.8, 0.4%; 34.9%, $45.5, 0.2%; 21.1%, $44.0,
     0.2%; 14.4%, $103.5, 0.4%.

(2) With respect to the John A. Levin & Co. Large Cap Value Composite, for the period through June 30, 1996, performance is that of the company's predecessor. For the period from 1986 through 1989, the results shown reflect the deduction of a 1% investment management fee payable quarterly at the rate of .25% of ending market value. This is the maximum investment management fee charged by John A. Levin & Co. Individual account fees may have varied. For the period from January 1, 1990 through December 31, 1996, returns reflect the deduction of the actual dollar-weighted fee rate paid by all accounts in the composite. The dollar-weighted fee rate has been calculated by dividing the quarterly investment management fees paid by the accounts in the composite by the total composite asset value. This dollar-weighed fee rate includes the performance fees paid by certain accounts. Inclusion of the performance-based fee does not materially affect the dollar-weighted fee rate. Composite assets (in millions) were as follows at year-ends 1982-1997: $3; $16; $10; $43; $182; $245; $397; $823;
     $960; $1,289; $1,531; $2,373; $2,889; $3,714; $5,110; and $5,723.

(3) With respect to DGHM's Small Cap Value Composite, performance is net of actual management fees paid which were 1% per annum. The composite consists of fewer than five accounts since its inception in July 1994. A complete list of composites is available upon request. Annual net returns, composite assets (in millions), percentage of firm assets and the standard deviation of composite accounts were as follows: 1994 - .3%, $25, greater than 1%, 0; 1995 -13.4%, $20, greater than 1%, .30; 1996 - 30.2%, $21, 1%, .17; 1997 -
     40%, $27, 2%, .33.

--------------------------------------------------------------------------------
                         Know With Whom You're Investing
--------------------------------------------------------------------------------

                                                                                     As of 12/31/97
                                                       -----------------------------------------------------------------------------
                                                         One              Three            Five             Ten             Since
                                                        Year              Year             Year            Year           Inception
                                                        Total             Total            Total           Total            Total
                                                       Return            Return           Return          Return           Return
                                                       ------            ------           ------          ------          ---------
John A. Levin & Co.
Large Cap Value Composite                              23.12%            25.49%           17.77%          17.39%          18.87%*

S&P 500 Index                                          33.4%             31.2%            20.3%           18.0%           17.75%**

Lipper Growth & Income Index                           26.96%            26.19%           18.06%          16.03%          15.86%**

                                                      *    From October 13, 1982

                                                      **   From October 31, 1982

DGHM - PRIOR PERFORMANCE

The figures below show the past performance of DGHM in managing accounts with investment objectives, policies, techniques and restrictions substantially similar though not identical to those of the Small Cap Value Fund. The chart below shows average annual returns for a composite of the actual performance of all small cap value accounts managed by DGHM since July 1, 1994.

The figures reflect reinvestment of dividends and are net of fees. Included for comparison purposes are performance figures of the Russell 2000 Index. It has been adjusted to reflect reinvestment of dividends.


                                                                                        As of 12/31/97
                                                       -----------------------------------------------------------------------------
                                                         One                                  Three                          Since
                                                        Year                                  Year                         Inception
                                                        Total                                 Total                          Total
                                                       Return                                Return                         Return
                                                       ------                                ------                        ---------
Dalton, Greiner, Hartman, Maher & Co.
Small Cap Value Composite                               40.0%                                 27.4%                          23.1%

Russell 2000 Index                                      22.4%                                 22.3%                          20.5%


NEW YORK LIFE AND MSA - PRIOR PERFORMANCE

Set forth below is the performance of a mutual fund which is managed by New York Life, the parent of MSA, which has investment objectives and policies that are substantially similar though not identical to those of the Growth Opportunities Fund. In addition, New York Life and MSA intend that the Growth Opportunities Fund and MainStay VP Growth Equity Portfolio will be managed by the same personnel and will have substantially similar investment strategies, techniques, and characteristics. The investment performance of MainStay VP Growth Equity Portfolio is provided merely to indicate the experience of MSA personnel in managing a similar portfolio.

These figures reflect reinvestment of dividends and distributions and are after deduction of all fund fees and expenses of the MainStay VP Growth Equity Portfolio. Included for comparison purposes are performance figures of the S&P 500 Index. It has been adjusted to reflect reinvestment of dividends.

                                                                                      As of 12/31/97
                                                       ----------------------------------------------------------------------------
                                                         One                     Three                  Five                   Ten
                                                        Year                     Year                   Year                  Year
                                                        Total                    Total                  Total                 Total
                                                       Return                   Return                 Return                Return
                                                       ------                   ------                 ------                ------
MainStay VP Growth Equity Portfolio                    26.75%                   26.79%                 18.59%                16.87%

S&P 500 Index                                          33.4%                    31.2%                  20.3%                 18.0%

--------------------------------------------------------------------------------
                         Know With Whom You're Investing
--------------------------------------------------------------------------------

MACKAY-SHIELDS - PRIOR PERFORMANCE

The figures below show the past performance of MacKay-Shields in managing accounts with investment objectives, policies, techniques and restrictions substantially similar though not identical to those of the Small Cap Growth Fund. The chart below shows the market weighted average of the time weighted returns for a composite of the actual performance of all small cap growth accounts managed by MacKay-Shields since January 1, 1985.

The figures reflect reinvestment of income and dividends and are net of expenses. Included for comparison purposes are performance figures of the Russell 2000 Growth Index, which also reflects reinvestment of income and dividends.

                                                                                         As of 12/31/97
                                                       -----------------------------------------------------------------------------
                                                         One                      Three                  Five                   Ten
                                                        Year                      Year                   Year                  Year
                                                        Total                     Total                  Total                 Total
                                                       Return                    Return                 Return                Return
                                                       ------                    ------                 ------                ------
MacKay-Shields
Small Cap Growth Composite                              14.4%                     23.2%                  17.4%                 19.4%

Russell 2000 Growth Index                               12.9%                     18.1%                  12.7%                 13.5%


WHO DISTRIBUTES THE MAINSTAY FUNDS?

NYLIFE Distributors Inc., 300 Interpace Parkway, Building A, Parsippany, NJ 07054, acts as the principal underwriter and distributor of the Funds' shares. NYLIFE Distributors Inc. (the "Distributor") is a corporation organized under New York law and is an indirect wholly-owned subsidiary of New York Life Insurance Company. The Distributor offers shares of each Fund. In addition, NYLIFE Securities Inc., an indirect wholly-owned subsidiary of New York Life Insurance Company, and other broker-dealers offer shares of some or all of the Funds pursuant to dealer agreements with the Distributor. The Distributor and other broker-dealers pay commissions and service fees to Registered Representatives. The Distributor also pays for printing and mailing prospectuses and sales literature; and for any advertising for The MainStay Funds. For its services, the Distributor is paid a monthly fee--the Rule 12b-1 fee--and retains a portion of sales charges. (See page 37, "Manager, Sub-Advisers and Distributor--The Distributor" for more details.)


WHO KEEPS TRACK OF YOUR ACCOUNT?

MainStay Shareholder Services Inc. (MSS) is the Funds' Transfer, Dividend Disbursing and Shareholder Servicing Agent. MSS, whose address is 260 Cherry Hill Road, Parsippany, NJ 07054, is an indirect wholly-owned subsidiary of New York Life Insurance Company. MSS provides customer service, is responsible for preparing and sending statements, confirms and checks, and keeps certain financial and accounting records. MSS has entered into an agreement with Boston Financial Data Services (BFDS), whose address is 2 Heritage Drive, North Quincy, MA 02171. BFDS will perform certain of the services for which MSS is responsible. In addition, the Funds may contract with other service organizations, including broker-dealers and other financial institutions, which will establish a single omnibus account for their clients with the Funds. The service organizations will provide shareholder services to the shareholders within the omnibus accounts and receive fees for those services from the Funds.

The Bank of New York is the custodian of the investments of the Funds and has subcustodial agreements for holding the Funds' foreign securities.

--------------------------------------------------------------------------------
                        Know Your Rights as a Shareholder
--------------------------------------------------------------------------------

YOU HAVE THE RIGHT TO ASK ANY QUESTIONS

Any time you have a question about your account, you should:

o    ask your Registered Representative;

o call 1-800-MainStay (1-800-624-6782) (between 8:00 AM and 6:00 PM Eastern time); or

o    write to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts,
     02266-8401.

THE RIGHT TO RECEIVE INFORMATION ABOUT YOUR INVESTMENT -- CALL 1-800-MAINSTAY (1-800-624-6782)

You receive quarterly statements covering the Funds you own, including the number and value of shares, dividends declared or paid and other information.

Confirmations

Every time you buy, sell or exchange shares between Funds, you'll receive a confirmation in the mail shortly thereafter. It summarizes all the key information: what you bought and sold, what it cost, the sales charge (if any), and other vital data.

Financial reports

You will receive an annual financial statement for your Fund, examined by the Fund's independent accountants. You will also receive semiannual financial statements which are unaudited.

Each financial report shows as of the end of the reporting period:

o    the investments owned by the Fund;

o    the market value of each investment; and

o    other financial information.

--------------------------------------------------------------------------------
Keep your statements.
--------------------------------------------------------------------------------

You may need them for tax reporting purposes.


--------------------------------------------------------------------------------
Be alert: Mistakes can happen.
--------------------------------------------------------------------------------

Always review your confirmations and statements immediately.


THE RIGHT TO HAVE ONE SHARE, ONE VOTE

o    Every share issued by a Fund carries equal ownership rights.

o By owning shares, you're entitled to vote on certain issues and policies regarding the Fund or class of shares you own. You have one vote per share you own.

o You're entitled to approve the adoption of a new management or sub-advisory agreement or plan of distribution relating to the Fund.

o You're also entitled to approve changes in the Fund's investment objective or fundamental investment restrictions of the Fund.


THE RIGHT TO ATTEND MEETINGS

Although MainStay doesn't intend to hold annual shareholder meetings, you have the right to call a meeting of shareholders for the purpose of voting upon removal of a Trustee for cause. Removing a Trustee requires the approval of two-thirds of the outstanding shares of The MainStay Funds. Generally, shareholder meetings are only held when the Trustees recommend an action which requires shareholder approval.

--------------------------------------------------------------------------------
                               Tell Me The Details
--------------------------------------------------------------------------------

================================================================================
THE TRUST
================================================================================

The Trust is registered with the SEC as an open-end management investment company under the 1940 Act. Each Fund has a separate investment objective or objectives which it pursues through separate investment policies, as described in Tell Me the Key Facts on pages 6 through 33 and in the SAI. The differences in objectives and policies among the Funds can be expected to affect the degree of market and financial risk to which each Fund is subject and the investment return of each Fund. The Trust was established as a Massachusetts business trust on January 9, 1986 by a Declaration of Trust.

Shares have non-cumulative voting rights, do not have preemptive or subscription rights and are transferable. No contingent deferred sales charge would be imposed on distributions during liquidation of a Fund. [As of August 1, 1998, ___________ owned a controlling interest (as that term is defined in the 1940
Act) of the ______ Fund Class _ shares.]


================================================================================
OTHER INFORMATION ABOUT THE FUNDS
================================================================================

None of the Funds alone constitutes a complete investment program.

Investment decisions for each Fund are made independently from those of the other accounts and investment companies that may be managed by the Sub-Advisers. However, if such other accounts or investment companies are prepared to invest in, or desire to dispose of, securities in which one Fund invests at the same time as another Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.


--------------------------------------------------------------------------------
SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

It is expected that stock price performance for those firms that generate cash flow substantially exceeding normal capital spending requirements generally betters that of the equity market as a whole. At any given time, a large percentage of the Fund's portfolio may consist of substantial free cash flow generators. Sell decisions are driven by the Sub-Adviser's proprietary multifactor model or a change in fundamental expectations. Positions are eliminated when price appreciation renders a sale rating based on the Sub-Adviser's valuation model.

The Fund may invest up to 15% of net assets in real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate-related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs. REITs are also subject to risks generally associated with investments in real estate.


--------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND
--------------------------------------------------------------------------------

The Fund will generally invest in Blue Chip companies, with the Sub-Adviser selecting those securities which it perceives to be undervalued or to otherwise have growth potential. Blue Chip companies are those which occupy (or in the Sub-Adviser's judgement have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Market leaders can be identified within an industry as those companies which have: superior growth prospects compared with other companies in the same industry; possession of proprietary technology with the potential to bring about major changes within an industry; and/or leading sales within an industry, or the potential to become a market leader.

In addition, Blue Chip companies possess at least one of the following attributes: faster earnings growth than its competitors and the market in general; higher profit margins relative to its competitors; strong cash flow relative to its competitors; and/or a balance sheet with relatively low debt and a high return on equity relative to its competitors.

The Fund's investments will usually be sold when they lose their perceived value relative to other similar or alternative investments. Specific sources of information used to select securities for the Fund include: general economic and industry data provided by the U.S. government, various trade associations; annual and quarterly reports and Form 10-Ks; and direct interviews with company management. Research is directed towards locating stocks that are undervalued relative to their future earnings potential.


--------------------------------------------------------------------------------
RESEARCH VALUE FUND
--------------------------------------------------------------------------------

Under normal market conditions, the Fund invests at least 80% of its total assets in common stock and other securities having equity characteristics. For hedging purposes, the Fund may use options on securities, stock index options, and stock index futures and related options. These investments involve certain risks. See "Description of Investments and Investment Practices--Risk Management Techniques". The Fund may also invest in debt securities, including U.S. Government securities and corporate debt securities (such as bonds, notes and debentures). Certain of the Fund's investments in debt securities will be obligations which, at the time of purchase, are rated "A" or better by S&P or Moody's or, if unrated, are of comparable quality as determined by the Sub-Adviser.

However, the Fund may invest up to 5% of the value of its total assets in non-convertible, non-investment grade debt securities (commonly known as "high yield" or "junk" bonds). These investments involve certain risks. See "Description of Investments and Investment Practices--Risks of Investing in High Yield Securities ("Junk Bonds"). The Fund may also invest in money market instruments (see "Description of Investments and Investment Practices--Cash Equivalents"), including repurchase agreements. Investments in debt securities will generally be made to reduce the Fund's equity exposure. During periods of high market valuations or adverse market conditions or for liquidity purposes, all or any portion of the Fund's assets may be invested temporarily in high quality debt securities or money market instruments, or held as cash.


--------------------------------------------------------------------------------
GLOBAL HIGH YIELD FUND
--------------------------------------------------------------------------------

Investors should understand that international fixed income investments involve more risk than comparable domestic securities, due, in part, to fluctuating currency values.

In making investments for the foreign and emerging markets sectors of the Fund, the Sub-Adviser considers factors such as prospects for currency exchange and interest rates, and inflation in each country, relative economic growth, government policies influencing exchange rates and business conditions, and credit quality of individual issuers. The Sub-Adviser will also determine, using good faith and judgement, (1) the percentage of the Fund's assets to be invested in each emerging market; (2) currency exposure (asset allocation across currencies); and (3) diversified security holdings within each market.

The Fund may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. The Fund's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

To hedge the market value of securities held, proposed to be held or sold or relating to foreign currency exchange rates, the Fund may enter into or purchase securities or securities index options, foreign currency options, and futures contracts and related options with respect to securities, indexes of securities, or currencies. The Fund also may buy and sell currencies on a spot or forward basis. Subject to compliance with applicable rules, futures contracts and related options may be used for any legally permissible purpose, including as a substitute for acquiring a basket of securities and to reduce transaction costs. The Fund may also purchase and sell foreign exchange contracts and foreign currency options for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently.


================================================================================
DESCRIPTION OF INVESTMENTS AND INVESTMENT PRACTICES
================================================================================

Information about the following types of investments, investment practices and related risks appears below: Brady Bonds, Cash Equivalents, Floaters and Inverse Floaters, Foreign Index-Linked Instruments, Foreign Securities, Lending of Portfolio Securities, Loan Participation Interests, Mortgage-Backed and Asset-Backed Securities, Repurchase Agreements, Risk Management Techniques, Short Sales Against the Box, Swap Agreements, When-Issued Securities and Forward Commitments, Zero Coupon Bonds and Risks of Investing in High Yield Securities ("Junk Bonds"). Investment restrictions that appear below or elsewhere in this Prospectus that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. For more information about the investments, investment practices and risks described in this section, please see the SAI.


--------------------------------------------------------------------------------
BRADY BONDS
--------------------------------------------------------------------------------

The Global High Yield Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. (For more information, see the SAI.)


--------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------

Each of the Funds may invest in cash or cash equivalents, which include, but are not limited to: short-term obligations issued or guaranteed as to interest and principal by any U.S. or foreign government or government agencies or instrumentality thereof (including repurchase agreements collateralized by such securities); obligations of banks (certificates of deposit, bankers' acceptances and time deposits) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100,000,000, and obligations of other banks or savings and loan associations if such obligations are federally insured; commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and other debt instruments not specifically described if such instruments are deemed by the Trustees to be of comparable high quality and liquidity.

--------------------------------------------------------------------------------
FLOATERS AND INVERSE FLOATERS
--------------------------------------------------------------------------------

Each Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The Equity Income and Global High Yield Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. The leverage associated with inverse floaters may result in greater volatility in their market values. Certain inverse floaters may be determined to be illiquid securities.


--------------------------------------------------------------------------------
FOREIGN INDEX-LINKED INSTRUMENTS
--------------------------------------------------------------------------------

The Global High Yield Fund may invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index. In the case of foreign-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument. The risks of such investments reflect the risks of investing in the index or other instrument, the performance of which determines the return for the instrument. Tax considerations may limit the Funds' ability to invest in foreign index-linked instruments.


--------------------------------------------------------------------------------
FOREIGN SECURITIES
--------------------------------------------------------------------------------

Each Fund may purchase foreign securities. Foreign investments could be more difficult to sell than U.S. investments. They also may subject the Fund to risks different from investing in domestic securities. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders.

In addition, investment in emerging market countries presents risks in greater degree than those presented by investment in foreign issuers in countries with developed securities markets and more advanced regulatory systems. Developing countries have economic structures that are less mature. Furthermore, developing countries have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed.

A portion of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. A Fund may, however, engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See page 37, "Risk Management Techniques."


--------------------------------------------------------------------------------
LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

Each Fund may lend its investment securities to brokers, dealers and financial institutions for the purpose of realizing additional income pursuant to guideliness adopted by the Board of Trustees. The total market value of securities loaned will not at any time exceed 33% of the total assets of a Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities, a Fund's Sub-Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. (For more information see the SAI.)


--------------------------------------------------------------------------------
LOAN PARTICIPATION INTERESTS
--------------------------------------------------------------------------------

The Funds may invest in participation interests in loans. Such participation interests, which may take the form of interests in, or assignments of, loans, are acquired from banks which have made loans or are members of lending syndicates. A Fund's investments in loan participation interests will be subject to its limitation on investments in illiquid securities and, to the extent applicable, its limitation on investments in securities rated below investment grade.

In a typical corporate loan syndication, a number of institutional lenders lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan. The loan agreement among the corporate borrower and the co-lenders identifies the agent bank as well as sets forth the rights and duties of the parties. The agreement often (but not always) provides for the collateralization of the corporate borrower's obligations thereunder and includes various types of restrictive covenants which must be met by the borrower.

The principal credit risk associated with acquiring participation interests from a co-lender or another participant is the credit risk associated with the underlying corporate borrower. A Fund may incur additional credit risk, however, when it is in the position of participant rather than a co-lender because the Fund must assume the risk of insolvency of the co-lender from which the participation interest was acquired and that of any person interpositioned between the Fund and the co-lender.

--------------------------------------------------------------------------------
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
--------------------------------------------------------------------------------

Mortgage-backed and asset-backed securities are securities that derive their value from underlying pools of loans that may include interests in pools of lower-rated debt securities, consumer loans or mortgages, or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers and the creditworthiness of the parties involved. The ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. Some securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. These securities may also be subject to prepayment risk and if the security has been purchased at a premium the amount of some or all of the premium may be lost in the event of prepayment.


--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------

Each Fund may enter into domestic repurchase agreements to earn income. The Global High Yield Fund may also enter into foreign repurchase agreements. A repurchase agreement is an agreement whereby a Fund purchases a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day).

The Funds may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. Each Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund's earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case.

The Trustees have reviewed and approved certain sellers who they believe to be creditworthy and have authorized the Funds to enter into repurchase agreements with such sellers. If the other party to a repurchase agreement were to become bankrupt, a Fund could experience delays in recovering its investment or losses.


--------------------------------------------------------------------------------
RISK MANAGEMENT TECHNIQUES
--------------------------------------------------------------------------------

The Funds can use various techniques to increase or decrease their exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as forward foreign currency exchange contracts and options on foreign currencies) and purchasing put or call options on securities and securities indexes.

The Funds can use these practices in an attempt to adjust the risk and return characteristics of their portfolios of investments. When a Fund uses such techniques in an attempt to reduce risk it is known as "hedging". If a Fund's Sub-Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

The Equity Income and Global High Yield Funds may each enter into contracts for the future delivery of debt securities or an index of debt securities that are sufficiently correlated to its portfolio.

Each of the Funds may enter into contracts for the future delivery of securities and stock index futures contracts to protect against changes in stock market prices.

In addition, each Fund may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to protect against changes in currency exchange rates for the same type of hedging purposes, purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired, and enter into a variety of foreign currency transactions, including forward foreign currency exchange contracts in order to protect or hedge against the adverse effect that changes in future foreign currency exchange rates may have on its investment portfolio or on its investment activities that are undertaken in foreign currencies.

Each Fund may sell (write) covered put and call options and purchase put and call options on any securities in which it may invest that are traded on U.S. and foreign securities and options exchanges and in the over-the-counter market, each in accordance with its respective investment objectives and policies.

Each Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale against the box (see "Short Sales Against the Box") but for various reasons is unable to do so.

Subject to limitations with respect to options, the Fund may enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

The Funds may purchase put and call options on securities indexes to hedge against risks of market-wide price fluctuations.


--------------------------------------------------------------------------------
SHORT SALES AGAINST THE BOX
--------------------------------------------------------------------------------

A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales against the box. A Fund may enter into a short sale against the box, among other reasons, to hedge against a possible market decline in the value of the security owned. To effect a short sale against the box, the Fund borrows from a broker the securities which are sold in the short sale, and the broker holds the proceeds until the borrowed securities are replaced. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. If a broker with which the Fund has open short sales were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the Sub-Advisers believe are creditworthy. Short sales against the box will be limited to no more than 25% of a Fund's total assets.


--------------------------------------------------------------------------------
SWAP AGREEMENTS
--------------------------------------------------------------------------------

The Funds may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser's ability to predict correctly movements in interest rates, indexes and currency exchange rates. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market and the laws relating to swaps, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements. Furthermore, swap agreements could have adverse tax consequences. See Tax Status in the SAI for information regarding the tax considerations relating to swap agreements.


--------------------------------------------------------------------------------
WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
--------------------------------------------------------------------------------

Each Fund may from time to time purchase securities on a when-issued basis. Debt securities are often issued on this basis. The price (or yield)of such securities is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. The market value of the when-issued securities on the settlement date may be more or less than the purchase price payable at settlement date. Similarly, each Fund may commit to purchase a security at a future date at a price determined at the time of the commitment. The same procedures for when-issued securities will be followed.


--------------------------------------------------------------------------------
ZERO COUPON BONDS
--------------------------------------------------------------------------------

The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. Zero coupon bonds tend to be more volatile than conventional debt securities.


--------------------------------------------------------------------------------
RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")
--------------------------------------------------------------------------------

The Research Value and Global High Yield Funds may, to varying degrees as previously described under "Descriptions of Each Fund" and "Tell Me the Details," invest in debt securities rated lower than Baa by Moody's or BBB by S&P or, if not rated, determined to be of equivalent quality by the Sub-Adviser. Such securities are sometimes referred to as junk bonds and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily NAV of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Sub-Adviser deems it in the best interest of the shareholders.


================================================================================
MANAGER, SUB-ADVISERS AND DISTRIBUTOR
================================================================================

--------------------------------------------------------------------------------
THE MANAGER
--------------------------------------------------------------------------------

The Trust, on behalf of each Fund, pays the Manager a monthly fee for services performed at an annual percentage of the average daily net assets of that Fund as follows:

                                                                          Annual
                                                                           Rate
--------------------------------------------------------------------------------
Small Cap Growth Fund                                                     1.00%
Small Cap Value Fund                                                      1.00%
Blue Chip Growth Fund                                                     1.00%
Equity Income Fund                                                        0.70%
Growth Opportunities Fund                                                 0.70%
Research Value Fund                                                       0.85%
Global High Yield Fund                                                    0.70%*
--------------------------------------------------------------------------------

* The manager has agreed to voluntarily reduce its fee payable to an annual percentage of 0.50% of average daily net assets.


Each Fund, pursuant to an Accounting Agreement with the Manager, will bear an allocable portion of the Manager's cost of performing certain bookkeeping and pricing services. Each Fund pays the Manager a monthly fee for services provided under the Accounting Agreement at the annual rate of 1/20 of 1% for the first $20 million of average monthly net assets, 1/30 of 1% of the next $80 million of average monthly net assets and 1/100 of 1% of any amount in excess of $100 million of average monthly net assets. The Manager is not responsible for records maintained by the Funds' Custodian, Transfer Agent, Dividend Disbursing and Shareholder Servicing Agent, or Sub-Advisers.


--------------------------------------------------------------------------------
THE SUB-ADVISERS
--------------------------------------------------------------------------------

Pursuant to the terms of the Sub-Advisory Agreements between the Manager and the Sub-Advisers on behalf of each Fund, the Manager, not the Fund, pays the Sub-Advisers a monthly fee for services performed at the annual rates as follows:

                                                                       Annual
                                                                        Rate
--------------------------------------------------------------------------------
Small Cap Growth Fund                                                  0.50%
Small Cap Value Fund                                                   0.50%*
Blue Chip Growth Fund                                                  0.50%**
Equity Income Fund                                                     0.35%
Growth Opportunities Fund                                              0.35%
Research Value Fund                                                    0.425%***
Global High Yield Fund                                                 0.35%****
--------------------------------------------------------------------------------

* of average daily net assets up to $250 million; .45% from $250 million to $500 million and .40% in excess of $500 million.

** of average daily net assets up to $500 million; and .40% of average daily net assets in excess of $500 million.

*** of average daily net assets up to $250 million; .3825% of average daily net assets from $250 million to $500 million; and .34% of average daily net assets in excess of $500 million.

**** To the extent that the Manager has agreed to voluntarily reduce its fee, the Sub-Adviser has voluntarily agreed to do so proportionately.


--------------------------------------------------------------------------------
THE DISTRIBUTOR
--------------------------------------------------------------------------------

To compensate the Distributor for the services it provides and for the expenses it bears in distributing shares and servicing shareholders of the Funds, each Fund has adopted separate distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares of that Fund (the "Class A Plans," the "Class B Plans," and the "Class C Plans," collectively, the "Plans"). Pursuant to the Class A Plans, each Fund pays the Distributor a monthly fee, which is an expense of the Class A shares of each Fund charged against its income, at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor. Pursuant to the Class B and Class C Plans, each Fund pays the Distributor a monthly fee which is an expense of the Class B or Class C shares of the Fund, at the annual rate of 0.75% of the average daily net assets of the Fund's Class B or Class C shares.

Class B and Class C shares of the Funds pay to the Distributor, in addition to the distribution fee, a service fee at the rate of 0.25% on an annualized basis of the average daily net assets of the Class B or Class C shares of each Fund as compensation for personal continuing services rendered to Class B and Class C shareholders of the Funds and the maintenance of shareholder accounts.

The combination of the contingent deferred sales charge and the distribution fee contributes to a Fund's ability to sell Class B and Class C shares without a sales charge being deducted at the time of purchase. The Distributor is entitled to receive the proceeds of contingent deferred sales charges which may be imposed at the time of redemptions or repurchases of shares. The receipt of contingent deferred sales charges does not reduce the distribution fee. See page 43, "Alternative Sales Arrangements--Deferred Sales Charge Class B Shares--Contingent Deferred Sales Charge, Class B" and page 44, "Alternative Sales Arrangements--Deferred Sales Charge Class C Shares--Contingent Deferred Sales Charge, Class C."

Under a Plan, a class of shares of a Fund pays distribution and/or service fees to the Distributor as compensation for distribution and/or service activities related to that class of shares and its shareholders. Each Plan provides that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor. Authorized distribution expenses include the Distributor's interest expense and profit. The Distributor anticipates that its actual expenditures will substantially exceed the distribution fee received by it during the early years of the operation of a Plan. For example, the Distributor will advance to dealers who sell Class B shares of the Funds an amount equal to 4% of the aggregate net asset value of the shares sold.

The Distributor will advance to dealers who sell Class C shares of the Funds an amount equal to 1% of the aggregate net asset value of the shares sold. [After the first full year of a Class C investment, the Distributor will make such payments quarterly to dealers based on the average net asset value of the Class C shares which are attributable to shareholders for whom the dealers are designated as dealers of record.]

In addition, with respect to Class A and Class B shares, the Distributor may pay dealers an ongoing annual service fee equal to 0.25% of the aggregate net asset value of shares held by investors serviced by the dealer. In later years, its expenditures may be less than the distribution fee, thus enabling the Distributor to realize a profit in those years. If the Plans for the Funds are terminated, the Funds will owe no payments to the Distributor other than any portion of the distribution fee accrued through the effective date of termination but then unpaid.

Plan revenues may be used to reimburse third parties which provide various services to shareholders who are participants in various retirement plans. These services include aggregating and processing purchase and redemption orders for participant shareholders, processing dividend payments, forwarding shareholder communications, and recordkeeping. Persons selling or servicing different classes of shares of the Funds may receive different compensation with respect to one particular class of shares as opposed to another in the same Fund.

Class B shares will be automatically converted to Class A shares, which pay lower 12b-1 fees, at the end of the calendar quarter occurring eight years after the date a shareholder purchased their Class B shares. It is the Trust's intention that all share conversions be made on a tax-free basis, and if this cannot be reasonably assured, the Trustees reserve the right to modify or eliminate this share class conversion feature. Class C shares do not have a conversion feature.


================================================================================
HOW TO PURCHASE SHARES OF THE FUNDS
================================================================================

--------------------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

The three classes of shares each represent an interest in the same portfolio of investments of each Fund, have the same rights and are identical in all respects, except that, to the extent applicable, each class bears its own service and distribution expenses and may bear incremental transfer agency costs resulting from such sales arrangement. Each class of each Fund has exclusive voting rights with respect to provisions of the Rule 12b-1 plan for such class of a Fund pursuant to which its distribution and service fees are paid, and each class has similar exchange privileges. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by the amount of the higher Rule 12b-1 fee and incremental expenses associated with such class. Likewise, the NAV of the Class B and Class C shares generally will be reduced by such class specific expenses (to the extent the Fund has undistributed net income) and investment performance of Class B and Class C shares will be less competitive than that of Class A shares. For additional information on the features of Class A, Class B and Class C shares, see Alternative Sales Arrangements, page 40.


--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------

Initial purchases of shares of the Funds should be made by mailing the completed application form to the investor's Registered Representative. Shares of any Fund may be purchased at the NAV per share plus any applicable sales charge next determined after receipt in good order of the purchase order by that Fund plus any applicable sales charge.


--------------------------------------------------------------------------------
BY TELEPHONE
--------------------------------------------------------------------------------

An investor may make an initial investment by having his or her Registered Representative telephone MSS between 9:00 AM and 4:00 PM, Eastern time, on any day the New York Stock Exchange is open. The purchase will be effected at the

NAV per share plus any applicable sales charge next determined following receipt of the telephone order as described above. An application and payment must be received in good order by MSS within three business days. All telephone calls are recorded to protect shareholders and MSS. For a description of certain limitations on the liability of the Funds and MSS for transactions effected by telephone, see pages 25-26, "Know How to Sell and Exchange Shares."


--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

An investor may open an account and invest by wire by having his or her Registered Representative telephone MSS between 9:00 AM and 4:00 PM, Eastern time, to obtain an account number and instructions. For both initial and subsequent investments, federal funds should be wired to:

   State Street Bank and Trust Company
   225 Franklin Street
   Boston, Massachusetts 02110
   ABA No.: 011 0000 28
   Attn.: Custody and Shareholder Services
   For Credit: MainStay________________Fund--Class______
   Shareholder Account No.____________________________
   Shareholder Registration ____________________________
   DDA Account Number 99029415

An application must be received by MSS within three business days. The investor's bank may charge the investor a fee for the wire.

To make a purchase effective the same day, the Registered Representative must call MSS by 12:00 noon Eastern time, and federal funds must be received by the Shareholder Servicing Agent before 4:00 PM Eastern time.

Wiring money to the Trust will reduce the time a shareholder must wait before redeeming shares because, when a shareholder purchases by check, the Trust will withhold payment for up to 10 days of purchase or until the check clears, whichever is first.


--------------------------------------------------------------------------------
ADDITIONAL INVESTMENTS
--------------------------------------------------------------------------------

Additional investments in a Fund may be made at any time by mailing a check payable to The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401. The shareholder's account number and the name of the Fund and class of shares must be included with each investment. Purchases will be effected at the NAV per share plus any applicable sales charge as described above.


--------------------------------------------------------------------------------
AUTOMATIC INVESTMENTS
--------------------------------------------------------------------------------

The Trust's officers may waive the initial and subsequent investment minimums for certain purchases when they deem it appropriate, including, but not limited to, purchases by certain qualified retirement plans, New York Life employee and agent investment plans, investments resulting from distributions by other New York Life products and NYLIFE Distributors products, and purchases by certain individual participants.

Investors whose bank is a member of the Automated Clearing House ("ACH") may purchase shares of a Fund through AutoInvest. AutoInvest facilitates investments by using electronic debits, authorized by the shareholder, to a checking or savings account, for share purchases. When the authorization is accepted (usually within two weeks of receipt) a shareholder may purchase shares by calling MSS, toll free at 1-800-MAINSTAY (between 8:00 AM and 6:00 PM, Eastern time). To make an investment effective the same day, MSS must receive the order, in good order, by 2:00 PM Eastern time. The investment normally will be credited to the shareholder's Fund account within two business days thereafter. Shareholders whose bank is an ACH member also may use AutoInvest to automatically purchase shares of a Fund on a scheduled basis by electronic debit for an account designated by the shareholder on an application form. The initial investment must be in accordance with the investment amounts previously mentioned. Subsequent minimum investments are $50 monthly, $100 quarterly, $250 semiannually, or $500 annually. The investment day may be any day from the first through the twenty-eighth of the respective month. Redemption proceeds from Fund shares purchased by AutoInvest may not be paid until 10 days or more after the purchase date. Fund shares may not be redeemed by AutoInvest.


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

Investors may, subject to the approval of the Trust, the Distributor, the Manager and the Sub-Adviser to the particular Fund, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Sub-Adviser intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time. An investor must call MainStay at 1-800-MAINSTAY before sending any securities.

An investor in certain qualified retirement plans may open an account with a minimum investment of a lesser amount when permitted under such qualified retirement plan. The Trust and the Distributor reserve the right to redeem shares of any shareholder who has failed to provide the Trust with a certified Taxpayer I.D. number or such other tax-related certifications as the Trust may require. A notice of redemption, sent by first class mail to the shareholder's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the NAV determined as of the close of business on that date unless a certified Taxpayer I.D. number (or such other information as the Trust has requested) has been provided.

================================================================================
ALTERNATIVE SALES ARRANGEMENTS
================================================================================

--------------------------------------------------------------------------------
INITIAL SALES CHARGE ALTERNATIVE CLASS A SHARES
--------------------------------------------------------------------------------

The sales charge on Class A shares of the Funds is a variable percentage of the public offering price depending upon the investment orientation of the Fund and the amount of the sale.

The sales charge applicable to an investment in Class A shares of each of the Funds other than the Global High Yield Fund will be determined according to the following table:

                                                        Sales Charge as
                            Sales Charge as             a Percentage of
                            a Percentage of:             Offering Price:
                        -----------------------     ----------------------------
                                          Net                         Retained
Amount of               Offering        Amount      Retained           by the
Purchase                 Price         Invested     by Dealer        Distributor
--------------------------------------------------------------------------------
Less than $50,000        5.50%          5.82%          4.75%             0.75%
$50,000 to $99,999       4.50%          4.71%          4.00%             0.50%
$100,000 to $249,999     3.50%          3.63%          3.00%             0.50%
$250,000 to $499,999     2.50%          2.56%          2.00%             0.50%
$500,000 to $999,999     2.00%          2.04%          1.75%             0.25%
$1,000,000 or more*      None           None         See Below*          None
--------------------------------------------------------------------------------

The sales charge applicable to an investment in Class A shares of the Global High Yield Fund will be determined according to the following table:

                                                        Sales Charge as
                            Sales Charge as             a Percentage of
                            a Percentage of:             Offering Price:
                        -----------------------     ----------------------------
                                          Net                         Retained
Amount of               Offering        Amount      Retained           by the
Purchase                 Price         Invested     by Dealer        Distributor
--------------------------------------------------------------------------------
Less than $100,000       4.50%          4.71%          4.00%             0.50%
$100,000 to $249,999     3.50%          3.63%          3.00%             0.50%
$250,000 to $499,999     2.50%          2.56%          2.00%             0.50%
$500,000 to $999,999     2.00%          2.04%          1.75%             0.25%
$1,000,000 or more*      None           None         See Below*          None
--------------------------------------------------------------------------------

* No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of such shares within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares--Contingent Deferred Sales Charge, Class A."

Although an investor will not pay an initial sales charge on investments of $1,000,000 or more, the Distributor will pay, from its own resources, a commission to dealers on such investments. The dealer will receive a commission of 1.00% on the portion of a sale from $1,000,000 to $2,999,999, 0.50% of any portion from $3,000,000 to $4,999,999 and 0.40% on any portion of $5,000,000 or more.

The Distributor may allow the full sales charge to be retained by dealers. The amount retained may be changed from time to time but will remain the same for all dealers. The Distributor, at its expense, also may from time to time provide additional promotional incentives to dealers who sell Fund shares. A selected dealer who receives a reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the 1933 Act.


--------------------------------------------------------------------------------
PURCHASES AT NAV
--------------------------------------------------------------------------------

A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by its Trustees, New York Life and its subsidiaries and their employees, officers, directors or agents (and immediate family members); employees and clients (and immediate family members) of John A. Levin & Co. and DGHM; and investors who are recommended to invest in the Research Value and Small Cap Value Funds by John A. Levin & Co. and DGHM, respectively. Also, any employee or Registered Representative of an authorized broker-dealer (and immediate family members) may purchase a Fund's shares at NAV without payment of any sales charge.

In addition, the Trust will treat Class A share purchases of Funds in an amount less than $1,000,000 by defined contribution plans, other than 403(b) plans, that are sponsored by employers with 100 or more eligible employees as if such purchases were equal to an amount more than $1,000,000 but less than $2,999,999. Such purchases by defined contribution plans may be subject to a contingent deferred sales charge of 1% on shares redeemed within one year of the date of purchase. See "Reduced Sales Charges on Class A Shares--Contingent Deferred Sales Charge, Class A."

Class A shares of the Funds may also be purchased at net asset value through broker-dealers, investment advisers and other financial institutions which have entered into a supplemental agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment adviser or other financial institution.


--------------------------------------------------------------------------------
REDUCED SALES CHARGES ON CLASS A SHARES
--------------------------------------------------------------------------------

The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of a Fund made at one time by any "Qualified Purchaser," which term includes (i) an individual and his/her spouse and their children under the age of 21; and (ii) any other organized group of persons, whether incorporated or not, which is itself a shareholder of the Fund, including group retirement and benefit plans (other than IRAs and non-Erisa 403(b) plans) whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company. The circumstances under which "Qualified Purchasers" and other investors in the Funds may pay reduced sales charges are described on page 22, "Consider Reducing Your Sales Charge."

Letter of Intent

Qualified Purchasers may obtain reduced sales charges by signing an LOI. The LOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the LOI. The sales charge is based on the total amount invested during a 24-month period. A 90-day back-dated period can be used to include earlier purchases; the 24-month period would then begin on the date of the first purchase during the 90-day period. For more information, see the SAI or call your Registered Representative or MainStay at 1-800-MainStay.

Contingent Deferred Sales Charge, Class A

In order to recover commissions paid to dealers on qualified investments of $1 million or more, a contingent deferred sales charge of 1% may be imposed on redemptions of such investments made within one year of the date of purchase.

Class A shares that are redeemed will not be subject to a contingent deferred sales charge, however, to the extent that the value of such shares represents:
(1) capital appreciation of Fund assets; (2) reinvestment of dividends or capital gains distributions; (3) Class A shares redeemed more than one year after their purchase; (4) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, death, disability, QDROs and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 70 1/2 for IRA and 403(b)(7) TSA participants; (5) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates; transfers to products offered within a retirement plan which uses New York Life Benefit Services, Inc. or TRAC-2000 as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; or (6) redemptions, under the Systematic Withdrawal Plan, used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate. Class A shares of a Fund that are purchased without a front-end sales charge may be exchanged for Class A shares of another Fund without the imposition of a contingent deferred sales charge, although, upon redemption, contingent deferred sales charges may apply to the Class A shares that were acquired through an exchange.

The contingent deferred sales charge will be applicable to amounts invested pursuant to a right of accumulation or an LOI to the extent that (a) a front-end sales charge was not paid at the time of the purchase and (b) any shares so purchased are redeemed within one year of the date of purchase.

For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized upon redemption.

--------------------------------------------------------------------------------
DEFERRED SALES CHARGE CLASS B SHARES
--------------------------------------------------------------------------------

Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.

Contingent Deferred Sales Charge, Class B

A contingent deferred sales charge will be imposed on redemptions of Class B shares of the Funds, in accordance with the table below, at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class B account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class B shares in that Fund during the preceding six years. However, no such charge will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed
(a) the current aggregate net asset value of Class B shares of that Fund purchased more than six years prior to the redemption, plus (b) the current aggregate net asset value of Class B shares of that Fund purchased through reinvestment of dividends or distributions, plus (c) increases in the net asset value of the investor's Class B shares of that Fund above the total amount of payments for the purchase of Class B shares of that Fund made during the preceding six years. The amount of any contingent deferred sales charge will be paid to and retained by the Distributor.

The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of any Fund until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

The following table sets forth the rates of the contingent deferred sales charge:

                                                     Contingent Deferred Sales
                                                     Charge as a Percentage
     Year Since Purchase                             of Amount Redeemed
     Payment Made                                    Subject to the Charge

--------------------------------------------------------------------------------
     First .........................................................     5.0%

     Second ........................................................     4.0%

     Third .........................................................     3.0%

     Fourth ........................................................     2.0%

     Fifth .........................................................     2.0%

     Sixth .........................................................     1.0%

     Thereafter ....................................................     None
--------------------------------------------------------------------------------


In determining the rate of any applicable contingent deferred sales charge, it will be assumed that a redemption is made of shares held by the shareholder for the longest period of time. This will result in any such charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge generally will reduce the gain or increase the loss, as the case may be, recognized on the redemption or repurchase of shares.

The contingent deferred sales charge will be waived in connection with the following redemptions: (i) withdrawals from qualified retirement plans and nonqualified deferred compensation plans resulting from separation of service, loans, hardship withdrawals, QDROs and excess contributions pursuant to applicable IRS rules; and Required Minimum Distributions at age 70 1/2 for IRA and 403(b) TSA participants; (ii) withdrawals related to the termination of a retirement plan where no successor plan has been established; (iii) transfers within a retirement plan where the proceeds of the redemption are invested in any guaranteed investment contract written by New York Life or any of its affiliates, transfers to products offered within a retirement plan which uses New York Life Benefit Services, Inc. as the recordkeeper; as well as participant transfers or rollovers from a retirement plan to a MainStay IRA; (iv) required distributions by charitable trusts under Section 664 of the Code; (v) redemptions following the death of the shareholder or the beneficiary of a living revocable trust or within one year following the disability of a shareholder occurring subsequent to the purchase of shares; (vi) redemptions under the Systematic Withdrawal Plan used to pay scheduled monthly premiums on insurance policies issued by New York Life or an affiliate; (vii) continuing, periodic monthly or quarterly withdrawals, under the Systematic Withdrawal Plan, up to an annual total of 10% of the value of a shareholder's Class B shares in a Fund; (viii) redemptions by New York Life or any of its affiliates or by accounts managed by New York Life or any of its affiliates; (ix) redemptions effected by registered investment companies by virtue of transactions with a Fund; (x) involuntary redemptions of an account with a net asset value of $250 or less; and (xi) redemptions by shareholders of shares purchased with the proceeds of a settlement payment made in connection with the liquidation and dissolution of a limited partnership sponsored by New York Life or one of its affiliates. The contingent deferred sales charge is waived on such sales or redemptions to promote goodwill and because the sales effort, if any, involved in making such sales is negligible.

Shareholders should notify MSS at the time of requesting such redemptions that they are eligible for a waiver of the contingent deferred sales charge. Class B shares upon which the contingent deferred sales charge may be waived may not be resold, except to the Trust. Shareholders who are making withdrawals from retirement plans and accounts or other tax-sheltered or tax-deferred accounts should consult their tax advisers regarding the tax consequences of such withdrawals.


--------------------------------------------------------------------------------

DEFERRED SALES CHARGE CLASS C SHARES
--------------------------------------------------------------------------------

Proceeds from the contingent deferred sales charge are paid to, and are used in whole or in part by, the Distributor to defray its expenses of providing distribution related services to the Funds in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase.

Contingent Deferred Sales Charge, Class C

A contingent deferred sales charge of 1% of the net asset value of Class C shares will be imposed on redemptions of Class C shares of the Funds at the time of any redemption by a shareholder which reduces the current value of the shareholder's Class C account in any Fund to an amount which is lower than the amount of all payments by the shareholder for the purchase of Class C shares in that Fund during the preceding one year. However, no such charge will be imposed to the extent that the net asset value of the Class C shares redeemed does not exceed (a) the current aggregate net asset value of Class C shares of that Fund purchased more than one year prior to the redemption, plus (b) the current aggregate net asset value of Class C shares of that Fund purchased through reinvestment of dividends or distributions, plus (c) increases in the net asset value of the investor's Class C shares of that Fund above the total amount of payments for the purchase of Class C shares of that Fund made during the preceding one year. [Withdrawals under the Systematic Withdrawal Plan also will not be subject to this charge.] [However, investors may not withdraw more than __% of the value of the Fund account under the Plan in the first year after purchase.]

================================================================================
REDEMPTIONS AND EXCHANGES
================================================================================

Shares may be redeemed directly from a Fund or through your Registered Representative. Shares redeemed will be valued at the NAV per share next determined after MSS receives the redemption request in "good order." "Good order" with respect to a redemption request generally means that for certificated shares, a stock power or certificate must be endorsed, and for uncertificated shares a letter must be signed, by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by an eligible guarantor institution. In cases where redemption is requested by a corporation, partnership, trust, fiduciary or any other person other than the record owner, written evidence of authority acceptable to MSS must be submitted before the redemption request will be accepted. The signature guarantee may be waived on a redemption of $100,000 or less which is payable to the shareholder(s) of record and mailed to the address of record, or under such other circumstances as the Trust may allow. Send your written request to The MainStay Funds, P.O. Box 8401, Boston, MA 02266-8401.

Upon the redemption of shares the redeeming Fund will make payment in cash, except as described below, of the net asset value of the shares next determined after such redemption request was received, less any applicable contingent deferred sales charge. There will be no redemption, however, during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on such Exchange is restricted or the SEC deems an emergency to exist.

The value of the shares redeemed from a Fund may be more or less than the shareholder's cost, depending on portfolio performance during the period the shareholder owned the shares.

Systematic Withdrawal Plan

Dividends and capital gains distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the same Fund at NAV. MSS acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment and any contingent deferred sales charge, if applicable.

Exchange Privileges

Exchanges will be based upon each Fund's NAV per share next computed following receipt of a properly executed exchange request.

Subject to the conditions and limitations described herein, Class A, Class B and Class C shares of a MainStay Fund may be exchanged for shares of an identical class of a MainStay Fund registered in the state of residence of the investor or where an exemption from registration is available and only with respect to Funds that are available for sale to new investors.

In addition, an exchange privilege between Class A shares of the Funds and MainStay Equity Index Fund is offered. Any exchanges between a Fund and MainStay Equity Index Fund will be subject to the conditions applicable to Class A share exchanges described herein, as well as any applicable minimum investment requirements. No exchange privilege between Class B or Class C shares of the Funds and MainStay Equity Index Fund is offered.

Investors should request a prospectus for any Fund they wish to exchange into and should read the Prospectus carefully before they place an exchange request.

Generally, shareholders may exchange their Class A shares of a Fund for Class A shares of another MainStay Fund, without the imposition of a sales charge. Any such exchanges will be based upon each Fund's NAV per share next computed (either 4:00 PM Eastern time that day, or the next day, if the request is placed after 4:00 PM Eastern time) following receipt of a properly executed exchange request. However, where a shareholder seeks to exchange Class A shares of the Money Market Fund for Class A shares of another MainStay Fund which are subject to a front-end sales charge, the applicable sales charge will be imposed on the exchange, unless the shareholder has previously paid a sales charge with respect to such shares.

Class B and Class C shares of a Fund may be exchanged for the same class of shares of another MainStay Fund at the NAV next computed (either 4:00 PM Eastern time that day, or the next day, if the request is placed after 4:00 PM Eastern time) following receipt of a properly executed exchange request, without the payment of a contingent deferred sales charge; the sales charge will be assessed, if applicable, when the shareholder redeems his or her shares without a corresponding purchase of shares of another MainStay Fund. However, where a shareholder previously exchanged his or her Class B or Class C shares into the Money Market Fund from another MainStay Fund, the applicable contingent deferred sales charge will be assessed when the shares are redeemed from the Money Market Fund even though the Money Market Fund does not otherwise assess a contingent deferred sales charge on redemptions. Class B and Class C shares of a Fund acquired as a result of subsequent investments, except reinvested dividends and distributions, will be subject to the contingent deferred sales charge when ultimately redeemed or repurchased without purchasing shares of another MainStay Fund.

An exchange may be made by either writing to MSS at the following address: The MainStay Funds, P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling MSS at 1-800-MAINSTAY (8:00 am to 6:00 pm Eastern time).

In times when the volume of telephone exchanges is heavy, additional phone lines will automatically be added by MSS. However, in times of drastic economic or market changes, the telephone exchange privilege may be difficult to implement. When calling MSS to make a telephone exchange, shareholders should have available their account number and Social Security or Taxpayer I.D. numbers. Under the telephone exchange privilege, shares may only be exchanged among accounts with identical names, addresses and Social Security or Taxpayer I.D. numbers. Shares may be transferred among accounts with different names, addresses and Social Security or Taxpayer I.D. numbers only if the exchange request is in writing and is received in "good order." If the dealer permits, the dealer representative of record may initiate telephone exchanges on behalf of a shareholder, unless the shareholder notifies the Fund in writing not to permit such exchanges.

It is the policy of The MainStay Funds to discourage frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 fee will be assessed per exchange and additional exchange requests may be denied.

For purposes of determining the length of time a shareholder owned Class B or Class C shares prior to redemption or repurchase in order to determine the applicable contingent deferred sales charge, if any, shares will be deemed to have been held from the date of purchase of the shares, regardless of exchanges into other Funds. For federal income tax purposes, an exchange is treated as a sale on which an investor may realize a gain or loss. See page 28, "Understand the Tax Consequences," for information concerning the federal income tax treatment of a disposition of shares. All exchanges are subject to the minimum investment requirements of the Funds involved. The exchange privilege may be modified or withdrawn at any time without notice.


================================================================================
TAX-DEFERRED RETIREMENT PLANS
================================================================================

Shares of each Fund may be purchased for retirement plans, providing tax-deferred investments for individuals and institutions. Shares purchased may be used as investments for established plans, or the Distributor may provide plan documents for selected plans. A plan document must be adopted in order for a plan to be in existence.

Custodial services are provided for IRA/ROTH IRA/SEP/ SARSEP and SIMPLE IRA and Education IRA plans, and for 403(b)(7) Custodial Accounts. Plan administration is also available for select qualified retirement plans.

Contributions made to such plans to the extent provided in federal income tax law currently in effect, and earnings thereon, will not be taxable to the plan participant until distribution. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan.


================================================================================
NET ASSET VALUE
================================================================================

For purposes of determining NAV, portfolio securities of the Funds are valued at their fair market values as determined by the methods described in the SAI with the exception of money market instruments held by those Funds, which are valued by the amortized cost method.

================================================================================
PORTFOLIO TRANSACTIONS
================================================================================

The primary consideration in portfolio security transactions is best execution. Subject to this requirement, securities may be bought from or sold to brokers or dealers who have furnished statistical, research and other information or services to the Sub-Advisers. Consistent with the foregoing primary consideration, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Sub-Advisers may consider sales of shares of the respective Funds as a factor in the selection of broker-dealers to execute each Fund's portfolio transactions. NYLIFE Securities Inc. may act as a broker for the Trust in accordance with applicable regulations.

Some securities considered for investment by the Funds may also be appropriate for other clients served by the Funds' Sub-Advisers. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of the clients served by the Fund's Sub-Adviser is considered at or about the same time, transactions in such securities may be executed together and will, to the extent practicable, be allocated among the Fund and clients in a manner deemed equitable to the Funds and the clients by the Fund's Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by a Fund's Sub-Adviser, and the results of such allocations, are subject to periodic review by the Trustees.

================================================================================
TAX INFORMATION
================================================================================

A Fund generally will not be subject to federal income tax on its net taxable investment income and net realized capital gains to the extent such income and gains are distributed to its shareholders in accordance with the timing requirements of the Code.

================================================================================
OTHER INFORMATION
================================================================================

The services provided to the Funds by the Manager, the Sub-Advisers and the Funds' other service providers are dependent on those service providers' computer systems. Many computer software and hardware systems in use today cannot distinguish between the year 2000 and the year 1900 because of the way dates are encoded and calculated (the "Year 2000 Issue"). The failure to make this distinction could have a negative implication on handling securities trades, pricing and account services. The Manager, the Sub-Advisers and the Funds' other service providers are taking steps that each believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that they use. The Funds have no reason to believe these steps will not be sufficient to avoid any material adverse impact on the Funds, although there can be no assurances. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Manager, the Sub-Advisers and the Funds' other service providers at this time but could have a material adverse impact on the operations of the Funds and the Manager, the Sub-Advisers and the Funds' other service providers.


================================================================================
APPENDIX A
================================================================================

--------------------------------------------------------------------------------
DESCRIPTION OF SECURITIES RATINGS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MOODY'S INVESTORS SERVICE, INC.
--------------------------------------------------------------------------------

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classified from Aa through Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Advance refunded issues that are secured by escrowed funds held in cash, held in trust, reinvested in direct noncallable United States government obligations or noncallable obligations unconditionally guaranteed by the U.S. government are identified with a hatchmark (#) symbol, i.e., #Aaa.

Moody's assigns conditional ratings to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by: (a) earnings of projects under construction; (b) earnings of projects unseasoned in operating experience; (c) rentals that begin when facilities are completed; or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition, e.g., Con.(Baa).

Municipal Short-Term Loan Ratings

Issues or the features associated with MIG, VMIG or SG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG: This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Corporate Short-Term Debt Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

--------------------------------------------------------------------------------
STANDARD & POOR'S
--------------------------------------------------------------------------------

Corporate and Municipal Long-Term Debt Ratings Investment Grade

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Debt rated BB, B,CCC, CC, and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC:Debt rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or a similar action has been taken, but debt service payments are continued.

D: Debt rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition, or the taking of similar action, if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Short-Term Rating Definitions

A-1: A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.


[LOGO]MAINSTAY(R) FUNDS

NY Life Distributors Inc.
300 Interpace Parkway
Building A
Parsippany, New Jersey 07054
Distributor of the MainStay Funds
NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.
[LOGO]


[LOGO] This prospectus is also available in Spanish. For a copy, please call 1-800-MAINSTAY (1-800-624-6782), option 3.

                               THE MAINSTAY FUNDS

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER 1, 1998
--------------------------------------------------------------------------------

     The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund) currently consisting of twenty-two series. The following fifteen series are discussed herein: California Tax Free Fund, Capital Appreciation Fund, Convertible Fund, Equity Index Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Money Market Fund, New York Tax Free Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund, Total Return Fund and Value Fund (individually or collectively referred to as a "Fund" or the "Funds"). MainStay Management, Inc. (the "Manager") serves as the manager for the Funds and has entered into Sub-Advisory agreements with MacKay-Shields Financial Corporation ("MacKay-Shields") the Sub-Adviser for fourteen of the Funds and Monitor Capital Advisors, Inc. ("Monitor"), Sub-Adviser for the Equity Index Fund. MacKay-Shields and Monitor are sometimes jointly referred to as the "Sub-Advisers."

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of the Trust dated May 1, 1998 and September 1, 1998, as amended or supplemented from time to time, a copy of which may be obtained without charge by writing to NYLIFE Distributors Inc., (the "Distributor") 300 Interpace Parkway, Parsippany, NJ 07054 or by calling 1-800-MAINSTAY (1-800-624-6782).

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectus, in connection with the offers contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Statement of Additional Information and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

          Shareholder inquiries should be made by writing directly to MainStay Shareholder Services, Inc., P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY. In addition, you can make inquiries through your registered representative.

                               TABLE OF CONTENTS

                                                                           PAGE IN
                                                                         STATEMENT OF
                                                                          ADDITIONAL
                                                                          INFORMATION
                                                                          -----------
ADDITIONAL INVESTMENT POLICIES OF THE MONEY MARKET FUND.......................  5

INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS.................  8
     Repurchase Agreements....................................................  8
     Lending of Portfolio Securities.......................................... 10
     Bank Obligations......................................................... 11
     U.S. Government Securities............................................... 12
     Debt Securities.......................................................... 12
     Convertible Securities................................................... 13
     Arbitrage................................................................ 14
     Foreign Securities....................................................... 15
     Foreign Currency Transactions............................................ 16
     Foreign Index-Linked Instruments......................................... 20
     Brady Bonds.............................................................. 20
     Municipal Securities..................................................... 21
     Industrial Development and Pollution Control Bonds....................... 26
     Variable Rate Demand Notes ("VRDNs")..................................... 27
     Floating and Variable Rate Securities.................................... 28
     Zero Coupon Bonds........................................................ 28
     Standby Commitments -- Obligations with Puts Attached.................... 29
     When-Issued Securities................................................... 30
     Mortgage-Related and Other Asset-Backed Securities....................... 31
     Short Sales Against the Box.............................................. 41
     Options on Securities.................................................... 41
     Options on Foreign Currencies............................................ 48
     Securities Index Options................................................. 50
     Futures Transactions..................................................... 52
     Swap Agreements.......................................................... 63
     Loan Participation Interests............................................. 65
     Risks Associated with Debt Securities.................................... 68
     Risks of Investing in High Yield Securities ("Junk Bonds")............... 68

HIGH YIELD CORPORATE BOND FUND, STRATEGIC VALUE FUND AND STRATEGIC
     INCOME FUND SPECIAL CONSIDERATIONS....................................... 69


EQUITY INDEX FUNDSPECIAL CONSIDERATIONS....................................... 70

TOTAL RETURN FUNDSPECIAL CONSIDERATIONS....................................... 71

CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND

     SPECIAL CONSIDERATIONS................................................... 71
     Risk Factors Affecting California Municipal Securities................... 71
     Risk Factors Affecting New York Municipal Securities..................... 84
     Special Considerations Affecting Puerto Rico............................. 100

THE EQUITY INDEX FUND GUARANTEE............................................... 106

FUNDAMENTAL INVESTMENT RESTRICTIONS........................................... 109

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS....................................... 111

TRUSTEES AND OFFICERS......................................................... 117

THE MANAGER, THE SUB-ADVISERS AND THE DISTRIBUTOR............................. 125
     Management Agreement..................................................... 125
     Distribution Agreement................................................... 129
     Other Services........................................................... 136
     Expenses Borne by the Trust.............................................. 138

PORTFOLIO TRANSACTIONS AND BROKERAGE.......................................... 139

NET ASSET VALUE............................................................... 144

SHAREHOLDER INVESTMENT ACCOUNT................................................ 147

SHAREHOLDER SERVICING AGENT................................................... 148

PURCHASES, REDEMPTION AND REPURCHASE.......................................... 148
     Letter of Intent ("LOI")................................................. 148
     Distributions in Kind.................................................... 148
     Suspension of Redemptions................................................ 149
     CDSC Waivers............................................................. 149

TAX-DEFERRED RETIREMENT PLANS................................................. 150
     Cash or Deferred Profit Sharing Plans Under Section 401(k)
      for Corporations and Self-Employed Individuals

     Individual Retirement Account ("IRA").................................... 150
     403(b)(7) Tax Sheltered Account.......................................... 153
     General Information...................................................... 153

CALCULATION OF PERFORMANCE QUOTATIONS......................................... 154

TAX STATUS.................................................................... 163
     Taxation of the Funds.................................................... 163
     Character of Distributions to Shareholders -- General.................... 166
     Character of Distributions to Shareholders -- The Tax-Free
        Funds................................................................. 168
     Discount................................................................. 169
     Users of Bond-Financed Facilities........................................ 170
     Taxation of Options, Futures and Similar Instruments..................... 170
     Passive Foreign Investment Companies..................................... 172
     Foreign Currency Gains and Losses........................................ 173
     Commodity Investments.................................................... 173
     Dispositions of Fund Shares.............................................. 174
     Tax Reporting Requirements............................................... 175
     Foreign Taxes............................................................ 176
     State and Local Taxes - General.......................................... 177
     Explanation of Fund Distributions........................................ 178
     Additional Information Regarding the Equity Index Fund................... 178
     Additional Information Regarding the California Tax Free
     Fund and New York Tax Free Fund
     Annual Statements........................................................ 180
     General Information...................................................... 181

ORGANIZATION AND CAPITALIZATION............................................... 181
     General.................................................................. 181
     Voting Rights............................................................ 182
     Shareholder and Trustee Liability........................................ 182

OTHER INFORMATION............................................................. 183
     Independent Accountants.................................................. 183
     Legal Counsel............................................................ 183
     Share Ownership of the Funds............................................. 183
     Code of Ethics........................................................... 187

FINANCIAL STATEMENTS.......................................................... 187

            ADDITIONAL INVESTMENT POLICIES OF THE MONEY MARKET FUND

     Each Fund has a separate investment objective or objectives which it pursues through separate investment policies, as described in the Prospectus. The following discussion elaborates on the presentation of the Money Market Fund's investment policies contained in the Prospectus.

     The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars. Since the portfolio of the Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of the principal of and interest on securities in the portfolio.

     All of the assets of the Fund generally will be invested in obligations which mature in 397 days or less and substantially all of these investments will be held to maturity; however, securities collateralizing repurchase agreements may have maturities in excess of 397 days. The Fund will, to the extent feasible, make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. The dollar-weighted average maturity of the Fund's portfolio may not exceed 90 days. Consistent with the provisions of a rule of the Securities and Exchange Commission ("SEC"), the Fund invests only in U.S. dollar-denominated money market instruments that present minimal credit risk and, with respect to 95% of its total assets, measured at the time of investment, that are of the highest quality. The Sub-Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees. A money market instrument will be considered to be of the highest quality (1) if rated in the highest rating category (i.e., Aaa or Prime-1 by Moody's, AAA or A-1 by S&P's) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO; (2) if issued by an issuer that has received a short-term rating from an NRSRO with respect to a class debt obligations that is comparable priority and security, and that are rated in the highest rating category by (i) any two NRSRO's or,
(ii) if rated by only one NRSRO, by that NRSRO;(3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Sub-Adviser;(4)(i) with respect to a security that is subject to any features that entitle the holder, under certain circumstances, to receive the approximate amortized cost of the underlying security or securities plus accrued interest "Demand Feature" or obligations of a person other than the issuer of the security, under certain circumstances, to undertake to pay the principal amount of the underlying security plus interest "Guarantees", the Guarantee has received a rating from an NRSRO or the Guarantee is issued by a guarantor that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security to the Guarantee, with certain exceptions, and (ii) the issuer of the Demand Feature or Guarantee, or another institution, has undertaken promptly to notify the holder of the security in the event that the Demand Feature or Guarantee is substituted with another Demand Feature or Guarantee,(5) if it is a security issued by a money market fund registered with the SEC under the 1940 Act; or (6) if it is a Government Security. With respect to 5% of its total assets, measured at the time of investment, the Fund may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P).

     The Fund may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that the Fund may exceed this 5% limitation with respect to 25% of its total assets for up to three business days after the purchase of securities of any one issuer and except that this limitation shall not apply to U.S. government securities or securities subject to certain Guarantees. The Fund may not invest more than the greater of 1% of its total assets or one million dollars, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category. Immediately after the acquisition of any Demand Feature or Guarantee, the Fund, with respect to seventy five percent of its total assets, shall not have invested more than ten percent of its assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee, with certain exceptions. In addition, immediately after the acquisition of any Demand Feature or Guarantee (or a security after giving effect to the Demand Feature or Guarantee) that is a not within the highest rating category by NRSROs, the Fund shall not have invested more than five percent of its total assets in securities issued by or subject to Demand Features or Guarantees from the institution that issued the Demand Feature or Guarantee. In the event that an instrument acquired by the Fund is downgraded or otherwise ceases to be of the quality that is eligible for the Fund, the Sub-Adviser, under procedures approved by the Board of Trustees shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Fund take such action as it determines is in the best interest of the Fund and its shareholders. The Valuation Committee, after consideration of the recommendation of the Sub-Adviser and such other information as it deems appropriate, shall cause the Fund to take such action as it deems appropriate, and shall report promptly to the Board the action it has taken and the reasons for such action.

     Pursuant to the rule, the Fund uses the amortized cost method of valuing its investments, which facilitates the maintenance of the Fund's per share net asset value at $1.00. The amortized cost method, which is normally used to value all of the Fund's portfolio securities, involves initially valuing a security at its cost and thereafter amortizing to maturity any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

     The Trustees have also established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Fund's portfolio by the Trustees, at such intervals as they deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents (the determination of value by reference to interest rate levels, quotations of comparable securities and other factors) deviates from $1.00 per share based on amortized cost.

     The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.

     The Fund may hold cash for the purpose of stabilizing its net asset value per share. Holdings of cash, on which no return is earned, would tend to lower the yield on the Fund's shares.

     The Fund may also, consistent with the provisions of the rule, invest in securities with a face maturity of more than 397 days, provided that the security is a variable or floating rate security that meets the guidelines of Rule 2a-7 with respect to maturity.

         INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS

     The Funds may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectus.

 REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or member firms of the National Association of Securities Dealers, Inc. that meet the repurchase agreement creditworthiness guidelines established by the Trustees. The Equity Index Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars or primary government securities dealers reporting to the Federal Reserve Bank of New York, and with respect to securities of the type in which the Fund may invest. In addition, the International Bond and International Equity Funds may enter into domestic or foreign repurchase agreements with certain sellers deemed to be creditworthy pursuant to guidelines adopted by the Trustees.

     A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time (usually not more than a week in the case of the Equity Index Fund, California Tax Free Fund and New York Tax Free Fund) and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by the Fund's Custodian. The value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

     The income on repurchase agreements may be subject to federal and state income taxes when distributed by a Fund as a dividend to shareholders. Subject to applicable limitations, the Tax Free Bond Fund will enter into repurchase agreements as a means of earning income on its cash reserves when, in the judgment of the Sub-Adviser, shareholders would benefit more from receiving taxable income thereon than from earning no income or tax-free income at a lower rate on such reserves.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Sub-Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

     The Strategic Income Fund, Strategic Value Fund, California Tax Free Fund and New York Tax Free Fund may enter into reverse repurchase agreements. A Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. Each of the California Tax Free Fund and New York Tax Free Fund will limit its investments in reverse repurchase agreements and other borrowing to no more than 10% of its total assets. Each of the Strategic Income Fund and Strategic Value Fund will limit its investments in reverse repurchase agreements to no more than 5% of its total assets.

 LENDING OF PORTFOLIO SECURITIES

     Each Fund, except the Tax Free Bond Fund and the Money Market Fund, may seek to increase its income by lending portfolio securities. Under guidelines adopted by the Funds' Board, such loans may be made to institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of certain of the Funds, has entered into an agency agreement with Merrill Lynch Portfolio Services, Inc. which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, under the supervision and control of the Funds' Sub-Advisers.

     As with other extensions of credit there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Sub-Adviser to be creditworthy and approved by the Board, and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. The value of securities loaned will not exceed 33% of the value of the total assets of the lending Fund. In addition, pursuant to guidelines adopted by the Board, each Fund is prohibited from lending more than 5% of its total assets to any one counterparty.

 BANK OBLIGATIONS

     Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

     Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

     Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital surplus and individual profits (as of the date of their most recently published financials) in excess of $100,000,000, or if, with respect to the obligations of other banks and savings and loan associations, such obligations are federally insured. The Equity Index Fund will not be subject to the above restriction to the extent it invests in bank obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. The Equity Index Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

 U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. See "Mortgage-Related and Other Asset-Backed Securities." The Equity Index Fund will invest in such securities only when it is satisfied that the credit risk with respect to the issuer is minimal.

 DEBT SECURITIES

     Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

 CONVERTIBLE SECURITIES

     The Capital Appreciation Fund, Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund and Value Fund may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Sub-Adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other debt instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

     Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

     As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

     Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

 ARBITRAGE

     Each Fund, except the California Tax Free Fund, Equity Index Fund, International Bond Fund, International Equity Fund, New York Tax Free Fund and Tax Free Bond Fund, may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. Although the Funds do not actively engage in arbitrage, such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund.

 FOREIGN SECURITIES

     Except for the California Tax Free Fund, Government Fund, New York Tax Free Fund and Tax Free Bond Fund, each Fund may invest, without limit, subject to the other investment policies applicable to the Fund, in U.S. dollar-denominated and non-dollar-denominated foreign debt and equity securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks. Under current SEC rules relating to the use of the amortized cost method of portfolio securities valuation, the Money Market Fund is restricted to purchasing U.S. dollar-denominated securities, but it is not otherwise precluded from purchasing securities of foreign issuers.

     Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general.

 FOREIGN CURRENCY TRANSACTIONS

     Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, each Fund, except the California Tax Free Fund, the Equity Index Fund, the Government Fund, the Money Market Fund, the New York Tax Free Fund and the Tax Free Bond Fund, may, to the extent it invests in foreign securities, enter into forward foreign currency transactions in order to protect against uncertainty in the level of future foreign currency exchange rates. Each of these Funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

     Foreign currency transactions in which the Funds may engage include forward foreign currency contracts, currency exchange transactions on a spot (i.e.,
                                                                      ----
cash) basis, put and call options on foreign currencies and foreign exchange futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

     Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served by entering into such a contract. Generally, the Sub-Adviser believes that the best interest of a Fund will be served if a Fund is permitted to enter into forward contracts under specified circumstances. First, when a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

     Second, when the Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy hedge"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

     Finally, a Fund may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

     At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     A Fund's dealing in forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. A Fund generally will not enter into a forward contract with a term of greater than one year.

     In cases of transactions which constitute "transaction" hedges, or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract. The Funds cannot assure that the techniques discussed above will be successful. Successful use of forward contracts depends on the investment manager's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currency exchange rate activity and could result in losses to the Fund if currencies do not perform as investment managers anticipate. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

     The Sub-Adviser believes active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

     A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

 FOREIGN INDEX-LINKED INSTRUMENTS

     As part of its investment program, and to maintain greater flexibility, the International Bond Fund, International Equity Fund and Strategic Income Fund may, subject to compliance with each Fund's limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

     A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument.

 BRADY BONDS

     Each of the Convertible Fund, High Yield Corporate Bond Fund, International Bond Fund, Strategic Income Fund, Strategic Value Fund and Total Return Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). Brady bonds are not considered U.S. government securities.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

 MUNICIPAL SECURITIES

     Municipal securities generally are understood to include debt obligations issued by, or on behalf of, states, territories and possessions of the United States and their political sub-divisions, agencies and instrumentalities and the District of Columbia, to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. The yields on municipal securities depend upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the municipal securities market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligations offered and the rating of the issue or issues. Municipal securities also may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of, and interest on, its or their municipal securities may be materially and adversely affected.

     Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

     Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues. They, also, are usually general obligations of the issuer.

     Bond Anticipation Notes are normally issued to provide interim financial assistance until long-term financing can be arranged. The long-term bonds then provide funds for the repayment of the notes.

     Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FHA under the FNMA or GNMA.

     Project Notes are instruments sold by the Department of Housing and Urban Development ("HUD") but issued by a state or local housing agency to provide financing for a variety of programs. They are backed by the full faith and credit of the U.S. government, and generally carry a term of one year or less.

     Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

     Municipal Bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security and credit enhancement guarantees available to them, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

     An entire issue of Municipal Bonds may be purchased by one or a small number of institutional investors such as the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act of 1933 prior to offer and sale, unless an exemption from such registration is available, Municipal Bonds which are not publicly offered may nevertheless be readily marketable. A secondary market exists for Municipal Bonds which were not publicly offered initially.

     The Tax Free Bond Fund may invest more than 25% of its total assets in Municipal Bonds the issuers of which are located in the same state and may invest more than 25% of its total assets in Municipal Bonds the security of which is derived from any one of the following categories: hospitals and health facilities; turnpikes and toll roads; ports and airports; colleges and universities; public housing authorities; general obligations of states and localities; lease rental obligations of states and local authorities; state and local housing finance authorities; municipal utilities systems; bonds that are secured or backed by the Treasury or other U.S. government guaranteed securities; or industrial development and pollution control bonds. There could be economic, business or political developments which might affect all Municipal Bonds of a similar type. However, the Fund believes that the most important consideration affecting risk is the quality of Municipal Bonds.

     The Tax Free Bond Fund may engage in short-term trading (selling securities held for brief periods of time, usually less than three months) if the Sub-Adviser believes that such transactions, net of costs including taxes, if any, would improve the overall return on its portfolio. The needs of different classes of lenders and borrowers and their changing preferences and circumstances have in the past caused market dislocations unrelated to fundamental creditworthiness and trends in interest rates which have presented market trading opportunities. There can be no assurance that such dislocations will occur in the future or that the Fund will be able to take advantage of them.

     There are, in addition, a variety of hybrid and special types of municipal obligations, such as municipal lease obligations, as well as numerous differences in the security of Municipal Bonds both within and between the two principal classifications described above. Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. These obligations, which may be secured or unsecured, are not general obligations and have evolved to make it possible for state and local governments to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with Municipal Bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the "nonappropriation" risk, many municipal lease obligations have not yet developed the depth of marketability associated with Municipal Bonds; moreover, although the obligations may be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove difficult. For the purpose of each Fund's investment restrictions, the identification of the "issuer" of Municipal Bonds which are not General Obligation Bonds is made by the Sub-Adviser on the basis of the characteristics of the Municipal Bonds as described above, the most significant of which is the source of funds for the payment of principal of and interest on such Bonds.

     In order to limit certain of these risks, the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund will not invest more than 10% (15% in the case of the Strategic Income Fund) of its total assets in municipal lease obligations that are illiquid (along with all other illiquid securities). The liquidity of municipal lease obligations purchased by the Funds will be determined pursuant to guidelines approved by the Board of Trustees. Factors considered in making such determinations may include: the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's rating; and, if the security is unrated, the factors generally considered by a rating agency.

     There may be other types of municipal securities that become available which are similar to the foregoing described municipal securities in which each Fund may invest.

     INCOME LEVEL AND CREDIT RISK  Municipal obligations are subject to the
     ----------------------------
provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal or interest on its or their municipal obligations may be materially affected. Although the Funds' quality standards are designed to minimize the credit risk of investing in Municipal Bonds, that risk cannot be entirely eliminated.

     TAX CONSIDERATIONS  With respect to the California Tax Free Fund, New York
     ------------------
Tax Free Fund and Tax Free Bond Fund, income derived by a Fund from taxable investments, including but not limited to securities lending transactions, repurchase transactions, options and futures transactions, and investments in commercial paper, bankers' acceptances and certificates of deposit will be taxable for federal, state and local income tax purposes when distributed to shareholders. Income derived by a Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders but, provided that the Fund meets the requirements of state law and properly designates distributions to shareholders, such distributions may be excludable from income for state personal income tax purposes. A portion of original issue discount relating to stripped Municipal Bonds and their coupons may also be treated as taxable income under certain circumstances.

     The Tax Reform Act of 1986 ("TRA") limited the types and volume of Municipal Bonds qualifying for the federal income tax exemption for interest, and the Code treats tax-exempt interest on certain Municipal Bonds as a tax preference item included in the alternative minimum tax base for corporate and noncorporate shareholders. In addition, all tax-exempt interest may result in or increase a corporation's liability under the corporate alternative minimum tax, because a portion of the difference between corporate "adjusted current earnings" and alternative minimum taxable income is treated as a tax preference item. Further, an issuer's failure to comply with the detailed and numerous requirements imposed by the Code after bonds have been issued may cause the retroactive revocation of the tax-exempt status of certain Municipal Bonds after their issuance. The Funds intend to monitor developments in the municipal bond market to determine whether any defensive action should be taken.

 INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS

     Industrial Development Bonds which pay tax-exempt interest are, in most cases, revenue bonds and are issued by, or on behalf of, public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments. These bonds are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

     Industrial Development and Pollution Control Bonds, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user. Industrial Development Bonds issued after the effective date of the TRA, as well as certain other bonds, are now classified as "private activity bonds." Some, but not all, private activity bonds issued after that date qualify to pay tax-exempt interest.

 VARIABLE RATE DEMAND NOTES ("VRDNS")

     The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may invest in tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest upon a short notice period prior to specified dates, generally at 30, 60, 90, 180 or 365-day intervals. The interest rates are adjustable at various intervals to the prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDN at approximately the par value of the VRDN on the adjustment date. The adjustments are typically based upon the prime rate of a bank or some other appropriate interest rate adjustment index.

     The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may also invest in VRDNs in the form of participation interests ("Participating VRDNs") in variable rate tax-exempt obligations held by a financial institution, typically a commercial bank ("Institution"). Participating VRDNs provide a Fund with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDNs from the Institution upon a specified number of days' notice, not to exceed seven days. In addition, the Participating VRDN is backed up by an irrevocable letter of credit or guaranty of the Institution. A Fund has an undivided interest in the underlying obligation and thus participates on the same basis as the Institution in such obligation, except that the Institution typically retains fees out of the interest paid or the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

 FLOATING AND VARIABLE RATE SECURITIES

     Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

     The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well.

     The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Funds' limitations on investments in such securities.

 ZERO COUPON BONDS

     The Funds, except the Equity Index Fund, may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon bonds is not distributed on a current basis but is, in effect, compounded, zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Funds must accrue and distribute every year even though a Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

 STANDBY COMMITMENTS -- OBLIGATIONS WITH PUTS ATTACHED

     The California Tax Free Fund, New York Tax Free Fund, Strategic Income Fund and Tax Free Bond Fund may purchase municipal securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Although it is not a put option in the usual sense, such a right to resell is commonly known as a "put" and is also referred to as a "standby commitment." Each Fund may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities which are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available from the same security. The Sub-Adviser understands that the Internal Revenue Service (the "IRS") has issued a revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax-exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax-exempt interest received by a regulated investment company with respect to such obligations will be tax-exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands; however, no assurance can be given that this position would prevail if challenged. In addition, there is no assurance that standby commitments will be available to a Fund, nor has the California Tax Free Fund, New York Tax Free Fund or Tax Free Bond Fund assumed that such commitments would continue to be available under all market conditions.

     A standby commitment may not be used to affect a Fund's valuation of the municipal security underlying the commitment. Any consideration paid by a Fund for the standby commitment, whether paid in cash or by paying a premium for the underlying security, which increases the cost of the security and reduces the yield otherwise available from the same security, will be accounted for by the Fund as unrealized depreciation until the standby commitment is exercised or has expired.

 WHEN-ISSUED SECURITIES

     The Funds may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal bonds, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Trust's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

     At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The Trustees do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

 MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     Each Fund may buy Mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities.

     MORTGAGE PASS-THROUGH SECURITIES  Interests in pools of mortgage-related
     --------------------------------
securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, mortgage pass-through securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

     Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

     The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation and acts as a government instrumentality under authority granted by Congress. FHLMC was formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

     If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Funds' quality standards.

     PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES  The mortgage-related
     --------------------------------------------
securities in which the Funds may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

     The California Tax Free Fund, New York Tax Free Fund and Equity Index Fund, however, may not invest in non-government mortgage pass-through securities. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the Sub-Advisers' opinion are illiquid if, as a result, more than 10% (15% in the case of the International Equity, International Bond, Strategic Income and Strategic Value Funds) of the value of the Fund's total assets will be illiquid.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)  A CMO is a hybrid between a
     ------------------------------------------
mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs are structured into multiple classes, each bearing a different stated maturity - actual maturing and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying
                                           --------
pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond Offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one CMO, more than 10% of the Fund's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of CMOs.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS  FHLMC CMOs are debt obligations
     -----------------------------------------
of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES  Other mortgage-related securities
     ---------------------------------
include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO RESIDUALS  CMO residuals are derivative mortgage securities issued by
     -------------
agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets.
In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a portfolio may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and, accordingly, CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

     CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.

     GOVERNMENT FUND  The Government Fund may invest in securities
     ---------------
collateralized by mortgages or pools of mortgages the issuer of which has qualified to be treated as a "REMIC". CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumen tality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from issue to issue and from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Government Fund will consider this rule in determining whether to invest in residual interests.

     STRIPPED MORTGAGE-BACKED SECURITIES  Stripped mortgage-backed securities
     -----------------------------------
("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES  The value of some
     ------------------------------------------------
mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of an Sub-Adviser to forecast interest rates and other economic factors correctly. If a Sub-Adviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

     Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

     OTHER ASSET-BACKED SECURITIES  Several types of asset-backed securities
     -----------------------------
have already been offered to investors, including CARS/SM/ ("Certificates for Automobile Receivables/SM/"). CARS/SM/ represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     The Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Consistent with its investment objectives and policies, a Fund also may invest in other types of asset-backed securities.

 SHORT SALES AGAINST THE BOX

     A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales against the box. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the Sub-Advisers believe are creditworthy. Short sales against the box will be limited to no more than 25% of a Fund's total assets.

 OPTIONS ON SECURITIES

     WRITING CALL OPTIONS  Any Fund, except the Money Market Fund and the Tax
     --------------------
Free Bond Fund, may sell ("write") covered call options on the portfolio securities of such Fund in an attempt to enhance investment performance. The California Tax Free Fund and New York Tax Free Fund may purchase and sell both put and call options on debt securities in standardized contracts traded on national securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ, and agreements, sometimes called "cash puts," which may accompany the purchase of a new issue of bonds from a dealer. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option--in return for a premium received--the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

     A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

     During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

     A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium.

In order to do this, the Fund makes a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security.

     A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. A closing purchase transaction for an over-the-counter option may be made only with the other party to the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price.

     Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Sub-Advisers, engage without limitation in the writing of options on U.S. government securities. Subject to the limitation that all call and put option writing transactions be covered, and limitations imposed on regulated investment companies under federal tax law, the International Bond Fund and International Equity Fund may, to the extent determined appropriate by the Sub-Adviser, engage without limitation in the writing of options on their portfolio securities.

     WRITING PUT OPTIONS  Each Fund, except the Money Market Fund and the Tax
     -------------------
Free Bond Fund, may also write covered put options. Put options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

     The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

     A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

     If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

     In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company and the Trust's intention that each Fund qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Sub-Advisers, engage without limitation in the writing of options on U.S. government securities.

     PURCHASING OPTIONS  Each Fund, except Money Market Fund and the Tax Free
     ------------------
Bond Fund, may purchase put or call options which are traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Sub-Advisers deem to be of sufficient creditworthiness so as to minimize these risks.

     The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. A Fund would buy a put option in anticipation of a decline in the market value of such securities. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security at a specified price upon exercise of the option during the option period. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

     The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

     MARRIED PUTS.  Each Fund, except the Equity Index Fund, Money Market Fund
     ------------
and Tax Free Bond Fund may engage in a strategy known as "married puts." This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale against the box (see "Short Sales Against the Box") but for various reasons is unable to
         ---
do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

     Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to
        ---
increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

     SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES Exchange markets in
     ---------------------------------------------------
U.S. government securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

     A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security. The Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, Total Return Fund and Value Fund will not purchase a put or call option if, as a result, the amount of premiums paid for all put and call options then outstanding would exceed 10% of the value of the Fund's total assets.

     The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period.

The ability of a Fund to successfully utilize options may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

 OPTIONS ON FOREIGN CURRENCIES

     Each Fund, except the California Tax Free Fund, the Equity Index Fund, the Government Fund, the Money Market Fund, the New York Tax Free Fund and the Tax Free Bond Fund, may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies for hedging purposes in a manner similar to that of the Fund's transactions in currency futures contracts or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

     Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

     A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received by the Fund.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

     A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.

     As with other kinds of options transactions, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

     Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

 SECURITIES INDEX OPTIONS

     The Funds may purchase call and put options on securities indexes (only call options on the S&P 500 Composite Price Index in the case of the Equity Index Fund) for the purpose of hedging against the risk of unfavorable price movements which may adversely affect the value of a Fund's securities. The Equity Index Fund may purchase call options on the S&P 500 Index to protect against increases in the prices of securities underlying the Index that the Equity Index Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

     Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

     A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Composite Price Index or the N.Y.S.E. Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others:
The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange. Options on other types of securities indexes, which do not currently exist, including indexes on debt securities, may be introduced and traded on exchanges in the future. If such options are introduced, the Funds will not purchase them until they have appropriately amended or supplemented the Prospectus or Statement of Additional Information, or both.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indexes on which options are based. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. In this respect, purchasing a securities index put (or call) option is analogous to the purchase of a put (or call) on a securities index futures contract.

     A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Fund may also allow options to expire unexercised.

 FUTURES TRANSACTIONS

     The California Tax Free Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, New York Tax Free Fund, Strategic Income Fund, Strategic Value Fund, Tax Free Bond Fund and Total Return Fund may purchase and sell futures contracts on debt securities and on indexes of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of a Fund's portfolio and for other appropriate risk management purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. The Government Fund may enter into futures contracts and purchase and write options on futures, which are not U.S. government securities, in order to attempt to hedge against changes in interest rates and to seek current income. Such futures contracts would obligate the Fund to make or take delivery of certain debt securities or an amount of cash upon expiration of the futures contract, although most futures positions typically are closed out through an offsetting transaction prior to expiration. The Capital Appreciation Fund, Convertible Fund, Equity Index Fund, International Equity Fund, Strategic Income Fund, Strategic Value Fund, Total Return Fund and Value Fund may purchase and sell stock index futures to hedge the equity portion of those Funds' securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). These Funds, and the International Bond Fund, may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Fund, except the California Tax Free Fund, Equity Index Fund, Government Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to applicable CFTC rules, the Funds also may enter into futures contracts traded on the following foreign futures exchanges:
Frankfurt, Tokyo, London and Paris, as long as trading on the aforesaid foreign futures exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The International Bond Fund and International Equity Fund are not limited to the above-listed exchanges.

     A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Currently, there are futures contracts based on a variety of instruments, indexes and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indexes.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     FUTURES ON DEBT SECURITIES  A futures contract on a debt security is a
     --------------------------
binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Sub-Advisers to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

     Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

     The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

     Because the only futures contracts currently available to hedge the Tax Free Bond Fund's portfolio of municipal obligations are futures on various U.S. government securities and futures on a municipal securities index, perfect correlation between that Fund's futures positions and portfolio positions may be difficult to achieve.

     SECURITIES INDEX FUTURES  A securities index futures contract does not
     ------------------------
require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

     Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indexes (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio.

     The Funds do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

     CURRENCY FUTURES  A sale of a currency futures contract creates an
     ----------------
obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract, if the Sub-Adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Sub-Adviser anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date.
If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Sub-Adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

     OPTIONS ON FUTURES  For bona fide hedging and other appropriate risk
     ------------------
management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. It is the current policy of the Trust that the Funds will purchase or write only options on futures contracts that are traded on a U.S. or foreign exchange or board of trade. The Funds also may engage in related closing transactions with respect to options on futures. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

     Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

     Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

     The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

     In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

     If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

     The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON
     --------------------------------------------------------------------
FUTURES CONTRACTS  In general, the Funds will engage in transactions in futures
-----------------
contracts and related options only for bona fide hedging and other appropriate risk management purposes, and not for speculation. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.
A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Tax Status."

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS  There are several risks
     -------------------------------------------------
associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this occurred, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

     Many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

 SWAP AGREEMENTS

     The International Bond Fund, International Equity Fund, Strategic Value Fund and Strategic Income Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular
                   ----
dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

 LOAN PARTICIPATION INTERESTS

     A Fund's investment in loan participation interests may take the form of participation interests in, assignments or novations of a corporate loan ("Participation Interests"). The Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower.
As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, a Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather a Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

     In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

     A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, a Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

     When a Fund acts as co-lender in connection with a participation interest or when a Fund acquires a participation interest the terms of which provide that a Fund will be in privity of contract with the corporate borrower, a Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, a Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring participation interests a Fund will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets a Fund's qualitative standards. There is a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider loan participation interests not subject to puts to be illiquid.

 RISKS ASSOCIATED WITH DEBT SECURITIES

     To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

 RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

     Legislation designed to limit the use of high yield bonds in corporate transactions may have a material adverse effect on a Fund's net asset value and investment practices. In addition, there may be special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. Also, distributions on account of such interest generally will be taxable to shareholders even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may have to sell some of its assets to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

                   HIGH YIELD CORPORATE BOND FUND, STRATEGIC
                      VALUE FUND AND STRATEGIC INCOME FUND

                             SPECIAL CONSIDERATIONS

     Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

     When and if available, debt securities may be purchased at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, each Fund may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Sub-Adviser, such securities have the potential for future income (or capital appreciation, if any).

     Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Funds' portfolio securities increases or decreases. Moreover, the value of the debt securities that each Fund purchases may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the net asset value of the Funds' shares.

                               EQUITY INDEX FUND

                             SPECIAL CONSIDERATIONS

     The Equity Index Fund is managed using mathematical algorithms to determine which stocks are to be purchased or sold to replicate the S&P 500 Index to the extent feasible. From time to time, adjustments may be made in the Fund's portfolio because of changes in the composition of the Index, but such changes should be infrequent. No attempt is made to manage the portfolio in the traditional sense using economic, financial and market analysis.

     The Sub-Adviser believes that the indexing approach described above is an effective method of simulating percentage changes in the S&P 500 Index.

     "Standard & Poor's", "S&P 500", "S&P", "S&P 500", "Standard & Poor's 500" and "500" are trademarks of Standard & Poor's Corporation and have been licensed for use by Monitor Capital Advisors, Inc. S&P does not sponsor, endorse, sell or promote the Fund or represent the advisability of investing in the Fund.

     The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Monitor is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Monitor or the Fund. S&P has no obligation to take the needs of Monitor or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Monitor, owners of the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


                               TOTAL RETURN FUND

                             SPECIAL CONSIDERATIONS

     Although the Total Return Fund does not intend to seek short-term profits, securities in its portfolio will be sold whenever the Sub-Adviser believes it is appropriate to do so without regard to the length of time the particular security may have been held, subject to certain tax requirements for qualification as a regulated investment company under the Code. A high turnover rate involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. The Fund engages in portfolio trading if it believes a transaction, net of costs (including custodian charges), will help in achieving its investment objective.


              CALIFORNIA TAX FREE FUND AND NEW YORK TAX FREE FUND

                             SPECIAL CONSIDERATIONS

                                [TO BE UPDATED]

 RISK FACTORS AFFECTING CALIFORNIA MUNICIPAL SECURITIES

     The following information as to certain California State ("State") risk factors is given to investors in view of the policy of the MainStay California Tax Free Fund of concentrating its investments in California municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of California and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

     Certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations of the State. Obligations of the State or local governments may also be affected by budgetary pressures affecting the State and economic conditions in the State. The following information constitutes only a brief summary and is not intended as a complete description.

     Certain of the California municipal securities in which the Fund may invest may be obligations of issuers which rely in whole or in part on California State revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the State assumes certain obligations theretofore paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and their various entities, is unclear.

     Certain of the California municipal securities may be obligations of issuers who rely in whole or in part on ad valorem real property taxes as a source of revenue. On June 6, 1978, Proposition 13 added Article XIIIA to the California Constitu tion. The effect of Article XIIIA is to limit ad valorem taxes on real property and to restrict the ability of taxing entities to increase real property tax revenues.

     Legislation enacted by the California legislature to implement Article XIIIA (Statutes of 1978, Chapter 292, as amended) provides that notwithstanding any other law, local agencies may not levy any ad valorem property tax except to pay debt service on indebtedness approved by the voters prior to July 1, 1978, and that each county will levy the maximum tax permitted by Article XIIIA of $4.00 per $100 assessed valuation. The apportionment of property taxes in fiscal years after 1978-79 was revised pursuant to Statutes of 1979, Chapter 282, which provides relief funds from State moneys beginning in fiscal year 1979-80 and is designed to provide a permanent system for sharing State taxes and budget funds with local agencies. Under Chapter 282, cities and counties receive more of the remaining property tax revenues collected under Proposition 13 instead of direct State aid. School districts receive a correspondingly reduced amount of property taxes, but receive compensation directly from the State and are given additional relief.

     On November 4, 1986, California voters approved an initiative statute known as "Proposition 62." This statute (i) requires that any tax for general governmental purposes imposed by local governments be approved by resolution or ordinance adopted by a two-thirds vote of the governmental entity's legislative body and by a majority vote of the electorate of the governmental entity; (ii) requires that any special tax (defined as taxes levied for other than general governmental purposes) imposed by a local governmental entity be approved by a two-thirds vote of the voters within that jurisdiction; (iii) restricts the use of revenues from a special tax to the purposes or for the service for which the special tax was imposed; (iv) prohibits the imposition of ad valorem taxes on real property by local governmental entities except as permitted by Article XIIIA of the California Constitution; (v) prohibits the imposition of transaction taxes and sales taxes on the sale of real property by local governments; (vi) requires that any tax imposed by a local government on or after August 1, 1985 be ratified by a majority of the electorate within two years of the adoption of the initiative or be terminated by November 15, 1988;
(vii) requires that, in the event a local government fails to comply with the provisions of this measure, a reduction in the amount of tax revenue allocated to such local government occur in an amount equal to the revenues received by such entity attributable to the tax levied in violation of the initiative; and
(viii) permits these provisions to be amended exclusively by the voters of the State of California. In September 1988, the California Court of Appeals held that it was unconstitutional to require that local tax measures be submitted to the electorate, as described in (vi) above.

     In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by non-charter cities in California without voter approval.

     In November 1996, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 will also limit the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously-authorized taxes, assessments, fees and charges.

     The State is subject to an annual appropriations limit imposed by Article XIIIB of the State Constitution (the "Appropriations Limit"). The Appropriations Limit does not restrict appropriations to pay debt service on the bonds or other voter-authorized bonds. Article XIIIB prohibits the State from spending "appropriations subject to limitation" in excess of the Appropriations Limit. "Appropriations subject to limitation," with respect to the State, are authorizations to spend "proceeds of taxes," which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed "the cost reasonably borne by that entity in providing the regulation, product or service," but "proceeds of taxes" exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees and certain other non-tax funds.

     Not included in the Appropriations Limit are appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government and, pursuant to Proposition 111, appropriations for qualified capital outlay projects and appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., increased cigarette and tobacco taxes enacted by Proposition 99 in 1988). The Appropriations Limit may also be exceeded in cases of emergency.

     The State's Appropriations Limit in each year is based on the limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college ("K-14") districts. As amended by Proposition 111, the Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate "proceeds of taxes" received over such a two-year period above the combined Appropriations Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

     The legislature enacted legislation to implement Article XIIIB which defines certain terms used in Article XIIIB and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor's Budget, and thereafter to be subject to the budget process and established in the Budget Act.

     On November 9, 1988, the State's voters approved Proposition 98, a combined initiative constitutional amendment and statute called the "Classroom Instructional Improvement and Accountability Act." Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. Under Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990), K-14 schools are guaranteed the greater of (a) in general, a fixed percent of General Fund revenues ("Test 1"),
(b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in the cost of living (measured as in Article XIIIB by reference to State per capita personal income) and enrollment ("Test 2"), or (c) a third test, which would replace Test 2 in any year when the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income ("Test 3"). Under Test 3, schools would receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus an additional small adjustment factor. If Test 3 is used in any year, the difference between Test 3 and Test 2 would become a "credit" to schools which would be the basis of payments in future years when per capita General Fund revenue growth exceeds per capita personal income growth. Legislation adopted prior to the end of the 1988-89 fiscal year, implementing Proposition 98, determined the K-14 schools' funding guarantee under Test 1 to be 40.3 percent of the General Fund tax revenues, based on 1986-87 appropriations. The percentage has been adjusted to approximately 35 percent to account for a subsequent redirection of local property taxes, since such redirection directly affects the share of General Fund revenues to schools.

     Proposition 98 permits the legislature by two-thirds vote of both houses, with the Governor's concurrence, to suspend the K-14 schools' minimum funding formula for a one-year period. Proposition 98 also contains provisions transferring certain

State tax revenues in excess of the Article XIIIB limit to K-14 schools.

     During the recent recession, General Fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The legislature responded to these developments by designating "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements, and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. In 1992, a lawsuit was filed, called California Teachers'
                                                    --------------------
Association v. Gould, which challenged the validity of these off-budget loans.
--------------------
As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. The formal settlement required adoption of legislation satisfactory to the parties to implement its terms, which has occurred. The court gave final approval of the settlement in late July, 1996.

     The settlement provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State's share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period of 1994-95 through 2001-02 to mitigate any adverse fiscal impact. The Director of Finance has certified that a settlement has occurred, allowing approximately $351 million in appropriations from the 1995-96 fiscal year to be disbursed to schools in August 1996.

     Substantially increased General Fund revenues, above initial budget projections, in the fiscal year 1994-95 and thereafter have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets. Because of the State's increasing revenues, per-pupil funding at the K-12 level has increased by about 22% from the level in place from 1991-92 through 1993-94, and is estimated at about $5,150 per ADA in 1997-
98. A significant amount of the "extra" Proposition 98 monies in the last few years have been allocated to special programs, most particularly an initiative to allow each classroom from grades K-3 to have no more than 20 pupils by the end of the 1997-98 school year. There are also new initiatives for reading skills and to upgrade technology in high schools.

     Certain California municipal securities in the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the home mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period for foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of home mortgages or deeds of trust securing an issuer's obligations.

     Certain California municipal securities in the Fund may be obligations which finance the acquisition of single family home mortgages for low- and moderate-income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to the California statutory limitations described above applicable to obligations secured by real property. Under California anti-deficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage.

     Under California law, mortgage loans secured by single family owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years of the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20 percent of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which financed such home mortgages.

     On January 17, 1994, a major earthquake measuring an estimated 6.8 on the Richter Scale struck Los Angeles. Significant property damage to private and public facilities occurred in a four-county area including northern Los Angeles County, Ventura County, and parts of Orange and San Bernardino Counties. The possibility exists that another such earthquake could create a major dislocation of the State economy.

     Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 making a fundamental reform of the current welfare system. Among many provisions, the Law includes: (i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families (TANF), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.

     As part of the 1997-98 Budget Act legislative package, the Legislature and Governor agreed on a comprehensive reform of the State's public assistance programs to implement the new federal law. The new basic State welfare program is called California Work Opportunity and Responsibility to Kids Act ("CalWORKs"), which replaces the former Aid to Families with Dependent Children
(AFDC) and Greater Avenues to Independence (GAIN) programs effective January 1, 1998. Consistent with the federal law, CalWORKs contains new time limits on receipt of welfare aid, both lifetime as well as for any current period of aid. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements. Administration of the new Welfare-to-Work programs will be largely at the county level, and counties are given financial incentives for success in this program.

     Although the long-term impact of the new federal Law and CalWORKs cannot be determined until there has been more experience, the State does not presently anticipate that these new programs will have an adverse financial impact on the General Fund. Overall TANF grants from the federal government are expected to equal or exceed the amounts the State would have received under the old AFDC program.

     Pressures on the State's budget in the late 1980's and early 1990's were caused by a combination of external economic conditions (including a recession which began in 1990) and growth of the largest General Fund Programs - K-14 education, health, welfare and corrections - at rates faster than the revenue base. During this period, expenditures exceeded revenues in four out of six years up to 1992-93, and the State accumulated and sustained a budget deficit approaching $2.8 billion at its peak at June 30, 1993. Between the 1991-92 and 1994-95 Fiscal Years, each budget required multibillion dollar actions to bring projected revenues and expenditures into balance, including significant cuts in health and welfare program expenditures; transfers of program responsibilities and funding from the State to local governments; transfer of about $3.6 billion in annual local property tax revenues from other local governments to local school districts, thereby reducing State funding for schools under Proposition 98; and revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration.

     Despite these budget actions, the effects of the recession led to large, unanticipated budget deficits. By the 1993-94 Fiscal Year, the accumulated deficit was so large that it was impractical to budget to retire it in one year, so a two-year program was implemented, using the issuance of revenue anticipation warrants to carry a portion of the deficit over the end of the fiscal year. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95, again using cross-fiscal year revenue anticipation warrants to partly finance the deficit into the 1995-96 fiscal year.

     Another consequence of the accumulated budget deficits, together with other factors such as disbursement of funds to local school districts "borrowed" from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. When the Legislature and the Governor failed to adopt a budget for the 1992-93 Fiscal Year by July 1, 1992, which would have allowed the State to carry out its normal annual cash flow borrowing to replenish its cash reserves, the State Controller issued registered warrants to pay a variety of obligations representing prior years' or continuing appropriations, and mandates from court orders. Available funds were used to make constitutionally-mandated payments, such as debt service on bonds and warrants. Between July 1 and September 4, 1992, when the budget was adopted, the State Controller issued a total of approximately $3.8 billion of registered warrants.

     For several fiscal years during the recession, the State was forced to rely on external debt markets to meet its cash needs, as a succession of notes and revenue anticipation warrants were issued in the period from June 1992 to July 1994, often needed to pay previously maturing notes or warrants. These borrowings were used also in part to spread out the repayment of the accumulated budget deficit over the end of a fiscal year, as noted earlier. The last and largest of these borrowings was $4.0 billion of revenue anticipation warrants which were issued in July, 1994 and matured on April 25, 1996.

     The State's financial condition improved markedly during the 1995-96 and 1996-97 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The State's cash position also improved, and no external deficit borrowing has occurred over the end of these two fiscal years.

     The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96 and $1.6 billion in 1996-97) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid. The accumulated budget deficit from the recession years was finally eliminated. In the Governor's 1998-99 Budget Proposal, released January 9, 1998, the Department of Finance reported that the State's budget reserve (the SFEU) totaled $461 million as of June 30, 1997.

     On January 9, 1997, the Governor released his proposed budget for the 1997-98 Fiscal Year (the "Proposed Budget"). The Proposed Budget estimated General Fund revenues and transfers of about $50.7 billion, and proposed expenditures of $50.3 billion. In May 1997, the Department of Finance increased its revenue estimate for the upcoming fiscal year by $1.3 billion, in response to the continued strong growth in the State's economy.

     In May, 1997, action was taken by the California Supreme Court in an ongoing lawsuit, PERS v. Wilson, which made final a judgment against the State requiring an immediate payment from the General Fund to the Public Employees Retirement Fund ("PERF") to make up certain deferrals in annual retirement fund contributions which had been legislated in earlier years for budget savings, and which the courts found to be unconstitutional. On July 30, 1997, following a direction from the Governor, the Controller transferred $1.228 billion from the General Fund to the PERF in satisfaction of the judgment, representing the principal amount of the improperly deferred payments from 1995-96 and 1996-97.

     In late 1997, the plaintiffs filed a claim with the State Board of Control for payment of interest under the Court rulings in an amount of $308 million. The Department of Finance has recommended approval of this claim. If approved by the Board of Control, the claim would become part of a claims bill to be paid in the 1998-99 Fiscal Year.

     Once the pension payment of $1.228 billion eliminated essentially all the "increased" revenue in the budget, final agreement was reached within a few weeks on a welfare reform package and the remainder of the budget. The Legislature passed the Budget Bill on August 11, 1997, along with numerous related bills to implement its provisions. On August 18, 1997, the Governor signed the Budget Act, but vetoed approximately $314 million of specific spending items, primarily in health and welfare and education areas from both the General Fund and Special Funds. Most of this spending (approximately $200 million) was restored in later legislation passed before the end of the Legislative Session.

     The Budget Act anticipated General Fund revenues and transfers of $52.5 billion (a 6.8 percent increase over the final 1996-97 amount), and expenditures of $52.8 billion (an 8.0 percent increase from the 1996-97 levels). The Budget Act also included Special Fund expenditures of $14.4 billion (as against estimated Special Fund revenues of $14.0 billion), and $2.1 billion of expenditures from various Bond Funds. Following enactment of the Budget Act, the State implemented its normal annual cash flow borrowing program, issuing $3.0 billion of notes which mature on June 30, 1998.

     The following were major features of the 1997-98 Budget Act:

     1. For the second year in a row, the Budget contained a large increase in funding for K-14 education under Proposition 98, reflecting strong revenues which exceeded initial budgeted amounts. Part of the nearly $1.75 billion in increased spending was allocated to prior fiscal years. Funds were provided to fully pay for the cost-of-living-increase component of Proposition 98, and to extend the class size reduction and reading initiatives.

     2. The Budget Act reflected the $1.228 billion pension case judgment payment, and brought funding of the State's pension contribution back to the quarterly basis which existed prior to the deferral actions which were invalidated by the courts.

     3. Funding from the General Fund for the University of California and California State University was increased by about

6 percent ($121 million and $107 million, respectively), and there was no increase in student fees.

     4. Because of the effect of the pension payment, most other State programs were continued at 1996-97 levels, adjusted for caseload changes.

     5. Health and welfare costs were contained, continuing generally the grant levels from prior years, as part of the initial implementation of the new CalWORKs program.

     6. Unlike prior years, this Budget Act did not depend on uncertain federal budget actions. About $300 million in federal funds, already included in the federal FY 1997 and 1998 budgets, was included in the Budget Act, to offset incarceration costs for illegal aliens.

     7. The Budget Act contained no tax increases, and no tax reductions. The Renters Tax Credit was suspended for another year, saving approximately $500 million.

     At the end of the Legislative Session on September 13, 1997, the Legislature passed and the Governor later signed several bills encompassing a coordinated package of fiscal reforms, mostly to take effect after the 1997-98 Fiscal Year. Included in the package are a variety of phased-in tax cuts, conformity with certain provisions of the federal tax reform law passed earlier in the year, and reform of funding for county trial courts, with the State to assume greater financial responsibility. The Department of Finance estimates that the major impact of these fiscal reforms will occur in Fiscal Year 1998-99 and subsequent years.

     On January 9, 1998, the Governor released his Budget Proposal for the 1998-99 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects total General Fund revenues and transfers of $55.4 billion, a $2.5 billion increase (4.7 percent) over revised 1997-98 revenues. This revenue increase takes into account reduced revenues of approximately $600 million from the 1997 tax cut package, but also assumes approximately $500 million additional revenues primarily associated with capital gains realizations. The Governor's Budget notes, however, that capital gains activity and the resultant revenues derived from it are very hard to predict.

     Total General Fund expenditures for 1998-99 are recommended at $55.4 billion an increase of $2.4 billion (4.5 percent) above the revised 1997-98 level. The Governor's Budget includes funds to pay the interest claim relating to the court decision on pension fund payments, PERS v. Wilson. The Governor's Budget projects that the State will carry out its normal intra-year cash flow external borrowing in 1998-99, in an estimated amount of $3.0 billion. The Governor's Budget projects that the budget reserve, the SFEU, will be $296 million at June 30, 1999, slightly lower than the projected level at June 30, 1998 PERS liability.

     The Governor's Budget projects Special Fund revenues of $14.7 billion, and Special Fund expenditures of $15.2 billion, in the 1998-99 Fiscal Year. A total of $3.2 billion of bond fund expenditures are also proposed.

     On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code, after reports that the Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Funds and the County. More than 200 other public entities, most of which, but not all, are located in the County, were also depositors in the Funds. The bankruptcy filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. On June 12, 1996, it emerged from bankruptcy after the successful sale of $880 million in municipal bonds allowed the County to pay off the last of its creditors. On January 7, 1997, the County returned to the municipal bond market with a $136 million bond issue maturing in 13 years at an insured yield of 7.23%.

     The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

     Due to the State's continuing budget problems, the State's general obligation bonds were downgraded in July 1994 from A1" to "Aa" by Moody's, from "A+" to "A" by S&P. The ratings companies expressed uncertainty in the State's ability to balance its budget by 1996. However, on July 30, 1996, citing the State's improving economy and budget situation, S&P upgraded the State's general obligation bonds from "A" to "A+." There can be no assurance that such ratings will continue for any given period of time or that they will not in the future be further revised or withdrawn.

 RISK FACTORS AFFECTING NEW YORK MUNICIPAL SECURITIES

     The following information as to certain New York State ("State") and New York City ("City") risk factors is given to investors in view of the policy of the MainStay New York Tax Free Fund of concentrating its investments in New York municipal issuers. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of New York and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

     There are a number of methods by which the State may incur debt. The State may issue general obligations bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

     The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes; and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State's authorities ("Authorities"). Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State.

     The State also employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. The fiscal stability of the State is related in part to the fiscal stability of its public authorities.

     Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are diverted, the affected localities could seek additional State assistance. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. The Metropolitan Transit Authority (the "MTA") receives the bulk of this money in order to provide transit and commuter services.

     In 1990, as part of a State fiscal reform program, legislation was enacted creating the "New York Local Government Assistance Corporation" ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. Over a period of years, the issuance of those long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. In addition, the legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded.

     On January 6, 1992, Moody's lowered from "A" to "Baa1" its rating of those State bonds that are backed by annual legislative appropriations. As of September 1997, S&P rated the same bonds as "BBB+" On February 11, 1997, Moody's downgraded its rating of the State's general obligation bonds from "A" to "A2." On January 13, 1992, S&P lowered its rating of the State's general obligation bonds from "A" to "A-." As of September 1997, S&P rated general obligation bonds as an "A".

     The Governor presented his 1998-99 Executive Budget to the Legislature on January 20, 1998. The Executive Budget contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed estimates of receipts and a proposed Capital Program and Financing Plan for the 1997-98 through 2002-03 fiscal years. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan to be released on or before February 19, 1998. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in this Update.

     The 1998-99 Financial Plan is projected to be balanced on a cash basis in the General Fund. Total General Fund receipts, including transfers from other funds, are projected to be $36.22 billion, an increase of $1.02 billion over projected receipts in the current fiscal year. Total General Fund disbursements, including transfers to other funds, are projected to be $36.18 billion, an increase of $1.02 billion over the projected expenditures (including prepayments), for the current fiscal year. As compared to the 1997-98 State Financial Plan, the Executive Budget proposes year-to-year growth in General Fund spending of 2.89 percent. State Funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 8.5 percent. Spending from All Governmental Funds (excluding transfers) is proposed to increase by 7.6 percent from the prior fiscal year.

     Current law and programmatic requirements are primarily responsible for the year-to-date growth in General Fund spending. These include a current law increase in school aid ($607 million), cost and enrollment growth in handicapped education ($91 million) and Medicaid ($212 million), and employee contract increases and inflation adjustments for State agency operations. The Executive Budget also includes increases of $84 million for corrections programs to cover new capacity demands and $152 million for mental health programs to finance current law increases and the expansion of community beds. Other spending growth reflects a requested increase of $108 million for the Judiciary and $117 million for long-term transfers due to the financing of CEFAP from resources available in 1997-98, $37 million in welfare assistance savings, $36 million from lower spending in General State charges, and $68 million in lower transfers primarily due to the elimination of the Lottery transfer made in 1997-98.

     The 1998-99 Financial Plan projects that the State will end 1998-99 with a closing balance in the General Fund of $500 million, which reflects $400 million in the TSRF and $100 million in the CRF, following an anticipated deposit of $35 million in the latter fund during the year. Detailed explanations of the 1998-99 Financial Plan follow a discussion of the economic outlook.

     Moderate growth is projected to continue in 1998 and 1999 for employment, wages and personal income, although the growth rates will lessen gradually during the course of the two years. Personal income is estimated to grow by 5.4 percent in 1997, fueled in part by a continued large increase in financial sector bonus payments, and is projected to grow 4.7 percent in 1998 and 4.4 percent in 1999. Increases in bonus payments at year-end 1998 are projected to be modest, a substantial change from the rate of increase of the last few years. Overall employment growth is expected to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.

     The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-98 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.

     The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.

     General Fund receipts in 1998-99 will also be affected by the loss of certain one-time receipts recorded in 1997-98, the largest of which include approximately $200 million in retroactive federal reimbursements for prior-year social service spending recorded as a transfer from other funds and about $55 million in retroactive assessments on Office of Mental Retardation and Developmental Disabilities facilities that were received in 1997-98 as miscellaneous receipts. Estimates for 1998-99 also reflect the loss of one-time receipts from a tax amnesty program.

     Personal income tax collections in the General Fund are projected to increase by $1.32 billion over 1997-98, from $18.50 billion to $19.82 billion. The increase reflects growth in constant law liability of over six percent in 1998, down from an estimated 12 percent growth in 1997. Growth in personal income tax liability in 1997 benefitted from a temporary surge in capital-gains income in response to 1997 reductions in the federal tax rate on such income.
In addition to the General Fund receipts, approximately $724 million in personal income tax collections will be deposited in special revenue funds to finance the School Tax Assistance Program (STAR).

     User tax collections and fee receipts are projected to reach $7.2 billion in 1988-99, an increase of $144 million over the current year. The largest source of receipts in this category is the sales and use tax, which accounts for nearly 80 percent of projected receipts. Sales tax receipts are the most responsive to economic trends such as nominal growth in income, prices, employment, and consumer confidence. The strong growth in income experienced this year produced continuing growth in the base of the sales and use tax of 5.2 percent in 1997-98. The sales tax growth rate projected for the coming year is expected to be marginally higher.

     The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.

     In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.

     Receipts from other taxes, which include taxes on estate and gifts, real property gains, and pari-mutuel wagering, are projected to total $1.01 billion in 1998-99, a decline of $78 million from the current year. The main reason for the decline is an expected fall in the number and value of large estate tax payments from the extraordinary level achieved in 1997-98. The decline also reflects the first full-year impact of the repeal of the gains tax.

     Miscellaneous receipts, which include license revenues, fee and fine income, investment income and abandoned property proceeds, as well as the yield of the largest share of the State's medical provider assessments, are projected to fall from $1.57 billion in the current year to $1.4 billion in 1998-99, a decline of $170 million. The decline is largely a result of the loss of over $90 million in one-time transactions and $56 million in statutory reductions in medical provider assessments.

     Transfers to the General Fund from other funds consist primarily of tax revenues in excess of debt service requirements. Proceeds from the one-cent sales tax in excess of those used to support debt service payments to the Local Government Assistance Corporation (LGAC) account for 85 percent of the 1998-99 receipts in this category. LGAC transfers to the General Fund are projected to increase by $72 million to $1.55 billion in 1998-99, consistent with estimates for sales and use receipts. Other transfers periodically include non-recurring transactions, which result in significant annual increases and decreases for this category. All other transfers are projected to decrease by $250 million to $270 million in 1998-99 and thereafter.

     The 1998-99 Financial Plan projects General Fund disbursements of $36.18 billion, an increase of $1.02 billion over projected spending for the current year.

     Disbursements from the category of Grants to Local Governments constitute approximately 67.9 percent of all General Fund spending, and include payments to local governments, non-profit providers and individuals. Disbursements in this category are projected to increase by $931 million to $24.55 billion in 1998-99, or 3.9 percent above 1997-98. The largest increases are for school aid and Medicaid.

     School aid is projected at $9.47 billion in 1998-99, an increase of $607 million on a State fiscal year basis. This increase funds both the balance of aid payable for the 1997-98 school year and a proposed 1998-99 school year increase of $518 million. Medicaid costs are estimated to increase $212 million to $5.68 billion, about the same spending level as in 1994-95. After adjusting 1997-98 spending for the one-time acceleration of a 53rd weekly Medicaid payment scheduled for 1998-99, Medicaid spending is projected to increase by $348 million or 6.5 percent. The adjustment eliminates this extraordinary payment in 1997-98 for purposes of comparison with 1998-99. Spending in local assistance programs for higher education, handicapped education, mental hygiene, local public health and revenue sharing are also proposed to increase.

     Support for State operations, which pays for the costs of operating the Executive, Legislative, and Judicial branches of government, is projected to increase by $524 million to $6.73 billion, or 8.4 percent higher than 1997-98. This projected increase is primarily due to costs associated with an additional 27th payroll and current collective bargaining agreements, the loss of Federal disproportionate share receipts that offset General Fund spending in mental hygiene programs, and a $108 million requested increase in the Judiciary's budget. Adjusting for the extra payroll, State operations spending increases by a projected 6.1 percent. The State workforce is roughly 191,000 at present and is projected to remain stable over the year.

     Total spending in General State charges is projected to decline slightly from 1997-98 to $2.23 billion. This annual decline reflects projected decreases in one-time costs for pension and Court of Claims payments, offset by projected increases for health insurance contributions, social security costs, and the loss of reimbursements due to a reduction in the fringe benefit rate charged to positions financed by non-General funds.

     Transfers in support of debt service are projected to grow at 5.8 percent in 1998-99, from $2.03 billion to $2.15 billion. Transfers in support of capital projects for 1998-99 are estimated to total $190 million, a decrease of $453 million from 1997-98, reflecting the absence of one-time transfers for the Hudson River Park and CEFAP in 1997-98.

     All other transfers reflect remaining transfers from the General Fund to other funds. These transfers decline by $68 million to $323 million in 1998-99, reflecting non-recurring transfers in 1997-98 to the State University Tuition Stabilization Fund ($29 million) and to the Lottery fund to support school aid as a result of lower-than-projected 1997-98 Lottery receipts ($70 million), offset by a $34 million increase in the State subsidy to the Roswell Park Cancer Institute.

     The Division of the Budget estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.

     For 1998-99, the Financial Plan projects disbursements of $30.16 billion from Special Revenue Funds (SRFs), an increase of $2.32 billion or 8.3 percent over 1997-98. Disbursements in State SRFs are projected at $8.29 billion, an increase of $1.09 billion or 15.2 percent from 1997-98. Disbursements from federal funds, which account for approximately three-quarters of all SRF spending, are estimated at $21.87 billion in 1998-99, an increase of $1.22 billion or 5.9 percent from 1997-98.

     The implementation of the first phase of the STAR program accounts for $724 million of the 1.09 billion increase in proposed State SRF spending in 1998-99. Other projected State SRF spending increases include: $149 million in additional operating assistance for mass transit systems; $82 million to expand the Child Health Plus program, which provides health insurance for uninsured children under 19 years of age; and $138 million for various State agency activities. Spending from the State Lottery Fund is projected to increase slightly over 1997-98, while disbursements from the Indigent Care Fund are projected to remain flat.

     The $1.22 billion year-to-year growth in federal SRF spending is primarily due to increases in Medicaid ($433 million), Children and Family Assistance Programs ($297 million), education programs ($172 million), the expanded Child Health Plus program ($144 million), and the welfare program ($50 million).

     Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services;

$228 million for SUNY and CUNY; $290 million for mental hygiene projects; and $375 million for CEFAP.

     The projected 1998-99 General Fund cash flow will not depend on either short-term spring borrowing or the issuance of LGAC bonds. The new-money bond issuance portion of the LGAC program was completed in 1995-96, and provisions prohibiting the State from returning to a reliance upon cash flow manipulation to balance its budget will remain in bond covenants until the LGAC bonds are retired.

     The 1998-99 cash flow projects substantial closing balances in each quarter of the fiscal year, with excesses in receipts over disbursements in every quarter of the fiscal year and no monthly balance (prior to March) lower than $1.5 billion. The closing fund balance is projected at $500 million.

     The Executive Budget projects budget gaps of approximately $1.75 billion in 1999-00 growing to $3.75 billion in 2000-01.

     General Fund receipts are projected at $36.14 billion and $35.75 billion for 1999-00 and 2000-01, respectively. The receipt projections were prepared on the basis of an economic forecast of a steadily growing national economy, in an environment of low inflation and slow employment growth. The forecast for the State's economic performance likewise is for slow but steady economic growth. Personal income is expected to rise between 4.25 and 4.5 percent over this period, with average total employment growth of slightly less than one percent a year. Private sector employment is expected to rise slightly more rapidly.

     Statutory changes affecting General Fund receipts are dominated by the dedication of a portion of the income tax to fund school tax reductions under STAR. Personal income receipts dedicated to STAR are estimated at $1.39 billion in 1999-00 and at $2.04 billion in 2000-01. The General Fund tax relief provided by the estate and gift tax reduction program, sales tax reductions and other 1997 enactments further reduce taxes and fees by roughly $1 billion by the last year of the forecast period. Other 1998-99 budget proposals that lower General Fund taxes and fees will annualize to approximately $110 million in 1999-00 and $100 million in 2000-01.

     The receipt projections reflect constant law income tax liability growth of approximately 5.3 percent annually and sales tax growth averaging slightly less than 5 percent over the period. Constant law business tax liability is projected to rise slowly over the two years.

     Miscellaneous receipt projections reflect $250 million in each of the outyears as the potential State benefit from a broader national settlement involving tobacco taxes and health liability.

     Disbursements from the General Fund are projected at $37.84 billion in 1999-00 and $39.45 billion in 2000-01, after assuming implementation of spending proposals contained in the Executive Budget, the value of which is annualized and assumed to continue. The projections include additional school aid increases of roughly 7 percent annually to finance present law and implement proposals enacted under the STAR/School Aid program. Additional funding to implement welfare reform is also included, as well as funding for mental health community reinvestment, prison expansion, and other previous multi-year spending commitments. Growth in General Fund Medicaid spending is projected at just over 6 percent annually. Other spending growth is projected to follow recent trends. Consistent with past practice, funding is not included for any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year.

     Savings actions totaling $600 million in 1999-00 and growing to $800 million in 2000-01 are assumed in these spending projections. It is expected that the 1999-00 Financial Plan will include continued actions by State agencies to deliver services more efficiently, continued savings from workforce management efforts, aggressive efforts to maximize federal and other non-General Fund spending offsets, and other efforts to control State spending.

     The Governor is required by law to propose a balanced budget each year. In order to address any potential remaining budget gap, the Governor is expected to make additional proposals to bring receipts in line with disbursements. The State has closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion in its 1995-96, 1996-97 and 1997-98 fiscal years, respectively.

     The Division of the Budget believes that the economic assumptions and projections of receipts and disbursements accompanying the 1998-99 Executive Budget are reasonable. However, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. For example, there can be no assurance that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 1998-99 or in future fiscal years.

     Uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. This risk includes either a financial market or broader economic "correction" during the period, a risk heightened by the relatively lengthy expansions currently underway. The securities industry is more important to the New York economy than the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels. In addition, a normal "forecast error" of one percentage point in the expected growth rate could cumulatively raise or lower receipts by over $1 billion by the last year of the 1998 through 2001 projection period. On the other hand, the national or State economy may continue to perform better than projected, which could produce beneficial short-term results in State receipts.

     On August 11, 1997 President Clinton exercised his line item veto powers to cancel a provision in the Federal Balanced Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by federal legislation in 1987 and 1991. However, the federal Health Care Financing Administration (HCFA) regulations governing the use of provider taxes require the State to seek waivers from HCFA that would grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.

     The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million.

     On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The

Governor has stated that this proposal does not appear to address all of the State's concerns, and negotiations are ongoing between the State and HCFA. In addition, the City of New York and other affected parties in the health care industry have filed a lawsuit challenging the constitutionality of the President's line item veto.

     On July 31, 1997, the New York State Tax Appeals Tribunal delivered a decision involving the computation of itemized deductions and personal income taxes of certain high income taxpayers. By law, the State cannot appeal the Tribunal's decision. The decision will lower income tax liability attributable to such taxpayers for the 1997 and earlier open tax years, as well as on a prospective basis. The impact of this decision on receipts estimates for the current and future fiscal years will be reflected in the Financial Plan and Financial Plan Update that will accompany the 1998-99 Executive Budget.

     Section 22-c of the State Finance Law, as amended by Chapter 389 of the Laws of 1997, now requires the Governor to submit the five-year Capital Program and Financing Plan with the Executive Budget. That Plan also is required to be updated by the later of July 30 or 90 days after enactment of the State budget.

     The Update to the five-year Capital Program and Financing Plan was released on November 18, 1997. The Update reflected voter disapproval of the School Facility Health and Safety Bond Act, additional issuances for 1997-98 of approximately $225 million for CEFAP, $42 million for the Albany County Airport, and $228 million in Certificates of Participation (COPs) to finance welfare information systems.

     The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.

     As a result of these changes, the State's 1997-98 borrowing plan now reflects: $501 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper; the issuance of $83 million in COPs for equipment purchases; and approximately $1.8 billion in borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary through the end of the fiscal year.

     On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families program
(TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

     The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

     Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

     The Division of the Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from any projections. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

     In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     Constitutional challenges to State laws have limited the amount of taxes which political subdivisions can impose on real property. In 1979, the State's highest court declared unconstitutional a State law allowing localities and school districts to impose a special increase in real estate property taxes in order to raise funds for pensions and other uses. Additional court actions have been brought against the State, certain agencies and municipalities relating to financing, the amount of real estate tax, the use of tax revenues and other matters.

     An additional risk to the 1998-99 State Financial Plan arises from the potential impact of certain litigation now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements.

     Certain litigation pending against the State, its subdivisions and their officers and employees could have a substantial and long-term adverse effect on State finances. The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. Because of the prospective nature of these proceedings, no estimate of the potential loss can be made.

     The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws.

     Included in the State's outstanding litigation are a number of cases challenging the legality or the adequacy of a variety of significant social welfare programs primarily involving the State's Medicaid and mental health programs. Adverse judgments in these matters generally could result in injunctive relief coupled with prospective changes in patient care which could require substantial increased financing of the litigated programs in the future. Because of the prospective nature of these matters, no provision for this potential exposure has been made in the accompanying general purpose financial statements.

     Actions commenced by several Indian nations claim that significant amounts of land were unconstitutionally taken from the Indians in violation of various treaties and agreements during the eighteenth and nineteenth centuries. The claimants seek recovery of approximately six million acres of land as well as compensatory and punitive damages.

     In addition, the State is party to other claims and litigation which its legal counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position.

     The fiscal health of the State may also be affected by the fiscal health of New York City ("the City"), which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

     Both the State and City face potential economic problems which could seriously affect the ability of both the State and City to meet their financial obligations. The economic problems of New York City adversely affect the State in numerous ways. In addition, for decades the State economy has grown more slowly than that of the nation as a whole, resulting in a decline in the position of New York as one of the country's wealthier states. The causes of this decline are varied and complex and some causes reflect international and national trends beyond the State's and City's control.

     Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-1999 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

     Seventeen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

     From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities.
If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing State assistance in the future.

 SPECIAL CONSIDERATIONS AFFECTING PUERTO RICO

     The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the Commonwealth or Puerto
Rico) and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico and its agencies and instrumentalities. Such information, however, has not been independently verified by the Trust.

     The economy of Puerto Rico is closely integrated with that of the United States. Since 1983, Puerto Rico has experienced a wide ranging economic expansion with growth in almost every sector of its economy and record levels of employment.

     Puerto Rico's more than decade-long economic expansion continued throughout the five-year period from fiscal 1993 through fiscal 1997. Almost every sector of the economy participated and record levels of employment were achieved. Factors behind this expansion included government-sponsored economic development programs, periodic declines in the exchange value of the United States dollar, increases in the level of federal transfers, and the relatively low cost of borrowing.

     Gross product in fiscal 1993 was $25.1 billion ($24.5 billion in 1992 prices) and gross product in fiscal 1997 was $32.0 billion ($27.6 billion in 1992 prices). This represents an increase in gross product of 27.5% from fiscal 1993 to 1997 (12.6% in 1992 prices). Since fiscal 1985, personal income, both aggregate and per capita, has increased consistently each fiscal year. In fiscal 1996, aggregate personal income was $29.4 billion ($27.8 billion in 1992 prices) and personal income per capita was $7,882 ($7,459 in 1992 prices).

     Puerto Rico's economy continued to expand throughout the period from fiscal 1990 through fiscal 1997. While trends in the Puerto Rico economy generally follow those of the United States, Puerto Rico did not experience a recession in 1991 as the United States did. This was primarily because of low oil prices, low interest rates, and Puerto Rico's strong manufacturing base, which has a large component of non-cyclical industries. Other factors contributing to Puerto Rico's decade-long expansion include commonwealth-sponsored economic development programs, the relatively stable prices of oil imports, low exchange rates for the U.S. dollar, the level of federal transfers, and the relatively low cost of borrowing funds during the period. These factors will continue to affect Puerto Rico's economic growth rate.

     According to the Labor Department's Household Employment Survey, during the first five months of fiscal 1998, total employment increased 1.9% over fiscal 1997. Total employment averaged 1,137,200 during the first five months of fiscal 1998, compared to 1,115,600 in the same period of fiscal 1997. The seasonally adjusted unemployment rate for November 1997 was 14.0%.

     The Planning Board's gross product forecast for fiscal 1998, made in February 1997, projected an increase of 2.6% over fiscal 1997.

     Puerto Rico has a diversified economy with the manufacturing and service sectors comprising the principal sectors. Manufacturing is the largest sector in terms of gross domestic product. According to the Planning Board's preliminary figures, in fiscal 1996 manufacturing generated $18.9 billion, or 41.4% of gross domestic product and accounted for 15.3% of total employment; as compared with fiscal 1995, when it generated $17.9 billion, or 41.9%, of gross domestic product and accounted for 16.4% of total employment. Manufacturing in Puerto Rico is now more diversified than during the earlier phases of its industrial development. In the last two decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by the heavy investment in the pharmaceutical, scientific instruments, computer, microprocessor, medical product and electrical product industries over the last decade. One of the factors assisting the development of the manufacturing sector has been the tax incentives offered by the federal and Puerto Rico governments. Recently enacted federal legislation amending Internal Revenue Code
Section 936, however, phases out the federal tax incentives during a ten-year period.

     The service sector, which includes hotel and related services and which, during fiscal 1997, accounted for approximately 48.8% of total employment, accounted for $17.1 billion, or 37.6%, of Puerto Rico's gross domestic product in fiscal 1996, as compared with $16.2 billion, or 38.1%, of gross domestic product in fiscal 1995. The services sector, particularly wholesale and retail trade and finance, insurance and real estate, has experienced significant growth partly in response to the expansion of the manufacturing sector.

     Growth in construction and tourism has also contributed to increased economic activity in fiscal 1997. The growth in the construction industry has been evidenced by a nominal increase of 14.7% in construction investment for fiscal 1997 over fiscal 1996. Tourism has grown in each fiscal year since fiscal 1985. More than 4.3 million visitors spent over $2.0 billion in Puerto Rico in fiscal 1997. San Juan has become the largest home port for cruise ships in the Caribbean and the second largest home port for cruise ships in the world. Twenty-four U.S. and international airlines offer scheduled service to and from San Juan, and a major U.S. airline uses San Juan as a hub for its intra-Caribbean operations. This reflects the importance of Puerto Rico as a tourist destination and as a transportation hub in the Caribbean.

     For many years, United States companies operating in Puerto Rico enjoyed a special tax credit that was available under Section 936 of the Internal Revenue Code. Originally, the credit provided an effective 100% federal income tax exemption for most operating income, as well as qualifying investment income from

Puerto Rico sources. Amendments to Section 936 made in 1993 (the "1993 Amendments") instituted two alternative methods for calculating the tax credit and limited the amount of the credit that a qualifying company can claim. These limitations are based on a percentage of qualifying income (the "percentage of income limitation") and on qualifying expenditures for wages, other wage related benefits and other qualifying costs and expenses (the "economic activity limitation", also known as the "wage credit limitation").

     As a result of amendments incorporated in the Small Business Job Protection Act of 1996, enacted by the United States Congress and signed into law by President Clinton on August 20, 1996 (the "1996 Amendments"), the tax credit is now being phased out over a ten-year period for existing 936 credit claimants and is no longer available for corporations that establish operations in Puerto Rico after October 13, 1995 (including existing Section 936 Corporations, if they establish new product lines in Puerto Rico). The 1996 Amendments also moved the credit based on the economic activity limitation to Section 30A of the Code and phased it out over 10 years.

     In addition, the 1996 Amendment eliminated the credit previously available for income derived from certain qualified investments in Puerto Rico.

     During 1997, the Governor proposed to Congress the enactment of a new permanent federal incentive program similar to what is now provided under
Section 30A. Such program would provide U.S. companies a tax credit based on qualifying wages paid and other wage related expenses, such as fringe benefits, as well as depreciation expenses for certain tangible assets and research and development expenses. Under the Governor's proposal, the credit granted to qualifying companies would continue in effect until Puerto Rico shows, among other things, substantial economic improvements in terms of certain economic parameters. The fiscal 1998 federal budget submitted by President Clinton to Congress in February 1997, included a proposal to modify Section 30A to extend the availability of the Section 30A credit indefinitely, make it available to companies establishing operations in Puerto Rico after October 13, 1995, and eliminate the income cap. However, President Clinton's proposal was not included in the fiscal 1998 federal budget. While the Government of Puerto Rico intends to continue lobbying for this proposal, it is not impossible at this time to predict whether the Section 30A credit will be modified, nor to determine the long term effect on the Puerto Rico economy of the enactment of the 1996 Amendments. The Commonwealth of Puerto Rico does not believe there will be short-term or medium-term material adverse effects on Puerto Rico's economy as a result of the enactment of the 1996 Amendments. The Commonwealth of Puerto Rico further believes that the phase-out period allows sufficient time to implement additional incentive programs to safeguard Puerto Rico's competitive position.

     The Industrial Incentives Program, through the 1987 Industrial Incentives Act, grants corporations engaged in certain qualified activities a fixed 90% exemption from Commonwealth income and property taxes and a 60% exemption from municipal license taxes. Under the 1987 Act, as amended, applications for grants of tax exemption could be filed until December 31, 1996. On September 12, 1996 the Governor of Puerto Rico signed into law Act No. 212 which postponed the deadline for filing applications until December 31, 1997.

     On December 2, 1997 the Governor of Puerto Rico signed into law Act No. 135 (the "1998 Tax Incentives Law"), a new industrial incentives law aimed at attracting and retaining foreign investment in Puerto Rico.

     The benefits provided by the 1998 Tax Incentives Law are available to new companies as well as companies currently conducting tax exempt operations in Puerto Rico which choose to renegotiate their existing tax exemption grant. The activities eligible for tax exemption include manufacturing, certain designated services performed for markets outside Puerto Rico, the production of energy from local renewable sources for consumption in Puerto Rico and laboratories for scientific and industrial research. For companies qualifying thereunder, the 1998 Tax Incentive Law would impose income tax rates ranging from 2% to 75%. In addition, it would grant 90% exemption from property taxes, 100% exemption from municipal license taxes during the first eighteen months of operation and between 80% and 60% thereafter, and 100% exemption from municipal excise taxes. The 1998 Tax Incentive Law also provides various special deductions designed to stimulate employment and productivity, research and development and capital investment in Puerto Rico.

     Under the 1998 Tax Incentives Law, companies can repatriate or distribute their profits free of tollgate taxes. In addition, passive income derived from the investment of eligible funds in Puerto Rico financial institutions, obligations of the Government of Puerto Rico and other designated investments continue to be fully exempt from income and municipal license taxes. Individual shareholders of an exempted business are allowed a credit against their Puerto Rico income taxes equal to 30% of their proportionate share in the exempted business' income tax liability. Gain from the sale or exchange of shares of an exempted business by its shareholders during the exemption period is subject to a 4% income tax rate.

     The Constitution authorizes the contracting of debts as determined by the Legislature. Nevertheless, the Constitution provides that direct obligations of the Commonwealth evidenced by bonds or notes and backed by the full faith, credit and taxing power of the Commonwealth, shall not be issued if the amount of the principal of, and interest on, such bonds and notes and on all such bonds and notes issued thereafter which is payable in any fiscal year, together with any amount paid by the Commonwealth in the preceding fiscal year on account of bonds or notes guaranteed by the Commonwealth, exceed 15% of the average annual revenues raised under the provisions of Commonwealth legislation and conveyed into the Treasury (hereinafter "internal revenues") in two fiscal years preceding the then current fiscal year. Section 2, Article VI of the Constitution does not limit the amount of debt that the Commonwealth may guarantee so long as the 15% limitation is not exceeded. Internal revenues consist principally of income taxes and excise taxes. Certain revenues, such as federal excise taxes on offshore shipments of alcoholic beverages, tobacco products and customs duties, which are collected by the United States Government and returned to the Commonwealth, and motor vehicle fuel taxes and license fees, which are allocated to the Puerto Rico Highway and Transportation Authority, a blended component unit, are not included as revenues for the purpose of calculating the debt limit, although they may be available for the payment of debt service. The Commonwealth has never defaulted on the payment of principal or interest on any of its general long-term debt obligations. At June 30, 1997, the Commonwealth was in compliance with the debt limitation requirement.

     On February 26, 1997, legislation was introduced in the U.S. House of Representatives proposing a mechanism to settle permanently the political relationship between Puerto Rico and the United States, either through full self government (e.g., statehood or independence, including, as an alternative, free association via a bilateral treaty) or continued commonwealth. Under the legislation, failure to settle on full self government after completion of the referendum process provided therein would result in retention of commonwealth status. Any change in the current status of Puerto Rico could have an adverse impact on such matters as the basic characteristics of future Puerto Rico debt obligations, the markets for these obligations, and the types, levels and quality of revenue sources pledged for the payment of existing and future debt obligations.

     With respect to pending and threatened litigation, excluding the litigation mentioned in the following paragraph, the Commonwealth has reported liabilities of approximately $106 million for awarded and anticipated unfavorable judgments. This amount was included as other long-term liabilities in the general long-term debt account group and represents the amount estimated as a probable liability or a liability with a fixed or expected due date which will require future available financial resources for its payment. Management believes that the ultimate liability in excess of amounts provided, if any, would not be significant.

     The Commonwealth and various component units are defendants in a lawsuit alleging violations of civil rights. Preliminary hearings and discovery proceedings are in progress. The amounts claimed exceed $50 billion; however, the ultimate liability cannot be presently determined. It is the opinion of management that the claim is excessive and exaggerated. No provision for any liability that may result upon adjudication of this lawsuit has been recognized in the financial statements by the Commonwealth.

     On January 22, 1996, the US District Court in Puerto Rico consolidated all cases against the Commonwealth related to the complaints filed in 1979 by the inmates of the correctional facilities in Puerto Rico. The Court ruled a permanent order requiring the Commonwealth to comply with the requirement of the minimum fixed living space per inmate. In the opinion of management, based on advice of their legal counsel, this order will limit the imposition of further fines and the fines already paid together with the accrued liability the general long-term debt account group, (which amount to approximately $200 million at June 30, 1997) shall be sufficient to carry out the Court's requirements.



                        THE EQUITY INDEX FUND GUARANTEE

     NYLIFE Inc. ("NYLIFE") and the Equity Index Fund have entered into a Guaranty Agreement (the "Guarantee") for the benefit of shareholders. The Guarantee has been issued for the benefit of all shareholders and has been issued at no cost to the Equity Index Fund or its shareholders. The Guarantee Date (as defined in the Prospectus) with respect to a particular Equity Index Fund share will be 10 years after the purchase date of such share. If, on a particular Guarantee Date, payments must be made under the terms of the Guarantee, the terms of the Guarantee will obligate NYLIFE unconditionally and irrevocably to pay to the

Equity Index Fund's transfer and dividend disbursing agent for the benefit of shareholders with that Guarantee Date an amount equal to the difference between the Guaranteed Amount and net asset value per each Guaranteed Share (as defined in the Prospectus) outstanding. The Equity Index Fund's transfer and dividend disbursing agent will forward the difference between the Guaranteed Amount and the net asset value directly to each individual shareholder.

     A Guaranteed Share is a unit that will at all times be equal to the net asset value of one share initially purchased by the investor plus the net asset value of all dividends and distributions attributable to such share (which includes cumulative dividends and distributions paid with respect to any additional shares of the Fund received as dividends and distributions) paid during the period from the date of purchase to the Guarantee Date. A Guaranteed Share (the unit to which the Guaranteed Amount will apply) is not the same as a share of the Fund. Shareholders who redeem shares, or who elect to receive dividends and distributions in cash, will own fewer units to which the Guaranteed Amount applies (i.e., they will own fewer Guaranteed Shares) and
                           ----
therefore will lose a portion of the benefit of the Guarantee with respect to any such redemption or dividends or distributions received in cash.

     NYLIFE will pay any amounts owing under the Guarantee to the Fund's transfer and dividend disbursing agent on the third business day following a Guarantee Date. A pro rata portion of any amounts so paid will then be forwarded to each shareholder holding, as of the close of business on such date, Guaranteed Shares with that Guarantee Date. If the Guarantee Date should fall on a weekend or on a holiday, the Guarantee Date shall be the first business day following the Guarantee Date. The Guarantee is intended to assure each owner of Guaranteed Shares on a Guarantee Date that he or she will be able to recover, as of the Guarantee Date, at a minimum, the Guaranteed Amount (with no adjustment for inflation or the time value of money). The Guarantee will benefit any holder of such Guaranteed Shares on the relevant Guarantee Date, who need not be the original purchaser, and who, for example, may own such shares by gift or inheritance.

     Although the Equity Index Fund does not intend to pay dividends and distributions in cash to shareholders (unless a shareholder elects to receive payments in cash), such dividends and distributions which are reinvested will be taxable to shareholders. See "Tax Status." The Guaranteed Amount does not reflect any adjustment for the payment of taxes by a shareholder on dividends and distributions received from the Equity Index Fund.

     The obligations, if any, of NYLIFE under the Guarantee shall be discharged when all required payments are made in full to the transfer and dividend disbursing agent for the benefit of the shareholders or if the Equity Index Fund's net asset value on a Guarantee Date is such that no amounts are payable to shareholders under the terms of the Guarantee. Payment obligations under the Guarantee will be solely the obligations of NYLIFE. Neither the Equity Index Fund, New York Life Insurance Company, Monitor, NYLIFE Distributors, any of their affiliates nor any other party is undertaking any obligation to the Equity Index Fund or its shareholders with respect to the Guarantee.

     Although the Guarantee has been arranged for by the Equity Index Fund and is created under contract between the Equity Index Fund and NYLIFE, the Equity Index Fund has no interest in, and specifically disclaims any interest in, the proceeds payable under the Guarantee, which are payable solely to the shareholders with a particular Guarantee Date. The designation of such shareholders as the sole beneficiaries of the Guarantee may not be changed by either the Equity Index Fund or such shareholders. The Guarantee is neither transferable nor assignable by the Equity Index Fund or the shareholders it benefits, nor may the Equity Index Fund or its shareholders cancel or waive rights under the Guarantee. The Guarantee cannot be surrendered by either the Fund or its shareholders for cash, except in the event that payment is made pursuant to its terms. Neither the Equity Index Fund nor its shareholders may use the Guarantee as a pledge for a loan, nor may the Equity Index Fund or its shareholders obtain any loan from NYLIFE with respect to amounts that may be payable pursuant to the Guarantee.

     The foregoing is only a summary, and not a complete statement of the principal terms of the Guarantee. Reference is made to the Guarantee, a specimen copy of which has been filed as an exhibit to the Registration Statement. This summary is subject thereto and qualified in its entirety by such reference.

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

          The following restrictions may not be changed with respect to any Fund without the approval of the majority of the outstanding voting securities of that Fund (as defined in the 1940 Act). Investment restrictions that appear below or elsewhere in this Statement of Additional Information that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund.

          The Trust may not, on behalf of any Fund:

          1. With respect to 75% of each Fund's total assets invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund. This restriction does not apply to the California Tax Free Fund, Equity Index Fund, International Bond Fund and New York Tax Free Fund.

          2. Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that these Funds maintain asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets (10% in the case of the California Tax Free Fund and New York Tax Free Fund).

          3. Purchase securities (or with respect to the California Tax Free Fund, New York Tax Free Fund, and Tax Free Bond Fund purchase (i) Pollution Control and Industrial Development Bonds or (ii) securities the interest from which is not exempt from regular federal income tax) if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities or, with respect to each Fund except Strategic Value Fund, investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that (a) the above limitation does not apply to the Equity Index Fund to the extent that the Standard & Poor's 500 Composite Stock Price Index is so concentrated; (b) up to 40% of the High Yield Corporate Bond Fund's, Strategic Income Fund's and Strategic Value Fund's total assets, taken at market value, may be invested in each of the electric utility and telephone industries, but each Fund will not invest 25% or more in either of those industries unless yields available for four consecutive weeks in the four highest rating categories on new issue bonds in such industry (issue size of $50 million or more) have averaged in excess of 105% of yields of new issue long-term industrial bonds similarly rated (issue size of $50 million or more); (c) 25% or more of the market value of the total assets of the Money Market Fund will be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances; and (d) at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds. With respect to the California Tax Free Fund and New York Tax Free Fund, private activity bonds ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry for purposes of this restriction.

          4. Purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate) or, in the case of the California Tax Free Fund and New York Tax Free Fund, real estate investment trust securities; commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for any Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies (securities, with respect to the Strategic Value Fund) or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction.

          5. Make loans to other persons, except loans of portfolio securities (in the case of the California Tax Free Fund and New York Tax Free Fund, in an amount not to exceed 10% of the value of each Fund's total assets in accordance with applicable guidelines approved by the Board of Trustees and 30% in the case of the Equity Index Fund). The purchase of debt obligations (and bankers' acceptances and commercial paper in the case of the Equity Index Fund) and the entry into repurchase agreements in accordance with such Fund's investment objectives and policies are not deemed to be loans for this purpose.

          6. Act as an underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities.

          7. Issue senior securities, except to the extent permitted under the Investment Company Act of 1940.

          The following fundamental investment restriction is applicable to the Tax Free Bond Fund only. The Tax Free Bond Fund must:

          1. Invest at least 80% of the Fund's net assets in securities the interest on which is exempt from regular federal income tax, except that the Fund may temporarily invest more than 20% of its net assets in securities the interest income on which may be subject to regular federal income tax.

                    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

          In addition to the Trust's fundamental investment restrictions, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds, except the California Tax Free Fund, New York Tax Free Fund, International Bond Fund, International Equity Fund, Equity Index Fund, Strategic Income Fund and Strategic Value Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.

     In accordance with such policies and restrictions, a Fund may not:

          (a) purchase from or sell portfolio securities of a Fund to any of the officers or Trustees of the Trust, its investment advisers, its principal underwriter or the officers, or directors of its Sub-Advisers or principal underwriter;

          (b) invest more than 10% of the net assets of a Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(1) under the Securities Act of 1933 determined to be liquid pursuant to guidelines adopted by the Board), repurchase agreements maturing in more than seven days, certain options traded over the counter that a Fund has written, securities for which market quotations are not available, or other securities which legally or in the opinion of the Sub-Adviser are deemed illiquid;

          (c) invest assets in securities of other open-end investment companies, but a Fund may invest in shares of the Money Market Fund if double advisory fees are not assessed, may invest up to 5% total of its assets in closed-end investment companies (which would cause a Fund to pay duplicate fees), and may purchase or acquire up to 10% of the outstanding voting stock of a closed-end investment company (foreign banks or their agencies or subsidiaries are not considered investment companies for the purposes of this limitation);

          (d) invest in other companies for the purpose of exercising control or management;

          (e) purchase securities on margin except in connection with arbitrage transactions or make short sales, unless by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities and in connection with transactions involving forward foreign currency exchange contracts;

          (f) purchase or sell any put or call options or any combination thereof, except that the Trust may purchase and sell or write (i) options on any futures contracts into which it may enter, (ii) put and call options on currencies, securities indexes and covered put and call options on securities, and (iii) may also engage in closing purchase transactions with respect to any put and call option position it has entered into; and except that the Government Fund may not write any covered put options on U.S. government securities if, as a result, more than 50% of its total assets (taken at current value) would be subject to put options written by such Fund; or

          (g) purchase, with respect to the Government Fund, any call option, long futures contract or long option on a futures contract if, at the date of purchase, realized net losses from such transactions during the fiscal year to date exceed 5% of such Fund's average net assets during such period.

     The following are non-fundamental restrictions of the California Tax Free Fund, Equity Index Fund and New York Tax Free Fund:

          (a) A Fund may not purchase the securities of other investment companies except to the extent permitted by the 1940 Act or in connection with a merger, consolidation or reorganization.

          (b)  The Funds may not invest more than 10% of the net   assets of a
     Fund (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (other than restricted securities eligible for resale pursuant to Rule 144A or Section 4(1) under the Securities Act of 1933 determined to be liquid pursuant to guidelines adopted by the Board).

          (c)  A Fund may not invest in other companies for the   purpose of
     exercising control or management.

          (d) A Fund may not purchase securities on margin, except in connection with arbitrage transactions, or make short sales, unless it owns the securities sold short or it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except that the Trust may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. (This restriction has no application to transactions in futures, options and foreign currency exchange contracts).

     The following investment restrictions are non-fundamental, operating policies of the International Bond Fund, International Equity Fund, Strategic Income Fund and Strategic Value Fund, and may be amended by the Board of Trustees without shareholder approval:

          (a) As an operating policy, a Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

          (b) As an operating policy, a Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin. This restriction is not applicable to the Strategic Income Fund.

          (c) As an operating policy, a Fund may not invest in securities which are not readily marketable, or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities"), other than Rule 144A securities or Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. A Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or in other instruments which for regulatory purposes or in the Sub-Adviser's opinion may be deemed to be illiquid, such as a certain portion of options traded in the over-the-counter market, and securities being used to cover options a Fund has written.

          (d) As an operating policy, a Fund (except for the Strategic Value
     Fund) may not acquire or retain the securities of any other investment company if, as a result, more than 3% of such investment company's outstanding shares would be held by the Fund, more than 5% of the value of the Fund's total assets would be invested in shares of such investment company or more than 10% of the value of the Fund's assets would be invested in shares of investment companies in the aggregate, except in connection with a merger, consolidation, acquisition, or reorganization. The Strategic Value Fund, as an operating policy, may not purchase the securities of other investment companies, except to the extent permitted by the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization.

     "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value.

     In addition, though not a fundamental policy, the California Tax Free and New York Tax Free Funds will not sell securities short, except that each Fund reserves the right to sell securities short "against the box."

     In addition, though not a fundamental policy, the Equity Index Fund may not engage in arbitrage transactions, nor may it purchase warrants (excluding those acquired by the Equity Index Fund in units or attached to securities), nor will the Equity Index Fund sell securities short or buy on margin, except that the Fund reserves the right to sell securities short "against the box."

     The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Sub-Advisers, pursuant to guidelines approved by the Trustees.

     Each Sub-Adviser takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

          (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

          (ii) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers;

          (iii) dealer undertakings to make a market in the 144A security; and

          (iv) the nature of the 144A security and the nature of the market for the 144A security (i.e., the time needed to dispose of the security, the method
                   ----
of soliciting offers, and the mechanics of transfer).

To make the determination that an issue of 4(2) commercial paper is liquid, a Sub-Adviser must conclude that the following conditions have been met:

               (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

               (b) the 4(2) commercial paper is rated:

          (i) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs");or

          (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

          (iii) if the security is unrated, the Sub-Adviser has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

          (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the
                                         -----
subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                             TRUSTEES AND OFFICERS

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                                                Principal Occupation(s)
Name, Address and Age                    Position(s) with Trust                 During Past 5 Years
---------------------                    ----------------------                 -------------------
Donald K. Ross*                      Chairman and Trustee             Retired Chairman and Chief
953 Cherokee Lane                                                     Executive Officer, New York Life
Franklin Lakes, NJ  07417                                             Insurance Company; Director, New
Age:  72                                                              York Life Insurance Company, 1978 to 1996;
                                                                      President, New York Life Insurance Company,
                                                                      1986 to 1990; Chairman of the Board, New
                                                                      York Life Insurance Company, 1981 to 1990;
                                                                      Chief Executive Officer, New York Life
                                                                      Insurance Company, 1981 to 1990; Director,
                                                                      MacKay-Shields Financial Corporation, 1984 to
                                                                      present; and Trustee, Consolidated Edison
                                                                      Company of New York, Inc., 1976 to present.

Stephen C. Roussin*                  President, Chief Executive       Director and Chairperson, MainStay
51 Madison Avenue                    Officer and Trustee              Institutional Funds, Inc., 1997 to
New York, NY  10010                                                   present; Senior Vice President, New
Age: 34                                                               York Life Insurance Company, 1997 to present;
                                                                      Senior Vice President, Smith Barney, 1994 to
                                                                      1997; and Division Sales Manager, Prudential
                                                                      Securities, 1989 to 1994.

Harry G. Hohn*                       Trustee                          Retired Chairman and Chief Executive
51 Madison Avenue                                                     Officer, New York Life Insurance Company;
New York, NY  10010                                                   Chairman of the Board and Chief Executive
Age:  66                                                              Officer, New York Life Insurance Company,
                                                                      1990 to 1997; Vice Chairman of the Board,
                                                                      New York Life Insurance Company, 1986 to
                                                                      1990; Director, New York Life Insurance
                                                                      Company, 1985 to 1986; Director, Million
                                                                      Dollar Roundtable Foundation, 1996 to 1997;
                                                                      Director, Insurance Marketplace Standards
                                                                      Association, 1996 to 1997; Director, Witco
                                                                      Corporation, 1989 to present; Member,
                                                                      International Advisory Board of Credit
                                                                      Commercial de France, 1995 to present; and
                                                                      a Life Fellow of the American Bar
                                                                      Foundation.

                                                                                Principal Occupation(s)
Name, Address and Age                    Position(s) with Trust                 During Past 5 Years
---------------------                    ----------------------                 -------------------

Edward J. Hogan                      Trustee                             Rear Admiral U.S. Navy (Retired);
Box 2321                                                                 Independent Management Consultant, 1992
Sun Valley, ID  83353                                                    to 1997.
Age:  65

Richard M. Kernan, Jr. *             Trustee                             Director of MainStay VP Series Fund, Inc.
51 Madison Avenue                                                        from January 1987 to present; Chairman of
New York, NY 10010                                                       the Board and Chief Executive Officer of
Age: 57                                                                  MainStay VP Series Fund, Inc. from August
                                                                         1989 to present; Executive Vice President
                                                                         and Chief Investment Officer of New York
                                                                         Life Insurance Company from March 1995
                                                                         to present; Executive Vice President prior
                                                                         thereto; Member of the Board of Directors of
                                                                         New York Life Insurance Company from
                                                                         November 1996 to present and Chairman of
                                                                         the Investment Committee from January
                                                                         1997 to present; and Director, Greystone
                                                                         Realty Corp. January 1997 to present.

Nancy Maginnes                       Trustee                             Member, Council of Rockefeller University,
  Kissinger                                                              New York, NY, 1991 to present; Trustee,
Henderson Road                                                           Rockefeller University, 1995 to present;
South Kent, CT  06785                                                    Trustee, Animal Medical Center, 1993 to
Age:  64                                                                 present; and Trustee, The Masters School, 1994
                                                                         to present; Member, Board of Overseers,
                                                                         Rockefeller Institute of Government, Albany,
                                                                         NY, 1983-1992 (Board dissolved).

Terry L. Lierman                     Trustee                             President, Capitol Associates, Inc., 1984 to
426 C Street, N.E.                                                       present; President, Employee Health
Washington, D.C.  20002                                                  Programs, 1990 to present; Vice Chairman,
Age: 50                                                                  TheraCom Inc., 1994 to present; Member,
                                                                         UNICEF National Board, 1993 to present;
                                                                         Director, Harvard University, Pollin
                                                                         Institute, 1995 to present; Director,
                                                                         PeacePac, 1994 to present; Commissioner,
                                                                         State of Maryland, Higher Education
                                                                         Commission, 1995 to present; Vice
                                                                         Chairman, National Organization on
                                                                         Fetal Alcohol Syndrome, 1993 to present;
                                                                         Chief Executive Officer, Medical Crisis
                                                                         Systems, 1997 to present; and Board
                                                                         Member, Hollings Cancer Center, Medical
                                                                         University of South Carolina, 1993 to
                                                                         present.

                                                                                Principal Occupation(s)
Name, Address and Age                    Position(s) with Trust                 During Past 5 Years
---------------------                    ----------------------                 -------------------

John B. McGuckian                    Trustee                             Chairman of the Board, Ulster Television
Ardverna                                                                 plc, 1990 to present; Director, Ulster
Cloughmills                                                              Television plc, 1970 to present; Chairman of
Northern Ireland                                                         the Board, Tedcastle Holding Ltd. (energy),
BT4 49NL                                                                 1995 to present; Director, Cooneen Textiles
Age: 58                                                                  Ltd. (clothing manufacturer), 1967 to
                                                                         present; Director Allied Irish Banks plc,
                                                                         1977 to present; Director, First Trust Bank,
                                                                         1991 to present; Director, Unidare plc
                                                                         (engineering), 1986 to present; Director,
                                                                         Irish Continental Group plc (ferry
                                                                         operations), 1988 to present; Director,
                                                                         Harbour Group Ltd. (management company),
                                                                         1980 to present; Chairman, Industrial
                                                                         Development Board, 1990 to 1997; and
                                                                         Chairman of Senate and Senior Pro-
                                                                         Chancellor, Queen's University, 1986 to
                                                                         present.

Donald E. Nickelson                  Trustee                             Vice Chairman, Harbour Group
1701 Highway A-1-A                                                       Industries, Inc., 1991 to present;
Suite 218                                                                Director, PaineWebber Group, 1980 to
Vero Beach, FL  32963                                                    1993; President, PaineWebber Group,
Age:  65                                                                 1988 to 1990; Chairman of the Board,
                                                                         Paine Webber Properties, 1985 to 1989;
                                                                         Director, Harbour Group, 1986 to
                                                                         present; Chairman of the Board and
                                                                         Director, Rapid Rock Industries, Inc.,
                                                                         1986 to present; Director and Chairman of
                                                                         the Board, Del Industries, 1990 to
                                                                         present; Trustee, Jones Foundation (Los
                                                                         Angeles), 1978 to present; Director,
                                                                         Sugen, Inc., 1992 to present; Chairman of
                                                                         the Board, Omniquip International, Inc.,
                                                                         1996 to present; Director, Carey
                                                                         Diversified, L.L.C., January 1,1998 to
                                                                         present.


                                                                                Principal Occupation(s)
Name, Address and Age                    Position(s) with Trust                 During Past 5 Years
---------------------                    ----------------------                 -------------------
Richard S. Trutanic                  Trustee                             Managing Director, The Somerset Group
1155 Connecticut Ave. N.W.,                                              (financial advisory firm), 1990 to present; Chief
Suite 400                                                                Executive Officer and President, Americap
Washington, DC 20036                                                     L.L.C. (Financial Advisory Firm), 1997 to
Age:  45                                                                 present; Senior Vice President, Washington
                                                                         National Investment Corporation (financial
                                                                         advisory firm), 1985 to 1990; Director, Allin
                                                                         Communications Corporation, 1996 to 1997; and
                                                                         Director and Member of Executive Committee,
                                                                         Southern Net, Inc., 1986 to 1990.

Walter W. Ubl*                       Trustee                             Senior Vice President, New York Life Insurance
85 East End Avenue                                                       Company, 1995 to 1997; Vice President, 1984 to
Apt. 2N                                                                  1995; Vice President in charge of Mutual Funds
New York, NY  10028                                                      Department, 1989 to 1997 ; Director and Vice
Age:  56                                                                 President, NYLIFE Distributors Inc., 1993 to
                                                                         1997; and Director and Senior Vice President
                                                                         NYLIFE Securities Inc., 1996 to 1997.



----------------------------------------------------------------------------------------------------------------------
Officers (other than Trustees)
----------------------------------------------------------------------------------------------------------------------

Jefferson C. Boyce                   Senior Vice President               Chairman, Monitor Capital Advisors, Inc.,
51 Madison Avenue                                                        1997 to present; Senior Vice President,
New York, NY  10010                                                      MainStay Institutional Funds Inc., 1995 to
Age: 40                                                                  present; Senior Vice President, New York Life
                                                                         Insurance Company, 1994 to present; Director,
                                                                         NYLIFE Distributors Inc., 1993 to present; and
                                                                         Chief Administrative Officer, Pension, Mutual
                                                                         Funds, Structured Finance, Corporate Quality,
                                                                         Human Resources and Employees' Health
                                                                         Departments, New York Life Insurance
                                                                         Company, 1992 to 1994.

Frank A. Mistero                     Senior Vice President               Senior Vice President, New York Life
51 Madison Avenue                                                        Insurance Company, 1990 to present; and
New York, NY 10010                                                       Director, Senior Vice President and Chief
Age: 52                                                                  Operating Officer, MainStay Management, Inc.,
                                                                         1997 to present.

                                                                                Principal Occupation(s)
Name, Address and Age                    Position(s) with Trust                 During Past 5 Years
---------------------                    ----------------------                 -------------------
Anthony W. Polis                     Vice President and Chief            Vice President, New York Life Insurance
51 Madison Avenue                    Financial Officer                   Company, 1988 to present; Director, Vice
New York, NY  10010                                                      President and Chief Financial Officer, NYLIFE
Age:  54                                                                 Securities Inc., 1988 to present; Vice President
                                                                         and Chief Financial Officer, NYLIFE
                                                                         Distributors Inc., 1993 to present; Treasurer,
                                                                         MainStay Institutional Funds Inc., 1990 to
                                                                         present; Treasurer, MainStay VP Series Fund,
                                                                         Inc., 1993 to present; Assistant Treasurer,
                                                                         MainStay VP Series Fund, Inc., 1992 to 1993;
                                                                         Vice President and Treasurer, Eclipse Financial
                                                                         Asset Trust, 1992 to present; Vice President and
                                                                         Chief Financial Officer, Eagle Strategies Corp.
                                                                         (registered investment adviser), 1993 to present.

                                                                                Principal Occupation(s)
Name, Address and Age                    Position(s) with Trust                 During Past 5 Years
---------------------                    ----------------------                 -------------------
Richard Zuccaro                      Tax Vice President                  Vice President, New York Life Insurance
51 Madison Avenue                                                        Company, 1995 to present; Vice President --
New York, NY  10010                                                      Tax, New York Life Insurance Company, 1986
Age:  48                                                                 to 1995; Tax Vice President, NYLIFE Securities
                                                                         Inc., 1987 to present; Tax Vice President,
                                                                         NAFCO, Inc., 1990 to present;  Tax Vice
                                                                         President, NYLIFE Depositary Inc., 1990 to
                                                                         present; Tax Vice President, NYLIFE Inc., 1990
                                                                         to present; Tax Vice President, NYLIFE
                                                                         Insurance Company of Arizona, 1990 to present;
                                                                         Tax Vice President, NYLIFE Realty Inc., 1991
                                                                         to present; Tax Vice President, NYLICO Inc.,
                                                                         1991 to present; Tax Vice President, New York
                                                                         Life Fund Inc., 1991 to present; Tax Vice
                                                                         President, New York Life International
                                                                         Investment, Inc., 1991 to present; Tax Vice
                                                                         President, NYLIFE Equity Inc., 1991 to present;
                                                                         Tax Vice President, NYLIFE Funding Inc.,
                                                                         1991 to present; Tax Vice President, NYLCO
                                                                         Inc., 1991 to present; Tax Vice President,
                                                                         MainStay VP Series Fund, Inc., 1991 to present;
                                                                         Tax Vice President, CNP Realty, 1991 to
                                                                         present; Tax Vice President, New York Life
                                                                         Worldwide Holding Inc., 1992 to present; Tax
                                                                         Vice President, NYLIFE Structured Asset
                                                                         Management Co. Ltd., 1992 to present; Tax
                                                                         Vice President, MainStay Institutional Funds
                                                                         Inc., 1992 to present; Tax Vice President,
                                                                         NYLIFE Distributors Inc., 1993 to present; Vice
                                                                         President & Assistant Controller, New York
                                                                         Life Insurance and Annuity Corp., 1995 to
                                                                         present, and Assistant Controller, 1991 to
                                                                         present; Vice President, NYLCARE Health
                                                                         Plans, Inc., 1995 to present; Vice President -
                                                                         Tax, New York Life and Health Insurance Co.,
                                                                         1996 to present; and Tax Vice President, NYL
                                                                         Trust Company, 1996 to present.


                                                                                Principal Occupation(s)
Name, Address and Age                    Position(s) with Trust                 During Past 5 Years
---------------------                    ----------------------                 -------------------
A. Thomas Smith III                  Secretary                           Vice President and Associate General Counsel,
51 Madison Avenue                                                        New York Life Insurance Company, 1997 to
New York, NY  10010                                                      present; Associate General Counsel, New York
Age: 41                                                                  Life Insurance Company, 1996 to 1997;
                                                                         Assistant General Counsel, New York Life
                                                                         Insurance Company, 1994 to 1996; Secretary,
                                                                         Eclipse Financial Asset Trust, 1994 to present;
                                                                         Secretary, MainStay Institutional Funds Inc.,
                                                                         MainStay VP Series Fund, Inc., New York Life
                                                                         Fund Inc., 1994 to 1997; Assistant Secretary,
                                                                         Eagle Strategies Corp. (registered investment
                                                                         adviser), 1997 to present; Secretary, Eagle
                                                                         Strategies Corp. (registered investment adviser),
                                                                         1996 to present; and Assistant General Counsel,
                                                                         Dreyfus Corporation, 1991 to 1993.

*Messrs. Ross, Roussin, Hohn, Kernan and Ubl are deemed to be interested persons of the Trust under the 1940 Act.

         As indicated in the above table, certain Trustees and officers also hold positions with MacKay-Shields, Monitor, New York Life Insurance Company, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc.

         The Independent Trustees of the Trust receive from the Trust an annual retainer of $40,000 and a fee of $1,000 for each Board of Trustees meeting and for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Trustees who are affiliated with New York Life Insurance Company do not receive compensation from the Trust.

         For the fiscal year ended December 31, 1997, the Trustees received the following compensation from the Trust and from certain other investment companies (as indicated) that have the same investment advisers as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers:

                                             Total Compensation
                          Aggregate          From Registrant
Name of                   Compensation       and Fund Complex
Trustee                   from the Trust     Paid to Trustees
-------                   --------------     ----------------

Edward J. Hogan               $48,000           $48,000
Nancy M. Kissinger            $46,000           $46,000
Terry L. Lierman              $48,000           $48,000
Donald E. Nickelson           $52,000           $52,000
Richard S. Trutanic           $46,000           $46,000
John B. McGuckian*            $12,000           $12,000

* Mr. McGuckian was elected to his position as Trustee of the Trust on July 28, 1997.

   As of August 1, 1998, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds.

               THE MANAGER, THE SUB-ADVISERS AND THE DISTRIBUTOR

 MANAGEMENT AGREEMENT

   Pursuant to the Management Agreement for the Funds, MainStay Management, Inc. (the "Manager"), subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Funds, administers the Funds' business affairs and has investment advisory responsibilities.

   The Trustees, including the Independent Trustees, approved the Management Agreement at an in-person meeting held July 28, 1997. On October 24, 1997, the shareholders of each of the Funds other than the Strategic Value Fund approved the Management Agreement. The Management Agreement for the Strategic Value Fund was approved by the Fund's sole shareholder on October 21, 1997. The Management Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and in a rule under the 1940 Act) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust or the Manager (as the term is defined in the 1940 Act). The Management Agreement for each Fund was last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust or the Manager (as that term is defined in the 1940 Act), at a meeting held on April 27, 1998.

   The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

   The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

   In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus under the heading "Manager, Sub-Advisers and Distributor," the Manager bears the following expenses:

   (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or the Sub-Adviser;

   (b) the fees to be paid to the Sub-Advisers pursuant to the Sub-Advisory Agreements; and

   (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust.

SUB-ADVISORY AGREEMENTS

   Pursuant to Sub-Advisory Agreements between the Manager and MacKay-Shields and between the Manager and Monitor on behalf of each Fund (each a "Sub-Adviser" and collectively the "Sub-Advisers"), MacKay-Shields and Monitor, subject to the supervision of the Trustees of the Trust and the Manager and in conformity with the stated policies of each of the Funds and the Trust, manage the Funds' portfolios, including the purchase, retention, disposition and loan of securities.

   The Trustees, including the Independent Trustees, approved the Sub-Advisory Agreements at an in-person meeting held July 28, 1997.

On October 24, 1997, the shareholders of each of the Funds other than the Strategic Value Fund approved the Sub-Advisory Agreements with MacKay-Shields and Monitor. The Sub-Advisory Agreement with respect to the Strategic Value Fund was approved by that Fund's sole shareholder on October 21, 1998. The Sub-Advisory Agreements will remain in effect for two years following their effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and in a rule under the 1940 Act) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust, the Manager, MacKay-Shields or Monitor (as the term is defined in the 1940 Act).
The Sub-Advisory Agreements for each Fund were last approved by the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, the Manager, MacKay-Shields or Monitor (as defined in the 1940 Act), at a meeting held on April 27, 1998.

   The Sub-Advisers have authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Sub-Advisers bear the salaries and expenses of all of their personnel.

   The Sub-Advisory Agreements provide that MacKay-Shields and Monitor shall not be liable for any error of judgment by MacKay-Shields or Monitor or for any loss suffered by any of the Funds except in the case of MacKay-Shields' or Monitor's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

   For the period from October 27, 1997 through December 31, 1997, the amount of the Management fee paid and waived and/or reimbursed by each Fund; the amount of the Sub-Advisory fee paid by the Manager from the Management fee; and the amount of the Sub-Advisory fee waived and/or reimbursed were as follows:


                                             Management                      Sub-Advisory
                             Management      Fee Waived     Sub-Advisory      Fee Waived
Fund                         Fee Paid*   and/or Reimbursed    Fee Paid*    and/or Reimbursed
---------------------------  ----------  -----------------  ------------   -----------------

California Tax Free Fund...  $   22,562          $      --    $   11,281          $      --
Capital Appreciation Fund..   1,996,154                 --       998,077                 --
Convertible Fund...........   1,210,730                 --       605,365                 --
Equity Index Fund+.........     149,354            223,441        74,559                 --
Government Fund............     712,902                 --       356,451                 --
High Yield Corporate Bond
    Fund...................   3,590,202                 --     1,795,101                 --
International Bond Fund....      24,178             18,134        15,111             12,089
International Equity Fund..     145,829                 --        87,497                 --
Money Market Fund..........     165,694            205,316        82,847            102,658
New York Tax Free Fund.....      11,863              5,413         5,932              2,707
Strategic Income Fund++....          --             74,218            --             37,109
Strategic Value Fund++.....      23,276                 --        11,638                 --
Tax Free Bond Fund.........     533,914                 --       266,957                 --
Total Return Fund..........   1,431,434                 --       715,717                 --
Value Fund.................   1,479,934                 --       739,967                 --

*  After expense reimbursement or waiver.

+  The Equity Index Fund's expense limitation was terminated April 1, 1998.

++ The Strategic Income Fund commenced operations on February 28, 1997.
   Effective February 28, 1998, the Fund's expense cap was terminated. The Strategic Value Fund commenced operations on October 21, 1997.


     In previous years, prior to a change in management structure, the Funds paid an advisory fee directly to MacKay-Shields or Monitor. For the period from January 1, 1997 through October 26, 1997 and the fiscal years ended December 31, 1996 and 1995, the amount of the advisory fee paid and waived and/or reimbursed, by each Fund to MacKay-Shields or Monitor was as follows:

                                     1997                    1996                        1995
                                  ----------              ----------                 ------------

                                        Advisory Fee             Advisory Fee                   Advisory Fee
                             Advisory  Waived and/or  Advisory  Waived and/or    Advisory      Waived and/or
                             Fee Paid*   Reimbursed   Fee Paid*   Reimbursed     Fee Paid*       Reimbursed
                             ---------   ----------  ----------   ----------    ----------       ----------
California Tax Free Fund...  $   44,678    $  2,589  $   45,307       $ 11,228    $   29,964       $ 16,845
Capital Appreciation Fund..   3,934,494          --   3,429,258             --     2,155,386             --
Convertible Fund...........   2,710,393          --   2,444,000             --     1,027,604             --
Equity Index Fund..........     256,066          --     163,785             --        81,072             --
Government Fund............   1,760,807          --   2,643,801             --     3,056,716             --
High Yield Corporate Bond
 Fund......................   6,921,965               5,816,110             --     3,930,939             --
International Bond Fund....      65,696      52,556      68,489         54,933        52,534         42,028
International Equity Fund..     384,003          --     342,100             --       166,703             --
Money Market Fund..........     407,638     396,862     397,071        473,155       391,304        282,975
New York Tax Free Fund.....      25,025      13,579      29,457         19,911        31,482         14,241
Strategic Income Fund+.....      61,282      40,291        N/A            N/A           N/A            N/A
Strategic Value Fund+......        N/A         N/A         N/A            N/A           N/A            N/A
Tax Free Bond Fund.........   1,217,473          --   1,579,820             --     1,610,982            --
Total Return Fund..........   3,025,045          --   3,087,111             --     2,396,247            --

Value Fund.................   2,976,469          --   2,682,642             --     1,932,406            --
-------------------------

+ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.
*    After expense reimbursement or waiver.


   In previous years, prior to a change in management structure, the Funds paid an administrative fee directly to NYLIFE Distributors Inc. as administrator.
For the period from January 1, 1997 through October 26, 1997 and the fiscal years ended December 31, 1996 and 1995 the amount of the administration fee paid and waived and/or reimbursed by each Fund was as follows:

                                       1997                  1996                  1995
                                   ------------          -------------         -------------

                                           Fee Waived            Fee Waived              Fee Waived
                                             and/or                and/or                  and/or
                              Fee Paid*    Reimbursed Fee Paid*  Reimbursed  Fee Paid*   Reimbursed
                             ----------    ---------- ---------  ----------  ----------  ----------

California Tax Free Fund...  $   44,678    $  2,589   $   45,307   $ 11,228  $   29,964  $ 16,845
Capital Appreciation Fund..   3,934,494          --    3,429,258         --   2,155,386        --
Convertible Fund...........   2,710,393          --    2,444,000         --   1,027,604        --
Equity Index Fund..........     605,767     418,496      365,118    290,022     324,287
Government Fund............   1,760,807          --    2,643,801         --   3,056,716
High Yield Corporate Bond
 Fund......................   6,921,965          --    5,816,110         --   3,930,939
International Bond Fund....      39,417      26,278       41,100     27,467      31,522    21,013
International Equity Fund..     256,002          --      228,066         --     111,135        --
Money Market Fund..........     407,638     396,862      397,071    473,155     391,304   282,975
New York Tax Free Fund.....      25,025      13,579       29,457     19,911      31,481    14,242
Strategic Income Fund+.....      61,282      40,291         N/A         N/A        N/A         N/A
Strategic Value Fund+......        N/A         N/A          N/A         N/A        N/A         N/A
Tax Free Bond Fund.........   1,217,473          --    1,579,820         --   1,610,982        --
Total Return Fund..........   3,025,045          --    3,087,111         --   2,396,247        --
Value Fund.................   2,976,469          --    2,682,642         --   1,932,406        --
-----------------------

+ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.
*  After expense reimbursement or waiver.

 DISTRIBUTION AGREEMENT

     NYLIFE Distributors acts as the Principal Underwriter and Distributor of the Funds' shares pursuant to the Distribution Agreement with the Trust dated January 1, 1994. NYLIFE Securities Inc., an affiliated company, sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale.

     The Distribution Agreement for the Funds was approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Trustees") at a meeting held on October 25, 1993. The Distribution Agreement for the International Bond Fund and the International Equity Fund was approved by the Trustees, including a majority of the Independent Trustees at a meeting held on July 25, 1994. The Distribution Agreement for the Strategic Income Fund was approved by the Trustees, including a majority of the Independent Trustees at a meeting held on January 27, 1997. The Distribution Agreement for the Strategic Value Fund was approved by the Trustees, including a majority of the Independent Trustees, at a meeting held on July 28, 1997. The Distribution Agreements were reapproved by the Trustees, including a majority of the Independent Trustees, at a meeting held on April 27, 1998.

     Each of the Funds (except the Money Market Fund and the Equity Index Fund, which does not offer Class B or Class C shares) has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for each class of shares of each Fund (the "Class A Plans", the "Class B Plans," the "Class C Plans" and, collectively, the "Plans"). Under the Class A Plans, Class A shares of each Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor. The Class A Plans for each of the Funds other than the California Tax Free Fund, New York Tax Free Fund, Equity Index Fund and Strategic Income Fund were approved by the sole initial shareholder of the Class A of shares of each Fund on December 31, 1994. The Class A Plans were approved by the shareholders of the California Tax Free Fund, New York Tax Free Fund and the Equity Index Fund at a Special Meeting of Shareholders held on December 28, 1994 and the Class A Plan was approved by the sole initial shareholder of the Strategic Income Fund on February 3, 1997 and by the sole initial shareholder of the Strategic Value Fund on October 21, 1997. Regarding the California Tax Free Fund, the New York Tax Free Fund and the Equity Index

Fund, the Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plans, initially approved the Plan now designated as the Class A Plans on July 25, 1994. Regarding the Strategic Income Fund, the Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plan, initially approved the Class A Plan on January 27, 1997.

     As noted above, the Class B shares of each Fund (except the Money Market Fund and the Equity Index Fund, which does not offer Class B shares) also have adopted Rule 12b-1 distribution plans. Originally, Rule 12b-1 plans of distribution were adopted by each of the Funds (except the California Tax Free Fund, New York Tax Free Fund and Money Market Fund) for the then sole existing class of shares of the Funds. More specifically, Rule 12b-1 distribution plans were approved on October 21, 1997 by the sole initial Class B shareholder of the Strategic Value Fund, on February 3, 1997 by the sole initial shareholder of the Strategic Income Fund, on September 8, 1994 by the sole initial shareholder of each of the International Bond Fund and International Equity Fund, on April 25, 1988 by the shareholders of the Total Return Fund, on May 29, 1987 by the sole initial shareholder of the Tax Free Bond Fund and on April 27, 1987 by the shareholders of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund and Value Fund. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved the Plans of the Total Return Fund on October 26, 1987, initially approved the Plans of the Tax Free Bond Fund on April 27, 1987, and initially approved the Plans of the Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund and Value Fund on April 28, 1986. In addition, on October 31, 1988, the Trustees of the Trust, including a majority of the Independent Trustees, amended the Tax Free Bond Fund's Plan to permanently reduce the amount of the distribution fee to be imposed subsequent to that date. On October 26, 1992, the Trustees of the Trust, including a majority of the Independent Trustees, amended each of the plans of distribution to provide that a portion of total amount of the distribution fee as a service fee, to pay for a variety of account maintenance and personal services to shareholders after the sale. On October 25, 1993, the Trustees of the Trust, including a majority of the Independent Trustees, amended each of the plans of distribution to reflect that NYLIFE Distributors would serve as principal underwriter of the Funds' shares, effective January 1, 1994. Prior to the implementation of the multi-class distribution system the distribution plans in effect for the Funds were amended and redesignated and, now, are applicable only to the Class B shares of each Fund. On October 30, 1995, the Trustees of the Trust, including a majority of the

Independent Trustees, amended the Class A Plans and the Class B Plans to clarify that the Plans contemplate payment for expenses that may generally be characterized as administrative.

     Regarding the California Tax Free Fund and New York Tax Free Fund, the Class B Plans were approved by the sole initial shareholder of the Class B shares of each Fund on December 31, 1994. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved such Plans now designated as the Class B Plans on October 24, 1994.

     Regarding the International Bond Fund and International Equity Fund, the Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at meetings called for the purpose of voting on such Plans, initially approved the distribution plans now designated as the Class B Plans on July 25, 1994, and the Class A Plans on October 24, 1994. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plan, initially approved the Class B Plan of the Strategic Income Fund on January 27, 1997. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plan, initially approved the Class B Plan of the Strategic Value Fund on July 28, 1997.

     On October 24, 1997, Class B shareholders for each of the Funds, other than the Equity Index Fund, Money Market Fund, Strategic Income Fund and Strategic Value Fund, approved a revision to the Class B Plans of each Fund to revise the method of calculation of the distribution fee. The Trustees, including a majority of the Independent Trustees, approved the revision at an in-person meeting held July 28, 1997. The Class B shareholders approved the revision at a meeting held October 24, 1997.

     Under the current Class B plans, each Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.25% in the case of the California Tax Free Fund, New York Tax Free Fund and the Tax Free Bond Fund) of the average daily net assets attributable to the Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Funds' Class B shares.

     The Class C shares of each Fund (except the Money Market Fund and the Equity Index Fund, which does not offer Class C shares) also have adopted Rule 12b-1 distribution plans. Rule 12b-1 distribution plans were approved on August __, 1998 by the sole initial Class C shareholder of each of the Funds. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plans, initially approved the Class C Plans of the Funds on July 27, 1998.

     Under the Class C plans, each Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% (0.50% in the case of the California Tax Free Fund, New York Tax Free Fund and the Tax Free Bond Fund) of the average daily net assets attributable to the Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Funds' Class C shares.

     Once approved by a vote of a majority of the outstanding voting securities of a class of shares of a Fund, each Plan shall continue in effect thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of each Plan must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the Plan. So long as any Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each Plan will benefit the respective Fund and its shareholders. Pursuant to the Class A, Class B and Class C Plans, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     Pursuant to a rule of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

     For the fiscal year ended December 31, 1997, the Funds paid distribution and service fees pursuant to the Class A and Class B Plans as follows (Class C shares were not offered prior to September 1, 1998):

                                   Amount of Fee  Amount of Fee
                                    Pursuant to    Pursuant to
                                   Class A Plan   Class B Plan
                                   -------------  -------------

California Tax Free Fund+........       $ 43,324    $    29,795
Capital Appreciation Fund+.......        436,614     12,479,365
Convertible Fund+................        160,596      7,496,884
Equity Index Fund................        826,562           N/A
Government Fund+.................         41,839      5,572,110
High Yield Corporate Bond Fund+..        447,670     25,344,441
International Bond Fund+.........         29,391        188,387
International Equity Fund+.......         44,218        567,206
Money Market Fund................           N/A            N/A
New York Tax Free Fund+..........         35,389         23,696
Strategic Income Fund++..........         58,867        226,126
Strategic Value Fund++...........          5,136         10,314
Tax Free Bond Fund+..............         32,364      2,207,368
Total Return Fund+...............        229,294      8,376,017
Value Fund+......................        241,617      9,356,170

_______________________

+ The Class B Plan was amended effective October 27, 1997. Figures reflect calculation of fee pursuant to previous method for the period from January 1, 1997 through October 26, 1997 and calculation of fee pursuant to the current method for the period from October 27, 1997 through December 31, 1997.

++ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.

     For the fiscal year ended December 31, 1997, 1996 and 1995, NYLIFE Distributors retained the following amounts in sales charges for sales of Class A shares of the Funds:

                               Year Ended    Year Ended    Year Ended
                              December 31,  December 31,  December 31,
                                  1997          1996          1995
                              ------------  ------------  ------------

California Tax Free Fund....      $  6,958    $   35,009      $ 57,181
Capital Appreciation Fund+..       201,562     1,430,417       718,806
Convertible Fund+...........        39,646       903,782       529,361
Equity Index Fund...........       329,059     1,968,993       308,486
Government Fund+............         5,803        96,545        95,975
High Yield Corporate Bond

    Fund+...................       308,282     1,413,313       782,534
International Bond Fund+....         5,235        54,586        10,984
International Equity Fund+..       121,009        91,571        63,684
Money Market Fund+..........          N/A           N/A           N/A
New York Tax Free Fund......         2,297        22,774        35,722
Strategic Income Fund++.....        14,008          N/A           N/A
Strategic Value Fund++......           344          N/A           N/A
Tax Free Bond Fund+.........         5,710        51,345        62,656
Total Return Fund+..........        50,232       334,470       233,202
Value Fund+.................       112,844       574,807       413,692

-----------------------
+    The Fund began offering Class A shares on January 3, 1995.

++ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.


   For the fiscal years ended December 31, 1997 and 1996, contingent deferred sales charges were paid by investors on the redemption of Class B shares of each Fund, as follows:

                                     Year Ended
                                     Year Ended      December 31,
                                  December 31, 1997      1996
                                  -----------------  ------------

California Tax Free Fund........         $    3,586    $    2,008
Capital Appreciation Fund.......          1,485,899       966,555
Convertible Fund................          1,466,588       852,359
Equity Index Fund...............                N/A           N/A
Government Fund.................            788,647       952,234
High Yield Corporate Bond Fund..          2,684,352     1,482,294
International Bond Fund.........             31,152        27,332
International Equity Fund.......             88,010        48,979
Money Market Fund+..............            779,844       640,623
New York Tax Free Fund..........              2,531         2,810
Strategic Income Fund++.........             11,479           N/A
Strategic Value Fund++..........                 --           N/A
Tax Free Bond Fund..............            492,542       605,386
Total Return Fund...............            871,336       745,382
Value Fund......................            996,052       712,915

_______________________

+ The amount shown represents proceeds from contingent deferred sales charges which were assessed on redemptions of shares which had previously been exchanged from other Funds into the Money Market Fund.

++ The Strategic Income Fund commenced operations on February 28, 1997.
   The Strategic Value Fund commenced operations on October 21, 1997.


   For the fiscal year ended December 31, 1997, it is estimated that the following amounts were spent on compensation to dealers with respect to the Class A shares of each Fund: California Tax Free Fund spent $36,835; Capital Appreciation Fund spent $1,231,407; Convertible Fund spent $246,918; Equity Index Fund spent $3,332,052; Government Fund spent $33,248; High Yield Corporate Bond Fund spent $2,144,790; International Bond Fund spent

$34,080; International Equity Fund spent $75,027; New York Tax Free Bond Fund spent $16,433; Strategic Income Fund spent $169,199; Strategic Value Fund spent $141,685 Tax Free Bond Fund spent $32,283; Total Return Fund spent $307,772; and Value Fund spent $665,119.

   For the fiscal year ended December 31, 1997, it is estimated that the following amounts were spent for distribution-related activities with respect to the Class B shares of each Fund:

                                                                                                                   Approximate
                                         Printing And                                                              Total Amount
                                           Mailing                                                                   Spent by
                            Sales      Prospectuses to    Compensation                                                NYLIFE
                           Material       other than           to         Compensation                   Sales      Distributors
                             and            Current       Distribution     to Sales                  Distribution   With Respect
                         Advertising     Shareholders       Personnel      Personnel       Other        Costs       to Each Fund
                         -----------     ------------       ---------      ---------       -----        -----       ------------
California Tax Free          $    451         $    5,941    $    12,935     $    4,638  $    7,356     $    84,185   $    115,506
 Fund
Capital Appreciation           87,010          1,547,023      3,159,974        625,088   1,888,695      13,803,858     21,111,648
 Fund
Convertible Fund               22,979            727,746        537,699         88,566     279,208       4,640,527      6,296,725
Govt. Fund                      8,234            547,016        323,510         72,554     178,934       1,867,222      2,997,470
High Yield Corp. Fund         130,347          2,796,481      4,100,335        771,492   2,419,468      41,119,642     51,337,765
International Bond              1,446             17,869         52,794          8,395      29,550         249,823        359,877
 Fund
International Equity            5,115             53,876        185,125         32,625     106,364         756,109      1,139,214
 Fund
New York Tax Free               1,345              4,517          6,991          2,553       6,197          64,232         85,835
 Fund
Tax Free Fund                   3,774            407,263        269,467         53,290     172,880       1,277,394      2,184,068
Total Return Fund              39,072          1,007,008      1,307,798        262,631     777,495       5,737,640      9,131,644
Value Fund                     56,482          1,149,205      1,983,639        394,408   1,177,580       9,955,251     14,716,565
Strategic Income                5,873             33,872        209,498         38,134     119,979       1,062,130      1,469,486
  Fund*
Strategic Value Fund*            (535)             6,051        (60,004)        12,737     (18,061)        286,835        227,023
Total                         361,593          8,303,868     12,089,761      2,367,111   7,145,645      80,904,848    111,172,826

_______________________
* The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 22, 1997.


OTHER SERVICES

     Pursuant to an Accounting Agreement with the Trust, dated October 24, 1997, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust.

     For the period from October 27, 1997 through December 31, 1997, the amount of recordkeeping fees paid to the Manager by each Fund was as follows:


                                                                   Year Ended
                                                                   December 31,
                                                                      1997
                                                                   -----------

California Tax Free Fund............................................    N/A
Capital Appreciation Fund...........................................  41,466
Convertible Fund....................................................  21,595
Equity Index Fund...................................................    N/A
Government Fund.....................................................  16,639
High Yield Corporate Bond
 Fund...............................................................  68,994
International Bond Fund.............................................  2,608
International Equity Fund...........................................  5,460
Money Market Fund...................................................  12,407
New York Tax Free Fund..............................................    N/A
Strategic Income Fund...............................................  4,701
Strategic Value Fund................................................  2,323
Tax Free Bond Fund..................................................  13,665
Total Return Fund...................................................  28,016
Value Fund..........................................................  31,142


        For the period January 1, 1997 through October 26, 1997 and the fiscal years ended December 31, 1996 and 1995, the amount of recordkeeping fee paid to NYLIFE Distributors, the previous Accounting Agent, by each Fund was as follows:

                                      Year Ended          Year Ended         Year Ended
                                  December 31, 1997   December 31, 1996   December 31, 1995
                                  -----------------   -----------------   -----------------
California Tax Free Fund......... $           N/A     $           N/A     $          N/A
Capital Appreciation Fund........            164,868             145,721             95,042
Convertible Fund.................            108,332              81,568             57,184
Equity Index Fund................             N/A                 N/A                N/A
Government Fund..................             80,879             114,622            128,798
High Yield Corporate Bond Fund...            270,515             233,333            164,329
International Bond Fund..........             11,358              12,511             12,000
International Equity Fund........             24,683              22,075             12,668
Money Market Fund................             54,915              62,593             53,064
New York Tax Free Fund...........             N/A                 N/A                N/A
Strategic Income Fund +..........             13,624              N/A                N/A
Strategic Value Fund +...........             N/A                 N/A                N/A
Tax Free Bond Fund...............             60,703              80,430             79,801
Total Return Fund................            119,962             126,154            103,032
Value Fund.......................            125,541              16,985             85,935

________________
+ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operation on October 21, 1997.

     In addition, each Fund may reimburse NYLIFE Securities, NYLIFE Distributors and MainStay Shareholder Services for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST

     Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including (i) the fees payable to the Manager, (ii) the fees and expenses of Trustees who are not affiliated with the Manager or Sub-Advisers,
(iii) certain fees and expenses of the Trust's Custo dians and Transfer Agent,(iv) the charges and expenses of the Trust's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions, (vi) the fees of any trade association of which a Fund or the Trust is a member, (vii) the cost of share certificates representing shares of a Fund, (viii) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business,
(xi) any expenses assumed by the Fund pursuant to its plan of distribution,(xii) all taxes and business fees payable by a Fund to federal, state or other governmental agencies, and (xiii) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

     Certain of the Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

       Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., Municipal Bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

       Regarding the California Tax Free Fund and New York Tax Free Fund, newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices.

       The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Sub- Advisers attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and their other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Trustees may determine, the Sub-Advisers may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

       NYLIFE Securities (the "Affiliated Broker") may act as broker for the Trust. In order for the Affiliated Broker to effect any portfolio transactions for the Trust on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trust will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

       Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), a Sub-Adviser may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

       Although commissions paid on every transaction will, in the judgment of the Sub-Advisers, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Trust and the Sub- Advisers' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

       Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Sub-Advisers for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to an Sub-Adviser. Research provided by brokers is used for the benefit of all of the Sub-Advisers' clients and not solely or necessarily for the benefit of the Trust. The Sub-Advisers' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Sub-Advisers as a consideration in the selection of brokers to execute portfolio transactions.

       In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Sub-Advisers. Investment decisions for a Fund and for the Sub-Advisers' other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The

Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

       The Sub-Advisory fee that the Manager pays on behalf of each Fund to the Sub-Advisers will not be reduced as a consequence of the Sub-Advisers' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Sub-Advisers in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Sub-Advisers in carrying out their obligations to the Funds.

       For the fiscal years ended December 31, 1997, 1996 and 1995 each of the following Funds paid brokerage commissions as follows:

                                                 Total Brokerage                              Total Brokerage Commissions
                                                Commissions Paid                              Paid to Affiliated Persons
                                                ----------------                              --------------------------
                                   Year ended      Year ended      Year ended      Year ended      Year ended      Year ended
                                 Dec. 31, 1997   Dec. 31, 1996   Dec. 31, 1995   Dec. 31, 1997   Dec. 31, 1996   Dec. 31, 1995
                                 -------------   -------------   -------------   -------------   -------------   -------------
  Capital Appreciation Fund....  1,349,716        $  882,877     $  681,250       $    --        $  ---          $    ---
  Convertible Fund.............  1,728,411         1,952,991        674,139            --           ---               ---
  Equity Index Fund............     24,704            63,111          7,018            --           ---               ---
  Government Fund..............      1,719            20,809         71,818            --           ---               ---
  High Yield Corporate Bond
    Fund.......................  1,297,005         1,187,150      1,207,587            --           ---           1,970(0%)(1)
  International Equity Fund....    239,373           215,696        135,267            --           ---               ---
  Strategic Income Fund+.......     11,739              N/A            N/A             --          N/A               N/A
  Strategic Value Fund+........     21,314              N/A            N/A             --          N/A               N/A
  Total Return Fund............    609,009          399,858        436,507             --           ---               ---
  Value Fund...................  2,347,711        1,354,707      1,055,169             --           ---           5,074(0%)(1)

                                                                                                         Total Brokerage
                                                                                                         Commissions Paid
                                                       Total Amount of Transactions                      to Brokers that
                                                          Where Commissions Paid                         Provided Research
                                   --------------------------------------------------------------------- ------------------
                                      Year Ended                  Year Ended               Year Ended           Year ended
                                   December 31, 1997          December 31, 1996        December 31, 1995     December 31, 1997
                                   -----------------          -----------------        -----------------     -----------------
  Capital Appreciation Fund......      987,618,526         $  571,478,397(0.0%)(2) $  391,017,677(0.0%)(2)        1,349,716
  Convertible Fund...............    1,608,359,897          1,296,465,108(0.0%)(2)    395,570,645(0.0%)(2)        1,728,411
  Equity Index Fund..............       21,540,769             64,348,135(0.0%)(2)      5,863,505(0.0%)(2)           24,704
  Government Fund................       12,111,250            275,083,720(0.0%)(2)    712,117,650(0.0%)(2)            1,719
  High Yield Corporate Bond
    Fund.........................    1,451,737,826          2,471,387,854(0.0%)(2)  1,414,045,455(0.0%)(2)        1,297,005
  International Equity Fund......       60,462,344             49,098,906(0.0%)(2)     33,559,758(0.0%)(2)          239,373
  Strategic Income Fund+.........       41,537,454                     N/A                     N/A                   11,739
  Strategic Value Fund+..........       12,723,841                     N/A                     N/A                   21,314
  Total Return Fund .............      459,057,404            271,187,968(0.0%)(2)    604,631,476(0.0%)(2)          609,009
  Value Fund ....................    1,523,756,743            848,170,710(0.0%)(2)    544,224,812(0.0%)(2)        2,347,711

  -------------------------
(1) Percent of total commissions paid.

(2) Percent of total transactions involving the payment of commissions effected through affiliated persons.

+ The Strategic Income Fund commenced operations on February 28, 1997. The Strategic Value Fund commenced operations on October 21, 1997.

  The California Tax Free Fund, International Bond Fund, Money Market Fund, New York Tax Free Fund and Tax Free Bond Fund paid no brokerage commissions during the fiscal years ended December 31, 1997, 1996 and 1995.

  Capital Appreciation Fund held commercial paper of American Express Credit Corp. valued at $30,000,000 and commercial paper of Prudential Funding Corp. valued at $62,926,000; Equity Index Fund held common stock in Merrill Lynch & Co., Inc. valued at $1,358,753, common stock of Schwab (Charles) Corp. valued at $624,156, common stock of American Express Co. valued at $2,333,620 and common stock of Morgan Stanley, Dean Witter, Discover & Co. valued at $1,970,814; International Equity Fund held commercial paper of Merrill Lynch & Co. Inc. valued at $3,599,399 and common stock of HSBC Holdings PLC valued $258,829; Convertible Fund held commercial paper of American Express Credit Corp. Valued at $1,700,000, and common stock and preferred stock of Merrill Lynch & Co., Inc. valued at $10,913,400 and $1,228,200, respectively; Total Return Fund held commercial paper of American Express Credit Corp. valued at $43,450,000, and bonds of Lehman Brothers Holdings Inc., 7.375%, due 5/15/07, valued at $984,537; Value Fund held commercial paper of American Express Credit Corp. valued at $29,820,000 and commercial paper of Prudential Funding Corp. valued at $20,694,000; Government Fund held commercial paper of American

Express Credit Corp. valued at $32,000,000 and commercial paper of Prudential Funding Corp. Valued at $6,000,000; High Yield Corporate Bond Fund held commercial paper of American Express Credit Corp. valued at $137,292,000 and commercial paper of Prudential Funding Corp. valued at $25,000,000; Money Market Fund held commercial paper of American Express Credit Corp. valued at $3,173,000 and commercial paper of Goldman Sachs Group L.P. valued at $14,483,450; Strategic Income Fund held commercial paper of American Express Credit Corp. valued at $3,000,000, bonds of Lehman Large Loan, Series 1997-LL1 Class A, 6.79%, due 6/12/04, valued at $203,666 and bonds of Merrill Lynch Mortgage Investors, Inc., Series 1995-C2 Class A1, 7.1817%, due 6/15/21, valued at $238,560; and Strategic Value Fund held commercial paper of American Express Credit Corp. valued at $1,187,000 and commercial paper of Prudential Funding Corp. valued at $1,115,000.

  Investors may, subject to the approval of the Trust, the Manager and the Sub-Adviser, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Sub-Adviser intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time.

                                 NET ASSET VALUE

  The net asset value per share of each Fund (other than the Money Market Fund) is determined by the Trust daily as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day when the New York Stock Exchange is open for trading. The net asset value per share of the Money Market Fund is also determined at noon on such days.

  Portfolio securities of the Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of the Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of the Money Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in the Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

  Portfolio securities of each other Fund are valued (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that Exchange on the day as of which assets are valued or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges, (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by the Sub-Adviser if those prices are deemed by the Sub-Adviser to be representative of market values at the first close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, which prices reflect broker-dealer- supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the first close of business of the New York Stock Exchange, (f) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Money market instruments held by the Funds with a remaining maturity of 60 days or less will be valued by the amortized cost method unless such method does not represent fair value. Forward foreign currency exchange contracts held by the Funds are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

  Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank or broker-dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. The Trust recognizes dividend income and other distributions on the ex- dividend date, except that certain dividends from foreign securities are recognized as soon as the Trust is informed after the ex-dividend date.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.

  Events affecting the values of portfolio securities that oc cur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Funds' calculation of net asset values unless the Sub-Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

  Because the Guarantee regarding the Equity Index Fund is payable to shareholders directly (and not payable to the Equity Index Fund), and because it represents only a contingent liability rather than an agreement to pay a definite amount on the Guarantee Date, the Trustees believe that the Guarantee should have no impact in determining the Equity Index Fund's net asset value.

  The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

  To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the net asset value of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

  A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in a Fund (other than the Money Market Fund), the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

                           SHAREHOLDER SERVICING AGENT

  The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing shareholder servicing and recordkeeping functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations of those provisions, could prevent a bank from continuing to perform all or a part of such services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                      PURCHASES, REDEMPTION AND REPURCHASE

Letter of Intent ("LOI")

  The LOI is a non-binding obligation on the Qualified Purchaser to purchase the full amount indicated; however, on the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by the Transfer Agent in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference.

Distributions in Kind

     The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

Suspension of Redemptions

  The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

CDSC Waivers

  The Prospectus identifies certain categories of Class B share redemptions on which the contingent deferred sales charge ("CDSC") will be waived. See "Tell Me the Details - Alternative Sales Arrangements - Deferred Sales Charge Class B Shares." In addition to those categories, the CDSC will be waived in connection with the following redemptions of Class B shares by accounts established before January 1, 1998: (i) withdrawals from IRS qualified and nonqualified retirement plans, individual retirement accounts, tax sheltered accounts, and deferred compensation plans, where such withdrawals are permitted under the terms of the plan or account (e.g., attainment of age 59 1/2, separation from service, death, disability, loans, hardships, withdrawals of excess contributions pursuant to applicable IRS rules, withdrawals based on life expectancy under applicable IRS rules); (ii) preretirement transfers or rollovers within a retirement plan where the proceeds of the redemption are invested in proprietary products offered or distributed by New York Life or its affiliates; (iii) living revocable trusts on the death of the beneficiary; (iv) redemptions made within one year following the death or disability or a shareholder; (v) redemptions by directors, Trustees, officers and employees (and immediate family members) of the Trust and of New York Life and its affiliates where no commissions have been paid;

(vi) redemptions by employees of any dealer which has a soliciting dealer agreement with the Distributor, and by any trust, pension, profit-sharing or benefit plan for the benefit of such persons where no commissions have been paid; (vii) redemptions by tax-exempt employee benefit plans resulting from the adoption or promulgation of any law or regulation; (viii) redemptions by any state, country or city, or any instrumentality, department, authority or agency thereof and by trust companies and bank trust departments; and (ix) transfers to
(a) other funding vehicles sponsored or distributed by New York Life or an affiliated company, or (b) guaranteed investment contracts, regardless of the sponsor, within a retirement plan.

                         TAX-DEFERRED RETIREMENT PLANS


CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

     Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as an investment under a specimen cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

     Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. For tax years beginning in 1997, only a traditional IRA is available. For tax years beginning after 1997, two additional types of IRAs will be available -- the "Roth" IRA and the "Education" IRA.

     An individual may contribute as much as $2,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of (i) $2,000 or (ii) the sum of (a) the compensation includible in the working spouse's gross income plus (b) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for a IRA contribution by a married couple is $4,000.

     An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA which is deductible for federal income tax purposes. For tax years beginning before 1998, a contribution is deductible only if (i) neither the individual nor his or her spouse (unless filing separate returns and living apart at all times during the taxable year) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,000 and $50,000; $25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,000). These phase-out limits will gradually increase starting with tax years beginning in 1998, eventually reaching $50,000 - $60,000 for single filers in 2005 and thereafter (and reaching $80,000 - $100,000 if married filing jointly in 2007 and thereafter). In addition, for tax years beginning after 1997, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000. However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

     Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. For distributions made after 1997, the penalty tax does not apply to withdrawals up to a total of $10,000 for qualified first-time homebuyer expenses or to withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

     Roth IRAs.  Roth IRAs are a form of individual retirement account
     ---------
applicable for tax years beginning after 1997. Contributions to a Roth IRA are not deductible but may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $2,000 ($4,000 for a married couple) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

     Education IRAs.  After 1997, a taxpayer may make non-deductible
     --------------
contributions of up to $500 per year per beneficiary to an Education IRA. Contributions cannot be made after the beneficiary becomes 18 year old. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly).
Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in an Education IRA when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to a penalty tax upon distribution.

     All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Education IRA combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

 403(B)(7) TAX SHELTERED ACCOUNT

     Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b) plans) made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in
Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

 GENERAL INFORMATION

     Shares of a Fund, except the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund, may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

     The custodial agreements and forms provided by the Funds' Custodian and Transfer Agent designate New York Life Trust Company as custodian for IRAs and 403(b) plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

     The federal tax laws applicable to retirement plans, IRAs and 403(b) plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax adviser before establishing any of the tax-deferred retirement plans described above.

                     CALCULATION OF PERFORMANCE QUOTATIONS

     From time to time, quotations of the Money Market Fund's "yield" and "effective yield" may be included in advertisements or communications to shareholders. These performance figures are calculated in the following manner:

          A.  Yield -- the net annualized yield based on a specified seven-
              -----
     calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of the Class A and Class B shares of the Money Market Fund for the seven-day period ended December 31, 1997 was 5.07% and 5.07%, respectively.

          B.  Effective Yield -- the net annualized yield for a specified seven-
              ---------------
     calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except the yield figure is compounded by adding one, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) /365/7/] -
     1. The effective yield of the Class A and Class B shares of the Money Market Fund for the seven-day period ended December 31, 1997 was 5.20% and 5.20%, respectively.

          The yield and effective yield of the Money Market Fund reflect the reduction of certain fees otherwise payable and voluntary expense limitations. Had there been no reduction of fees or expense limitations, the yield and effective yield of the Money Market Fund would have been 4.77% and 4.88%, respectively, for Class A shares and 4.77% and 4.88%, respectively, for Class B shares for the seven-day period ended December 31, 1997.

     As described above, yield and effective yield are based on historical earnings and are not intended to indicate future performance. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment of dividends. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

     From time to time a Fund, other than the Money Market Fund, may publish its yield and/or average annual total return in advertisements and communications to shareholders. Total return and yield are computed separately for Class A and Class B shares. The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. This calculation assumes a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period in the case of Class B shares. In the case of Class A shares, the calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period. The performance information shown below for the period ended December 31, 1996 provides performance figures for both Class A and Class B shares of the Funds, except in the case of the Equity Index Fund which offers only one class of shares, Class A shares.

     In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

     Quotations of each Fund's average annual total return will be calculated according to the following SEC formula:

     P(1+T) to the power of n =  ERV

where:

     P =   a hypothetical initial payment of $1,000
     T =   average annual total return
     n =   number of years

     ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion thereof)

     Each Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the average annual compounded rate, except that such quotations will be based on a Fund's actual return for a specified period as opposed to its average return over 1, 5, and 10-year periods. In considering any total rate of return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

     The average annual total returns of the Class A shares of the following Funds for the one-year and, as applicable, five-year and ten-year periods ended December 31, 1997 and the period from inception to December 31, 1997 were as follows:*

                                                                          Average
                                      Year     Five Years   Ten Years      Annual
                                     Ended       Ended        Ended        Total     Inception
Fund                                12/31/97    12/31/97    12/31/97      Return(a)    Date
----                                --------    --------    --------      ---------    ----
California Tax Free Fund........      3.04%        5.64%        N/A         6.11%    10/1/91
Capital Appreciation Fund (b)...     17.27%       16.33%      18.28%       14.88%     5/1/86
Convertible Fund (b)............      5.24%       12.38%      12.65%        9.99%     5/1/86
Equity Index Fund...............     28.30%       18.45%        N/A        17.83%   12/20/90
Government Fund (b).............      4.21%        4.93%       6.69%        6.54%     5/1/86
High Yield Corporate
  Bond Fund (b).................      7.16%       13.11%      11.79%       10.49%     5/1/86
International Bond Fund (b).....     -2.75%         N/A         N/A         8.69%    9/13/94
International Equity Fund (b)...     -1.23%         N/A         N/A         3.35%    9/13/94
New York Tax Free Fund..........      3.52%        5.74%        N/A         6.36%    10/1/91
Strategic Income Fund...........       N/A          N/A         N/A         1.83%    2/28/97
Strategic Value Fund............       N/A          N/A         N/A        -1.61%   10/22/97
Tax Free Bond Fund (b)..........      4.11%        5.18%       6.58%        6.19%     5/1/86
Total Return Fund (b)...........     11.74%       11.91%      12.48%       12.50%   12/29/87
Value Fund (b)..................     15.18%       15.40%      16.43%       12.68%     5/1/86


*    Assumes the deduction of the maximum applicable initial sales charge.

(a)  From inception to 12/31/97.

(b) Performance figures for the Fund's Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.


     The average annual total returns of the Class B shares of the following Funds for the one-year and, as applicable, five-year and ten-year periods ended December 31, 1997, and the period from inception to December 31, 1997 were as follows*:

                                                                          Average
                                      Year     Five Years   Ten Years      Annual
                                     Ended       Ended        Ended        Total     Inception
Fund                                12/31/97*   12/31/97*   12/31/97*     Return(a)    Date
----                                --------    --------    --------      ---------    ----
California Tax Free Fund (b)...       2.63%       6.14%         N/A         6.75%    10/1/91
Capital Appreciation Fund......      18.45%      17.08%       18.77%       15.29%     5/1/86
Convertible Fund...............       5.67%      13.00%       13.08%       10.35%     5/1/86
Government Fund................       3.54%       5.19%        6.99%        6.79%     5/1/86
High Yield Corporate
  Bond Fund....................       6.55%      13.53%       12.11%       10.76%     5/1/86
International Bond Fund........      -3.85%        N/A          N/A         9.08%    9/13/94
International Equity Fund......      -1.22%        N/A          N/A         3.85%    9/13/94
New York Tax Free Fund (b).....       3.14%       6.26%         N/A         7.03%    10/1/91
Strategic Income Fund..........        N/A         N/A          N/A         1.02%    2/28/97
Strategic Value Fund...........        N/A         N/A          N/A        -0.96%   10/22/97
Tax Free Bond Fund.............       3.80%       5.70%        7.01%        6.56%     5/1/86
Total Return Fund..............      12.65%      12.60%       12.93%       12.97%   12/29/87
Value Fund.....................      16.29%      16.11%       16.89%       13.07%     5/1/86


*    Assumes a complete redemption at the end of each year and the deduction of
     the maximum applicable   contingent deferred sales charge.

(a)  From inception to 12/31/97.

(b) Performance figures for the Fund's Class B shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class A shares for the period from inception through

     December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.

     The average annual total returns of the Class A shares of the following Funds without deducting the applicable initial sales charge is as follows:

                                                                          Average
                                      Year     Five Years   Ten Years      Annual
                                     Ended       Ended        Ended        Total     Inception
Fund                                12/31/97    12/31/97    12/31/97      Return(a)    Date
----                                --------    --------    --------      ---------    ----
California Tax Free Fund..........    7.90%        6.62%        N/A         6.89%    10/1/91
Capital Appreciation Fund (b).....   24.10%       17.65%      18.95%       15.44%     5/1/86
Convertible Fund(b)...............   11.36%       13.66%      13.29%       10.52%     5/1/86
Equity Index Fund.................   32.26%       19.17%        N/A        18.35%   12/20/90
Government Fund(b)................    9.12%        5.90%       7.18%        6.96%     5/1/86
High Yield Corporate
  Bond Fund (b)...................   12.20%       14.15%      12.30%       10.92%     5/1/86
International Bond Fund (b).......    1.83%         N/A         N/A        10.22%    9/13/94
International Equity Fund (b).....    4.52%         N/A         N/A         5.14%    9/13/94
New York Tax Free Fund............    8.39%        6.72%        N/A         7.15%    10/1/91
Strategic Income Fund.............     N/A          N/A         N/A         6.62%    2/28/97
Strategic Value Fund..............     N/A          N/A         N/A         4.11%   10/22/97
Tax Free Bond Fund (b)............    9.02%        6.15%       7.08%        6.61%     5/1/86
Total Return Fund (b).............   18.24%       13.18%      13.10%       13.14%   12/29/87
Value Fund (b)....................   21.88%       16.72%      17.09%       13.23%     5/1/86

--------------------
(a)     From inception to 12/31/97.
(b) Performance figures for the Fund's Class A shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class B shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.


     The average annual total returns of the Class B shares of the following Funds without deducting the applicable contingent deferred sales charge is as follows:

                                                                               Average
                                      Year       Five Years    Ten Years        Annual
                                     Ended         Ended         Ended          Total     Inception
Fund                                12/31/97      12/31/97     12/31/97        Return(a)    Date
----                                --------      --------     --------        ---------    ----
California Tax Free Fund (b)..         7.63%         6.45%          N/A           6.75%    10/1/91
Capital Appreciation Fund.....        23.45%        17.29%        18.77%         15.29%     5/1/86
Convertible Fund..............        10.67%        13.24%        13.08%         10.35%     5/1/86
Government Fund...............         8.54%         5.51%         6.99%          6.79%     5/1/86
High Yield Corporate..........
  Bond Fund...................        11.55%        13.77%        12.11%         10.76%     5/1/86
International Bond Fund.......         1.15%          N/A           N/A           9.57%    9/13/94
International Equity Fund.....         3.78%          N/A           N/A           4.40%    9/13/94
New York Tax Free Fund (b)....         8.14%         6.57%          N/A           7.03%    10/1/91
Strategic Income Fund.........          N/A           N/A           N/A           6.02%    2/28/97
Strategic Value Fund..........          N/A           N/A           N/A           4.04%   10/22/97
Tax Free Bond Fund............         8.80%         6.02%         7.01%          6.56%     5/1/86
Total Return Fund.............        17.65%        12.85%        12.93%         12.97%   12/29/87
Value Fund....................        21.29%        16.33%        16.89%         13.07%     5/1/86

--------------------
(a)    From inception to 12/31/97.

(b) Performance figures for the Fund's Class B shares, first offered to the public on January 3, 1995, include the historical performance of the Fund's Class A shares for the period from inception through December 31, 1994. Performance data for the two classes after this date vary based on differences in their expense structures.


     The performance data quoted represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      The yield of each Fund, except the Money Market Fund, is computed by dividing its net investment income (determined in accordance with the following SEC formula) earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semiannual) basis and then they are annualized. Yield will be calculated using the following SEC formula:

                            Yield = 2[(a-b +1)to the 6th power -1]
                                       ---
                                       cd

                                     where:

   a =     interest earned during the period
   b =     expenses accrued for the period (net of reimbursements)
   c = the average daily number of shares outstanding during the period that were entitled to receive dividends
   d =     the maximum offering price per share on the last day of the period

    This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "Redemptions and Repurchases" in the Prospectus.

    For the 30-day period ended December 31, 1997, the yield of each of the following Funds was:

                                      30-Day
                                   Period Ended
                                   December 31,
                                       1997
                                       ----

            Fund                  Class A   Class B
            ----                  --------  --------

California Tax Free Fund........     4.74%     4.71%

Government Fund.................     4.84%     4.34%

High Yield Corporate Bond Fund..     6.77%     6.33%

International Bond Fund.........     4.57%     4.02%

New York Tax Free Fund..........     4.72%     4.69%

Tax Free Bond Fund..............     4.81%     4.79%

Strategic Income Fund...........     5.93%     5.30%


        The California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund may publish its tax equivalent yield in advertisements and communications to shareholders. The tax equivalent yield is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of the Fund's yield, assuming certain tax brackets for a Fund shareholder.

        The table below illustrates the taxable yield equivalent to a tax-free yield of 5.50%.*+

                                      To Equal a 5.50% Tax
                      If              Free Return, a Taxable
                 Your Federal         Investment Would Have to
                 Marginal Tax         Earn Without Fee Reduction
                    Rate is:               or Expense Limit
                 ------------         --------------------------

                     15.00%                     6.47%

                     28.00%                     7.64%

                     31.00%                     7.97%

                     36.00%                     8.59%

                     39.60%                     9.11%

--------------------
 * This table reflects application of the regular Federal income tax only; other taxes may be applicable with respect to a particular shareholder. Such taxes could change the information shown. Tax rates are subject to change. Investors in the California and New York Tax Free Funds should in particular note that the chart does not reflect any state and local taxes that may be deductible in computing Federal income tax liability.

+ This table is for illustrative purposes only; investors should consult their tax advisers with respect to the tax implications of an investment in a Fund that invests primarily in securities, the interest on which is exempt from regular Federal income tax.


      A Fund may also include its current dividend rate in its prospectus, in supplemental sales literature, or in communications to shareholders. The current dividend rate of each Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of a Fund's performance including (i) realized and unrealized capital gains and losses, which are reflected in calculations of a Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

       Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield, current dividend rate, total return or tax-equivalent yield of any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax-equivalent yield may be in any future period.

       In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

       From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager and Sub-Adviser, and other pertinent facts relating to the management of the Fund by the adviser.

       From time to time any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's, BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money, Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall Street Journal.

       In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard &

Poor's 500 Composite Stock Price Index, the Salomon Brothers Broad Investment Grade Bond Index, the Morgan Stanley Capital International indexes; the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar World Government Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

       From time to time, advertisements for the Funds may include general information about the services and products offered by the Funds, MainStay Institutional Funds Inc. and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                                  TAX STATUS

Taxation of the Funds

       The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

       Each Fund intends to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities on any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

       Certain requirements relating to the qualification of a Fund as regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

       A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

       Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

       Provided that a Fund qualifies as a regulated investment company, under the Code, it generally will not be subject to any excise or income taxes in Massachusetts. A Fund's investments, if any, in REMIC residual interests (as explained previously in this SAI) or in Passive Foreign Investment Companies, as explained below, may cause the Fund to become liable for certain taxes. Investors that are tax-exempt organizations should carefully consider whether distributions of a Fund's earnings will be subject to tax in their hands.

       Each Fund, other than the Equity Index Fund (which offers only one class of shares) and the Strategic Income Fund and Strategic Value Fund, has received a ruling from the IRS to the effect that differing distributions between the classes of its shares will not result in a Fund's dividends and other distributions being regarded as "preferential dividends" under the Code. Generally, a preferential dividend is a dividend which a Fund cannot treat as having been distributed for purposes of (i) determining whether the Fund qualifies as a regulated investment company for federal tax purposes, and (ii) determining the Fund's tax liability.

Character of Distributions to Shareholders -- General

       Assuming a Fund qualifies as a RIC, distributions of taxable net investment income and net short-term capital gains in excess of net long-term capital losses will be treated as ordinary income in the hands of shareholders. If a Fund's investment income is derived exclusively from sources (such as interest) other than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations.

       If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

       Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Rate Gain" or "28% Rate Gain," depending upon the Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by a Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise from sales of assets held by a Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares.

       Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares during that six-month period. A loss realized upon a redemption of shares of a Fund within 30 days before or after a purchase of shares of the same Fund (whether by reinvestment of distributions or otherwise) may be disallowed in whole or in part.

       If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by that Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, such capital gains will be taxable to the shareholders. Shareholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of the relevant Fund shares by the difference between their pro-rata share of such gains and their tax credit.

       Except for distributions by the Money Market Fund, distributions by a Fund result in a reduction in the net asset value of a Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would generally be taxable to the shareholder (except to the extent the distribution is an exempt interest dividend as described below) as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which may nevertheless be taxable to them.

       Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of such share on the reinvestment date.

Character of Distributions to Shareholders -- The Tax-Free Funds

       The Code permits the character of tax-exempt interest distributed by a regulated investment company to "flow through" as tax-exempt interest to its shareholders, provided that 50% or more of the value of its assets at the end of each quarter of its taxable year is invested in state, municipal or other obligations the interest on which is exempt under Section 103(a) of the Code. Each of the California Tax Free Fund, New York Tax Free Fund and Tax Free Bond Fund (collectively, the "Tax Free Funds") intend to satisfy the 50% requirement to permit their distributions of tax-exempt interest to be treated as such for regular Federal income tax purposes in the hands of their shareholders. Exempt-interest dividends must be taken into account by individual shareholders in determining whether their total incomes are large enough to result in taxation of up to 85% of their social security benefits and certain railroad retirement benefits. None of the income distributions of the Tax Free Funds will be eligible for the deduction for dividends received by corporations.

       Although a significant portion of the distributions by the Tax Free Funds generally is expected to be exempt from federal taxes, each of these Funds may under certain circumstances invest in obligations the interest from which is fully taxable, or, although exempt from the regular federal income tax, is subject to the alternative minimum tax. Similarly, gains from the sale or exchange of obligations the interest on which is exempt from regular Federal income tax will constitute taxable income to those Funds. In addition, a sale of shares in such Fund (including a redemption of such shares and an exchange of shares between two mutual funds) will be a taxable event, and may result in a taxable gain or loss to a shareholder. Accordingly, it is possible that a significant portion of the distributions of these Funds will constitute taxable rather than tax-exempt income in the hands of a shareholder. Furthermore, investors should be aware that tax laws may change, and issuers may fail to follow applicable laws, causing a tax-exempt item to become taxable.

       Exempt-interest dividends from the Tax Free Funds; ordinary dividends from the Tax Free Funds, if any; capital gains distributions from the Tax Free Funds and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes. However, the portion of a distribution of the Funds' tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state may not be subject, at least in some states, to state or local taxes.

       Distributions derived from interest on certain private activity bonds which is exempt from regular federal income tax are treated as a tax preference item and may subject individual or corporate shareholders to liability (or increased liability) for the alternative minimum tax. In addition, because a portion of the difference between adjusted current earnings, as defined in the Code, and alternative minimum taxable income is an addition to the alternative minimum tax base, all distributions derived from interest which is exempt from regular federal income tax are included in adjusted current earnings and may subject corporate shareholders to or increase their liability for the alternative minimum tax.

Discount

       Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code. The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest.

       In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

Users of Bond-Financed Facilities

       Section 147(a) of the Code prohibits exemption from taxation of interest on certain governmental obligations to persons who are "substantial users" (or persons related thereto) of facilities financed thereby. No investigation as to the users of the facilities financed by bonds in the portfolios of the Tax Free Funds has been made by these Funds. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisers before purchasing shares of a Fund since the acquisition of shares of the Tax Free Bond Fund, California Tax Free Fund or New York Tax Free Fund may result in adverse tax consequences to them.

Taxation of Options, Futures and Similar Instruments

       Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

       Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized. Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

       A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

       Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

       The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

       Regarding the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund, gains from certain transactions, including, for example, transactions in options, futures, and other instruments, and from obligations the interest on which is not exempt from Federal income tax, will be taxable income to those Funds.

       The International Bond Fund, International Equity Fund, Strategic Value Fund and Strategic Income Fund may engage in swap transactions. The tax treatment of swap agreements is not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might challenge such treatment. If such a challenge were successful, status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area.

Passive Foreign Investment Companies

       Certain of the Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

       A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC Shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

       Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not invest in PFIC shares.

Foreign Currency Gains and Losses

       Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If
Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

Commodity Investments

       A regulated investment company is required under the Code to derive at least 90% of its gross income from certain qualifying sources. Qualifying income includes, inter alia, interest, dividends, and gain from the sale of stock or securities, but it does not include gain from the sale of commodities such as gold and other precious metals.

Dispositions of Fund Shares

       Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of a Fund were capital assets in the hands of the shareholder, and generally will be taxable to stockholders as "20% Rate Gain" if the shares had been held for more than 18 months or as "28% Rate Gain" if the shares had been held for more than one year but no more than 18 months. A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

       Shareholders should be aware that redeeming shares of a Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvan tageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

       Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares.

This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

       If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

Tax Reporting Requirements

       All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest. Dividends declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements. Each shareholder should consult his or her own tax adviser to determine the tax status of a Fund distribution in his or her own state and locality (or foreign country).

       Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Fund), except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, all such taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish a Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

Foreign Taxes

       Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. Since the percentage of each Fund's total assets (with the exception of the International Bond Fund and International Equity Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

       The International Bond Fund and the International Equity Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The U.S. shareholders of a Fund may claim a foreign tax credit or deduction by reason of the Fund's election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Code. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by share holders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The foreign tax credit generally may offset only up to 90% of the alternative minimum tax in any given year. Foreign taxes generally are not deductible in computing alternative minimum taxable income.

State and Local Taxes - General

       The state and local tax treatment of distributions received from a Fund and any special tax considerations associated with foreign investments of a Fund should be examined by shareholders with regard to their own tax situations.

       Shareholders of the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund may be subject to state and local taxes on distributions from the Fund, including distributions which are exempt from federal income taxes. Some states exempt from the state personal income tax distributions from a Fund derived from interest on obligations issued by the U.S. government or by such state or its municipalities or political subdivisions. Each investor should consult his or her own tax adviser to determine the tax status of distributions from the Funds in his or her own state and locality.

       Opinions relating to the validity of municipal securities and the exemption of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Tax Free Bond Fund, California Tax Free Fund and New York Tax Free Fund, the Sub- Adviser and its affiliates, and the Funds' counsel make no review of proceedings relating to the issuance of state or municipal securities or the bases of such opinions.

       Due to the lack of adequate supply of certain types of tax-exempt obligations, and other reasons, various instruments are being marketed which are not "pure" state and local obligations, but which are thought to generate interest excludable from taxable income under Code section 103. While a Fund may invest in such instruments, it does not guarantee the tax-exempt status of the income earned thereon or from any other investment. Thus, for example, were a Fund to invest in an instrument thought to give rise to tax-exempt interest but such interest ultimately were determined to be taxable, the Fund might have invested more than 20% of its assets in taxable instruments. In addition, it is possible in such circumstances that a Fund will not have met the 50% investment threshold, described above, necessary for it to pay exempt-interest dividends.

Explanation of Fund Distributions

       Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions, including, in the case of the Tax Free Bond Fund, the California Tax Free Fund and New York Tax Free Fund, a statement of the percentage of the prior calendar year's distributions which the Fund has designated as tax-exempt, the percentage of such tax-exempt distributions treated as a tax-preference item for purposes of the alternative minimum tax, and in, the case of the Tax Free Bond Fund, the source on a state-by-state basis of all distributions.

Additional Information Regarding the Equity Index Fund

       If Shareholders receive distributions of amounts paid pursuant to such distributions from the Fund may not be eligible for the dividends-received deduction available to corporations.

       In addition, although not considered likely, it is possible that shareholders could be regarded for tax purposes as receiving a constructive distribution(s) (which could be taxable) from the Fund to the extent that the Guarantee is deemed to have value.

       It is anticipated that capital gain or loss from the disposition of shares will be eligible for treatment as long-term or short-term capital gain or loss depending upon the shareholder's actual holding period for the shares. Investors should be aware that, under IRS regulations, as a result of the Guarantee, a shareholder's holding period for Fund shares might be deemed not to commence until the Guarantee is paid or expires. In that event, the capital gain or loss on the disposition of Fund shares would be short-term capital gain or loss until such time as the shares have been held continuously by the shareholder for the requisite long-term holding period (currently more than one year for Federal income tax purposes) after the expiration or payment of the Guarantee. The holding period for shares received from reinvestment of dividends and distributions will commence no earlier than the reinvestment date but could be delayed as described previously in this paragraph as a result of the Guarantee.

Additional Information Regarding the California Tax Free Fund and
New York Tax Free Fund

       Under California law, a mutual fund which qualifies as a regulated investment company must have at least 50% of its total assets in obligations exempt from California personal income tax at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income tax. Generally, shareholders who are California residents will not incur California personal income tax on the amount of exempt-interest dividends received by them from the California Tax Free Fund and derived from California state and local issues, whether taken in cash or reinvested in additional shares. However, other taxes, such as the franchise tax may apply. Shareholders will normally be subject to California personal income tax on dividends paid from interest income derived from taxable securities and from securities issued by states other than California and its subsidiaries and on distributions of capital gains.

       Deductions for interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may be disallowed in whole or in part for California personal income tax purposes.

       Exempt-interest dividends paid by the New York Tax Free Fund from interest on qualifying New York bonds generally are exempt from New York State and New York City personal income taxes, but not corporate franchise taxes. Dividends and distributions of the Fund derived from taxable income and capital gains are not exempt from New York State and New York City taxes. Deductions for interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund may be disallowed in whole or in part for New York State or New York City personal income tax purposes.

       Dividends from the California Tax Free Fund or New York Tax Free Fund (including exempt-interest dividends), capital gains distributions from a Fund, and any capital gains or losses realized from the sale or exchange of shares may be subject to state and local taxes (as well as Federal taxes). However, the portion of a distribution of a Fund's tax-exempt income that is attributable to state and municipal securities issued within the shareholder's own state generally will not be subject to state or local taxes. Individuals are often exempt from state and local personal income taxes on distributions of tax-exempt interest income derived from obligations of issuers located in the state in which they reside when these distributions are received directly from these issuers, but are usually subject to such taxes on income derived from obligations of issuers located in other jurisdictions. Shareholders are urged to consult their tax advisers with specific reference to their own federal, state and local tax situations.

Annual Statements

       Each shareholder of the California Tax Free Fund will be sent after the close of the calendar year an annual statement as to the federal income tax and California state personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. Any dividends attributable to interest on municipal obligations that are not California municipal securities will be taxable as ordinary dividends for California state personal income tax purposes even if such dividends are excluded from gross income for federal income tax purposes. These statements will also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from federal income taxation or California state personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

       Each shareholder of the New York Tax Free Fund will be sent after the close of the calendar year an annual statement as to the federal income tax and New York State and New York City personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. These statements will also designate the amount of exempt-interest dividends that is a specified preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, various written notices after the close of the Fund's prior taxable year as to the federal income tax status of his or her dividends and distributions which were received from the Fund during the Fund's prior taxable year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to these dividends and distributions. The dollar amounts of dividends excluded or exempt from federal income taxation or New York State and City personal income taxation and the dollar amount subject to federal income taxation or New York State and City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

General Information

       The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income to him or her.

                        ORGANIZATION AND CAPITALIZATION

General

       The Funds are separate series of an open-end investment company, The MainStay Funds ("Trust"), established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization which occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987. The Equity Index Fund commenced operations on December 20, 1990. The California Tax Free Fund and New York Tax Free Fund commenced operations on October 1, 1991. The International Bond Fund and International Equity Fund commenced operations on September 13, 1994. The Strategic Income Fund and Strategic Value Fund commenced operations on February 28 and October 22, 1997, respectively. The organizational expenses of each Fund will be amortized and deferred over a period not to exceed 60 months. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.

Voting Rights

       Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

Shareholder and Trustee Liability

       Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

       The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               OTHER INFORMATION

Independent Accountants

       PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York,
New York, 10036, has been selected as independent accountants of the Trust. The Funds' Annual Reports, which are incorporated by reference in this SAI, have been so incorporated in reliance on the reports of Price Waterhouse, independent accountants, given on the authority of said firm as experts in auditing and accounting.

Legal Counsel

       Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

Share Ownership of the Funds

       The following table sets forth information concerning beneficial and record ownership, as of August 1, 1998, of the Funds' shares by each person who beneficially or of record owns more than five percent of the voting securities of any Fund:


                                [To Be Updated]

                                  Shares                                 Percentage
Name and Address                  Beneficially                           Outstanding
Name of Fund                      of Shareholder                         Owned (1)                      Shares Owned
------------                      --------------                         ---------                      ------------
California                        NYLIFE Distributors Inc.(2)            14.43%                         271,121
  Tax Free Fund                   300 Interpace Parkway
  Class A                         Parsippany, NJ  07054

California                        Otto V. & Yvonne Louise-Ericksen       9.22%                          173,217
  Tax Free Fund                   Tschudi Revoc. Living Trust
  Class A                         1805 St. Andrews Dr.
                                  Moraga, CA  94668

California                        William J. & Elinor Potikian           10.36%                         83,366
  Tax Free Fund                   Family Revocable Trust
  Class B                         4475 N. College
                                  Fresno, CA 93704

Capital                           New York Life Trust Company            24.26%                         1,541,608
   Appreciation                   Client Accounts
   Class A                        51 Madison Avenue, Rm 117A
                                  New York, NY 10010-1603

Convertible                       New York Life Trust Company            10.45%                         468,409
   Fund                           Client Accounts
   Class A                        51 Madison Avenue, Rm 117A
                                  New York, NY 10010-1603

New York Tax                      NYLIFE Distributors Inc.(2)            35.07%                         499,488
  Free Fund                       300 Interpace Parkway
  Class A                         Parsippany, NJ 07054

New York Tax                      Felice Brand                           9.33%                          53,769
 Free Fund                        158 Wright Avenue
 Class B                          Deer Park, NY 11729-2224

New York Tax                      Henry Sheimann Irrevocable Trust       5.59%                          32,224
 Free Fund                        11-31 Jackson Avenue
 Class B                          Scardsdale, NY 10583

New York Tax                      Smith Barney Inc.                      5.45%                          77,602
 Free Fund                        388 Greenwich St.
 Class A                          New York, NY 10013

International                     NYLIFE Distributors Inc.(2)            55.90%                         770,905
  Bond Fund                       300 Interpace Parkway
  Class A                         Parsippany, NJ 07054

International                     Defined Benefit Pension Trust of FMCNA      5.45%                74,305
 Bond Fund                        C/O the Free Methodist Foundation
 Class A                          8050 Spring Arbor Road
                                  Spring Arbor, MI 49283

International                     Merrill Lynch Pierce                        5.73%                76,991
 Bond Fund                        Fenner & Smith
 Class A                          4800 Deer Lake Dr. East
                                  Jacksonville, FL 32246

International                     NYLIFE Distributors Inc.(2)                 36.68%               625,090
  Equity Fund                     260 Cherry Hill Road
  Class A                         Parsippany, NJ 07054

International                     New York Life Trust Company                 5.95%                101,533
  Equity Fund                     Clients Accounts
  Class A                         51 Madison Avenue, Room 117A
                                  New York, NY 10010

Strategic Income                  NYLIFE Distributors Inc.(2)                 10.36%               549,397
  Fund                            300 Interpace Parkway
  Class B                         Parsippany, NJ 07054

Strategic Income                  New York Life Insurance                     33.92%               653,946
  Fund                            Company General Account
  Class A                         51 Madison Avenue
                                  New York, NY 10010

Value Fund                        New York Life Trust Company                 22.23%               1,420,946
  Class A                         Client Accounts
                                  51 Madison Avenue, Rm 117A
                                  New York, NY 10010-1603

Government                        New York Life Trust Company                 18.12%               363,748
   Fund                           Client Accounts
   Class A                        51 Madison Avenue, Rm 117A
                                  New York, NY 10010-1603

Tax Free
   Bond Fund                      Schmitt Family Trust                        15.26%               202,393
   Class A                        P.O. Box 1566
                                  Savannah, GA 31402

Value Fund                        Delaware Charter Guarantee                  5.37%                343,465
   Class A                         & Trust Co., Trustee
                                  FBO Savings Incentive Plan for
                                  Employees of LSB Industries Inc.
                                  Holding Account 401K Plan
                                  P.O. Box 8708
                                  Wilimgton, DE 19899

Money Market                      New York Life Trust Company                 6.89%                6,623,580
   Fund                           Client Accounts
   Class A                        51 Madison Avenue, Room 117A
                                  New York, NY 10010

Total Return                      New York Life Trust Company                 49.57%               2,668,627
   Fund                           Client Accounts
   Class A                        51 Madison Avenue, Room 117A
                                  New York, NY 10010

Strategic Income                  Rodney A. Vanderaa                          5.43%                104,752
   Fund                           Joy Vanderaa
   Class A                        19140 Ada St.
                                  Lansing, IL 60438

Strategic Income                  James C. Calano                             5.76%                111,076
   Fund                           200 Boulder View Lane
   Class A                        Boulder, CO 80304

Strategic Income                  Terry L. Vanderaa                           5.07%                97,656
   Fund                           Linda A. Vanderaa
   Class A                        ATC Vancom
                                  P.O. Box 7320
                                  Oakbrook Terrace, IL 60181

Strategic Income                  Rodney A. Vanderaa                          5.19%                100,040
   Fund                           Wendy M. Vanderaa
   Class A                        18448 Holland Road
                                  Lansing, IL 60436

Strategic Value                   New York Life Insurance                     59.65%               914,161
   Fund                              Company
   Class A                        51 Madison Avenue
                                  New York, NY 10010

--------------------
(1) This information, not being within the knowledge of the Trust, has been furnished by each of the above persons. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934. Fractional Shares have been omitted.

(2) Mr. George Daoust, in connection with his position with NYLIFE Distributors, has the power to vote all of the shares shown in the above table owned by NYLIFE Distributors. Mr. Daoust disclaims beneficial ownership of such shares.

       NYLIFE Distributors Inc. is a corporation organized under the laws of Delaware. NYLIFE Distributors Inc. is a wholly owned subsidiary of NYLIFE Inc., and an indirect wholly owned subsidiary of New York Life Insurance Company.

Code of Ethics

       The Trust has adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale or who have the power to influence the management or policies of the Trust or an Investment Sub-Adviser unless such power is the result of their position with the Trust or Investment Sub-Adviser. Such persons are generally required to preclear all security transactions with the Trust's Compliance Officer or his designee and to report all transactions on a regular basis. The Trust has developed procedures for administration of the Code.

                             FINANCIAL STATEMENTS

       The financial statements of the Capital Appreciation Fund, California Tax Free Fund, New York Tax Free Fund, Value Fund, Convertible Fund, Total Return Fund, High Yield Corporate Bond Fund, Government Fund (formerly the Government Plus Fund), Tax Free Bond Fund (formerly the MacKay-Shields MainStay Tax Free Bond Fund), International Bond Fund, International Equity Fund, Equity Index Fund, Money Market Fund, Strategic Income Fund and Strategic Value Fund, including the Portfolio of Investments as of December 31, 1997, the Statement of Assets and Liabilities as of December 31, 1997, the Statement of Operations for the year ended December 31, 1997, the Statement of Changes in Net Assets for the years ended December 31, 1997 and 1996, the Notes to the Financial Statements and the Reports of Independent Accountants, all of which are included in the 1997 Annual Reports to the Shareholders are hereby incorporated by reference into this Statement of Additional Information.

       An audited financial statement for NYLIFE Inc. as of December 31, 1997, is included in this Statement of Additional Information.

                         NYLIFE INC. AND SUBSIDIARIES
                                (affiliates of
                       New York Life Insurance Company)
                       CONSOLIDATED FINANCIAL STATEMENTS
                          DECEMBER 31, 1997 AND 1996

April 8, 1998

To the Board of Directors and
Stockholder of NYLIFE Inc.

REPORT OF INDEPENDENT ACCOUNTANTS
---------------------------------

We have audited the accompanying statutory basis consolidated statement of financial position of NYLIFE Inc. and its subsidiaries (affiliates of New York Life Insurance Company) as of December 31, 1997 and 1996, and the related statutory basis consolidated statements of operations, of changes in stockholder's equity and of cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2, these financial statements were prepared in conformity with accounting practices prescribed or permitted by the New York State Insurance Department for valuing companies owned by an insurer, which is a comprehensive basis of accounting other than generally accepted accounting principles. The effects on the financial statements of the variance between such practices and generally accepted accounting principles are described in Note 2.

In our opinion, except for the effects of the matters described in the preceding paragraph, the financial statements referred to above present fairly, in all material respects, the financial position of NYLIFE Inc. and its subsidiaries at December 31, 1997and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

To the Board of Directors and
Stockholder of NYLIFE Inc.
Page 2
April 8, 1997




Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of NYLIFE Inc. and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31,1997, on the basis of the accounting described in Note 2.

As described in Note 19, on March 15, 1998, New York Life Insurance Company reached an agreement to sell 100% of the common stock of NYLCare Health Plans to Aetna Inc.




/s/ Price Waterhouse LLP

                          NYLIFE INC. AND SUBSIDIARIES
                 (affiliates of New York Life Insurance Company)
                  CONSOLIDATED STATEMENT OF FINANCIAL POSITION

                                                                                       December 31,
                                                                                 ---------------------------
                                                                                   1997              1996
                                                                                   ----              ----
                                                                                       (in thousands)
                                     ASSETS
Cash and cash equivalents                                                        $ 401,565         $ 310,232
Short-term investments                                                              57,959            54,413
Premiums and accounts receivable less allowance for doubtful
     accounts of  $6,374 and $4,042, respectively                                  569,108           477,317
Interest and other receivables                                                      36,805            59,414
Deferred distribution costs (net of accumulated amortization
     of $296,341 and $229,711, respectively)                                       268,470           224,752
Investments:
    Common stocks                                                                   26,130             7,042
    Available for sale - bonds                                                     241,697           200,442
    Held to maturity - bonds                                                         4,119             2,311
    Insurance operations - bonds                                                    50,253            32,411
    Mortgage loans                                                                       -             6,769
    Real estate                                                                     11,359           100,374
    MainStay funds at fair value                                                    41,665            47,263
    Security alarm monitoring contracts held for sale                               34,180            38,455
    Other investments and advances to affiliates                                    66,034           100,240
Statutory valuation of subsidiary in excess of GAAP net equity                     200,247            99,527
Fixed assets (net of accumulated depreciation of $84,445 and
     $76,014, respectively)                                                         80,355            89,064
Income taxes receivable                                                             10,961            12,565
Receivable from New York Life Insurance Company                                    500,686                 -
Other assets                                                                       124,748           126,033
Net assets of dissolved subsidiaries                                                  (790)           65,763
                                                                               ------------      ------------

             Total assets                                                      $ 2,725,551       $ 2,054,387
                                                                               ============      ============

                      LIABILITIES and STOCKHOLDER'S EQUITY

Accrued HMO claims payable                                                       $ 341,594         $ 229,802
Policy and claim reserves - accident and health                                    133,412           127,722
Policy and claim reserves - life                                                    94,825            67,657
Participating policyholder liability                                                14,866            30,100
Payable to New York Life Insurance Company                                          48,204            47,737
Accrued expenses and other payables                                                202,642           152,373
Payable on reinsurance assumed                                                      39,608            26,507
Medical group risk sharing and unearned premiums                                    71,424            54,270
Notes payable                                                                      577,930           183,196
Net deferred tax liability and other liabilities                                   148,907           147,224
                                                                               ------------      ------------

             Total liabilities                                                   1,673,412         1,066,588
                                                                               ------------      ------------

Minority interest                                                                  111,901            89,533

Stockholder's equity:
  Common stock, par value $.10 per share (20,000 shares authorized,
    3,850 shares issued and outstanding) and additional paid-in capital          1,043,108         1,066,921
  Accumulated deficit                                                             (306,938)         (270,817)
  Investment valuation account                                                     200,247            99,527
  Net unrealized gains (losses) on available for sale investments (net of
    taxes of $886 and $(764), respectively)                                          1,383            (1,215)
  Cumulative translation adjustment                                                  2,438             3,850
                                                                               ------------      ------------
             Total stockholder's equity                                            940,238           898,266
                                                                               ------------      ------------
             Total liabilities and stockholder's equity                        $ 2,725,551       $ 2,054,387
                                                                               ============      ============

   The accompanying notes are an integral part of these financial statements.

                          NYLIFE INC. AND SUBSIDIARIES
                 (affiliates of New York Life Insurance Company)
                      CONSOLIDATED STATEMENT OF OPERATIONS

                                                                                   For the Years ended December 31,
                                                                                  ----------------------------------
                                                                                  1997          1996            1995
                                                                                  ----          ----            ----
                                                                                                   (in thousands)
Income:
  Premium revenue - net of reinsurance                                         $2,792,678    $2,363,286     $ 2,146,107
  Premiums assumed on initial reinsurance settlement                                    -       478,149               -
  Fee income                                                                    1,392,649        925,671        723,494
  Interest and dividend income                                                     57,108        56,846         110,642
  Commission income                                                               113,590        95,858          50,378
  Net realized and unrealized losses on investments                                (6,462)       (2,869)         (8,558)
  Realized gain on sale of interest in subsidiaries                                19,932       121,741               -
  Equity in (loss) earnings of affiliates                                          (2,551)         (699)            155
  Gain on issuance of additional shares by public subsidiary                        2,411        27,835               -
  Income (loss) from dissolved subsidiaries                                        16,066         1,836        (138,036)
  Other income                                                                     22,275        10,035          12,082

                                                                               -----------   -----------    ------------
  Total income                                                                  4,407,696     4,077,689       2,896,264
                                                                               -----------   -----------    ------------

Expenses:
  HMO claims and capitation costs                                               1,738,512     1,350,743       1,155,269
  Health, disability and death benefit costs                                      618,663       551,816         556,582
  Cost of prescription sales                                                    1,015,982       621,652         439,776
  Administrative charge from New York Life Insurance Company                       65,385        62,631          40,453
  Employee compensation                                                           368,939       339,974         286,811
  Initial reserve transfer on reinsurance assumed                                       -       478,149               -
  Increase in policy reserves - life                                               21,829        11,746          14,237
  Depreciation and amortization                                                   120,238       112,642         103,621
  Impairment of intangible asset                                                    4,381        28,830               -
  Interest                                                                         14,558        15,594          29,784
  Professional fees                                                                35,138        37,938          31,893
  Selling expenses                                                                166,632       123,413         118,637
  Rent expense                                                                     36,575        34,943          32,848
  Interest crediting expense                                                            -             -               -
  Administrative and other expenses                                               184,442       152,272         202,129
                                                                               -----------   -----------    ------------

  Total expenses                                                                4,391,274     3,922,343       3,012,040
                                                                               -----------   -----------    ------------
Net income (loss) before income taxes,
   and minority interest                                                           16,422       155,346        (115,776)

Net income tax expense (benefit)                                                   21,929        76,325         (24,441)
                                                                               -----------   -----------    ------------

Net (loss) income before minority interest                                         (5,507)       79,021         (91,335)

Minority interest                                                                  18,288        14,188           4,598
                                                                               -----------   -----------    ------------

Net (loss) income                                                              $  (23,795)   $   64,833     $   (95,933)
                                                                               ===========   ===========    ============

   The accompanying notes are an integral part of these financial statements.

                          NYLIFE INC. AND SUBSIDIARIES
                 (affiliates of New York Life Insurance Company)
            CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY
              For the years ended December 31, 1997, 1996, and 1995

                                                                                        Net
                                                 Common                               Unrealized
                                                 Stock &                              Gains (Losses)
                                               Additional                  Investment  on Available    Cumulative          Total
                                                 Paid-In    Accumulated    Valuation   for Sale        Translation     Stockholder's
                                                 Capital      Deficit       Account    Investments     Adjustment          Equity
                                                 -------      -------       -------    -----------     ----------          ------
 Balance at December 31, 1994                $   599,073     $ (102,169)   $ 289,713   $ (26,213)          $ 1,963        $ 762,367

Capital contributions                            347,473              -            -           -                 -          347,473
Dividends                                              -        (41,900)           -           -                 -          (41,900)
Cumulative translation adjustment                      -              -            -           -              (840)            (840)
Statutory valuation of subsidiary in
   excess of GAAP net equity                           -              -      117,121           -                 -          117,121
Other equity adjustments                               -           (621)           -           -                 -             (621)
Net unrealized gains on available
    for sale investments                               -              -            -      45,312                 -           45,312
Net loss                                               -        (95,933)           -                             -          (95,933)
                                             ------------    -----------   ---------    ---------          --------      -----------

Balance at December 31, 1995                     946,546       (240,623)     406,834      19,099             1,123        1,132,979

Effect of business combination (Note 1)                -        (88,130)           -     (17,375)                -         (105,505)

Capital contributions                            168,325              -            -           -                 -          168,325
Return of capital                                (47,950)             -            -           -                 -          (47,950)
Change in prior year's retained earnings               -         (7,102)           -           -                 -           (7,102)
Cumulative translation adjustment                      -              -            -           -             2,727            2,727
Statutory valuation of subsidiary
     in excess of GAAP net equity                      -              -     (307,307)          -                 -         (307,307)
Other equity adjustments                               -            205            -           -                 -              205
Net unrealized losses on available
    for sale investments                               -              -            -      (2,939)                -           (2,939)
Net income                                             -         64,833            -           -                 -           64,833
                                             ------------    -----------   ---------    ---------          --------      -----------

Balance at December 31, 1996                   1,066,921       (270,817)      99,527      (1,215)            3,850          898,266

Capital contributions                            101,087              -            -           -                 -          101,087
Return of capital                               (124,900)             -            -           -                 -         (124,900)
Cumulative translation adjustment                      -              -            -           -            (1,412)          (1,412)
Statutory valuation of subsidiary
     in excess of GAAP net equity                      -              -      100,720           -                 -          100,720
Other equity adjustments                               -        (12,326)           -           -                 -          (12,326)
Net unrealized gains on available
    for sale investments                               -              -            -       2,598                 -            2,598
Net loss                                               -        (23,795)           -           -                 -          (23,795)

                                             ------------    -----------   ---------    ---------          --------      -----------
 Balance at December 31, 1997                $ 1,043,108     $ (306,938)   $ 200,247    $  1,383           $ 2,438       $  940,238
                                             ============    ===========   =========    =========          ========      ===========

                          NYLIFE INC. AND SUBSIDIARIES
                 (affiliates of New York Life Insurance Company)
                      CONSOLIDATED STATEMENT OF CASH FLOWS

                                                                                              For the Years ended December 31,
                                                                                        ------------------------------------------
                                                                                        1997              1996                1995
                                                                                        ----              ----                ----
                                                                                                    (in thousands)


Cash flow from operating activities:
  Net (loss) income                                                                   $ (23,795)        $  64,833         $ (95,933)
  Adjustments to reconcile net income to net cash
    provided by operating activities:
       Depreciation and amortization                                                    120,238           112,642           104,521
       Impairment of intangible assets                                                    4,381            28,830              --
       Insurance reserves                                                                21,829            11,748            24,370
       Gain on sale of shares of subsidiaries                                           (19,932)         (121,741)             --
       Net realized and unrealized losses                                                 6,462             2,869             8,558
       Equity in loss (earnings) of affiliates                                            2,551               699              (155)
       Provision for deferred income tax expense (benefit)                               13,609            87,297           (41,968)
       Minority interest                                                                 18,288            14,188             4,598
       Gain on issuance of additional shares by public subsidiary                        (2,411)          (27,835)             --
       Other                                                                              3,821            11,083             2,502

Change in assets and liabilities:
       Bank overdrafts                                                                     --                --             (53,538)
       Premiums and accounts receivable                                                 (91,791)         (206,586)          (95,884)
       Interest and other receivables                                                    22,609           (67,897)            3,360
       Deferred distribution costs and other assets                                    (107,471)         (141,565)          (93,479)
       Accrued expenses and other payables                                              171,002           170,509            10,948
       Payable to New York Life Insurance Company                                           467            30,499           (19,266)
       Policy and claim reserves                                                         11,029           143,096            (6,194)
       Income taxes payable                                                               1,604           (58,597)              340
       Other liabilities                                                                (13,285)              345            (3,596)
       Net assets of dissolved subsidiaries                                              66,553          (192,223)          137,654
                                                                                      ---------         ---------         ---------

Cash provided by (used in) operating activities                                         205,758          (137,806)         (113,162)

Cash flow from investing activities:
  Capital expenditures                                                                  (38,826)          (51,446)          (44,721)
  Proceeds from sale of investments                                                     214,642           209,383           857,479
  Purchase of investments                                                              (165,089)         (283,947)         (534,531)
  Sale of subsidiaries, net of cash sold                                                  2,766           138,497              --
  Acquisition of subsidiaries, net of cash acquired                                        --             (14,843)          (15,765)
  Loan to New York Life                                                                (499,781)             --                --
  Payments received on investments                                                        8,693            45,653             5,478
  Other                                                                                  (1,045)            3,552             3,121
                                                                                      ---------         ---------         ---------

Net cash (used in) provided by investing activities                                   $(478,640)        $  46,849         $ 271,061
                                                                                      ---------         ---------         ---------


   The accompanying notes are an integral part of these financial statements.

                          NYLIFE INC. AND SUBSIDIARIES
                 (affiliates of New York Life Insurance Company)
                CONSOLIDATED STATEMENT OF CASH FLOWS (continued)

                                                                        For the Years ended December 31,
                                                                        --------------------------------
                                                                         1997         1996        1995
                                                                         ----         ----        ----
                                                                                 (in thousands)
Cash flow from financing activities:
   Capital contributions                                              $  95,471    $  97,784    $ 160,752
   Dividends paid                                                             -      (35,250)     (32,584)
   Borrowings net of repayments under line of credit agreements         (97,446)      53,378       20,342
   Payments applied against capital leases                                 (527)        (779)      (1,107)
   Proceeds from issuance of debt                                       500,708            -       24,521
   Principal repayment of debt                                           (8,173)     (12,536)    (310,644)
   Return of capital distribution                                      (124,900)           -            -
   Proceeds from issuance of shares by public subsidiary                      -       52,592            -
   Other                                                                  2,124      (52,839)      21,309
                                                                      ----------   ----------   ----------

Net cash provided by (used in) financing activities                     367,257      102,350     (117,411)
                                                                      ----------   ----------   ----------

Effect of exchange rates on cash                                         (3,042)       3,158         (339)
                                                                      ----------   ----------   ----------

Net increase in cash and cash equivalents                                91,333       14,551       40,149

Cash and cash equivalents at beginning of period                        310,232      295,681      255,532
                                                                      ----------   ----------   ----------

Cash and cash equivalents at end of period                            $ 401,565    $ 310,232    $ 295,681
                                                                      ==========   ==========   ==========










   The accompanying notes are an integral part of these financial statements.

                         NYLIFE INC. AND SUBSIDIARIES
                         ----------------------------
                (affiliates of New York Life Insurance Company)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                  ------------------------------------------
                       December 31, 1997, 1996 and 1995

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS
-------------------------------------------------

The accompanying financial statements reflect the consolidation of NYLIFE Inc. ("NYLIFE" or the "Company"), a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), and its subsidiaries, each of which is wholly-owned, except as noted:

           Aegis Technologies, Inc. ("Aegis")
           Eagle Strategies Corp. ("Eagle")
           Greystone Realty Corporation ("Greystone")
           MacKay-Shields Financial Corporation ("MacKay-Shields")
           Madison Square Advisors, Inc. ("MSA")
           MainStay Management, Inc. ("MainStay Management")
           MainStay Shareholder Services Inc. ("MSS")
           Monitor Capital Advisors, Inc. ("Monitor Capital")
           MSC Holding, Inc. ("MSC"), 85% owned
           New York Life Benefit Services, Inc. ("Benefit Services")
           New York Life Capital Corporation ("Capital Corp.")
           New York Life International, Inc. ("International, Inc."), formerly
              New York Life Worldwide Holding,  Inc.
           New York Life International Investment, Inc. ("NYL International")
             NYL Management Limited
             Monetary Research Limited ("MRL")
           New York Life Irrevocable Trust of 1996 ("Trust")
             New York Life Settlement Corporation ("NYLSET")
           New York Life Trust Company ("NYL Trust")
           NYLCO, Inc.
           NYLIFE Administration Corp. ("NYLACOR")
           NYLIFE Depositary Corporation ("Depositary")
           NYLIFE Distributors Inc. ("NYLIFE Distributors")
           NYLIFE Equity Inc. ("NYLIFE Equity")
           NYLIFE Funding Inc. ("NYLIFE Funding")
           NYLIFE HealthCare Management Inc. ("NYLIFE HealthCare"),
             NYLCare Health Plans ("NYLCare")
             Express Scripts Inc. ("ESI"), 45% owned
           NYLIFE Realty Inc. ("NYLIFE Realty")
           NYLIFE Refinery Inc. ("NYLIFE Refinery")
           NYLIFE Resources Inc. ("NYLIFE Resources")
           NYLIFE Securities Inc. ("NYLIFE Securities")
           NYLIFE SFD Holding, Inc. ("SFD Holding")
             Auto Funding II, LP ("Auto Funding")
             NYLIFE Structured Asset Management Company, Ltd. ("SAMCO")
           NYLINK Insurance Agency Corporation ("NYLINK")
           NYLTemps Inc. ("NYLTemps")

NYLIFE Inc., through its subsidiaries, offers health insurance, managed care and related products and services; life insurance in certain international markets; investment management, mutual fund, securities brokerage and pension products and services; and the ability to raise capital. Through its health care related subsidiaries, primarily NYLCare and ESI, the Company develops and manages health maintenance organizations ("HMOs"), markets mail order prescriptions and provides pharmacy claims processing services and offers indemnity health insurance products and ancillary coverages such as group life and disability insurance. HMO's are established under the individual practice association model and provide comprehensive health care to their members for a fixed monthly fee. Although indemnity products are offered throughout the United States through the Company's group sales offices, HMO's are centered in Texas, Washington, D.C., New York, New Jersey and Illinois. As described in Note 19, the Company entered into an agreement on March 15, 1998 to sell NYLCare.

International operations are conducted through International, Inc., which markets life insurance and related products and services through joint ventures and equity investments in Hong Kong, Korea, Indonesia, Mexico, Argentina, Bermuda and the United Kingdom.

Asset management operations primarily consist of institutional asset management and mutual fund related products and services offered through MacKay-Shields and the MainStay Funds. Securities brokerage, mutual fund distribution and administration services are conducted through NYLIFE Securities, NYLIFE Distributors, MainStay Shareholder Services and MainStay Management. Pension and 401(k) products and related administrative and trust services are offered through Benefit Services and NYL Trust.

Capital raising operations are conducted through Capital Corp. which issues commercial paper and borrows from other sources for the purpose of making loans to New York Life and its affiliates.

BUSINESS COMBINATIONS:

NYLCare was established on January 1, 1996 when New York Life combined certain of its existing group life and health indemnity insurance operations with those of Sanus Corp. Health Systems, an indirect wholly-owned managed care subsidiary of New York Life, and renamed the company. Concurrently, New York Life also transferred its ownership in New York Life and Health Insurance Company (NYLHIC), a wholly-owned life insurance subsidiary, to NYLCare.

Also on January 1, 1996, NYLHIC entered into a modified coinsurance agreement through which it has assumed the risk on 90% of New York Life's group life and health indemnity insurance business. Under the terms of the modified coinsurance agreement, NYLHIC assumes the risk for group life and health policies issued by New York Life; however, New York Life retains the reserves and related assets.

For purposes of these financial statements, the combination has been treated as a transaction between entities under common control and, accordingly, financial statements presented for periods prior to January 1, 1996 have been restated to include net income of $14,175,000 in 1995, and an increase in stockholder's equity of $105,505,000 as of December 31, 1995.

NOTE 2 -  SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------------

BASIS OF ACCOUNTING:

The accompanying statutory basis consolidated financial statements have been prepared on the basis of accounting practices prescribed or permitted by the New York State Insurance Department for valuing common stocks of subsidiaries (New York statutory basis of accounting), which is a comprehensive basis of accounting other than generally accepted accounting principles ("GAAP").

The New York statutory basis of accounting for insurance subsidiaries varies from those prepared under GAAP primarily as follows: (1) the costs relating to acquiring business, principally commissions and certain policy issuance expenses, are charged to income in the year incurred, whereas under GAAP, they would be deferred and amortized over the periods benefited; (2) policy reserves are based on different assumptions than under GAAP and dividends on participating policies are provided when approved by the Board of Directors, whereas under GAAP, they are provided when credited to the policies; (3) policy reserves are recorded net of reinsurance, whereas under GAAP, such amounts are reported gross; (4) the excess of purchase price over statutory net assets acquired is charged to stockholder's equity in the year of acquisition, whereas under GAAP, an intangible asset is established and amortized over its useful life; (5) investments in bonds are generally carried at amortized cost, whereas under GAAP, investments in bonds which are considered available for sale or held for trading are generally carried at market value, with changes in market value charged against equity or reflected in earnings; (6) certain assets are considered 'non-admitted' and excluded from the statement of financial position, whereas they are included under GAAP; (7) joint ventures and minority stock investments are stated at the value of their underlying statutory net assets, whereas under GAAP, such investments are stated on the equity basis; and (8) deferred federal income taxes are not provided for as they are under GAAP.

In addition, goodwill arising from the purchase of non-insurance subsidiaries is amortized over a period not to exceed ten years. Under GAAP, this goodwill would be amortized over a period of 15 to 25 years. In 1993, New York Life received authorization from the New York State Insurance Department to adopt approximate market value (subject to certain liquidity adjustments) as the carrying value for its investment in Express Scripts Inc., a publicly traded 45% owned subsidiary of NYLIFE HealthCare. This practice is not recognized under GAAP.

The approximate effects on the financial statements of the variances between the practices described in the preceding paragraphs and generally accepted accounting principles are as follows: a decrease in net income of $4,000,000, $17,000,000 and $2,000,000 for the years ending December 31, 1997, 1996 and
1995, respectively, a decrease in total assets of $122,000,000 and an increase in total assets of $4,000,000 at December 31, 1997 and 1996, respectively, and a decrease in stockholder's equity of $123,000,000 and $4,000,000 as of December 31, 1997 and 1996, respectively.

The consolidated statement of operations reflects the activities of purchased subsidiaries from the acquisition date through the respective year-end date. Intercompany accounts and transactions have been eliminated.

FOREIGN CURRENCY TRANSLATION:

Assets and liabilities denominated in foreign currency have been translated into U.S. dollars at the respective year end exchange rates. Operating results are translated at the average exchange rates for the year. Foreign currency translation gains and losses are credited or charged directly to the Cumulative Translation Adjustment ("CTA") account in stockholder's equity. The change in the CTA account is due to the current year effect of the translation adjustment. Foreign currency transaction gains and losses are included in net income.

CASH AND CASH EQUIVALENTS:

Cash equivalents are short-term, highly liquid investments that are readily convertible to known amounts of cash and have original maturities of three months or less. The carrying value of cash and cash equivalents approximates fair value.

ACCOUNTS RECEIVABLE:

The carrying value of accounts receivable at December 31, 1997 and 1996 approximates fair value.

DEFERRED DISTRIBUTION COSTS:

Deferred distribution costs relate to commission expenses and certain other costs related to the distribution of MainStay Funds which have a contingent deferred sales charge, and are deferred and amortized over a six year period on a straight-line basis, adjusted for related contingent deferred sales charge income earned.

INVESTMENTS:

Short-term investments consist of commercial paper and are carried at cost which approximates fair value. Common stocks are stated at market value. At December 31, 1997 and 1996, bonds, other than those associated with insurance operations, are either classified as held to maturity and are reported at amortized cost or classified as available for sale and are reported at estimated fair value, with unrealized gains and losses reported as a separate component of stockholder's equity, net of deferred tax. The investment in the MainStay Funds is recorded at fair value and is held by MacKay-Shields, an investment advisor and NYLIFE Securities and NYLIFE Distributors, broker-dealers. In accordance with specialized accounting practices for broker-dealers, unrealized gains and losses are included in income.

Real estate acquired through foreclosure is valued at the lower of the mortgage loan carrying value or the appraised (fair market) value of the property at the time of foreclosure plus certain direct related expenses. Any excess of the carrying value of the loan over the appraised value is recorded as a realized loss. Prior to December 30, 1996, alarm monitoring contracts were recorded at cost net of accumulated amortization. Effective on this date, such contracts are recorded at the lower of carrying value or fair value less cost to sell and the amortization of the contracts has been discontinued (see Note 5). Investments in limited partnerships are generally accounted for under the equity method of accounting. Under this method, net earnings or losses are included in income currently.

FAIR VALUES OF FINANCIAL INSTRUMENTS:

Fair values of various assets and liabilities are included throughout the notes to financial statements. Specifically, fair value disclosure of bonds, real estate and the investment in the MainStay Funds is reported in Note 8 and fair value disclosure of notes payable is reported in Note 11. Fair values of bonds and the investment in the MainStay Funds are based on published or quoted market values, respectively. Fair value of mortgage loans is estimated based on discounted cash flow analyses prepared for each loan using interest rates approximating the current rates for new mortgages with similar remaining maturities.

FIXED ASSETS:

Fixed assets are recorded at cost and are depreciated over the estimated useful lives of the assets, generally 3 to 10 years, using the double-declining balance and straight-line methods of depreciation.

INTANGIBLE ASSETS:

Intangible assets primarily consist of goodwill arising from acquisitions. Goodwill, which represents the cost in excess of the value assigned to net assets acquired in connection with acquisitions, is being amortized over 10 years, unless deemed to be impaired, in which case it is written off to the extent considered unrecoverable (see Note 4).

PREMIUM REVENUE RECOGNITION:

Premium revenue, net of reinsurance, for indemnity and managed health care and other ancillary coverage is recorded as income over the premium paying period of the policies. Revenue on premiums collected in advance is deferred.

FEE INCOME:

Revenues from dispensing prescription and non-prescription medical products from ESI's mail service pharmacies are recorded upon shipment. Revenue from sales of prescription drugs by pharmacies in ESI's nationwide network and pharmacy claims processing revenues are recognized when the claims are processed. When ESI has an independent contractual obligation to pay its network pharmacy providers for benefits provided to members of its clients' pharmacy benefit plans, ESI includes payments from plan sponsors for these benefits as prescription sales. Fees and payments to these pharmacy providers are included as cost of prescription sales. If ESI is only administering the plan sponsors' network pharmacy contracts, ESI records fees derived from ESI's contracts with plan sponsors as net revenue.

Through its subsidiaries, the Company receives fees for services provided under agreements with its clients. The Company accrues fee income when earned. Consulting and management fees are recognized in income as services are rendered. Additionally, the Company derives monitoring revenues from customer payments for alarm monitoring services. The Company recognizes revenue as the monitoring services are provided.

CLAIMS, BENEFITS AND CAPITATION COSTS:

Claims and benefits include estimates of payments to be made on individual claims for medical and ancillary services and for death benefits. The cost of claims incurred but not reported is estimated using actuarial techniques based on current membership statistics, current utilization and historical claims data and trends. These estimates are continually reviewed and revised as changes in these factors occur and revisions are reflected in the current year's statement of income. Capitation costs represent monthly charges paid to participating physicians as compensation for providing continuing medical care.

COST OF PRESCRIPTION SALES:

Costs of prescription sales include product costs, pharmacy claims payments and other direct costs associated with dispensing prescription and non-prescription medical products and claims processing operations, offset by fees received from pharmaceutical manufacturers in connection with ESI's drug purchasing and formulary management programs.

PARTICIPATING POLICYHOLDER LIABILITY:

The liability for participating policyholders consists principally of dividends accrued as of the statement date. The allocation of dividends is determined by means of formulas which reflect the relative contribution of each group of policies to the results of operations.

ACCRUED EXPENSES AND OTHER PAYABLES:

The carrying value of accrued expenses and other payables at December 31, 1997 and 1996 approximates fair value.

MEDICAL GROUPS' RISK SHARING:

NYLCare compensates primary care physicians on a capitation basis. NYLCare has in place an incentive program whereby primary care physicians are eligible to receive a bonus based on quality and cost utilization criteria. An accrual is made for the estimate of the amount of bonus which will be paid to medical care providers based upon quality cost utilization criteria.

NYLCare also has risk contracts with provider groups covering certain medical services. To the extent medical expenses differ from budget, NYLCare and the providers share any savings or deficit as defined in the contracts.

NEW ACCOUNTING PRONOUNCEMENT:

During 1997 the FASB issued SFAS 130, "Reporting Comprehensive Income" which establishes standards for the reporting and display of comprehensive income and its components. Comprehensive income is composed of two items, "net income" and "other comprehensive income". Other comprehensive income includes all changes in equity from nonowner sources (e.g., unrealized holding gains and losses on available for sale securities).

This Statement requires that the Company classify items of other comprehensive income according to their nature and present each item separately in the financial statement in which other comprehensive income is reported. This Statement also requires that the accumulated balance of other comprehensive income be reported as a separate item in the equity section of the balance sheet. This Statement is effective for the 1998 financial statements of the Company. Reclassification of financial statements for earlier periods provided for comparative purposes is required.

RECLASSIFICATIONS:

Certain 1996 and 1995 amounts in the consolidated financial statements have been reclassified to conform with the 1997 presentation. These reclassifications had no effect on net earnings or stockholders' equity as previously reported.

NOTE 3 - BUSINESS RISKS AND UNCERTAINTIES:
------------------------------------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

During 1993, New York Life received authorization from the New York State Insurance Department to adopt approximate market value (subject to certain liquidity adjustments) as the carrying value for its investment in ESI. Accordingly, the Company recorded adjustments of $200,247,000 and $99,527,000 for the statutory valuation of ESI in excess of its GAAP net equity at December 31, 1997 and 1996, respectively. These adjustments are included as a component of stockholder's equity. Based upon the market value of ESI's common stock at March 31, 1998, the amount of the statutory valuation of the subsidiary in excess of GAAP net equity was approximately $321,205,000. A significant decline in the value of this stock could have an adverse effect on the Company's stockholder's equity.

As providers of life and health insurance products, the operating results of certain subsidiaries in any given period depend upon estimates of policy reserves required to provide for future policyholder benefits. The development of policy reserves for the products of these companies requires management to make estimates and assumptions regarding mortality, morbidity, health care costs, lapses, expense and investment experience. Such estimates, including provisions for incurred but not reported claims, are primarily based on historical experience and, at times, the specific requirements of local insurance regulators. Actual results could differ materially from these estimates. Management monitors actual experience, and, where circumstances warrant, revises its assumptions and the related estimates of policy reserves and claim liabilities.

As substantially all of the net assets of International, Inc.'s subsidiaries are held in foreign countries, there is a potential for adverse impact on net assets arising from economic and political changes in these countries.

See Note 16 for description of specific commitments and contingencies.

NOTE 4 - IMPAIRMENT OF LONG LIVED ASSETS
----------------------------------------

During 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 121 ("SFAS 121"), "Accounting for the Impairment of Long-lived Assets to be Disposed Of," which is effective for the fiscal years beginning after December 15, 1995. SFAS 121 establishes accounting standards for the impairment of long-lived assets, certain identifiable intangibles and goodwill related to those assets to be held and used and for long-lived assets and certain identifiable intangibles to be disposed of. In accordance with SFAS 121, the following NYLIFE Inc. subsidiaries established impairment reserves:

NYLIFE REFINERY

NYLIFE Refinery, Inc. determined that adverse market and operating conditions and independent market value quotes were sufficient indicators of a potential impairment for its investment in Refinery Holding Corporation. As a result, NYLIFE Refinery recorded a $17,219,000 writedown on its investment in limited partnerships in 1997.

NEW YORK LIFE BENEFIT SERVICES

Benefit Services determined that projected operating losses were indicators of potential impairment. These operating losses indicated that a write-down of the goodwill related to the purchase of this subsidiary was required. As a result, the remaining $4,381,000 of goodwill that arose from the purchase of Benefit Services was written off in 1997.

NYLCARE

In 1996, NYLCare determined that continuing operating losses of certain subsidiaries which perform administrative services for physician groups, were indicators of potential impairment. Based upon the estimated undiscounted cash flows anticipated from these subsidiaries it was determined that a write-down of the goodwill related to these subsidiaries was required. As a result of the above, approximately $28,830,000 of goodwill and other intangibles was written off in 1996.

SFD HOLDING

In 1997, Auto Funding II wrote down its investment in trusts by $4,600,000. In addition, Funding II wrote-off approximately $2,600,000 of capitalized costs associated with the investment.

NOTE 5 - CHANGES IN ACCOUNTING PRINCIPLES
-----------------------------------------

SFD HOLDING AND DEPOSITARY

On December 30, 1996, Westinghouse Electric Corporation ("Westinghouse") (the servicer of the security alarm contracts) sold its security alarm business to WestSec Inc. As part of this transaction, NYLIFE Structured Asset Management Company Ltd. ("SAMCO", a subsidiary of SFD Holding - 83% and Depositary -17%), Westinghouse, WestSec Inc. and an affiliate of WestSec Inc. entered into a Consent, Assignment, Assumption, and Modification Agreement ("the Consent Agreement"). In connection with the Consent Agreement, WestSec has committed to purchase, and SAMCO has committed to sell, the security alarm contracts ("the Contracts") securing each series of notes used to finance the acquisition of the Contracts at fixed dates in the future for a determinable price. (See Note 19 for subsequent events related to this transaction.) In accordance with SFAS 121, SAMCO has reported such Contracts at the lower of carrying amount or fair value less cost to sell and has discontinued amortization of the Contracts effective December 30, 1996.

NOTE 6 - ACCOUNTING FOR STOCK-BASED COMPENSATION
------------------------------------------------

NON EMPLOYEE AGREEMENTS:

On December 31, 1995, ESI entered into a ten-year corporate alliance with Premier Purchasing Partners, L.P. (American Healthcare Systems Purchasing Partners, L.P., the "Partnership"), an affiliate of Premier, Inc. ("Premier"). Under the terms of the transaction, ESI is Premier's preferred vendor of pharmacy benefit management services to Premier's shareholder systems and their managed care affiliates and will issue shares of its Class A Common Stock as an administrative fee to the Partnership based on the attainment of certain benchmarks, principally related to the number of members receiving ESI pharmacy benefit management services under the arrangement, and to the achievement of certain joint purchasing goals. In accordance with the terms of the agreement, ESI issued 227,273 shares of Class A Stock to Premier in May 1996, and may be required to issue up to an additional 2,250,000 shares to the Partnership over a period up to the first five years of the agreement if the Partnership exceeds all benchmarks. The shares issued were valued at $11,250,000 and are being amortized over the then remaining term of the agreement. Amortization expense amounted to $1,164,000 in 1997 and $776,000 in 1996. Except for certain exemptions from registration under the Securities Act of 1933, as amended (the "1933 Act"), any shares issued to the Partnership cannot be traded until they have been registered under the 1933 Act and any applicable state securities laws. No stock was issued in 1997.

In October 1995, the Financial Accounting Standards Board issued Statement 123, "Accounting for Stock-Based Compensation" ("SFAS 123"), effective for all stock issued to non-employees subsequent to December 15, 1995. SFAS 123 requires that all stock issued to non-employees be accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued instead of the intrinsic value method utilized for stock issued or to be issued under alliances entered into prior to December 15, 1995. ESI has adopted SFAS 123 as it relates to stock issued or to be issued under alliances based on fair value at the date the agreement is consummated.

In November 1997, the Emerging Issues Task Force reached a consensus that the value of equity instruments issued for consideration other than employee services should be initially determined on the date on which a "firm commitment" for performance first exists by the provider of goods or services. Firm commitment is defined as a commitment pursuant to which performance by a provider of goods or services is probable because of sufficiently large disincentives for nonperformance. The consensus must be applied for all new arrangements and modifications of existing arrangements entered into from November 20, 1997. The consensus only addresses the date upon which fair value is determined and does not change the accounting based upon fair value as prescribed by SFAS 123. No such arrangements have been entered into by ESI subsequent to November 20, 1997.

EMPLOYEE STOCK-OPTIONS:

ESI accounts for employee stock options in accordance with Accounting Principles Board No. 25 (APB 25), "Accounting for Stock Issued to Employees." Under APB 25, ESI applies the intrinsic value method of accounting and, therefore, does not recognize compensation expense for options granted, because options are only granted at a price equal to market value at the time of grant. SFAS 123 prescribes the recognition of compensation expense based on the fair value of options determined on the grant date. However, SFAS 123 grants an exception that allows companies currently applying APB 25 to continue using that method. ESI has, therefore, elected to continue applying the intrinsic value method under APB 25.

NOTE 7 - ACQUISITIONS AND DISPOSITIONS
--------------------------------------

In 1995, New York Life, NYLIFE Inc., and certain other affiliated and unaffiliated entities, entered into a Stipulation of Settlement (the "Settlement Agreement") of a class action lawsuit related to the sale of units in, and the operation of, the Company's proprietary limited partnership programs. In connection with the Settlement Agreement, New York Life announced a plan to dissolve the partnership programs ("the Plan"), contingent upon the consent of the Limited Partnership Investors (the "Investors"). In 1995, NYLIFE Inc. recorded a provision of $137,000,000 to reflect the estimated costs of dissolving the partnership operations and certain claims in connection therewith, including settlement of the class action lawsuit. Both the Settlement Agreement and the Plan were approved during 1996. Final settlement costs totaled $121,000,000 and, as a result, a corresponding $16,000,000 pre-tax gain was recorded in 1997.

Pursuant to the Plan, NYLIFE Equity and NYLIFE Realty, as liquidators, have finalized the process of winding up the partnership programs. All of the property interests of the partnership programs were sold prior to September 30, 1997. As of September 30, 1997, pursuant to the Settlement Agreement, NYLIFE Inc. has advanced $173,000,000 to the Investors and has paid $35,652,000 to other unaffiliated entities for costs of the liquidation, primarily from the proceeds from a $200,000,000 line of credit with New York Life. In addition, NYLIFE Inc. has recovered $87,723,000 from the liquidation of the partnership programs.

NYLIFE Equity and NYLIFE Realty were dissolved on September 30, 1997, whereby each entity disbursed its remaining funds and transferred its net assets to NYLIFE Inc. Closing returns of capital totaled $8,888,000 and $2,579,000 for NYLIFE Equity and NYLIFE Realty, respectively.

For purposes of these financial statements, the results of the dissolved subsidiaries have been reported as a one line adjustment and, accordingly, financial statements presented for periods prior to September 30, 1997 have been restated to include this one line adjustment on the consolidated statement of financial position and consolidated statement of operations.

NYLIFE HEALTHCARE

On December 31, 1997, NYLCare sold its 100% stock interest in Avanti Health Systems of Texas, Inc. ("Avanti"), its physician practice management company located in Texas. An election was made to treat the sale as an asset sale for federal tax purposes under Section 338(h) 10 of the internal Revenue Code. NYLCare received approximately 1,402,000 shares of FPA Medical Management, Inc. common stock with a market value of $26,115,000. NYLCare has recorded a gain of $19,454,000 after adjusting for the costs related to the sale.

In 1997, NYLCare sold substantially all of the operating assets and certain liabilities of Avanti of the District, Inc., its physician management practice company located principally in Maryland. NYLCare received $2,766,000 in cash, resulting in a gain on the sale of $478,000.

During 1996 and 1995, NYLIFE Inc. paid $7,076,000 and $10,800,000, respectively, to the three original Founders of NYLIFE HealthCare to purchase their remaining NYLIFE HealthCare shares in accordance with their Termination, Severance and Stock Buyback Agreements. Subsequent to the purchase of these shares, NYLIFE's ownership of NYLIFE HealthCare increased to 100%.

In April 1996, ESI completed a public offering of 1,150,000 shares of Class A common stock and received $52,592,000 in net proceeds. NYLIFE HealthCare recognized a pre-tax gain of $27,835,000, representing the difference between NYLIFE HealthCare's interest in the net assets of ESI immediately after the public offering and the historical book value of its investment in ESI. As part of the same stock offering, NYLIFE HealthCare converted 2,990,000 shares of ESI Class B Common Stock to Class A Common Stock. Net proceeds from the sale totaled $138,497,000 and a pre-tax gain of approximately $121,741,000 was recognized. As a result of these transactions, NYLIFE HealthCare's ownership of ESI decreased from 70% to 46% and its voting stock from 96% to 90%. Additional issuance of shares in 1997 reduced NYLIFE HealthCare's ownership to 45% and its voting stock to 89%. See Note 19 for description of ESI's subsequent purchase of Value Rx.

In July 1995, NYLCare acquired the minority shareholder's interest in Lonestar Holding Company for approximately $4,100,000 in cash. As a result of the transaction, the Houston HMO became a wholly-owned subsidiary of NYLCare. Goodwill related to the purchase of approximately $2,700,000 is being amortized over an estimated useful life of 10 years. As described in Note 19, the Company entered into an agreement on March 15, 1998 to sell NYLCare.

MADISON SQUARE ADVISORS

On November 13, 1997, MSA was created to act as investment advisors over three New York Life separate accounts. MSA was funded with a $25,000 subscription receivable. A $25,000 cash contribution was made in January of 1998.

MAINSTAY MANAGEMENT, INC.

On August 22, 1997, MainStay Management was created to oversee the portfolio management services provided by MacKay-Shields and Monitor Capital and for managing the MainStay Funds business affairs. MainStay Management was funded with a $1,000,000 cash contribution and $1,210,000 of furniture and equipment.

MAINSTAY SHAREHOLDER SERVICES INC.

On March 4, 1997, MSS was created to assume certain shareholder servicing functions previously handled by NYLIFE Distributors. MSS was funded with a $2,000,000 cash contribution and $912,000 of furniture and equipment.

MSC HOLDING, INC.

During 1995, the assets of the Health and Investment Divisions of MSC were sold to Meritech, a subsidiary of Summit Technologies and Melson Technologies, an indirect subsidiary of Aegon Insurance, respectively. Meritech purchased the Health Division assets for approximately $750,000 which included contracts, licenses, equipment and various receivables. Melson Technologies purchased the Investment Division assets for a contingent purchase price of $3,500,000. $1,000,000 of the purchase price is guaranteed and is expected to be received by MSC within three years. As of December 31, 1997, $77,000 has been received. The remaining $2,500,000 is contingent upon the amount of licensing fees the buyers receive over the next 10 years relating to the SMS Investment System, which is currently under development. A total gain of approximately $1,695,000 was recognized on these transactions.

NEW YORK LIFE CAPITAL CORP.

New York Life Capital Corp. was incorporated in Delaware in June 1995. Capital Corp.'s activities primarily consist of issuing commercial paper and borrowing from other sources for the purpose of making loans to New York Life and its affiliates. Capital Corp. commenced operations in 1997 with the issuance of commercial paper.

NYLINK INSURANCE AGENCY CORPORATION

NYLINK was incorporated in Delaware in November 1996. NYLINK's activities will primarily consist of the facilitation of the sale of non-proprietary insurance products by New York Life registered representatives. NYLINK has not yet commenced operations.

NYL MANAGEMENT LTD.

On June 18, 1996, Quorum Capital Management Ltd. ("Quorum") transferred its assets and business operations to Westdeutsche LandesBank (West LB) for approximately $1,125,000. A gain of approximately $969,000 was recognized on this transaction. Quorum subsequently changed its name to NYL Management Ltd. and substantially ceased on-going operations.

AUTO FUNDING II, LP

NAFCO Auto Funding L.P. ("Funding") was organized as a limited partnership in 1993. Depositary was the general partner and SFD Holding was the limited partner. On August 15, 1996, Funding assigned all of its financial assets and liabilities to Auto Funding II L.P. ("Funding II"), a limited partnership with an ownership structure identical to Funding. Subsequent to the assignment of assets to Funding II, Depositary and SFD Holding sold their interests in Funding to an unaffiliated third party. Consideration for the sale of Funding included $200,000 in cash and $2,000,000 of 6% cumulative preferred stock and 10% of the common stock of NAFCO Holding Company, Inc., a subsidiary of the purchaser. The cumulative preferred stock is redeemable under various circumstances, but in any event within 10 years.

NEW YORK LIFE IRREVOCABLE TRUST

On February 13, 1996, The New York Life Irrevocable Trust of 1996, (the "Trust") was created to hold the stock of NYLSET. NYLIFE, as Grantor of the Trust, transferred its 100% ownership of NYLSET to the Trust, making NYLIFE the beneficiary.

AEGIS TECHNOLOGIES

In December 1995, the Aegis Technologies' Board of Directors approved a plan to close the business and dissolve Aegis in the event a suitable buyer could not be found. On March 5, 1996, the decision to dissolve Aegis and its subsidiary, Personal Financial Assistant Financial Centers was announced. The assets were liquidated and a loss of $5,420,000 was recognized. Aegis is expected to be formally dissolved in 1998.

NYLIFE RESOURCES

In December 1993, NYLIFE Resources became a limited partner in the Ancon Partnership Limited ("Ancon"). The partnership was formed to acquire, explore, develop, and operate oil and gas properties. In December 1996, NYLIFE Resources, along with New York Life and New York Life Insurance and Annuity Corporation (a wholly owned subsidiary of New York Life) entered into a purchase and sale agreement with American Exploration Company, the general partner. NYLIFE Resources sold its remaining 11.23% in Ancon for $1,813,000 in cash. The investment value was $2,173,000, resulting in a loss of $360,000.

NOTE 8 - INVESTMENTS
--------------------

COMMON STOCK:

At December 31, 1997 and 1996, the distribution of unrealized gains on common stock was as follows (in thousands):

                           Unrealized          Unrealized          Estimated
          Cost                Gains              Losses             Fair Value
       -----------         -----------         -----------          ----------

1997      $26,126            $       4          $        -             $26,130
          ========           =========          ==========             =======



1996       $ 5,975             $ 1,067          $        -             $ 7,042
           =======             =======          ==========             =======


BONDS:

At December 31, 1997, the maturity distribution of bonds was as follows (in thousands):

                                        Available for Sale                  Held to Maturity                  Life Insurance
                                        ------------------                  ----------------                  --------------
                                                                                                                Operations
                                                                                                                ----------

                                   Amortized       Estimated        Amortized       Estimated        Statement          Estimated
                                     Cost         Fair Value          Cost         Fair Value          Value           Fair Value
                                   ---------      ----------        ---------      ----------        ---------         ----------
Due in one year or less             $ 51,404        $ 51,431     $          -    $          -       $    2,271      $    2,284
Due in years two through five        108,983         109,869                -               -           11,856          12,749
Due in  years six through ten         60,789          62,137                -               -           26,422          28,631
Due after ten years                   15,905          15,874            4,119           4,614            9,704          10,429
                                    --------        --------        ---------       ---------         --------        --------
Sub-total                            237,081         239,311            4,119           4,614           50,253          54,093
Asset-backed securities                2,351           2,386                -               -                -               -
                                    --------        --------        ---------       ---------         --------        --------
Total                               $239,432        $241,697        $   4,119       $   4,614         $ 50,253        $ 54,093
                                    ========        ========        =========       =========         ========        ========

At December 31, 1997 and 1996, the distribution of unrealized gains and losses on bonds was as follows (in thousands):

DECEMBER 31, 1997

                                                    Amortized              Unrealized             Unrealized              Estimated
Available for Sale                                   Cost                    Gains                  Losses               Fair Value
------------------                                  ---------              ----------             ----------             ----------
U.S. Treasury and other
  U.S. Governmental Agencies                         $ 85,691                $    785             $       81             $   86,395
Commercial paper and Corporate notes                  149,456                   1,819                    258                151,017
Other                                                   4,057                       -                      -                  4,057
Certificates of deposit                                   228                       -                     -                     228
                                                     --------                 -------               --------               --------
Total                                                $239,432                 $ 2,604               $    339               $241,697
                                                     ========                 =======               ========               ========

                                              Amortized              Unrealized             Unrealized              Estimated
Held to Maturity                                Cost                    Gains                  Losses               Fair Value
----------------                              ---------              ----------             ----------              ----------
U.S. Treasury and other
  U.S. Governmental Agencies                      $4,119                $    495           $          -                $ 4,614
                                                  ======                ========           ============                =======


                                               Statement              Unrealized             Unrealized             Estimated
Insurance Operations:                           Value                   Gains                  Losses               Fair Value
---------------------                          ---------              ----------             ----------             ----------
Foreign Governments                             $ 16,520              $    1,809               $     12                $18,317
Corporate                                         19,738                   2,000                    231                 21,507
Other                                             13,995                     289                     15                 14,269
                                                --------              ----------               --------                -------
Total                                           $ 50,253              $    4,098               $    258                $54,093
                                                ========              ==========               ========                =======


DECEMBER 31, 1996
                                                Amortized             Unrealized             Unrealized             Estimated
Available for Sale                                Cost                  Gains                 Losses                Fair Value
---------------------                         -----------             ----------             ----------             ----------
U.S. Treasury and other
  U.S. Governmental Agencies                     $ 97,430             $      256              $     880               $ 96,806
Commercial paper and Corporate notes               99,983                    682                  1,450                 99,215
Other                                               4,223                      -                      -                  4,223
Certificates of deposit                               198                      -                      -                    198
                                                 --------             ----------               --------               --------
Total                                            $201,834             $      938               $  2,330               $200,442
                                                 ========             ==========               ========               ========

                                                 Amortized            Unrealized          Unrealized
Held to maturity                                   Cost                 Gains               Losses                  Fair Value
----------------                                 ---------            ----------          ----------                ----------
   U.S. Treasury and other
     U.S. Governmental Agencies                    $2,311               $    120             $         -                $2,431
                                                   ======               ========             ===========                ======


                                               Statement              Unrealized             Unrealized             Estimated
Insurance Operations:                           Value                   Gains                  Losses               Fair Value
---------------------                          ---------              ----------             ----------             ----------
Foreign Governments                             $ 10,782              $    1,281            $         -              $  12,063
Corporate                                         15,520                     951                    190                 16,281
Other                                              6,109                     384                     37                  6,456
                                                --------              ----------               --------              ---------
Total                                           $ 32,411              $    2,616               $    227              $  34,800
                                                ========              ==========               ========              =========

Proceeds from investments in bonds sold, matured, or repaid were $82,038,000, $182,786,000, and $624,801,000, for 1997, 1996 and 1995, respectively. Realized gains from investments in bonds sold, matured, or repaid were $0, $705,000, and $10,164,000 for 1997, 1996 and 1995, respectively, and realized losses were $89,000, $12,000, and $3,844,000 for 1997, 1996 and 1995, respectively.

Investment in bonds include $83,401,000 and $65,610,000 of restricted securities on deposit to meet solvency requirements of various insurance departments, for 1997 and 1996, respectively.

REAL ESTATE:
At December 31, 1997 and 1996, real estate totaled $11,359,000 and $100,374,000 respectively, and represented the following (in thousands):


                                                         Carrying Value
                                                         --------------

                                                      1997               1996
                                                      ----               ----
 Acquired through foreclosure                        $     -           $ 98,100
 International Operations                             11,359              2,274
                                                     -------           --------
   Total                                             $11,359           $100,374
                                                     =======           ========

During 1997 NYLIFE Funding sold its remaining three properties and recorded a realized loss of $9,526,000. During 1996, NYLIFE Funding foreclosed on two delinquent mortgage loans and transferred them at their appraisal value to real estate recording a realized gain of $773,000.

MAINSTAY FUNDS:

At December 31, 1997 the total investment in the MainStay Funds includes investments in individual funds as follows (in thousands):

          Fund                          Cost                      Fair Value
------------------------               -------                    ----------

California Tax Free                    $ 2,834                    $ 2,792
Capital Appreciation                        61                        170
Convertible                                 97                        128
Corporate Bond                             263                        260
Equity Index                               129                        309
Institutional Growth                       837                        946
International Equity                     6,450                      6,638
International Bond                       7,814                      7,859
High Yield Corporate Bond                  106                        125
Short-Term Bond                         10,897                     10,353
New York Tax Free                        5,200                      5,141
Strategic Income/Value                   5,352                      5,301
Total Return                                65                        106
Value                                    1,452                      1,537
                                      --------                   --------

           Total 1997                  $41,557                    $41,665
                                       =======                    =======

           Total 1996                  $46,862                    $47,263
                                       =======                    =======

SECURITY ALARM CONTRACTS:

At December 31, 1997, the carrying amount of security alarm monitoring contracts held for sale includes Contracts collateralizing Series A, B and C Notes (see
Note 11) as follows (in thousands):


                                         1997                      1996
                                         ----                      ----

    Series A                           $ 7,821                    $ 9,112
    Series B                             3,374                      3,711
    Series C                            22,985                     25,632
                                       -------                    -------
       Total                           $34,180                    $38,455
                                       =======                    =======

Prior to the reclassification of the Contracts as held for sale effective December 30, 1996, the Contracts were being amortized over an estimated life of 12 years, as adjusted for attrited Contracts. Amortization expense for the period January 1, 1996 to December 30, 1996 for Series A, B and C Contracts was $9,924,000.

TIME DEPOSITS:

Time deposits, included in cash and cash equivalents, at December 31, 1997 and 1996, amounted to $5,625,000 and $11,889,000, respectively.

OTHER INVESTMENTS:

Other investments include interests in limited partnerships which consist primarily of an oil refinery and oil and gas producing properties valued at $13,117,000 and $32,403,000 at December 31, 1997 and 1996, respectively. The
1997 value includes a pre-tax impairment loss of $17,219,000 in accordance with SFAS 121 (see Note 4).

As described in Note 7, in connection with the Settlement Agreement, the Investors approved a plan to dissolve the partnership programs in which NYLIFE Equity and NYLIFE Realty have interests in. All of the property interests of these partnership programs have been sold prior to September 30, 1997.

NOTE 9 - FIXED ASSETS
---------------------

At December 31, 1997 and 1996, fixed assets, at cost, are comprised of the following (in thousands):


                                                    1997          1996
                                                  --------      --------

Furniture                                         $ 29,571      $ 26,865
Equipment                                           51,124        44,447
Computer hardware                                   44,260        38,467
Computer software                                   18,326        15,590
Leasehold improvements                              17,901        24,100
Other                                                3,618        15,609
                                                  --------      --------
                                                   164,800       165,078
Less accumulated depreciation and amortization      84,445        76,014
                                                  --------      ---------
Total                                             $ 80,355      $ 89,064
                                                  ========      ========


NOTE 10 - POLICY AND CLAIM RESERVES
-----------------------------------

On January 1, 1996, in accordance with the terms of the initial settlement of the modified coinsurance agreement, New York Life transferred $478,149,000 to NYLHIC representing reserves and an equal amount of premiums on existing business. NYLHIC immediately retransferred the reserves back to New York Life. As a result of the above transactions, NYLHIC recorded premiums assumed and an increase in reserves on the initial settlement of $478,149,000 in the statement of operations.

The modified coinsurance reserve retained by New York Life related to the reinsured group life and health indemnity business is $568,105,000 and $498,255,000 at December 31, 1997 and 1996, respectively. The liability for unpaid group health indemnity claims incurred in the years ended December 31, 1997 and 1996 related to prior years is immaterial.

NOTE 11 - NOTES PAYABLE
-----------------------

Notes payable, generally carried at the unpaid principal balance, consisted of the following at December 31, 1997 and 1996 (in thousands):


                                                                                          1997                    1996
                                                                                       ----------               --------
   Short-term notes payable                                                              $500,708               $      -
   International-Loan from Windsor Life                                                     5,075                  6,103
   Series A and B, Floating Rate Secured Five Year Notes                                   16,216                 17,146
   Series C 9% Fixed Rate Secured Five Year Notes                                          24,548                 26,596
   Loans payable to New York Life                                                          29,474                113,220
   Bank borrowings and revolving line of credit with financial institutions                     -                 14,222
   Other (including current portion)                                                        1,909                  5,909
                                                                                        ---------               --------

       Total                                                                            $ 577,930               $183,196
                                                                                        =========               ========

The carrying value of notes payable approximates fair value.

Short-term notes payable consist of Capital Corp's debt balance at December 31, 1997. The weighted average cost of short-term notes payable was approximately 5.75% at December 31, 1997.

The $16,216,000 of Series A and B Floating Rate Secured Five Year Notes are collateralized by security alarm monitoring contracts, and pay interest quarterly at a per annum floating rate based on the minimum denomination five-year certificate of deposit average rate as reported by Bank Rate Monitor. Principal is paid down on a quarterly basis. This balance is payable during 1998 (see Note 19).

The $24,548,000 of Series C 9% Fixed Rate Secured Five Year Notes are collateralized by security alarm monitoring contracts, and pay interest quarterly at the fixed rate. Principal is paid down on a quarterly basis. In addition, $2,250,000 of these notes are payable during 1998.

In January 1995, NYLIFE entered into a credit agreement, expiring January 1, 1998, with New York Life whereby NYLIFE can borrow up to an aggregate principal amount of $200,000,000 at any one time. This agreement and any loans made shall be automatically extended and renewed for additional one year periods, unless either NYLIFE or New York Life notifies the other to terminate the agreement. At December 31, 1997 and 1996 the total principal borrowed under this agreement was $0 and $91,131,000, respectively. Interest expense amounted to $1,847,000 and $2,598,000 in 1997 and 1996, respectively.

On November 1, 1993, SFD Holding entered into a loan agreement with New York Life. The agreement allows SFD Holding to borrow money pursuant to one or more master notes (individually, a "Master Note," collectively, "Master Notes"), each of which will not exceed one year in maturity and for amounts, in aggregate, not to exceed $35,000,000 at any one time. Interest on any Master Note borrowing accrues at the rate which is the annual simple interest equivalent (computed on the actual daily principal balance based on a 360 day year or twelve 30-day months) of 225 basis points above the one month LIBOR published in the Wall Street Journal on the 15th day of the proceeding calendar month (or if such day is not a day on which such newspaper is published, the next succeeding day of such publication). In 1995, the loan agreement between SFD Holding and New York Life was amended to accommodate the acquisition of prime auto loans. The amendment provides for the following: (I) an increase in the maximum borrowings to $70,000,000, (ii) an interest rate of 200 basis points above the one month LIBOR for borrowings related to prime auto loan acquisitions, and (iii) a change in the monthly interest payment date to the 20th of each month.

During 1997, 1996 and 1995, SFD Holding made interest payments totaling $2,396,000, $2,805,000 and $2,636,000, respectively, to New York Life pursuant to the Master Notes. At December 31, 1997 and 1996, the amounts outstanding under the Master Note are $29,474,000 and $22,089,000, respectively. Accrued interest at December 31, 1997 and 1996 is $203,000 and $145,000, respectively.

On December 11, 1992, SFD Holding entered into a revolving credit agreement (the "Credit Agreement") with Barclays Bank PLC ("Barclays"). The Credit Agreement allows SFD Holding to borrow an aggregate principal amount not be exceed $15,000,000 at any one time. Interest on any borrowing accrues at a rate equal to either (i) the rate of interest per annum declared by Barclays as its prime rate in effect at its branch in New York City or (ii) LIBOR plus 1%. SFD Holding made interest payments totaling $119,000, $981,000 and $138,000 to Barclays pursuant to the Credit Agreement during 1997, 1996 and 1995, respectively. On February 20, 1997, SFD Holding borrowed $12,833,000 under the Master Note Agreement. Those funds were used to repay all amounts then outstanding under the Credit Agreement. Concurrent with the repayment, the Credit Agreement was terminated. At December 31, 1997 and 1996, borrowings under the Credit Agreement were $0 and $13,700,000, respectively. Accrued interest at December 31, 1997 and 1996 was $0 and $70,000, respectively. All borrowings under the Credit Agreement were guaranteed by NYLIFE Inc.

Along with New York Life, Capital Corp. is party to a credit agreement with a consortium of banks. The credit agreement consists of a $150,000,000, 364 day revolving credit facility ("Facility A"), and a $350,000,000, 5 year revolving credit facility ("Facility B"). Annual facility fees are .04% and .06%, for Facility A and B, respectively, and borrowing rates are capped at spreads of
 .16% and .14% over LIBOR, respectively. In addition, the credit agreement contains various covenants pertaining to allowable activities of the Company. Neither the Company nor New York Life have utilized the credit facility to date.

ESI maintains a $25,000,000 unsecured line of credit with the Mercantile Bank National Association which was renewed for one year on May 29, 1997. ESI has allowed a line of credit in the amount of $25,000,000 to lapse as of October 31, 1997. Terms of the agreement are as follows: interest is charged on the principal amount outstanding at a rate equal to any of the following options which ESI , at its option shall select: (i) the bank's "prime rate", (ii) a floating rate equal to the Bank's cost of funds rate plus 50 basis points, or
(iii) a fixed rate for periods of 30, 60, 90 or 180 days equal to the LIBOR rate plus 50 basis points. Fees under this agreement on any unused portion are charged at ten hundredths of one percent per year. At December 31, 1997 and 1996, ESI had no outstanding borrowings under this agreement, nor did it borrow any amounts under these agreements during 1997.

NOTE 12 - REINSURANCE
---------------------

MODIFIED COINSURANCE:

In 1996, NYLHIC entered into a modified coinsurance agreement with New York Life, whereby 90% of New York Life's group life and health indemnity insurance business was reinsured with NYLHIC. For the two years ended December 31, 1997 and 1996, NYLHIC recorded the following activity under the reinsurance agreement (in thousands):

                                                1997              1996
                                                ----              ----

Premiums and fees assumed                     $739,854          $613,632

Benefits                                       603,814           507,055

Commission and expense allowance               140,022           142,725

Modco reserve adjustment                        35,602           (13,135)

Settlement on the net amount due is made 90 days after the end of each quarter. Accordingly, at December 31, 1997 and 1996, NYLHIC recorded the following amounts representing fourth quarter activity under the reinsurance agreement (in thousands):


                                                     1997            1996
                                                     ----            ----

Deferred and uncollected premiums and fees         $183,970        $191,922

Claims payable                                     (143,206)       (143,096)

Commission and expense allowances
payable                                             (34,762)        (34,191)

Dividends due and unpaid                            (11,613)        (27,777)

Payable on reinsurance assumed                      (39,608)        (26,507)

OTHER REINSURANCE:

Certain subsidiaries enter into reinsurance agreements in the normal course of their insurance business. Reinsurance on certain individual lives is ceded to reduce the risk on any one life. These subsidiaries remain liable for the reinsurance ceded, if the reinsurer fails to meet its obligations. Premiums ceded by these subsidiaries for the years ended December 31, 1997, 1996 and 1995 in connection with reinsurance agreements totaled $28,616,000, $29,434,000 and $3,201,000, respectively. Policy reserves are recorded net of reinsurance receivables of $8,434,000 and $7,709,000 at December 31, 1997 and 1996,
respectively.

NOTE 13 - RELATED PARTY TRANSACTIONS
------------------------------------

NYLIFE and several of its subsidiaries are party to a service agreement with New York Life, whereby New York Life provides services to NYLIFE and such subsidiaries, including office space, legal, accounting, administrative, personnel and other services for which NYLIFE and its subsidiaries are billed. NYLIFE and its subsidiaries are charged for these services based upon (a) actual costs incurred, where they are separately identifiable and (b) allocation of costs incurred by New York Life developed through analyses of time spent on matters relating to NYLIFE and its subsidiaries.

Investment management fees of $54,017,000, $40,864,000, and $35,089,000, were received from New York Life and certain of its affiliates during the years ended December 31, 1997, 1996 and 1995, respectively.

Certain subsidiaries earned premiums and fees related to health care services provided to New York Life of $15,526,000, $14,447,000, and $14,301,000 in 1997,
1996 and 1995, respectively.

During 1995, one of NYLCare's HMO subsidiaries paid hospital service claims of approximately $7,000,000 to its minority shareholders.

NYLACOR has eight offices which market the New York Life long-term care product. Beginning in 1995, all the expenses incurred by New York Life sales agents to market the New York Life long-term care product are paid by NYLACOR and reimbursed by New York Life. These expenses and the associated reimbursements totaled $6,200,000, $5,859,000 and $3,266,000, respectively, for the years ended December 31, 1997, 1996 and 1995.

As a distributor of mutual funds, NYLIFE Distributors has entered into agreements with the MainStay Funds, pursuant to Rule 12b-1 under the Investment Act of 1940, to compensate it for the distribution expenses it incurs. Although the plans are required to be approved annually by the Trustees of the board of NYLIFE Distributors, the management of NYLIFE Distributors believes that such annual approval will continue indefinitely. Distribution fee income for 1997 and 1996, was $49,248,000 and $36,826,000, respectively. At December 31, 1997 and
1996, receivables from the MainStay Funds approximated $10,153,000 and $8,539,000, respectively for distribution, services and administration fees.

NYLIFE Securities earned commission revenue of approximately $85,690,000, $61,438,000 and $29,910,000 on transactions with affiliates during 1997, 1996 and 1995, respectively.

At December 31, 1997, Greystone has an intercompany payable to New York Life of $1,538,000 which requires minimum annual installments of $250,000 until the balance of the account is liquidated. Greystone paid a total of $1,750,000 and $750,000 in 1997 and 1996, respectively. Such liability is non-interest bearing.

During 1997, NYLIFE Funding received cash of $6,701,000 for transferring a mortgage loan (with the same statement value) to New York Life Insurance and Annuity Corporation, a wholly-owned subsidiary of New York Life. The cash in this transaction was used to return capital of $6,700,000 to New York Life.

On October 1, 1997, Capital Corp. entered into a credit agreement with New York Life whereby Capital Corp. has agreed to make loans to New York Life in an aggregate principal amount at any time outstanding of up to but not exceeding $500,000,000. This agreement and any loans made shall be automatically extended and renewed for additional one year periods, unless either Capital Corp. or New York Life notifies the other to terminate the Agreement. At December 31, 1997, $499,781,000 was loaned to New York Life. During 1997, New York Life made interest payments totaling $1,443,000. Interest receivable at December 31, 1997 totaled $2,422,000.

As of October 27, 1997, MainStay Management began to serve as Manager to each of the MainStay Retail Funds and, as of November 22, 1997, as Manager to each of the Institutional Funds (collectively, the "Funds") pursuant to a Management Agreement with the Funds. MainStay Management assumed responsibility for oversight of the portfolio management services provided by the Sub-Advisers (MacKay-Shields, Monitor Capital. and New York Life) and for managing the Funds' business affairs, which includes furnishing the Funds with office facilities and providing ordinary clerical, recordkeeping and bookkeeping services. As Manager of the Funds, MainStay Management receives a fee which ranges between .50% and 1.00% of the average daily net assets of affiliated funds. As the Accounting Service Agent, MainStay Management receives a separate fee which generally is less than .05% per Fund on an annual basis. Such fees for 1997 were $14,109,000 and $249,000, respectively.

MainStay Shareholder Services is the Transfer Agent and Shareholder Servicing Agent for The MainStay Funds. MSS provides shareholder services and acts as the transfer agent for the Fund's authorized and issued shares of beneficial interest, dividend disbursing agent and agent in connection with any accumulation, letter of intent or similar purchase plans provided to shareholders of record to the Fund and set out in the Prospectus and Statement of Additional Information. For performance of transfer agent and servicing duties, the Fund agrees to pay MSS an annual maintenance fee for each shareholder account.

NOTE 14 - FOREIGN OPERATIONS
----------------------------

NYLIFE subsidiaries conduct insurance and investment management operations in the United Kingdom, Argentina, Bermuda, Hong Kong, Japan, Korea, Indonesia and Mexico. The assets, liabilities, and net income of these foreign operations at December 31, 1997 and 1996 and for the years then ended are as follows (in thousands):

        CONSOLIDATED SUBSIDIARIES:
        --------------------------

                                             1997                1996
                                             ----                ----

        Assets                               $151,690          $128,526
        Liabilities                           128,442            98,180
        Revenue                                39,639            43,760
        Net Loss                             (20,225)          (20,735)


        NON-CONSOLIDATED SUBSIDIARIES
        -----------------------------

                                                1997               1996
                                                ----               ----

        Assets                               $4,165,310         $3,961,499
        Liabilities                           4,000,338          3,807,416
        Revenue                                 371,226            330,529
        Net (Loss) Income                       (2,816)             25,852

The cumulative translation adjustments for 1997 and 1996, respectively, are $2,438,000 and $3,850,000.

Dividend income earned by New York Life UK Limited ("NYLUK"), a wholly owned subsidiary of International, Inc. on its investment in Life Assurance Holding Corporation ("LAHC") was $5,136,000 and $3,673,000 for the years ended December 31, 1997 and 1996, respectively.

NOTE 15 - INCOME TAXES
----------------------

NYLIFE and its subsidiaries are members of an affiliated group which joins in the filing of a consolidated federal income tax return with New York Life. The consolidated income tax provision or benefit is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated its share of the consolidated tax provision or benefit determined generally on a separate return basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Estimated payments for taxes are made between the members of the consolidated group during the year. State, local, and foreign tax returns are filed separately. The income tax receivable included $5,983,000 and $14,481,000 due from New York Life as of December 31, 1997 and 1996, respectively, pursuant to the tax allocation agreement.

The components of income tax expense (benefit) for each year are as follows (in thousands):


                                      1997           1996           1995
                                      ----         ------           ----
Current
       Federal                      $(4,621)   $    (20,135)   $     9,119
       State                          12,471           8,973         8,771
       Foreign                           470             190         (363)
                                  ----------      ----------   ----------
              Total Current            8,320        (10,972)        17,527
                                   ---------       --------     ----------

Deferred
       Federal                        13,230          86,686      (41,370)
       State                             379             611         (598)
                                  ----------        --------   ----------
              Total Deferred         $13,609          87,297      (41,968)
                                     -------         -------     --------

              Total                  $21,929         $76,325     $(24,441)
                                     =======         =======     ========

Total income tax expense (benefit) is different from the amount computed using the statutory federal tax rate of 35% in 1997, 1996 and 1995 for the following reasons (in thousands):

                                                                                 1997                1996                 1995
                                                                                ------              ------               ------
Income tax expense (benefit) at statutory rate                                  $5,748             $54,371            $(40,522)
Tax exempt investment income and capital gains                                   (174)               (216)                (231)
State and local taxes, net of federal income tax benefit                         8,353               6,256                5,288
Amortization of goodwill                                                         4,055               6,155                6,219
Net foreign taxes                                                                  470                 183              (1,904)
Equity in non-consolidated affiliates                                            6,081               6,447                4,518
Non-deductible losses with respect to foreign operations                           178                 349                1,378
Undistributed earnings of subsidiaries                                           1,596               1,237                  896
Issuance of additional shares by public subsidiary                                   -               2,689                    -
Subsidiary loan write-off                                                      (4,598)                   -                    -
Provision to return reconciliation                                               1,323                 217              (1,126)
Other                                                                          (1,103)             (1,363)                1,043
                                                                              --------            --------            ---------
   Total income tax expense (benefit)                                          $21,929             $76,325            $(24,441)
                                                                               =======             =======            ========

The net deferred tax liability at December 31, 1997 and 1996, respectively is attributable to the following temporary differences (in thousands):

                                                                               1997             1996
                                                                               ----             ----
Deferred tax asset:

Non-deductible reserves                                                        $ 11,879         $  14,389
Net operating losses                                                              4,445             4,448
Deferred compensation                                                            12,122            13,417
Impairments                                                                           -             2,133
Investments in affiliates and partnerships                                        2,087               652
Leasehold improvements                                                            1,182             2,607
Deferred rent                                                                     2,190             2,365
Depreciation                                                                        819               912
Unrealized investment losses                                                         84               764
Employee benefits                                                                 5,418             4,867
Modified coinsurance reserves                                                     1,215                 -
Deferred tax on sale of shares of subsidiary stock                                2,614             2,614
Other                                                                             1,958             2,212
                                                                                 ------         ---------
    Gross deferred tax asset                                                     46,013            51,380



Deferred tax liability:
Deferred distribution costs                                                    (93,965)          (78,663)
Unrealized appreciation of subsidiary                                          (12,299)          (11,456)
Investments in affiliates and partnerships                                         (98)           (5,204)
Depreciation                                                                    (1,715)           (1,729)
Unrealized net appreciation                                                    (10,484)           (9,102)
Unrealized investment gains                                                       (802)                 -
Forgiveness of subsidiary loan                                                        -           (4,340)
Other                                                                             (636)             (492)
                                                                             ---------        ----------
    Gross deferred tax liability                                              (119,999)         (110,986)
Valuation allowance                                                             (5,033)           (4,445)
                                                                             ---------        ----------
    Net deferred tax liability                                               $ (79,019)       $  (64,051)
                                                                             =========        ==========

The December 31, 1997 valuation allowance principally relates to foreign net operating losses, the utilization of which is subject to limitations in the United Kingdom, and net operating loss limitations.

NOTE 16 - COMMITMENTS AND CONTINGENCIES
---------------------------------------

Leases:
The subsidiaries lease office space, a telephone system, and certain computer and office equipment under agreements with various expiration dates. The leases contain provisions for payment of real estate taxes, building maintenance, electricity and other escalations.

Future minimum lease payments under capital and noncancelable operating leases with original or remaining lease terms in excess of one year at December 31, 1997, are as follows (in thousands):

                                                                    Capital Leases                Operating Leases
                                                                    --------------                ----------------
1998                                                                $        1,069                      $   32,661
1999                                                                         1,144                          30,701
2000                                                                         1,223                          28,084
2001                                                                         1,309                          24,876
2002                                                                         1,398                          30,816
2003 & thereafter                                                                -                          95,102
                                                                       -----------                       ---------

Total                                                                        6,143                         242,240
                                                                       -----------                       ---------

Less future sublease rental receipts                                             -                          12,614
                                                                       -----------                       ---------

Present value of future minimum lease payments                               6,143                               -
                                                                       -----------                       ---------

Less amount due in one year                                                  1,069                               -
                                                                       -----------                       ---------

Total                                                                  $     5,074                       $ 229,626
                                                                       ===========                       =========

Assets recorded under capital leases and the related accumulated depreciation are listed below. Amortization of these assets is included in depreciation and amortization expense (in thousands):

                                                                                 December 31,
                                                                      ----------------------------
                                                                     1997                    1996
                                                                    ------                  ------
Assets recorded under leases                                       $ 14,091                $14,854
Accumulated depreciation                                             (2,223)                (2,048)
                                                                    --------               -------
Total                                                              $ 11,868                $12,806
                                                                   =========               =======

Rent expense for the years ended December 31, 1997, 1996 and 1995 was approximately $36,575,000 $34,943,000 and $32,848,000, respectively.

Windsor Construction Company Limited, a wholly owned subsidiary of NYLUK, entered into two contracts with Balfour Beatty Limited on January 11, 1994, for the construction of phases II and III of NYLUK's head office development in the United Kingdom amounting to $3,945,000 for Phase II and $4,190,000 for Phase
III. The contract for Phase II began on January 8, 1998, and the contract for Phase III must begin by December 31, 1999.

New York Life has a guarantee, dated December 19, 1995, on behalf of NYLCare for the rents due by NYLCare to its landlord, Olympia & York OLP Company. New York Life will only be responsible upon the occurrences of certain events. The total remaining amount of rental payments for the five year lease is $15,000,000.

Other:

During 1990, NYLIFE entered into an agreement to provide a guarantee for the benefit of the shareholders of the MainStay Equity Index Fund. The guarantee provides that if, after ten years from date of purchase, the net asset value, with all dividend and capital gains distributions reinvested, is less than the original offering price, NYLIFE will reimburse the shareholders for their loss of principal and restore the net asset value to the original offering price, including the return of any front-end sales charge. If shares are redeemed prior to or after the one day guarantee date, the investor loses the benefit of the guarantee with respect to those shares.

The Company and its subsidiaries are defendants in various legal actions arising from its operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved as a party in various governmental, administrative and investigative proceedings and inquiries. Given the uncertain nature of litigation and regulatory inquiries, the outcome of the above and other actions pending against the Company cannot be predicted. The Company nevertheless believes that the ultimate outcome of all pending litigation should not have a material adverse effect on the Company's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

NYLIFE Inc. along with NYLIFE Securities and NYLIFE Distributors have a support agreement whereby NYLIFE Inc. has agreed to absorb any liability which may be allocated to NYLIFE Securities and NYLIFE Distributors as a result of a lawsuit alleging misappropriation of funds by a New York Life agent. At December 31, 1997 plaintiffs were seeking $98,000,000 in compensatory and punitive damages. Plaintiffs recently moved to add 12 additional plaintiffs to the lawsuit who are asserting similar claims and seek an additional $24,500,000 in damages. At this time, neither the probability of loss nor the amount of the plaintiffs recovery, if any, can be estimated.

Additionally, certain subsidiaries are subject to minimum net worth restrictions pursuant to regulatory requirements and the terms of limited partnership and debt agreements. At December 31, 1997 and 1996, the net worth of these subsidiaries exceeded the related requirements.

For the year ended December 31, 1997, approximately 66% of ESI's pharmaceutical purchases were through one wholesaler. ESI believes that other alternative sources are readily available.

On May 22, 1997, SAMCO received a letter of credit ("LC") in the aggregate amount of $85,000,000 from The Chase Manhattan Bank. The LC was provided to SAMCO in accordance with the provisions of the Consent Agreement. The LC secures certain obligations owed to SAMCO under the Consent Agreement and the Operational Services Agreement. In addition, SAMCO and WestSec entered into a letter agreement dated May 21, 1997 memorializing certain collateral agreements and understandings related to the LC. During 1997, the LC was reduced to $75,994,000 in accordance with its terms.

NOTE 17 - EMPLOYEE BENEFIT PLANS
--------------------------------

Long Term Performance Plan:

MacKay-Shields adopted Long-Term Performance Plans ("the Plans") in 1988 and 1995. These Plans associated with the grant awards are calculated based upon the attainment of specific goals as set forth in each Plan.

Payments under the 1988 Plan commenced in 1996 and extend through 2000. In accordance with the provisions of the 1988 Plan, participants are also entitled to income on the unpaid amount of their award. For certain individuals, a portion of this amount may be adjusted based upon the investment performance of certain registered investment companies managed by MacKay-Shields. In 1997 and 1996, respectively, MacKay-Shields recorded dividend and interest income in the amount of $1,018,000 and $1,678,000 on the cash and investments segregated to fund the Plan obligation.

Awards under the 1995 Plan are based on cumulative growth during the 1995 to 1997 time period, and are payable commencing in 1999 and extending through 2001. An accrual of $3,903,000 was recorded as a liability based on results for the three year period 1995 to 1997.

The Plans are long-term in nature and requires participants to enter into multi-year employment contracts.

Other:
Certain subsidiaries sponsor defined contribution retirement, 401(k) and profit sharing plans for employees. Contributions to these plans during 1997, 1996 and 1995, totaled $9,294,000, $9,011,000 and $1,794,000, respectively.

NOTE 18 - SUPPLEMENTAL CASH FLOW INFORMATION
--------------------------------------------

The terms of the modified coinsurance agreement between NYLHIC and New York Life (see Note 1) effective January 1, 1996, specify that NYLHIC assumes the risk for group life and health policies issued by New York Life; however, New York Life retains the claim and policy reserves as well as the related assets. The impact on the Company's 1996 cash flows was a reduction in reported cash balances of $50,140,000 reflected as other financing activities.

New York Life made net non-cash capital contributions of $5,613,000 and $22,598,000, respectively, during 1997 and 1996.

Net cash received (paid) for income tax expense was $11,776,000, ($50,245,000) and ($16,234,000) during 1997, 1996 and 1995, respectively.

Interest paid during 1997, 1996 and 1995 was $10,998,000, $15,075,000, and
$18,931,000, respectively.

NOTE 19 - SUBSEQUENT EVENTS
---------------------------

NYLCare Sale:

On March 15, 1998 New York Life reached an agreement to sell 100% of the outstanding common stock of NYLCare to Aetna Inc. ("Aetna") and entered into a coinsurance agreement with Aetna to reinsure 100% of New York Life's group life and health indemnity insurance business currently reinsured by NYLHIC. The reinsurance agreement between New York Life and NYLHIC will be terminated prior to closing. Management expects the transaction to close in 1998.

New York Life will receive approximately $1.05 billion as consideration for the sale of NYLCare, which will generate a pre-tax gain of approximately $700 million.

The following is a condensed NYLCare Statement of Financial Position at December 31, 1997 and Statement of Operations for the year ended December 31, 1997 (in millions):


STATEMENT OF FINANCIAL POSITION

ASSETS
------

Cash and cash equivalents                                       $   195
Premiums and accounts receivable                                    301
Investments                                                         264
Fixed assets                                                         47
Other assets                                                        171
                                                                  -----
       Total assets                                               $ 978
                                                                  =====


LIABILITIES and STOCKHOLDER'S EQUITY
------------------------------------

Accrued HMO claims payable                                      $   211
Policy and claim reserves                                           154
Accrued expenses & other payables                                   111
Other liabilities                                                   157
                                                                -------
       Total liabilities                                          $ 633
                                                                  -----

Stockholder's equity:                                               345
                                                                  -----
       Total liabilities and stockholder's equity                 $ 978
                                                                  =====



STATEMENT OF OPERATIONS

  Total income                                                     $2,904
                                                                   ------

Expenses:
 HMO Claims and capitation costs                                    1,820
  Health, disability and death benefit costs                          631
  Employee compensation                                               258
  Selling, administrative and other expenses                          232
                                                                   ------

  Total expenses                                                    2,941
                                                                   ------

Loss before income taxes                                             (37)

Income tax benefit                                                    (9)
                                                                   ------

Net loss                                                        $    (28)
                                                                =========


ESI Acquisition:

On April 1, 1998, ESI purchased Value Rx, the Pharmacy Benefit Management ("PBM") subsidiary of Columbia/HCA Healthcare Corporation ("Columbia"). Under the terms of the agreement, ESI paid cash of $445,000,000 for the stock of Value Health, Inc. and Managed Prescription Network, Inc. ESI used approximately $100,000,000 of its own cash and financed the remainder of the purchase price through a five year bank facility. In 1997, the unaudited revenue of Value Rx was approximately $1,500,000,000. The acquisition will be accounted for as a purchase.

Greystone:

In January 1998, management of NYLIFE, Greystone Realty's parent, formally decided to transfer the asset and property management functions currently being performed by Greystone to New York Life and to liquidate Greystone, if possible, on or before June 1, 1998. It is anticipated that Greystone will incur certain expenses related to this plan including employee severance and office closure expenses. Further, it is not anticipated that the liquidation will provide sufficient proceeds to repay all outstanding amounts due to NYLIFE. These financial statements do not include any adjustments as a result of these uncertainties.

SFD Holding:

On February 17, 1998, SAMCO sold to WestSec for $15,107,000, the security alarm monitoring contracts and related assets which constituted the collateral securing SAMCO's Series A Notes. The transaction was consummated pursuant to the Operational Services Agreement dated November 15, 1991 between SAMCO and Westinghouse Electric Corporation, as amended, and the Indenture dated as of July 15, 1992, as supplemented, between SAMCO and United States Trust Company of New York, as trustee. A portion of the proceeds of the sale were used to pay all outstanding principal and accrued interest on the Series A Notes on February 17, 1998, the maturity date of such Notes. On February 17, 1998 SAMCO distributed $1,640,000 to the Series C note holders, which included interest, quarterly principal repayment and additional principal repayment.

Concurrent with the sale, SAMCO and WestSec instructed The Chase Manhattan Bank to reduce the letter of credit to $54,338,000 in accordance with its terms.

On March 2, 1998, WestSec, Inc. filed a Declaratory Judgment action against SAMCO. The Declaratory Judgement action brought by WestSec in the Texas state court seeks a judgment by the court declaring that the "person reassignment" Contracts are not included within the Contracts constituting the collateral securing the Series A Notes and, therefore, are not included among the Contracts WestSec was obligated to purchase. WestSec also requests that the Court determine the number of Contracts which allegedly constitute "person reassignment" Contracts. WestSec further requests the court to award it costs and attorney's fees. SAMCO intends to vigorously defend against the claims made by WestSec and may assert counterclaims as well.

NYLUK:

On March 12, 1998, the Financial Services Authority and the Personal Investment Authority issued a consultation paper, for comment by May 18, 1998, on the next phase of the pension sales practices review and redress program launched in 1994. The extension of this review and redress program will lead to claims against NYLUK, for the expenses incurred in connection with the extension of this program. NYLUK's loss in connection with the extension of this program, which will most likely be material, cannot yet be reasonably estimated.

In March of 1998, NYLUK contributed approximately $10,000,000 to LAHC, to fund the acquisition of GAN Life Holdings (LAHC is a UK holding company which NYLUK had a 31.25% equity investment in at December 31, 1997). This transaction resulted in a reduction of NYLUK's investment in LAHC to 22.8%.

Other:

On February 20, 1998, the Board of Directors of NYLIFE Funding and NYLIFE Resources Inc. approved plans to voluntarily dissolve the Companies. NYLIFE Funding and NYLIFE Resources Inc. have no present operations and are expected to be formally dissolved in 1998.

                               THE MAINSTAY FUNDS

                         MAINSTAY BLUE CHIP GROWTH FUND
                          MAINSTAY RESEARCH VALUE FUND
                         MAINSTAY SMALL CAP VALUE FUND
                       MAINSTAY GROWTH OPPORTUNITIES FUND
                         MAINSTAY SMALL CAP GROWTH FUND
                          MAINSTAY EQUITY INCOME FUND
                        MAINSTAY GLOBAL HIGH YIELD FUND

--------------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                               SEPTEMBER 1, 1998
--------------------------------------------------------------------------------

          The MainStay Funds (the "Trust") is an open-end management investment company (or mutual fund) currently consisting of twenty-two series, the following seven of which are discussed herein: Blue Chip Growth Fund, Research Value Fund, Small Cap Value Fund, Growth Opportunities Fund, Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund (individually or collectively referred to as a "Fund" or the "Funds"). MainStay Management, Inc. (the "Manager") serves as the manager for the Funds and has entered into Sub-Advisory Agreements with Gabelli Asset Management Company ("GAMCO") with respect to the Blue Chip Growth Fund; John A. Levin & Co., Inc. ("John A. Levin & Co.") with respect to the Research Value Fund; Dalton, Greiner, Hartman, Maher & Co. ("Dalton, Greiner") with respect to the Small Cap Value Fund; Madison Square Advisors, Inc. ("Madison Square Advisors") with respect to the Growth Opportunities Fund; and MacKay-Shields Financial Corporation ("MacKay-Shields") with respect to the Small Cap Growth Fund, Equity Income Fund and Global High Yield Fund. GAMCO, John A. Levin & Co., Dalton, Greiner, Madison Square Advisors and MacKay-Shields are sometimes jointly referred to as the "Sub-Advisers."

          This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectuses of the Funds dated June 1, 1998 and September 1, 1998, as amended or supplemented from time to time, a copy of which may be obtained without charge by writing to NYLIFE Distributors Inc., (the "Distributor") 300 Interpace Parkway, Parsippany, NJ 07054 or by calling 1-800-MAINSTAY (1-800-624-6782).

          No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the related Prospectus, in connection with the offers contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Distributor. This Statement of Additional Information and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

          Shareholder inquiries should be made by writing directly to MainStay Shareholder Services, Inc., P.O. Box 8401, Boston, Massachusetts 02266-8401, or by calling 1-800-MAINSTAY. In addition, you can make inquiries through your registered representative.

                               TABLE OF CONTENTS

                                                            PAGE IN
                                                            STATEMENT OF
                                                            ADDITIONAL
                                                            INFORMATION
                                                            -----------

INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS..    6
     Repurchase Agreements.....................................    6
     Lending of Portfolio Securities...........................    7
     Bank Obligations..........................................    8
     U.S. Government Securities................................    9
     Debt Securities...........................................    9
     Convertible Securities....................................   10
     Arbitrage.................................................   11
     Foreign Securities........................................   11
     Foreign Currency Transactions.............................   13
     Foreign Index-Linked Instruments..........................   17
     Brady Bonds...............................................   17
     Floating and Variable Rate Securities.....................   18
     Zero Coupon Bonds.........................................   19
     When-Issued Securities....................................   19
     Mortgage-Related and Other Asset-Backed Securities........   20
     Short Sales Against the Box...............................   29
     Options on Securities.....................................   30
     Options on Foreign Currencies.............................   36
     Securities Index Options..................................   38
     Futures Transactions......................................   39
     Swap Agreements...........................................   49
     Loan Participation Interests..............................   51
     Risks Associated with Debt Securities.....................   53
     Risks of Investing in High Yield Securities
          ("Junk Bonds").......................................   54

FUNDAMENTAL INVESTMENT RESTRICTIONS............................   55

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS........................   57

TRUSTEES AND OFFICERS..........................................   59

THE MANAGER, THE SUB-ADVISERS AND THE DISTRIBUTOR..............   67
     Management Agreement......................................   67
     Sub-Advisory Agreements...................................   68
     Distribution Agreement....................................   69
     Other Services............................................   71

     Expenses Borne by the Trust...............................   72

PORTFOLIO TRANSACTIONS AND BROKERAGE...........................   73

NET ASSET VALUE................................................   76

SHAREHOLDER INVESTMENT ACCOUNT.................................   78

SHAREHOLDER SERVICING AGENT....................................   79

PURCHASES, REDEMPTION AND REPURCHASE...........................   79
     Letter of Intent ("LOI")..................................   79
     Distributions in Kind.....................................   79
     Suspension of Redemptions.................................   80
     Purchases at NAV..........................................   80

TAX-DEFERRED RETIREMENT PLANS..................................   80
     Cash or Deferred Profit Sharing Plans Under
     Section 401(k) for Corporations and Self-Employed
     Individuals...............................................   80
     Individual Retirement Account ("IRA").....................   80
     403(b)(7) Tax Sheltered Account...........................   83
     General Information.......................................   83

CALCULATION OF PERFORMANCE QUOTATIONS..........................   84

TAX STATUS.....................................................   88
     Taxation of the Funds.....................................   88
     Character of Distributions to Shareholders
      -- General...............................................   90
     Discount..................................................   92
     Taxation of Options, Futures and Similar
     Instruments...............................................   93
     Passive Foreign Investment Companies......................   94
     Foreign Currency Gains and Losses.........................   95
     Commodity Investments.....................................   96
     Dispositions of Fund Shares...............................   96
     Tax Reporting Requirements................................   97
     Foreign Taxes.............................................   98
     State and Local Taxes - General...........................   99
     Explanation of Fund Distributions.........................   99
     General Information.......................................  100

ORGANIZATION AND CAPITALIZATION................................  100
     General...................................................  100
     Voting Rights.............................................  100




     Shareholder and Trustee Liability.........................  101

OTHER INFORMATION..............................................  101
     Independent Accountants...................................  101
     Legal Counsel.............................................  102
     Share Ownership of the Funds..............................  102
     Code of Ethics............................................  102

FINANCIAL STATEMENTS...........................................  102


         INVESTMENT PRACTICES AND INSTRUMENTS COMMON TO MULTIPLE FUNDS

     The Funds may engage in the following investment practices or invest in the following instruments to the extent permitted in the Prospectus.

REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with member banks of the Federal Reserve System or member firms of the National Association of Securities Dealers, Inc. that meet the repurchase agreement creditworthiness guidelines established by the Trustees. In addition, the Global High Yield Fund may enter into domestic or foreign repurchase agreements with certain sellers deemed to be creditworthy pursuant to guidelines adopted by the Trustees.

     A repurchase agreement, which provides a means for a Fund to earn income on uninvested cash for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases a U.S. government or other high quality short-term debt obligation (the "Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Repurchase agreements with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The custody of the Obligation will be maintained by the Fund's Custodian. The value of the purchased securities, including any accrued interest, will at all times exceed the value of the repurchase agreement. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation subject to the repurchase agreement.

     The income on repurchase agreements may be subject to federal and state income taxes when distributed by a Fund as a dividend to shareholders.

     For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the Obligation, the Fund may be required to return the Obligation to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for the Funds, the Sub-Advisers seek to minimize the risk of loss from repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the Obligation subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the Obligation to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price.

     The Funds may enter into reverse repurchase agreements. A Fund will maintain a segregated account consisting of liquid assets to cover its obligations under reverse repurchase agreements. Each of the Funds will limit its investments in reverse repurchase agreements to no more than 5% of its total assets.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may seek to increase its income by lending portfolio securities. Under guidelines adopted by the Funds' Board, such loans may be made to institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or U.S. government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time generally on less than five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. The Trust, on behalf of certain of the Funds, has entered into an agency agreement with Merrill Lynch Portfolio Services, Inc. which acts as the Funds' agent in making loans of portfolio securities and short-term money market investments of the cash collateral received, under the supervision and control of the Funds' Sub-Advisers.

     As with other extensions of credit there are risks of delay in recovery of, or even loss of rights in, the collateral should the borrower of the securities fail financially or breach its agreement with a Fund. However, the loans would be made only to firms deemed by the Sub-Adviser to be creditworthy and approved by the Board, and when, in the judgment of the Sub-Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. The value of securities loaned will not exceed 33% of the value of the total assets of the lending Fund. In addition, pursuant to guidelines adopted by the Board, each Fund is prohibited from lending more than 5% of its total assets to any one counterparty.

BANK OBLIGATIONS

     Time deposits are nonnegotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation.

     Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

     Investments in the obligations of banks are deemed to be "cash equivalents" if, at the date of investment, the banks have capital surplus and individual profits (as of the date of their most recently published financials) in excess of $100,000,000, or if, with respect to the obligations of other banks and savings and loan associations, such obligations are federally insured.

U.S. GOVERNMENT SECURITIES

     Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association ("FNMA"), by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, and it is not so obligated by law. See "Mortgage-Related and Other Asset-Backed Securities."

DEBT SECURITIES

     Debt securities may have fixed, variable or floating (including inverse floating) rates of interest. To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the NAV of the shares of a Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of a Fund's investments, changes in relative values of the currencies in which a Fund's investments are denominated relative to the U.S. dollar, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

CONVERTIBLE SECURITIES

     The Funds may invest in securities convertible into common stock or the cash value of a single equity security or a basket or index of equity securities. Such investments may be made, for example, if the Sub-Adviser believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for inclusion in the Funds' portfolios include convertible bonds, convertible preferred stocks, warrants or notes or other debt instruments that may be exchanged for cash payable in an amount that is linked to the value of a particular security, basket of securities, index or indices of securities or currencies.

     Convertible securities, until converted, have the same general characteristics as other fixed income securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. By permitting the holder to exchange his investment for common stock or the cash value of a security or a basket or index of securities, convertible securities may also enable the investor to benefit from increases in the market price of the underlying securities. Therefore, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

     As with all fixed income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. The unique feature of the convertible security is that as the market price of the underlying common stock declines, a convertible security tends to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     Holders of fixed income securities (including convertible securities) have a claim on the assets of the issuer prior to the holders of common stock in case of liquidation. However, convertible securities are typically subordinated to similar non-convertible securities of the same issuer.

     Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

     A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or cash or sell it to a third party.

ARBITRAGE

     Each Fund may sell in one market a security which it owns and simultaneously purchase the same security in another market, or it may buy a security in one market and simultaneously sell it in another market, in order to take advantage of differences between the prices of the security in the different markets. Although the Funds do not actively engage in arbitrage, such transactions may be entered into only with respect to debt securities and will occur only in a dealer's market where the buying and selling dealers involved confirm their prices to the Fund at the time of the transaction, thus eliminating any risk to the assets of a Fund.

FOREIGN SECURITIES

     The Funds may invest in U.S. dollar-denominated and non-dollar-denominated foreign debt and equity securities and in certificates of deposit issued by foreign banks and foreign branches of U.S. banks.

     Investors should carefully consider the appropriateness of foreign investing in light of their financial objectives and goals. While foreign markets may present unique investment opportunities, foreign investing involves risks not associated with domestic investing. Securities markets in other countries are not always as efficient as those in the U.S. and are sometimes less liquid and more volatile. Other risks involved in investing in the securities of foreign issuers include differences in accounting, auditing and financial reporting standards; limited publicly available information; the difficulty of assessing economic trends in foreign countries; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); government interference, including government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures; difficulties in invoking legal process abroad and enforcing contractual obligations; political, social or economic instability which could affect U.S. investments in foreign countries; and potential restrictions on the flow of international capital. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Additional costs associated with an investment in foreign securities may include higher transaction, custody and foreign currency conversion costs. In the event of litigation relating to a portfolio investment, the Funds may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies.

     Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Developing countries have economic structures that are less mature. Furthermore, developing countries have less stable political systems and may have high inflation, rapidly changing interest and currency exchange rates, and their securities markets are substantially less developed. The economies of developing countries generally are heavily dependent upon international trade, and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures in the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

FOREIGN CURRENCY TRANSACTIONS

     Many of the foreign securities in which the Funds invest will be denominated in foreign currencies. Changes in foreign exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Funds' assets. However, each Fund may, to the extent it invests in foreign securities, enter into forward foreign currency transactions in order to protect against uncertainty in the level of future foreign currency exchange rates. Each of these Funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase and may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency-denominated portfolio securities due to a decline in the value of the foreign currencies against the U.S. dollar. In addition, a Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are correlated.

     Foreign currency transactions in which the Funds may engage include forward foreign currency contracts, currency exchange transactions on a spot (i.e.,
                                                                      ----
cash) basis, put and call options on foreign currencies and foreign exchange futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

     Normally, consideration of the prospect for currency parities will be incorporated in a longer term investment decision made with regard to overall diversification strategies. However, the Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of a Fund will be served by entering into such a contract. Generally, the Sub-Adviser believes that the best interest of a Fund will be served if a Fund is permitted to enter into forward contracts under specified circumstances. First, when a Fund enters into, or anticipates entering into, a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transaction, a Fund will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received, although a Fund would also forego any gain it might have realized had rates moved in the opposite direction. This technique is sometimes referred to as a "settlement" hedge or "transaction" hedge.

     Second, when the Sub-Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Fund's portfolio securities denominated in such foreign currency. Such a hedge (sometimes referred to as a "position" hedge) will tend to offset both positive and negative currency fluctuations, but will not offset changes in security values caused by other factors. The Fund also may hedge the same position by using another currency (or a basket of currencies) expected to perform in a manner substantially similar to the hedged currency ("proxy hedge"). The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. With respect to positions that constitute "transaction" or "position" hedges (including "proxy" hedges), a Fund will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency (or the related currency, in the case of a "proxy" hedge).

     Finally, a Fund may enter into forward contracts to shift its investment exposure from one currency into another currency that is expected to perform inversely with respect to the hedged currency relative to the U.S. dollar. This type of strategy, sometimes known as a "cross-currency" hedge, will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. "Cross-currency" hedges protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases.

     At the consummation of the forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase at the same maturity date the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency for delivery through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

     A Fund's dealing in forward contracts will be limited to the transactions described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Sub-Adviser. A Fund generally will not enter into a forward contract with a term of greater than one year.

     In cases of transactions which constitute "transaction" hedges, or "position" hedges (including "proxy" hedges) or "cross-currency" hedges that involve purchase and sale of two different foreign currencies directly through the same foreign currency contract, a Fund may deem its forward currency hedge position to be covered by underlying Fund portfolio securities or may establish a Segregated Account with its Custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the subject hedge. The Segregated Account will consist of liquid assets. In the case of "anticipatory" hedges and "cross-currency" hedges that involve the purchase and sale of two different foreign currencies indirectly through separate forward currency contracts, the Fund will establish a Segregated Account with its Custodian as described above. In the event a Fund establishes a Segregated Account, the Fund will mark-to-market the value of the assets in the Segregated Account. If the value of the liquid assets placed in the Segregated Account declines, additional liquid assets will be placed in the account by the Fund on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

     It should be realized that this method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract. The Funds cannot assure that the techniques discussed above will be successful. Successful use of forward contracts depends on the investment manager's skill in analyzing and predicting relative currency values. Forward contracts alter a Fund's exposure to currency exchange rate activity and could result in losses to the Fund if currencies do not perform as investment managers anticipate. A Fund may also incur significant costs when converting assets from one currency to another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases.

     The Sub-Adviser believes active currency management can be employed as an overall portfolio risk management tool. For example, in their view, foreign currency management can provide overall portfolio risk diversification when combined with a portfolio of foreign securities, and the market risks of investing in specific foreign markets can at times be reduced by currency strategies which may not involve the currency in which the foreign security is denominated.

     A Fund's foreign currency transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.

FOREIGN INDEX-LINKED INSTRUMENTS

     As part of its investment program, and to maintain greater flexibility, the Global High Yield Bond Fund may, subject to compliance with each Fund's limitations applicable to its investment in debt securities, invest in instruments issued by the U.S. or a foreign government or by private issuers that return principal and/or pay interest to investors in amounts which are linked to the level of a particular foreign index ("foreign index-linked instruments"). Foreign index-linked instruments have the investment characteristics of particular securities, securities indexes, futures contracts or currencies. Such instruments may take a variety of forms, such as debt instruments with interest or principal payments determined by reference to the value of a currency or commodity at a future point in time.

     A foreign index may be based upon the exchange rate of a particular currency or currencies or the differential between two currencies, or the level of interest rates in a particular country or countries, or the differential in interest rates between particular countries. In the case of foreign index-linked instruments linking the interest component to a foreign index, the amount of interest payable will adjust periodically in response to changes in the level of the foreign index during the term of the foreign index-linked instrument.

BRADY BONDS

     The Global High Yield Fund may invest a portion of its assets in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (primarily the U.S. dollar). Brady bonds are not considered U.S. government securities.

     U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

     Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

FLOATING AND VARIABLE RATE SECURITIES

     Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

     The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well.

     The interest rate on a leveraged inverse floating rate debt instrument ("inverse floater") resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. Certain inverse floaters may be deemed to be illiquid securities for purposes of the Funds' limitations on investments in such securities.

ZERO COUPON BONDS

     The Funds may purchase zero coupon bonds, which are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting market rate at the time of issuance. Because interest on zero coupon bonds is not distributed on a current basis but is, in effect, compounded, zero coupon bonds tend to be subject to greater market risk than interest paying securities of similar maturities. The discount represents income, a portion of which the Funds must accrue and distribute every year even though a Fund receives no payment on the investment in that year. Zero coupon bonds tend to be more volatile than conventional debt securities.

WHEN-ISSUED SECURITIES

     The Funds may from time to time purchase securities on a "when-issued" basis. Debt securities, including municipal bonds, are often issued in this manner. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery of and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase (60 days for municipal bonds and notes). During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, that Fund would earn no income; however, it is the Trust's intention that each Fund will be fully invested to the extent practicable and subject to the policies stated herein. Although when-issued securities may be sold prior to the settlement date, the Trust intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons.

     At the time the Trust makes the commitment on behalf of a Fund to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued security may be more or less than the purchase price payable at the settlement date. The Trustees do not believe that a Fund's net asset value or income will be exposed to additional risk by the purchase of securities on a when-issued basis. Each Fund will establish a segregated account in which it will maintain liquid assets at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     The Funds may buy Mortgage-related securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans or leases, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities"). The Funds, to the extent permitted in the Prospectus, may also invest in debt securities which are secured with collateral consisting of mortgage-related securities (see "Collateralized Mortgage Obligations"), and in other types of mortgage-related securities. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of a mortgage-related security with prepayment features may not increase as much as other fixed-income securities.

     MORTGAGE PASS-THROUGH SECURITIES  Interests in pools of mortgage-related
     --------------------------------
securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, mortgage pass-through securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Some mortgage pass-through certificates may include securities backed by adjustable-rate mortgages which bear interest at a rate that will be adjusted periodically.

     Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

     Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations).

     The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly owned U.S. government corporation within the U.S. Department of Housing and Urban Development ("HUD"). GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development and acts as a government instrumentality under authority granted by Congress. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government. FNMA is authorized to borrow from the U.S. Treasury to meet its obligations.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation and acts as a government instrumentality under authority granted by Congress. FHLMC was formerly owned by the twelve Federal Home Loan Banks and is now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCS") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and collection of principal, but PCS are not backed by the full faith and credit of the U.S. government.

     If either fixed or variable rate pass-through securities issued by the U.S. government or its agencies or instrumentalities are developed in the future, the Funds reserve the right to invest in them.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.
Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Funds' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Funds' quality standards.

     PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES  The mortgage-related
     --------------------------------------------
securities in which the Funds may invest may be: (i) privately issued securities which are collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government; (ii) privately issued securities which are collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; and (iii) other privately issued securities in which the proceeds of the issuance are invested in mortgage-backed securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

     Although the market for privately issued mortgage-related securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. No Fund will purchase mortgage-related securities or any other assets which in the Sub-Advisers' opinion are illiquid if, as a result, more than 15% of the value of the Fund's total assets will be illiquid.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)  A CMO is a hybrid between a
     ------------------------------------------
mortgage-backed bond and a mortgage pass-through security. Interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs are structured into multiple classes, each bearing a different stated maturity - actual maturing and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying
                                           --------
pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond Offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     The eligible Funds will not invest in any privately issued CMOs that do not meet the requirements of Rule 3a-7 under the 1940 Act if, as a result of such investment, more than 5% of a Fund's net assets would be invested in any one CMO, more than 10% of the Fund's net assets would be invested in CMOs and other investment company securities in the aggregate, or the Fund would hold more than 3% of any outstanding issue of CMOs.

     FHLMC COLLATERALIZED MORTGAGE OBLIGATIONS  FHLMC CMOs are  debt obligations
     -----------------------------------------
of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCS, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     OTHER MORTGAGE-RELATED SECURITIES  Other mortgage-related securities
     ---------------------------------
include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     CMO RESIDUALS  CMO residuals are derivative mortgage securities issued by
     -------------
agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a portfolio may fail to recoup fully its initial investment in a CMO residual.

     CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and, accordingly, CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     Under certain circumstances, a Fund's investment in residual interests in "real estate mortgage investment conduits" ("REMICs") may cause shareholders of that Fund to be deemed to have taxable income in addition to their Fund dividends and distributions and such income may not be eligible to be reduced for tax purposes by certain deductible amounts, including net operating loss deductions. In addition, in some cases, the Fund may be required to pay taxes on certain amounts deemed to be earned from a REMIC residual. Prospective investors may wish to consult their tax advisors regarding REMIC residual investments by a Fund.

     CMOs and REMICs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. In addition, CMOs and REMICs typically will be issued in a variety of classes or series, which have different maturities and are retired in sequence. Privately issued CMOs and REMICs are not government securities nor are they supported in any way by any governmental agency or instrumentality. In the event of a default by an issuer of a CMO or a REMIC, there is no assurance that the collateral securing such CMO or REMIC will be sufficient to pay principal and interest. It is possible that there will be limited opportunities for trading CMOs and REMICs in the over-the-counter market, the depth and liquidity of which will vary from time to time. Holders of "residual" interests in REMICs (including the Fund) could be required to recognize potential phantom income, as could shareholders (including unrelated business taxable income for tax-exempt shareholders) of funds that hold such interests. The Fund will consider this rule in determining whether to invest in residual interests.

     STRIPPED MORTGAGE-BACKED SECURITIES  Stripped mortgage-backed securities
     -----------------------------------
("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

     Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

     RISKS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES  The value of some
     ------------------------------------------------
mortgage-backed securities in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of an Sub-Adviser to forecast interest rates and other economic factors correctly. If a Sub-Adviser incorrectly forecasts such factors and has taken a position in mortgage-backed securities that is or becomes contrary to prevailing market trends, the Funds could be exposed to the risk of a loss.

     Investment in mortgage-backed securities poses several risks, including prepayment, market, and credit risk. Prepayment risk reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions.

     Market risk reflects the chance that the price of the security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and a Fund invested in such securities and wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold.

     Credit risk reflects the chance that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions.

     OTHER ASSET-BACKED SECURITIES  Several types of asset-backed securities
     -----------------------------
have already been offered to investors, including CARS/SM/ ("Certificates for Automobile Receivables/SM/"). CARS/SM/ represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS/SM/ are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS/SM/ may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

     The Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Consistent with its investment objectives and policies, a Fund also may invest in other types of asset-backed securities.

SHORT SALES AGAINST THE BOX

     A short sale is a transaction in which a Fund sells through a broker a security it does not own in anticipation of a possible decline in market price. A short sale "against the box" is a short sale in which, at the time of the short sale, a Fund owns or has the right to obtain securities equivalent in kind and amount. Each of the Funds will only enter into short sales against the box. A Fund may enter into a short sale against the box among other reasons, to hedge against a possible market decline in the value of the security owned by the Fund. If the value of a security sold short against the box increases, the Fund would suffer a loss when it purchases or delivers to the selling broker the security sold short. The proceeds of the short sale are retained by the broker pursuant to applicable margin rules. In addition, the Fund may segregate assets, equal in value to 50% of the value of the short sale, in a special account with the Fund's custodian. The segregated assets are pledged to the broker pursuant to applicable margin rules. If a broker with which the Fund has open short sales, were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. The Funds will only enter into short sales against the box with brokers the Sub-Advisers believe are creditworthy. Short sales against the box will be limited to no more than 25% of a Fund's total assets.

OPTIONS ON SECURITIES

     WRITING CALL OPTIONS  Any Fund may sell ("write") covered call options on
     --------------------
the portfolio securities of such Fund in an attempt to enhance investment performance. A call option sold by a Fund is a short-term contract, having a duration of nine months or less, which gives the purchaser of the option the right to buy, and imposes on the writer of the option--in return for a premium received--the obligation to sell, the underlying security at the exercise price upon the exercise of the option at any time prior to the expiration date, regardless of the market price of the security during the option period. A call option may be covered by, among other things, the writer owning the underlying security throughout the option period, or by holding, on a share-for-share basis, a call on the same security as the call written, where the exercise price of the call held is equal to or less than the price of the call written, or greater than the exercise price of a call written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

     A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums. In return for the premium income, the Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit. Moreover, in writing the call option, the Fund will retain the risk of loss should the price of the security decline, which loss the premium is intended to offset in whole or in part. A Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligations as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price. Covered call options and the securities underlying such options will be listed on national securities exchanges, except for certain transactions in options on debt securities and foreign securities.

     During the option period, the covered call writer has, in return for the premium received on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.

     A Fund may protect itself from further losses due to a decline in value of the underlying security or from the loss of ability to profit from appreciation by buying an identical option, in which case the purchase cost may offset the premium. In order to do this, the Fund makes a "closing purchase transaction"-- the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written on any particular security. The Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option in a closing transaction is less or more than the amount received from the sale of the covered call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. When a security is to be sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing covered call option on that security.

     A closing purchase transaction may be made only on a national or foreign securities exchange (an "Exchange") which provides a secondary market for an option with the same exercise price and expiration date, except as discussed below. There is no assurance that a liquid secondary market on an Exchange or otherwise will exist for any particular option, or at any particular time, and for some options no secondary market on an Exchange or otherwise may exist. If the Fund is unable to effect a closing purchase transaction involving an exchange-traded option, the Fund will not sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise. A closing purchase transaction for an over-the-counter option may be made only with the other party to the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or purchase the underlying securities at the exercise price.

     Each Fund pays brokerage commissions and dealer spreads in connection with writing covered call options and effecting closing purchase transactions, as well as for purchases and sales of underlying securities. The writing of covered call options could result in significant increases in a Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Sub-Advisers, engage without limitation in the writing of options on U.S. government securities. Subject to the limitation that all call and put option writing transactions be covered, and limitations imposed on regulated investment companies under federal tax law, the Global High Yield Fund may, to the extent determined appropriate by the Sub-Adviser, engage without limitation in the writing of options on their portfolio securities.

     WRITING PUT OPTIONS  Each Fund may also write covered put options.  Put
     -------------------
options written by a Fund are agreements by a Fund, for a premium received by the Fund, to purchase specified securities at a specified price if the option is exercised during the option period. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian. A put option is also "covered" if the Fund holds on a share-for-share basis a put on the same security as the put written, where the exercise price of the put held is equal to or greater than the exercise price of the put written, or less than the exercise price of the put written if the difference is maintained by the Fund in liquid assets in a segregated account with its custodian.

     The premium which the Funds receive from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

     A covered put writer assumes the risk that the market price for the underlying security will fall below the exercise price, in which case the writer could be required to purchase the security at a higher price than the then-current market price of the security. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

     The Funds may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised. The Funds also may effect a closing purchase transaction, in the case of a put option, to permit the Funds to maintain their holdings of the deposited U.S. Treasury obligations, to write another put option to the extent that the exercise price thereof is secured by the deposited U.S. Treasury obligations, or to utilize the proceeds from the sale of such obligations to make other investments.

     If a Fund is able to enter into a closing purchase transaction, the Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option respectively. After writing a put option, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option.

     In addition, the Funds may also write straddles (combinations of covered puts and calls on the same underlying security). The extent to which the Funds may write covered put and call options and enter into so-called "straddle" transactions involving put or call options may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company and the Trust's intention that each Fund qualify as such. Subject to the limitation that all call and put option writing transactions be covered, the Funds may, to the extent determined appropriate by the Sub-Advisers, engage without limitation in the writing of options on U.S. government securities.

     PURCHASING OPTIONS  Each Fund may purchase put or call options which are
     ------------------
traded on an Exchange or in the over-the-counter market. Options traded in the over-the-counter market may not be as actively traded as those listed on an Exchange. Accordingly, it may be more difficult to value such options and to be assured that they can be closed out at any time. The Funds will engage in such transactions only with firms the Sub-Advisers deem to be of sufficient creditworthiness so as to minimize these risks.

     The Funds may purchase put options on securities to protect their holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate with one another. A Fund would buy a put option in anticipation of a decline in the market value of such securities. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security at a specified price upon exercise of the option during the option period. The purchase of put options on securities held in the portfolio or related to such securities will enable a Fund to preserve, at least partially, unrealized gains occurring prior to the purchase of the option on a portfolio security without actually selling the security. In addition, the Fund will continue to receive interest or dividend income on the security. The put options purchased by the Fund may include, but are not limited to, "protective puts" in which the security to be sold is identical or substantially identical to a security already held by the Fund or to a security which the Fund has the right to purchase. The Fund would ordinarily recognize a gain if the value of the securities decreased during the option period below the exercise price sufficiently to cover the premium. The Fund would recognize a loss if the value of the securities remained above the difference between the exercise price and the premium.

     The Funds may also purchase call options on securities the Funds intend to purchase to protect against substantial increases in prices of such securities pending their ability to invest in an orderly manner in such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium and the exercise price during the option period. In order to terminate an option position, the Funds may sell put or call options identical to those previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option when it was purchased.

     MARRIED PUTS  Each Fund may engage in a strategy known as "married puts."
     ------------
This strategy is most typically used when the Fund owns a particular common stock or security convertible into common stock and wishes to effect a short sale against the box (see "Short Sales Against the Box") but for various reasons
                      ---
is unable to do so. The Fund may then enter into a series of stock and related option transactions to achieve the economic equivalent of a short sale against the box. To implement this trading strategy, the Fund will simultaneously execute with the same broker a purchase of shares of the common stock and an "in the money" over-the-counter put option to sell the common stock to the broker and generally will write an over-the-counter "out of the money" call option in the same stock with the same exercise price as the put option. The options are linked and may not be exercised, transferred or terminated independently of the other.

     Holding the put option places the Fund in a position to profit on the decline in price of the security just as it would by effecting a short sale and to, thereby, hedge against possible losses in the value of a security or convertible security held by the Fund. The writer of the put option may require that the Fund write a call option, which would enable the broker to profit in the event the price of the stock rises above the exercise price of the call option (see "Writing Call Options" above). In the event the stock price were to
        ---
increase above the strike or exercise price of the option, the Fund would suffer a loss unless it first terminated the call by exercising the put.

     SPECIAL RISKS ASSOCIATED WITH OPTIONS ON SECURITIES  Exchange markets in
     ---------------------------------------------------
U.S. government securities options are a relatively new and untested concept, and it is impossible to predict the amount of trading interest that may exist in such options. The same types of risk apply to over-the-counter trading in options. There can be no assurance that viable markets will develop or continue in the United States or abroad.

     A Fund's purpose in selling covered options is to realize greater income than would be realized on portfolio securities transactions alone. A Fund may forego the benefits of appreciation on securities sold pursuant to call options, or pay a higher price for securities acquired pursuant to put options written by the Fund. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price, or, in the case of a call, remains less than or equal to the exercise price, the Fund will not be able to exercise profitably the option and will lose its entire investment in the option. Also, the price of a put or call option purchased to hedge against price movements in a related security may move more or less than the price of the related security.

     The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. The Fund would have a loss if the value of the securities remained below the sum of the premium paid and the exercise price during the option period. The ability of a Fund to successfully utilize options may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

OPTIONS ON FOREIGN CURRENCIES

     Each Fund may, to the extent that it invests in foreign securities, purchase and write options on foreign currencies for hedging purposes in a manner similar to that of the Fund's transactions in currency futures contracts or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such declines in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, that Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency, resulting in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

     Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency does increase, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency, resulting in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit a Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

     A Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipates a decline in the dollar value of foreign currency-denominated securities due to declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received by the Fund.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency. If rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. As in the case of other types of options transactions, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, a Fund also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

     A call option written on foreign currency by a Fund is "covered" if that Fund owns the underlying foreign currency subject to the call or securities denominated in that currency or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
(b) is greater than the exercise price of the call written if the amount of the difference is maintained by a Fund in liquid assets in a segregated account with its custodian.

     As with other kinds of options transactions, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received and a Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations, although, in the event of rate movements adverse to a Fund's position, a Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on U.S. and foreign exchanges or over-the-counter.

     A Fund also may use foreign currency options to protect against potential losses in positions denominated in one foreign currency against another foreign currency in which the Fund's assets are or may be denominated. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

     Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchanged-traded options. Foreign currency exchange-traded options generally settle in cash, whereas options traded over-the-counter may settle in cash or result in delivery of the underlying currency upon exercise of the option.

SECURITIES INDEX OPTIONS

     The Funds may purchase call and put options on securities indexes for the purpose of hedging against the risk of unfavorable price movements which may adversely affect the value of a Fund's securities.

     Unlike a securities option, which gives the holder the right to purchase or sell specified securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the value of the underlying securities index on the exercise date and the exercise price of the option, multiplied by (ii) a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

     A securities index fluctuates with changes in the market values of the securities included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Composite Price Index or the N.Y.S.E. Composite Index, or a narrower market index such as the S&P 100 Index. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange, and American Stock Exchange.

     The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the securities represented in the securities indexes on which options are based. In addition, the purchase of securities index options involves essentially the same risks as the purchase of options on futures contracts. The principal risk is that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based. Gains or losses on a Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Fund. In this respect, purchasing a securities index put (or call) option is analogous to the purchase of a put (or call) on a securities index futures contract.

     A Fund may sell securities index options prior to expiration in order to close out its positions in securities index options which it has purchased. A Fund may also allow options to expire unexercised.

FUTURES TRANSACTIONS

     The Equity Income Fund and Global High Yield Fund may purchase and sell futures contracts on debt securities and on indexes of debt securities in order to attempt to protect against the effects of adverse changes in interest rates, to lengthen or shorten the average maturity or duration of a Fund's portfolio and for other appropriate risk management purposes. For example, a Fund may purchase futures contracts as a substitute for the purchase of longer-term debt securities to lengthen the average duration of a Fund's portfolio of fixed-income securities. Such futures contracts would obligate the Fund to make or take delivery of certain debt securities or an amount of cash upon expiration of the futures contract, although most futures positions typically are closed out through an offsetting transaction prior to expiration. Each Fund may purchase and sell stock index futures to hedge the equity portion of those Funds' securities portfolios with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). The Funds may also purchase and sell other futures when deemed appropriate, in order to hedge the equity or non-equity portions of their portfolios. In addition, each Fund may, to the extent it invests in foreign securities, enter into contracts for the future delivery of foreign currencies to hedge against changes in currency exchange rates. Each of the Funds may also purchase and write put and call options on futures contracts of the type into which such Fund is authorized to enter and may engage in related closing transactions. In the United States, all such futures on debt securities, debt index futures, stock index futures, foreign currency futures and related options will be traded on exchanges that are regulated by the Commodity Futures Trading Commission ("CFTC"). Subject to applicable CFTC rules, the Funds also may enter into futures contracts traded on foreign futures exchanges.

     A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts), for a set price at a future date. When interest rates are changing and portfolio values are falling, futures contracts can offset a decline in the value of a Fund's current portfolio securities. When interest rates are changing and portfolio values are rising, the purchase of futures contracts can secure better effective rates or purchase prices for the Fund than might later be available in the market when the Fund makes anticipated purchases. In the United States, futures contracts are traded on boards of trade which have been designated "contract markets" by the CFTC. Currently, there are futures contracts based on a variety of instruments, indexes and currencies, including long-term U.S. Treasury bonds, Treasury notes, GNMA certificates, three-month U.S. Treasury bills, three-month domestic bank certificates of deposit, a municipal bond index and various stock indexes.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Positions taken in the futures markets are not normally held until delivery or final cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities or currencies whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     FUTURES ON DEBT SECURITIES  A futures contract on a debt security is a
     --------------------------
binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities--assuming a "long" position--a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed-upon price. By selling futures on debt securities--assuming a "short" position--it will legally obligate itself to make the future delivery of the security against payment of the agreed-upon price. Open futures positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Sub-Advisers to reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees.

     Hedging by use of futures on debt securities seeks to establish, more certainly than would otherwise be possible, the effective rate of return on portfolio securities. A Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

     On other occasions, a Fund may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Fund intends to purchase particular securities and it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities will be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase. A Fund may also purchase futures contracts as a substitute for the purchase of longer-term securities to lengthen the average duration of the Fund's portfolio.

     The Fund could accomplish similar results by selling securities with long maturities and investing in securities with short maturities when interest rates are expected to increase or by buying securities with long maturities and selling securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.


     SECURITIES INDEX FUTURES  A securities index futures contract does not
     ------------------------
require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the contract is based. A stock index is designed to reflect overall price trends in the market for equity securities.

     Stock index futures may be used to hedge the equity portion of a Fund's securities portfolio with regard to market (systematic) risk, as distinguished from stock-specific risk. The Funds may enter into stock index futures to the extent that they have equity securities in their portfolios. Similarly, the Funds may enter into futures on debt securities indexes (including the municipal bond index) to the extent they have debt securities in their portfolios. By establishing an appropriate "short" position in securities index futures, a Fund may seek to protect the value of its portfolio against an overall decline in the market for securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio securities, than would otherwise be the case. A Fund may also purchase futures on debt securities or indexes as a substitute for the purchase of longer-term debt securities to lengthen the average duration of the Fund's debt portfolio.

     The Funds do not intend to use U.S. stock index futures to hedge positions in securities of non-U.S. companies.

     CURRENCY FUTURES  A sale of a currency futures contract creates an
     ----------------
obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. A Fund may sell a currency futures contract, if the Sub-Adviser anticipates that exchange rates for a particular currency will fall, as a hedge against a decline in the value of the Fund's securities denominated in such currency. If the Sub-Adviser anticipates that exchange rates will rise, the Fund may purchase a currency futures contract to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, the Fund purchases a currency futures contract for the same aggregate amount of currency and delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Fund, the Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     A risk in employing currency futures contracts to protect against the price volatility of portfolio securities denominated in a particular currency is that changes in currency exchange rates or in the value of the futures position may correlate imperfectly with changes in the cash prices of a Fund's securities. The degree of correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that the Sub-Adviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place.

     OPTIONS ON FUTURES  For bona fide hedging and other appropriate risk
     ------------------
management purposes, the Funds also may purchase and write call and put options on futures contracts which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading, or, subject to applicable CFTC rules, on foreign exchanges. It is the current policy of the Trust that the Funds will purchase or write only options on futures contracts that are traded on a U.S. or foreign exchange or board of trade. The Funds also may engage in related closing transactions with respect to options on futures.
A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

     Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When an entity exercises an option and assumes a "long" futures position, in the case of a "call," or a "short" futures position, in the case of a "put," its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the writer or holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

     Options on futures contracts can be used by a Fund to hedge substantially the same risks and for the same duration and risk management purposes as might be addressed or served by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

     The purchase of put options on futures contracts is a means of hedging a Fund's portfolio against the risk of rising interest rates, declining securities prices or declining exchange rates for a particular currency. The purchase of a call option on a futures contract represents a means of hedging against a market advance affecting securities prices or currency exchange rates when the Fund is not fully invested or of lengthening the average maturity or duration of a Fund's portfolio. Depending on the pricing of the option compared to either the futures contract upon which it is based or upon the price of the underlying securities or currencies, it may or may not be less risky than ownership of the futures contract or underlying securities or currencies.

     In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities or the currencies in which such securities are denominated that would have been more completely offset if the hedge had been effected through the use of futures.

     If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or the currencies in which such securities are denominated.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities or the currencies in which such securities are denominated. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities or the currencies in which such securities are denominated.

     The writing of a put option on a futures contract is analogous to the purchase of a futures contract. For example, if the Fund writes a put option on a futures contract on debt securities related to securities that the Fund expects to acquire and the market price of such securities increases, the net cost to a Fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the Fund's purchase price upon exercise may be greater than the price at which the debt securities might be purchased in the securities market.

     While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. The Funds will not purchase or write options on futures contracts unless the market for such options has sufficient liquidity such that the risks associated with such options transactions are not at unacceptable levels.

     LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON
     --------------------------------------------------------------------
FUTURES CONTRACTS  In general, the Funds will engage in transactions in futures
-----------------
contracts and related options only for bona fide hedging and other appropriate risk management purposes, and not for speculation. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price.
A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) liquid assets that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See "Tax Status."

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS  There are several risks
     -------------------------------------------------
associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund's securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. It is also possible that, when a Fund has sold stock index futures to hedge its portfolio against a decline in the market, the market may advance while the value of the particular securities held in the Fund's portfolio may decline. If this occurred, the Fund would incur a loss on the futures contracts and also experience a decline in the value of its portfolio securities.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid market in the options. It is not certain that such a market will develop. Although the Funds generally will purchase only those options and futures contracts for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or futures contract at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that a Fund would have to exercise options it has purchased in order to realize any profit and would be less able to limit its exposure to losses on options it has written.

     Many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist. If the price of a futures contract changes more than the price of the securities or currencies, the Fund will experience either a loss or a gain on the futures contracts which will not be completely offset by changes in the price of the securities or currencies which are the subject of the hedge. In addition, it is not possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

SWAP AGREEMENTS

     The Funds may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or for other portfolio management purposes. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular
                   ----
dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of liquid assets to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Sub-Adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the

Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

     This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989 which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (1) have individually tailored terms, (2) lack exchange-style offset and the use of a clearing organization or margin system, (3) are undertaken in conjunction with a line of business, and (4) are not marketed to the public.

LOAN PARTICIPATION INTERESTS

     A Fund's investment in loan participation interests may take the form of participation interests in, assignments or novations of a corporate loan ("Participation Interests"). The

Participation Interests may be acquired from an agent bank, co-lenders or other holders of Participation Interests ("Participants"). In a novation, a Fund would assume all of the rights of the lender in a corporate loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. As an alternative, a Fund may purchase an assignment of all or a portion of a lender's interest in a corporate loan, in which case, a Fund may be required generally to rely on the assigning lender to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such lender's rights in the corporate loan. A Fund also may purchase a Participation Interest in a portion of the rights of a lender in a corporate loan. In such a case, a Fund will be entitled to receive payments of principal, interest and fees, if any, but generally will not be entitled to enforce its rights directly against the agent bank or the borrower; rather a Fund must rely on the lending institution for that purpose. A Fund will not act as an agent bank, a guarantor or sole negotiator of a structure with respect to a corporate loan.

     In a typical corporate loan involving the sale of Participation Interests, the agent bank administers the terms of the corporate loan agreement and is responsible for the collection of principal and interest and fee payments to the credit of all lenders which are parties to the corporate loan agreement. The agent bank in such cases will be qualified under the 1940 Act to serve as a custodian for a registered investment company such as the Trust. A Fund generally will rely on the agent bank or an intermediate Participant to collect its portion of the payments on the corporate loan. The agent bank monitors the value of the collateral and, if the value of the collateral declines, may take certain action, including accelerating the corporate loan, giving the borrower an opportunity to provide additional collateral or seeking other protection for the benefit of the Participants in the corporate loan, depending on the terms of the corporate loan agreement. Furthermore, unless under the terms of a participation agreement a Fund has direct recourse against the borrower (which is unlikely), a Fund will rely on the agent bank to use appropriate creditor remedies against the borrower. The agent bank also is responsible for monitoring compliance with covenants contained in the corporate loan agreement and for notifying holders of corporate loans of any failures of compliance. Typically, under corporate loan agreements, the agent bank is given broad discretion in enforcing the corporate loan agreement, and is obligated to use only the same care it would use in the management of its own property. For these services, the borrower compensates the agent bank. Such compensation may include special fees paid on structuring and funding the corporate loan and other fees paid on a continuing basis.

     A financial institution's employment as an agent bank may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank regulatory authority or becomes a debtor in a bankruptcy proceeding. A successor agent bank generally will be appointed to replace the terminated bank, and assets held by the agent bank under the corporate loan agreement should remain available to holders of corporate loans. If, however, assets held by the agent bank for the benefit of a Fund were determined by an appropriate regulatory authority or court to be subject to the claims of the agent bank's general or secured creditors, a Fund might incur certain costs and delays in realizing payment on a corporate loan, or suffer a loss of principal and/or interest. In situations involving intermediate Participants similar risks may arise.

     When a Fund acts as co-lender in connection with a participation interest or when a Fund acquires a participation interest the terms of which provide that a Fund will be in privity of contract with the corporate borrower, a Fund will have direct recourse against the borrower in the event the borrower fails to pay scheduled principal and interest. In all other cases, a Fund will look to the agent bank to enforce appropriate credit remedies against the borrower. In acquiring participation interests a Fund will conduct analysis and evaluation of the financial condition of each such co-lender and participant to ensure that the participation interest meets a Fund's qualitative standards. There is a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in a Fund disposing of such securities at a substantial discount from face value or holding such security until maturity. When a Fund is required to rely upon a lending institution to pay the Fund principal, interest, and other amounts received by the lending institution for the loan participation, the Fund will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification and concentration of the Fund's portfolio. The Funds consider loan participation interests not subject to puts to be illiquid.

RISKS ASSOCIATED WITH DEBT SECURITIES

     To the extent that a Fund invests in debt securities, it will be subject to certain risks. The value of the debt securities held by a Fund, and thus the net asset value of the shares of beneficial interest of the Fund, generally will fluctuate depending on a number of factors, including, among others, changes in the perceived creditworthiness of the issuers of those securities, movements in interest rates, the average maturity of the Fund's investments, changes in the relative values of the currencies in which the Fund's investments are denominated relative to the U.S. dollar, and the extent to which the Fund hedges its interest rate, credit and currency exchange rate risks. Generally, a rise in interest rates will reduce the value of fixed income securities held by a Fund, and a decline in interest rates will increase the value of fixed income securities held by a Fund.

     When and if available, debt securities may be purchased at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time, the Funds may purchase securities not paying interest or dividends at the time acquired if, in the opinion of the Sub-Adviser, such securities have the potential for future income (or capital appreciation, if any).

     Since shares of the Funds represent an investment in securities with fluctuating market prices, the value of shares of each Fund will vary as the aggregate value of the Funds' portfolio securities increases or decreases. Moreover, the value of the debt securities that each Fund purchases may fluctuate more than the value of higher rated debt securities. These lower rated fixed income securities generally tend to reflect short-term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Changes in the value of securities subsequent to their acquisition will not affect cash income or yields to maturity to the Funds but will be reflected in the net asset value of the Funds' shares.

RISKS OF INVESTING IN HIGH YIELD SECURITIES ("JUNK BONDS")

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.

     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

     Legislation designed to limit the use of high yield bonds in corporate transactions may have a material adverse effect on a Fund's net asset value and investment practices. In addition, there may be special tax considerations associated with investing in high yield bonds structured as zero coupon or payment-in-kind securities. A Fund records the interest on these securities annually as income even though it receives no cash interest until the security's maturity or payment date. Also, distributions on account of such interest generally will be taxable to shareholders even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may have to sell some of its assets to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

     Corporate debt securities may bear fixed, contingent, or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).

                      FUNDAMENTAL INVESTMENT RESTRICTIONS

     The following restrictions may not be changed with respect to any Fund without the approval of the majority of the outstanding voting securities of that Fund (as defined under the 1940 Act). Investment restrictions that appear below or elsewhere in this Statement of Additional Information that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund.

     The Trust may not, on behalf of any Fund:

     (1) Act as an underwriter of securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, as amended, in the disposition of portfolio securities;

     (2) Issue senior securities, except to the extent permitted under the Investment Company Act of 1940;

     (3) With respect to 75% of each Fund's (except Global High Yield Fund) total assets invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer, except U.S. government securities, or purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund;

     (4) Borrow money except from banks on a temporary basis for extraordinary or emergency purposes, including the meeting of redemption requests, or by engaging in reverse repurchase agreements or comparable portfolio transactions provided that these Funds maintain asset coverage of at least 300% for all such borrowings, and no purchases of securities will be made while such borrowings exceed 5% of the value of the Fund's total assets.

     (5) Purchase securities if such purchase would cause 25% or more in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in U.S. government securities or investments in repurchase agreements with respect thereto (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas or electric utilities, and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents) except that at such time that the 1940 Act is amended to permit a registered investment company to elect to be "periodically industry concentrated" (i.e., a fund that does not concentrate its investments in a particular industry would be permitted, but not required, to invest 25% or more of its total assets in a particular industry) the Funds elect to be so classified and the foregoing limitation shall no longer apply with respect to the Funds;

     (6) Purchase or sell real estate (excluding securities secured by real estate or interests therein or issued by companies that invest in or deal in real estate) or, commodities and commodity contracts. The Trust reserves the freedom of action to hold and to sell real estate acquired for any Fund as a result of the ownership of securities. Purchases and sales of foreign currencies on a spot basis and forward foreign currency exchange contracts, options on currency, futures contracts on currencies or securities indices and options on such futures contracts are not deemed to be an investment in a prohibited commodity or commodity contract for the purpose of this restriction; or

     (7) Make loans to other persons, except loans of portfolio securities. The purchase of debt obligations and the entry into repurchase agreements in accordance with a Fund's investment objectives and policies are not deemed to be loans for this purpose.

                    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     In addition to the Trust's fundamental investment restrictions, the Trustees of the Trust have voluntarily adopted certain policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that the following additional investment restrictions may be changed or amended by action of the Trustees without requiring prior notice to or approval of shareholders.


          (a) As an operating policy, a Fund may not sell securities short, except for covered short sales or unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures and forward contracts are deemed not to constitute short sales of securities.

          (b) As an operating policy, a Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute the purchase of securities on margin.

          (c) As an operating policy, a Fund may not invest in securities which are not readily marketable, or the disposition of which is restricted under federal securities laws (collectively, "illiquid securities"), other than Rule 144A securities and Section 4(2) commercial paper determined to be liquid pursuant to guidelines adopted by the Trust's Board of Trustees if, as a result, more than 15% of the Fund's net assets would be invested in illiquid securities. A Fund may not invest more than 15% of its net assets in repurchase agreements providing for settlement in more than seven days, or in other instruments which for regulatory purposes or in the Sub-Adviser's opinion may be deemed to be illiquid, such as a certain portion of options traded in the over-the-counter market, and securities being used to cover options a Fund has written.

          (d) As an operating policy, a Fund may not purchase the securities of other investment companies except to the permitted by the 1940 Act in connection with a merger, consolidation, acquisition, or reorganization.

     "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value.

     The Trustees have the ultimate responsibility for determining whether specific securities are liquid or illiquid. The Trustees have delegated the function of making day-to-day determinations of liquidity to the Sub-Advisers, pursuant to guidelines approved by the Trustees.

     Each Sub-Adviser takes into account a number of factors in determining whether a Rule 144A security being considered for purchase by a Fund is liquid, including at least the following:

          (i) the frequency and size of trades and quotes for the Rule 144A security relative to the size of the Fund's holding;

          (ii) the number of dealers willing to purchase or sell the Rule 144A security and the number of other potential purchasers;

          (iii) dealer undertakings to make a market in the Rule 144A security; and

          (iv) the nature of the Rule 144A security and the nature of the market for the Rule 144A security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

     To make the determination that an issue of 4(2) commercial paper is liquid, a Sub-Adviser must conclude that the following conditions have been met:

                (a) the 4(2) commercial paper is not traded flat or in default as to principal or interest;

                (b) the 4(2) commercial paper is rated:

          (i) in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"); or

          (ii) if only one NRSRO rates the security, the 4(2) commercial paper is rated in one of the two highest rating categories by that NRSRO; or

          (iii) if the security is unrated, the Sub-Adviser has determined that the security is of equivalent quality based on factors commonly used by rating agencies; and

                (c) there is a viable trading market for the specific security, taking into account all relevant factors (e.g., whether the security is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in the security, the size of trades relative to the size of the Fund's holding or whether the 4(2) commercial paper is administered by a direct issuer pursuant to a direct placement program).

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             TRUSTEES AND OFFICERS

     Information pertaining to the Trustees and officers of the Trust is set forth below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE        POSITION(S) WITH TRUST              DURING PAST 5 YEARS
---------------------------  ----------------------  --------------------------------------------
Donald K. Ross*              Chairman and Trustee    Retired Chairman and Chief Executive
953 Cherokee Lane                                    Officer, New York Life Insurance Company;
Franklin Lakes, NJ  07417                            Director, New York Life Insurance
Age:  72                                             Company, 1978 to 1996; President, New
                                                     York Life Insurance Company, 1986 to
                                                     1990; Chairman of the Board, New York
                                                     Life Insurance Company, 1981 to 1990;
                                                     Chief Executive Officer, New York Life
                                                     Insurance Company, 1981 to 1990; Director,
                                                     MacKay-Shields Financial Corporation,
                                                     1984 to present; and Trustee, Consolidated
                                                     Edison Company of New York, Inc., 1976 to
                                                     present.

Stephen C. Roussin*          President, Chief        Director and Chairperson, MainStay
51 Madison Avenue            Executive Officer and   Institutional Funds, Inc., 1997 to present;
New York, NY  10010          Trustee                 Senior Vice President, New York Life
Age: 34                                              Insurance Company, 1997 to present; Senior
                                                     Vice President, Smith Barney, 1994 to 1997;
                                                     and Division Sales Manager, Prudential
                                                     Securities, 1989 to 1994.

Harry G. Hohn*               Trustee                 Retired Chairman and Chief Executive
51 Madison Avenue                                    Officer, New York Life Insurance Company;
New York, NY  10010                                  Chairman of the Board and Chief Executive
Age:  65                                             Officer, New York Life Insurance Company,
                                                     1990 to 1997; Vice Chairman of the Board,
                                                     New York Life Insurance Company, 1986 to
                                                     1990; Director, New York Life Insurance
                                                     Company, 1985 to 1986; Director, Million
                                                     Dollar Roundtable Foundation, 1996 to
                                                     1997; Director, Insurance Marketplace
                                                     Standards Association, 1996 to 1997;
                                                     Director, Witco Corporation, 1989 to
                                                     present; Member, International Advisory
                                                     Board of Credit Commercial de France,
                                                     1995 to present; and a Life Fellow of the
                                                     American Bar Foundation.

Edward J. Hogan              Trustee                 Rear Admiral U.S. Navy (Retired);
Box 2321                                             Independent management consultant, 1992
Sun Valley, ID  83353                                to 1997.
Age:  65


                                                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE        POSITION(S) WITH TRUST              DURING PAST 5 YEARS
---------------------------  ----------------------  --------------------------------------------
Richard M. Kernan, Jr. *     Trustee                 Director of MainStay VP Series Fund, Inc.
51 Madison Avenue                                    from January 1987 to present; Chairman of
New York, NY 10010                                   the Board and Chief Executive Officer of
Age: 57                                              MainStay VP Series Fund, Inc. from August
                                                     1989 to present; Executive Vice President
                                                     and Chief Investment Officer of New York
                                                     Life Insurance Company from March 1995
                                                     to present; Executive Vice President prior
                                                     thereto; Member of the Board of Directors
                                                     of New York Life Insurance Company from
                                                     November 1996 to present and Chairman of
                                                     the Investment Committee from January
                                                     1997 to present; and Director, Greystone
                                                     Realty Corp. January 1997 to present.

Nancy Maginnes               Trustee                 Member, Council of Rockefeller University,
  Kissinger                                          New York, NY, 1991 to present; Trustee,
Henderson Road                                       Rockefeller University, 1995 to present;
South Kent, CT  06785                                Trustee, Animal Medical Center, 1993 to
Age:  64                                             present; and Trustee, The Masters School,
                                                     1994 to present; Member, Board of
                                                     Overseers, Rockefeller Institute of
                                                     Government, Albany, NY, 1983-1992
                                                     (Board dissolved).

Terry L. Lierman             Trustee                 President, Capitol Associates, Inc., 1984
426 C Street, N.E.                                   to present; President, Employee Health
Washington, D.C.  20002                              Programs, 1990 to present; Vice Chairman,
Age:  49                                             TheraCom Inc., 1994 to present; Member,
                                                     UNICEF National Board, 1993 to present;
                                                     Director, Harvard University, Pollin
                                                     Institute, 1995 to present; Director,
                                                     PeacePac, 1994 to present; Commissioner,
                                                     State of Maryland, Higher Education
                                                     Commission, 1995 to present; Vice
                                                     Chairman, National Organization on
                                                     Fetal Alcohol Syndrome, 1993 to present;
                                                     Chief Executive Officer, Medical Crisis
                                                     Systems, 1997 to present; and Board
                                                     Member, Hollings Cancer Center, Medical
                                                     University of South Carolina, 1993 to
                                                     present.


                                                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE        POSITION(S) WITH TRUST              DURING PAST 5 YEARS
---------------------------  ----------------------  --------------------------------------------

John B. McGuckian                 Trustee            Chairman of the Board, Ulster Television
Ardverna                                             plc, 1 990 to present; Director, Ulster
Cloughmills                                          Television plc, 1970 to present; Chairman
Northern Ireland                                     of the Board, Tedcastle Holding Ltd.(energy),
BT4 49NL                                             1995 to present; Director, Cooneen Textiles
Age: 58                                              Ltd. (clothing manufacturer), 1967 to
                                                     present; Director, Allied Irish Banks plc,
                                                     1977 to present; Director, First Trust Bank,
                                                     1991 to present; Director, Unidare plc
                                                     (engineering), 1986 to present; Director,
                                                     Irish Continental Group plc (ferry operations),
                                                     1988 to present; Director, Harbour Group Ltd.
                                                     (management company), 1980 to present; Chairman,
                                                     Industrial Development Board, 1990 to 1997; and
                                                     Chairman of Senate and Senior Pro-Chancellor,
                                                     Queen's University, 1986 to present.

Donald E. Nickelson               Trustee            Vice Chairman, Harbour Group Industries,
1701 Highway A-1-A                                   Inc., 1991 to present; Director, PaineWebber
Suite 218                                            Group, 1980 to 1993; President,
Vero Beach, FL  32963                                PaineWebber Group, 1988 to 1990;
Age:  65                                             Chairman of the Board, PaineWebber
                                                     Properties, 1985 to 1989; Director, Harbour
                                                     Group, 1986 to present; Chairman of the
                                                     Board and Director, Rapid Rock Industries,
                                                     Inc., 1986 to present; Director and Chairman
                                                     of the Board, Del Industries, 1990 to
                                                     present; Trustee, Jones Foundation (Los
                                                     Angeles), 1978 to present; Director, Sugen,
                                                     Inc., 1992 to present; Chairman of the
                                                     Board, Omniquip International, Inc., 1996 to
                                                     present; Director, Carey Diversified, L.L.C.,
                                                     Jan. 1, 1998 to present.

                                                                 PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE            POSITION(S) WITH TRUST            DURING PAST 5 YEARS
---------------------------      ----------------------  --------------------------------------------

Richard S. Trutanic               Trustee                   Managing Director, The Somerset Group
1155 Connecticut Ave., N.W.                                 (financial advisory firm), 1990 to present;
Suite 400                                                   Chief Executive Officer and President,
Washington, DC 20036                                        Americap L.L.C. (financial advisory firm),
Age:  45                                                    1997 to present; Senior Vice President,
                                                            Washington National Investment
                                                            Corporation (financial advisory firm), 1985
                                                            to 1990; Director, Allin Communications
                                                            Corporation, 1996 to 1997; and Director and
                                                            Member of Executive Committee, Southern
                                                            Net, Inc., 1986 to 1990.

Walter W. Ubl*                    Trustee                   Senior Vice President, New York Life
85 East End Avenue                                          Insurance Company, 1995 to 1997; Vice
Apt. 2N                                                     President, 1984 to 1995; Vice President in
New York, NY  10028                                         charge of Mutual Funds Department, 1989
Age:  56                                                    to 1997 ; Director and Vice President,
                                                            NYLIFE Distributors Inc., 1993 to 1997;
                                                            and Director and Senior Vice President
                                                            NYLIFE Securities Inc., 1996 to 1997.

----------------------------------------------------------------------------------------------------------
OFFICERS (OTHER THAN TRUSTEES)
----------------------------------------------------------------------------------------------------------

Jefferson C. Boyce                Senior Vice President     Chairman, Monitor Capital Advisors, Inc.,
51 Madison Avenue                                           1997 to present; Senior Vice President,
New York, NY  10010                                         MainStay Institutional Funds Inc., 1995 to
Age: 40                                                     present; Senior Vice President, New York
                                                            Life Insurance Company, 1994 to present;
                                                            Director, NYLIFE Distributors Inc., 1993 to
                                                            present; and Chief Administrative Officer,
                                                            Pension, Mutual Funds, Structured Finance,
                                                            Corporate Quality, Human Resources and
                                                            Employees' Health Departments, New York
                                                            Life Insurance Company, 1992 to 1994.

Frank A. Mistero                  Senior Vice President     Senior Vice President, New York Life
51 Madison Avenue                                           Insurance Company, 1997 to present; Vice
New York, NY 10010                                          President, New York Life Insurance
Age: 52                                                     Company, 1990 to 1996; and Director and
                                                            Senior Vice President and Chief Operating
                                                            Officer, MainStay Management, Inc., 1997
                                                            to present.



                                                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE        POSITION(S) WITH TRUST              DURING PAST 5 YEARS
---------------------------  ----------------------  --------------------------------------------

Anthony W. Polis              Vice President and        Vice President, New York Life Insurance
51 Madison Avenue             Chief Financial Officer   Company, 1988 to present; Director, Vice
New York, NY  10010                                     President and Chief Financial Officer,
Age:  54                                                NYLIFE Securities Inc., 1988 to present;
                                                        Vice President and Chief Financial Officer,
                                                        NYLIFE Distributors Inc., 1993 to present;
                                                        Treasurer, MainStay Institutional Funds Inc.,
                                                        1990 to present; Treasurer, MainStay VP
                                                        Series Fund, Inc., 1993 to present; Assistant
                                                        Treasurer, MainStay VP Series Fund, Inc.,
                                                        1992 to 1993; Vice President and Treasurer,
                                                        Eclipse Financial Asset Trust, 1992 to
                                                        present; Vice President and Chief Financial
                                                        Officer, Eagle Strategies Corp. (registered
                                                        investment adviser), 1993 to present.



                                                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE        POSITION(S) WITH TRUST              DURING PAST 5 YEARS
---------------------------  ----------------------  --------------------------------------------


Richard Zuccaro              Tax Vice President      Vice President, New York Life Insurance
51 Madison Avenue                                    Company, 1995 to present; Vice President --
New York, NY  10010                                  Tax, New York Life Insurance Company,
Age:  48                                             1986 to 1995; Tax Vice President, NYLIFE
                                                     Securities Inc., 1987 to present; Tax Vice
                                                     President, NAFCO, Inc., 1990 to present;
                                                     Tax Vice President, NYLIFE Depositary
                                                     Inc., 1990 to present; Tax Vice President,
                                                     NYLIFE Inc., 1990 to present; Tax Vice
                                                     President, NYLIFE Insurance Company of
                                                     Arizona, 1990 to present; Tax Vice
                                                     President, NYLIFE Realty Inc., 1991 to
                                                     present; Tax Vice President, NYLICO Inc.,
                                                     1991 to present; Tax Vice President, New
                                                     York Life Fund Inc., 1991 to present; Tax
                                                     Vice President, New York Life International
                                                     Investment, Inc., 1991 to present; Tax Vice
                                                     President, NYLIFE Equity Inc., 1991 to
                                                     present; Tax Vice President, NYLIFE
                                                     Funding Inc., 1991 to present; Tax Vice
                                                     President, NYLCO Inc., 1991 to present;
                                                     Tax Vice President, MainStay VP Series
                                                     Fund, Inc., 1991 to present; Tax Vice
                                                     President, CNP Realty, 1991 to present; Tax
                                                     Vice President, New York Life Worldwide
                                                     Holding Inc., 1992 to present; Tax Vice
                                                     President, NYLIFE Structured Asset
                                                     Management Co. Ltd., 1992 to present; Tax
                                                     Vice President, MainStay Institutional Funds
                                                     Inc., 1992 to present; Tax Vice President,
                                                     NYLIFE Distributors Inc., 1993 to present;
                                                     Vice President & Assistant Controller, New
                                                     York Life Insurance and Annuity Corp.,
                                                     1995 to present, and Assistant Controller,
                                                     1991 to present; Vice President, NYLCARE
                                                     Health Plans, Inc., 1995 to present; Vice
                                                     President - Tax, New York Life and Health
                                                     Insurance Co., 1996 to present; and Tax
                                                     Vice President, NYL Trust Company, 1996
                                                     to present.

                                                               PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE        POSITION(S) WITH TRUST              DURING PAST 5 YEARS
---------------------------  ----------------------  --------------------------------------------

A. Thomas Smith III           Secretary              Vice President and Associate General
51 Madison Avenue                                    Counsel, New York Life Insurance
New York, NY  10010                                  Company, 1997 to present; Associate
Age: 41                                              General Counsel, New York Life Insurance
                                                     Company, 1996 to 1997; Assistant General
                                                     Counsel, New York Life Insurance
                                                     Company, 1994 to 1996; Secretary, Eclipse
                                                     Financial Asset Trust, 1994 to present;
                                                     Secretary, MainStay Institutional Funds Inc.,
                                                     MainStay VP Series Fund, Inc., New York
                                                     Life Fund Inc., 1994 to 1997; Assistant
                                                     Secretary, Eagle Strategies Corp. (registered
                                                     investment adviser), 1997 to present;
                                                     Secretary, Eagle Strategies Corp. (registered
                                                     investment adviser), 1996 to present; and
                                                     Assistant General Counsel, Dreyfus
                                                     Corporation, 1991 to 1993.


*Messrs. Ross, Roussin, Hohn, Kernan and Ubl are deemed to be "interested persons" of the Trust under the 1940 Act.


     As indicated in the above table, certain Trustees and officers also hold positions with MacKay-Shields, New York Life, NYLIFE Securities Inc. and/or NYLIFE Distributors Inc.

     The Independent Trustees of the Trust receive from the Trust an annual retainer of $40,000 and a fee of $1,000 for each Board of Trustees meeting and for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses related to attendance at such meetings. Trustees who are affiliated with New York Life Insurance Company do not receive compensation from the Trust.

     For the fiscal year ended December 31, 1997, the Trustees received the following compensation from the Trust and from certain other investment companies (as indicated) that have the same investment advisers as the Trust or an investment adviser that is an affiliated person of one of the Trust's investment advisers:

                                       Total Compensation
                         Aggregate      From Registrant
Name of                 Compensation    and Fund Complex
Trustee                from the Trust   Paid to Trustees
---------------------  --------------  ------------------


Edward J. Hogan               $48,000             $48,000
Nancy M. Kissinger            $46,000             $46,000
Terry L. Lierman              $48,000             $48,000
Donald E. Nickelson           $52,000             $52,000
Richard S. Trutanic           $46,000             $46,000
John B. McGuckian*            $12,000             $12,000


* Mr. McGuckian was elected to his position as Trustee of the Trust on July 28, 1997.

     As of August 1, 1998, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of any class of beneficial interest of each of the Funds.

               THE MANAGER, THE SUB-ADVISERS AND THE DISTRIBUTOR

MANAGEMENT AGREEMENT

     Pursuant to the Management Agreement for the Funds, MainStay Management, Inc. (the "Manager"), subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of the Funds, administers the Funds' business affairs and has investment advisory responsibilities.

     The Trustees, including the Independent Trustees, approved the Management Agreement at an in-person meeting held July 28, 1997. On April 27, 1998, the Trustees approved the Management Agreement with respect to the Funds. On May 29, 1998, the sole initial shareholder of each of the Funds approved the Management Agreement. The Management Agreement will remain in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and in a rule under the 1940 Act) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust or the Manager (as the term is defined in the 1940 Act).

     The Manager has authorized any of its directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed.

     The Management Agreement provides that the Manager shall not be liable to a Fund for any error or judgment by the Manager or for any loss sustained by a Fund except in the case of the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

     In connection with its administration of the business affairs of each of the Funds, and except as indicated in the Prospectus under the heading "Manager, Sub-Advisers and Distributor," the Manager bears the following expenses:

     (a) the salaries and expenses of all personnel of the Trust and the Manager, except the fees and expenses of Trustees not affiliated with the Manager or the Sub-Adviser;

     (b) the fees to be paid to the Sub-Advisers pursuant to the Sub-Advisory Agreements; and

     (c) all expenses incurred by the Manager in connection with administering the ordinary course of the Funds' business, other than those assumed by the Trust.

SUB-ADVISORY AGREEMENTS

     Pursuant to Sub-Advisory Agreements between the Manager and each of the Sub-Advisers, subject to the supervision of the Trustees of the Trust and the Manager and in conformity with the stated policies of each of the Funds and the Trust, GAMCO; John A. Levin & Co.; Dalton, Greiner; Madison Square Advisors and MacKay-Shields manage the Funds' portfolios, including the purchase, retention, disposition and loan of securities.

     The Trustees, including the Independent Trustees, approved the Sub-Advisory Agreements at an in-person meeting held April 27, 1998. On May 29, 1998, the sole shareholder of each of the Funds approved the Sub-Advisory Agreements with GAMCO; John A. Levin & Co.; Dalton, Greiner; Madison Square Advisors and MacKay-Shields. The Sub-Advisory Agreements will remain in effect for two years following their effective date, and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of each of the Funds (as defined in the 1940 Act and in a rule under the 1940 Act) and, in either case, by a majority of the Trustees who are not "interested persons" of the Trust, the Manager, or the Sub-Advisers (as the term is defined in the 1940 Act).

     The Sub-Advisers have authorized any of their directors, officers and employees who have been elected or appointed as Trustees or officers of the Trust to serve in the capacities in which they have been elected or appointed. In connection with the services they render, the Sub-Advisers bear the salaries and expenses of all of their personnel.

     The Sub-Advisory Agreements provide that the Sub-Advisers shall not be liable for any error of judgment by the Sub-Advisers or for any loss suffered by any of the Funds except in the case of the Sub-Advisers' willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Agreements also provide that they shall terminate automatically if assigned and that they may be terminated without penalty by either party upon no more than 60 days' nor less than 30 days' written notice.

DISTRIBUTION AGREEMENT

     NYLIFE Distributors acts as the Principal Underwriter and Distributor of the Funds' shares pursuant to the Distribution Agreement with the Trust dated January 1, 1994. NYLIFE Securities Inc., an affiliated company, sells shares of the Funds pursuant to a dealer agreement with the Distributor. The Distributor and other broker-dealers will pay commissions to salesmen as well as the cost of printing and mailing prospectuses to potential investors and of any advertising incurred by them in connection with their distribution of Trust shares. In addition, the Distributor will pay for a variety of account maintenance and personal services to shareholders after the sale.

     The Distribution Agreement with respect to the Funds was approved by the Trustees, including a majority of the Trustees who are not "interested persons" (as the term is defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the distribution plan or in any related agreement (the "Independent Trustees") at a meeting held on April 27, 1998.

     Each of the Funds has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act for each class of shares of each Fund (the "Class A Plans", the "Class B Plans", the "Class C Plans" and, collectively, the "Plans"). Under the Class A Plans, Class A shares of each Fund pay the Distributor a monthly fee at the annual rate of 0.25% of the average daily net assets of each Fund's Class A shares for distribution or service activities, as designated by the Distributor. The Class A Plans for each of the Funds were approved by the sole initial shareholder of the Class A of shares of each Fund on May 29, 1998. The Trustees, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such plans, initially approved the Class A Plans for each of the Funds on April 27, 1998.

     As noted above, the Class B shares of each Fund also have adopted Rule 12b-1 distribution plans. Rule 12b-1 distribution plans were approved on May 29, 1998 by the sole initial shareholder of each of the Funds. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plans, initially approved the Class B Plans of the Funds on April 27, 1998.

     Under the current Class B plans, each Fund's Class B shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares. Pursuant to the Class B Plan, the Class B shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Funds' Class B shares.

     The Class C shares of each Fund also adopted Rule 12b-1 distribution plans. Rule 12b-1 distribution plans were approved on August __, 1998 by the sole initial Class C shareholder of each of the Funds. The Trustees of the Trust, including a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such Plans, initially approved the Class C Plans of the Funds on July 27, 1998.

     Under the Class C plans, each Fund's Class C shares pay a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class C shares. Pursuant to the Class C Plans, the Class C shares also pay a service fee to the Distributor at the annual rate of 0.25% of the average daily net assets of the Funds' Class C shares.

     Once approved by a vote of a majority of the outstanding voting securities of a class of shares of a Fund, each Plan shall continue in effect thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. No Plan may be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected class of shares of a Fund, and all material amendments of each Plan must also be approved by the Trustees in the manner described above. Each Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the Plan. So long as any Plan is in effect, the selection and nomination of Trustees who are not such interested persons has been committed to those Trustees who are not such interested persons. The Trustees have determined that, in their judgment, there is a reasonable likelihood that each Plan will benefit the respective Fund and its shareholders. Pursuant to the Class A, Class B and Class C Plans, the Distributor shall provide the Trust for review by the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended under each Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of each Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     Pursuant to a rule of the National Association of Securities Dealers, Inc., the amount which a Fund may pay for distribution expenses, excluding service fees, is limited to 6.25% of the gross sales of the Fund's shares since inception of the Fund's Plan, plus interest at the prime rate plus 1% per annum (less any contingent deferred sales charges paid by shareholders to the Distributor or distribution fee (other than service fees) paid by the Funds to the Distributor).

Other Services

     Pursuant to an Accounting Agreement with the Trust, dated October 24, 1997, the Manager performs certain bookkeeping and pricing services for the Funds. Each Fund will bear an allocable portion of the cost of providing these services to the Trust.

     In addition, each Fund may reimburse NYLIFE Securities, NYLIFE Distributors and MainStay Shareholder Services for the cost of certain correspondence to shareholders and the establishment of shareholder accounts.

EXPENSES BORNE BY THE TRUST

     Except for the expenses to be paid by the Manager as described in the Prospectus, the Trust, on behalf of each Fund, is responsible under its Management Agreement for the payment of expenses related to each Fund's operations, including (i) the fees payable to the Manager, (ii) the fees and expenses of Trust ees who are not affiliated with the Manager or Sub-Advisers,
(iii) certain fees and expenses of the Trust's Custodians and Transfer Agent,
(iv) the charges and expenses of the Trust's legal counsel and independent accountants, (v) brokers' commissions and any issue or transfer taxes chargeable to the Trust, on behalf of a Fund, in connection with its securities transactions, (vi) the fees of any trade association of which a Fund or the Trust is a member, (vii) the cost of share certificates representing shares of a Fund, (viii) reimbursement of a portion of the organization expenses of a Fund and the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes, (ix) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and preparing, printing and mailing prospectuses and reports to shareholders, (x) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of a Fund's business,
(xi) any expenses assumed by the Fund pursuant to its plan of distribution,
(xii) all taxes and business fees payable by a Fund to federal, state or other governmental agencies, and (xiii) costs associated with the pricing of the Funds' shares. Fees and expenses of legal counsel, registering shares, holding meetings and communicating with shareholders include an allocable portion of the cost of maintaining an internal legal and compliance department.

     The Funds have entered into a committed line of credit with The Bank of New York as agent, and various other lenders from whom a Fund may borrow up to 5% of its net assets in order to honor redemptions. The credit facility is expected to be utilized in periods when the Funds experience unusually large redemption requests.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities (i.e., Municipal Bonds and other debt securities) are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when the total price paid (including commission) is equal to or better than the best total prices available from other sources. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Sub-Advisers attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and their other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions. Consistent with the foregoing primary considerations, the Conduct Rules of the NASD and such other policies as the Trustees may determine, the Sub-Advisers may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

     NYLIFE Securities (the "Affiliated Broker") may act as broker for the Trust. In order for the Affiliated Broker to effect any portfolio transactions for the Trust on an exchange, the commissions, fees or other remuneration received by the Affiliated Broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the Affiliated Broker to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trust will not deal with the Affiliated Broker in any portfolio transaction in which the Affiliated Broker acts as principal.

     Under each Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), a Sub-Adviser may cause a Fund to pay a broker-dealer (except the Affiliated Broker) which provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities to the Trust or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Although commissions paid on every transaction will, in the judgment of the Sub-Advisers, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers (except the Affiliated Broker) who were selected to execute transactions on behalf of the Trust and the Sub-Advisers' other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Sub-Advisers for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by the Trust, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided Research to an Sub-Adviser. Research provided by brokers is used for the benefit of all of the Sub-Advisers' clients and not solely or necessarily for the benefit of the Trust. The Sub-Advisers' investment management personnel attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the Sub-Advisers as a consideration in the selection of brokers to execute portfolio transactions.

     In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Sub-Advisers. Investment decisions for a Fund and for the Sub-Advisers' other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

     The Sub-Advisory fee that the Manager pays on behalf of each Fund to the Sub-Advisers will not be reduced as a consequence of the Sub-Advisers' receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Sub-Advisers in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Sub-Advisers in carrying out their obligations to the Funds.

     Investors may, subject to the approval of the Trust, the Manager and the Sub-Adviser, purchase shares of a Fund with liquid securities that are eligible for purchase by that Fund and that have a value that is readily ascertainable. These transactions will be effected only if the Sub-Adviser intends to retain the security in the Fund as an investment. The Trust reserves the right to amend or terminate this practice at any time.

                                NET ASSET VALUE

     The net asset value per share of each Fund is determined by the Trust daily as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time) on each day when the New York Stock Exchange is open for trading.

     Portfolio securities of each Fund are valued (a) by appraising common and preferred stocks which are traded on the New York Stock Exchange at the last sale price on that Exchange on the day as of which assets are valued or, if no sale occurs, at the mean between the closing bid price and asked price, (b) by appraising other common and preferred stocks as nearly as possible in the manner described in clause (a) if traded on any other exchange, including the National Association of Securities Dealers National Market System and foreign securities exchanges, (c) by appraising over-the-counter common and preferred stocks quoted on the National Association of Securities Dealers NASDAQ system (but not listed on the National Market System) at the closing bid price supplied through such system, (d) by appraising over-the-counter common and preferred stocks not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by the Sub-Adviser if those prices are deemed by the Sub-Adviser to be representative of market values at the first close of business of the New York Stock Exchange, (e) by appraising debt securities at prices supplied by a pricing agent selected by the Sub-Adviser, which prices reflect broker-dealer-supplied valuations and electronic data processing techniques if those prices are deemed by the Sub-Adviser to be representative of market values at the first close of business of the New York Stock Exchange, (f) by appraising exchange-traded options and futures contracts at the last posted settlement price on the market where any such option or futures contract is principally traded and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by the Sub-Adviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. Money market instruments held by the Funds with a remaining maturity of 60 days or less will be valued by the amortized cost method unless such method does not represent fair value. Forward foreign cur rency exchange contracts held by the Funds are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations.

     Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank or broker-dealer. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. The Trust recognizes dividend income and other distributions on the ex-dividend date, except that certain dividends from foreign securities are recog nized as soon as the Trust is informed after the ex-dividend date.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock
                                  ---
Exchange is open for trading). In addition, European or Far Eastern securities trading generally in a particular country or countries may not take place on all business days in

New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation of net asset value does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation.

     Events affecting the values of portfolio securities that oc cur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the Funds' calculation of net asset values unless the Sub-Adviser deems that the particular event would materially affect net asset value, in which case an adjustment may be made.

     The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds will be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

     To the extent that any newly organized fund or class of shares receives, on or before December 31, any seed capital, the net asset value of such fund(s) or class(es) will be calculated as of December 31.

                         SHAREHOLDER INVESTMENT ACCOUNT

     A Shareholder Investment Account is established for each investor in the Funds, under which a record of the shares of each Fund held is maintained by the Transfer Agent. If a share certificate is desired, it must be requested in writing for each transaction. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in a Fund, the shareholder will be mailed a confirmation showing the transaction. Shareholders will be sent a quarterly statement showing the status of the Account. In addition, shareholders will be sent a monthly statement for each month in which a transaction occurs.

                          SHAREHOLDER SERVICING AGENT

     The Glass-Steagall Act prohibits national banks from engaging in the business of underwriting, selling or distributing securities. There is currently no precedent prohibiting banks from performing shareholder servicing and recordkeeping functions. Changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations of those provisions, could prevent a bank from continuing to perform all or a part of such services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                      PURCHASES, REDEMPTION AND REPURCHASE

LETTER OF INTENT ("LOI")

     The LOI is a non-binding obligation on the Qualified Purchaser to purchase the full amount indicated; however, on the initial purchase, if required (or, on subsequent purchases if necessary), 5% of the dollar amount specified in the LOI will be held in escrow by the Transfer Agent in shares registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the LOI (less any dispositions and exclusive of any distribution on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Distributor an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference.

DISTRIBUTIONS IN KIND

     The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. The Trust reserves the right to pay other redemptions, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund's portfolio. The securities distributed in such a distribution would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. If a shareholder receives a distribution in kind, he or she should expect to incur transaction costs when he or she converts the securities to cash.

SUSPENSION OF REDEMPTIONS

     The Trust may suspend the right of redemption of shares of any Fund and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Trust; or (iv) at any other time when the Trust may, under applicable laws and regulations, suspend payment on the redemption or repurchase of its shares.

PURCHASES AT NAV

     A Fund's Class A shares may be purchased at NAV, without payment of any sales charge, by employees (and immediate family members) of GAMCO.


                         TAX-DEFERRED RETIREMENT PLANS

CASH OR DEFERRED PROFIT SHARING PLANS UNDER SECTION 401(K) FOR CORPORATIONS AND SELF-EMPLOYED INDIVIDUALS

     Shares of a Fund may also be purchased as an investment under a specimen cash or deferred profit sharing plan intended to qualify under Section 401(k) of the Code (a "401(k) Plan") adopted by a corporation, a self-employed individual (including sole proprietors and partnerships), or other organization. All Funds may be used as funding vehicles for qualified retirement plans including 401(k) plans, which may be administered by third-party administrator organizations. NYLIFE Distributors does not sponsor or administer such qualified plans at this time.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

     Shares of a Fund may also be purchased as an underlying investment for an IRA made available by NYLIFE Distributors. For tax years beginning in 1997, only a traditional IRA is available. For tax years beginning after 1997, two additional types of IRAs will be available -- the "Roth" IRA and the "Education" IRA.

     An individual may contribute as much as $2,000 of his or her earned income to a traditional IRA. A married individual filing a joint return may also contribute to a traditional IRA for a nonworking spouse. The maximum deduction allowed for a contribution to a spousal IRA is the lesser of (i) $2,000 or (ii) the sum of (a) the compensation includible in the working spouse's gross income plus (b) any compensation includible in the gross income of the nonworking spouse, reduced by the amount of the deduction taken by the working spouse. The maximum deduction for a IRA contribution by a married couple is $4,000.

     An individual who has not attained age 70-1/2 may make a contribution to a traditional IRA which is deductible for federal income tax purposes. For tax years beginning before 1998, a contribution is deductible only if (i) neither the individual nor his or her spouse (unless filing separate returns and living apart at all times during the taxable year) is an active participant in an employer's retirement plan, or (ii) the individual (and his or her spouse, if applicable) has an adjusted gross income below a certain level ($40,000 for married individuals filing a joint return, with a phase-out of the deduction for adjusted gross income between $40,000 and $50,000; $25,000 for a single individual, with a phase-out for adjusted gross income between $25,000 and $35,000). These phase-out limits will gradually increase starting with tax years beginning in 1998, eventually reaching $50,000 - $60,000 for single filers in 2005 and thereafter (and reaching $80,000 - $100,000 if married filing jointly in 2007 and thereafter). In addition, for tax years beginning after 1997, a married individual may make a deductible IRA contribution even though the individual's spouse is an active participant in a qualified employer's retirement plan, subject to a phase-out for adjusted gross income between $150,000 - $160,000. However, an individual not permitted to make a deductible contribution to an IRA may nonetheless make nondeductible contributions up to the maximum contribution limit for that year. The deductibility of IRA contributions under state law varies from state to state.

     Distributions from IRAs (to the extent they are not treated as a tax-free return of nondeductible contributions) are taxable under federal income tax laws as ordinary income. There are special rules for determining how withdrawals are to be taxed if an IRA contains both deductible and nondeductible amounts. In general, all traditional IRAs are aggregated and treated as one IRA, all withdrawals are treated as one withdrawal, and then a proportionate amount of the withdrawal will be deemed to be made from nondeductible contributions; amounts treated as a return of nondeductible contributions will not be taxable. Certain early withdrawals are subject to an additional penalty tax. For distributions made after 1997, the penalty tax does not apply to withdrawals up to a total of $10,000 for qualified first-time homebuyer expenses or to withdrawals used to pay "qualified higher education expenses" of the taxpayer or his or her spouse, child or grandchild. There are also special rules governing when IRA distributions must begin and the minimum amount of such distributions; failure to comply with these rules can result in the imposition of an excise tax.

     Roth IRAs.  Roth IRAs are a form of individual retirement account
     ---------
applicable for tax years beginning after 1997. Contributions to a Roth IRA are not deductible but may be made even after the individual attains the age of 70-1/2. In certain cases, distributions from a Roth IRA may be tax free. The Roth IRA, like the traditional IRA, is subject to a $2,000 ($4,000 for a married couple) contribution limit (taking into account both Roth IRA and traditional IRA contributions). The maximum contribution that can be made is phased-out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly). If the Roth IRA has been in effect for five years, and distributions are (1) made on or after the individual attains the age of 59-1/2; (2) made after the individual's death; (3) attributable to disability; or (4) used for "qualified first-time home buyer expenses," they are not taxable. If these requirements are not met, distributions are treated first as a return of contributions and then as taxable earnings. Taxable distributions may be subject to the same excise tax described above with respect to traditional IRAs. All Roth IRAs, like traditional IRAs, are treated as one IRA for this purpose. Unlike the traditional IRA, Roth IRAs are not subject to minimum distribution requirements during the account owner's lifetime. However, the amount in a Roth IRA is subject to required distribution rules after the death of the account owner.

     Education IRAs.  After 1997, a taxpayer may make non-deductible
     --------------
contributions of up to $500 per year per beneficiary to an Education IRA. Contributions cannot be made after the beneficiary becomes 18 year old. The maximum contribution is phased out for taxpayers with adjusted gross income between $95,000 and $110,000 ($150,000 - $160,000 if married filing jointly).
Earnings are tax-deferred until a distribution is made. If a distribution does not exceed the beneficiary's "qualified higher education expenses" for the year, no part of the distribution is taxable. If part of a distribution is taxable, a penalty tax will generally apply as well. Any balance remaining in an Education IRA when the beneficiary becomes 30 years old must be distributed and any earnings will be taxable and subject to a penalty tax upon distribution.

     All income and capital gains deriving from IRA investments in the Fund are reinvested and compounded tax-deferred until distributed from the IRA. The combination of annual contributions to a traditional IRA, which may be deductible, and tax-deferred compounding can lead to substantial retirement savings. Similarly, the combination of tax free distributions from a Roth IRA or Education IRA combined with tax-deferred compounded earnings on IRA investments can lead to substantial retirement and/or education savings.

403(b)(7) TAX SHELTERED ACCOUNT

     Shares of a Fund may also be purchased as the underlying investment for tax sheltered custodial accounts (403(b) plans) made available by NYLIFE Distributors. In general, employees of tax-exempt organizations described in
Section 501(c)(3) of the Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

GENERAL INFORMATION

     Shares of a Fund may also be a permitted investment under profit sharing, pension, and other retirement plans, IRAs, and tax-deferred annuities other than those offered by the Fund depending on the provisions of the relevant plan. Third-party administrative services, available for some corporate plans, may limit or delay the processing of transactions.

     The custodial agreements and forms provided by the Funds' Custodian and Transfer Agent designate New York Life Trust Company as custodian for IRAs and 403(b) plans (unless another trustee or custodian is designated by the individual or group establishing the plan) and contain specific information about the plans. Each plan provides that dividends and distributions will be reinvested automatically. For further details with respect to any plan, including fees charged by New York Life Trust Company, tax consequences and redemption information, see the specific documents for that plan.

     The federal tax laws applicable to retirement plans, IRAs and 403(b) plans are extremely complex and change from time to time. Therefore, an investor should consult with his or her own professional tax adviser before establishing any of the tax-deferred retirement plans described above.

                     CALCULATION OF PERFORMANCE QUOTATIONS

     From time to time a Fund may publish its yield and/or average annual total return in advertisements and communications to shareholders. Total return and yield are computed separately for Class A and Class B shares. The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period and reflects fee waivers and reimbursements in effect for each period. This calculation assumes a complete redemption of the investment and the deduction of the maximum contingent deferred sales charge at the end of the period in the case of Class B shares. In the case of Class A shares, the calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order. It also assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

     In considering any average annual total return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

     Quotations of each Fund's average annual total return will be calculated according to the following SEC formula:

     P(1+T) to the power of n =  ERV

where:

     P =  a hypothetical initial payment of $1,000
     T =  average annual total return
     n =  number of years

    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10-year periods at the end of the 1, 5, or 10-year periods (or fractional portion thereof)

     Each Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the average annual compounded rate, except that such quotations will be based on a Fund's actual return for a specified period as opposed to its average return over 1, 5, and 10-year periods. In considering any total rate of return quotation, investors should remember that the maximum initial sales charge reflected in each quotation for Class A shares is a one-time fee which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of your investment will be affected less by this charge the longer you retain your investment in the Fund.

     The performance data represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The yield of the Funds is computed by dividing its net investment income (determined in accordance with the following SEC formula) earned during a recent 30-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the maximum offering price per share on the last day of the period. The results are compounded on a bond equivalent (semiannual) basis and then they are annualized. Yield will be calculated using the following SEC formula:

     Yield = 2[(a-b +1) to the power of 6 -1]
                ---
                cd

where:

     a =  interest earned during the period
     b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
     d =  the maximum offering price per share on the last day of the period


     This yield figure does not reflect the deduction of any contingent deferred sales charges which are imposed upon certain redemptions at the rates set forth under "Redemptions and Repurchases" in the Prospectus.

     A Fund may also include its current dividend rate in its prospectus, in supplemental sales literature, or in communications to shareholders. The current dividend rate of each Fund for a particular period is calculated by annualizing total distributions per share from net investment income (including equalization credits, excluding realized short-term capital gains and premiums from writing options) during this period and dividing this amount by the maximum offering price per share on the last day of the period. The current dividend rate does not reflect all components of a Fund's performance including (i) realized and unrealized capital gains and losses, which are reflected in calculations of a Fund's total return, or (ii) the amortized discount and premium on debt obligations in income using the current market value of the obligations, as is currently required for yield calculations. In addition, the current dividend rate does not take into account the imposition of any contingent deferred sales charge on the redemption of Fund shares. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

     Investors should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield, current dividend rate, total return or tax-equivalent yield of any prior period should not be considered as a representation of what an investment may earn or what an investor's yield, current dividend rate, total return or tax-equivalent yield may be in any future period.

     In addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may refer to or discuss current or past business, political, economic or financial conditions, including events as they relate to those conditions, such as any U.S. monetary or fiscal policies and the current rate of inflation. In addition, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement and may refer to the approximate number of then-current Fund shareholders, shareholder accounts and Fund assets.

     From time to time, advertising and sales literature for a Fund may discuss the investment philosophy, personnel and assets under management of the Fund's Manager and Sub-Adviser, and other pertinent facts relating to the management of the Fund by the adviser.

     From time to time any of the Funds may publish an indication of its past performance as measured by independent sources such as Lipper Analytical Services, Incorporated, Weisenberger Investment Companies Service, Donoghue's Money Fund Report, Spot Market Prices, Barron's,
                                                           --------
BusinessWeek, Kiplinger's Personal Finance, Financial World, Forbes, Money,
------------  ----------------------------  ---------------  ------  -----
Morningstar, Personal Investor, Sylvia Porter's Personal Finance, and The Wall
-----------  -----------------  --------------------------------      --------
Street Journal.
--------------

     In addition, performance information for a Fund may be compared, in advertisements, sales literature, and reports to shareholders, to: (i) unmanaged indexes, such as the Standard & Poor's 500 Composite Stock Price Index, the Russell 2000 Index, the Salomon Brothers Broad Investment Grade Bond Index, the Morgan Stanley Capital International Indexes, the Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, the Merrill Lynch 1 to 3 Year Treasury Index, the Salomon Brothers World Government Benchmark Bond Index, the Salomon Brothers non-U.S. Dollar World Government Bond Index, J.P. Morgan Emerging Markets Bond Index, the Lehman Brothers Municipal Bond Index and the Lehman Brothers Government Corporate Index; (ii) other groups of mutual funds tracked by Morningstar Inc. or Lipper Analytical Services, widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) and other measures of the performance of the economy to assess the real rate of return from an investment in the Funds. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     From time to time, advertisements for the Funds may include general information about the services and products offered by the Funds, MainStay Institutional Funds Inc. and New York Life Insurance Company and its subsidiaries. For example, such advertisements may include statistical information about those entities including, but not limited to, the number of current shareholder accounts, the amount of assets under management, sales information, the distribution channels through which the entities' products are available, marketing efforts and statements about this information by the entities' officers, directors and employees.

                                 TAX STATUS

TAXATION OF THE FUNDS

     The following summarizes certain federal income tax considerations generally affecting the Funds and their stockholders. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their stockholders, and the discussion here is not intended as a substitute for careful tax planning. The discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be the retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase ownership, and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

     Each Fund intends to be treated as a regulated investment company ("RIC") under Subchapter M of the Code. To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities on any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iii) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year.
The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

     Certain requirements relating to the qualification of a Fund as regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Funds, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and
(iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     Provided that a Fund qualifies as a regulated investment company under the Code, it generally will not be subject to any excise or income taxes in Massachusetts. A Fund's investments, if any, in REMIC residual interests (as explained previously in this SAI) or in Passive Foreign Investment Companies, as explained below, may cause the Fund to become liable for certain taxes. Investors that are tax-exempt organizations should carefully consider whether distributions of a Fund's earnings will be subject to tax in their hands.

CHARACTER OF DISTRIBUTIONS TO SHAREHOLDERS -- GENERAL

     Assuming a Fund qualifies as a RIC, distributions of taxable net investment income and net short-term capital gains in excess of net long-term capital losses will be treated as ordinary income in the hands of shareholders. If a Fund's investment income is derived exclusively from sources (such as interest) other than dividends, no portion of such distributions will be eligible for the dividends-received deduction available to corporations.

     If a portion of a Fund's net investment income is derived from dividends from domestic corporations, then a portion of such distributions may be eligible for the corporate dividends-received deduction. The dividends-received deduction is reduced to the extent shares of a Fund are treated as debt-financed under the Code and is generally eliminated unless such shares are deemed to have been held for more than 45 days. The 45-day holding period must occur during the 90-day period beginning 45 days before the date on which the shares become ex-dividend. In the case of dividends on certain preferred stock, the holding period requirement is 90 days during a 180-day period. In addition, the entire dividend (including the deducted portion) is includable in the corporate shareholder's alternative minimum taxable income. Finally, if such dividends are large enough to constitute "extraordinary dividends" under Section 1059 of the Code and the applicable holding period requirements are not met, the shareholder's basis in its shares could be reduced by all or a portion of the amount of the dividends that qualifies for the dividends-received deduction.

     Distributions of net capital gain, whether received in cash or reinvested in Fund shares, will generally be taxable to shareholders as either "20% Rate Gain" or "28% Rate Gain," depending upon the Fund's holding period for the assets sold. "20% Rate Gains" arise from sales of assets held by a Fund for more than 18 months and are subject to a maximum tax rate of 20%; "28% Rate Gains" arise from sales of assets held by a Fund for more than one year but no more than 18 months and are subject to a maximum tax rate of 28%. Net capital gains from assets held for one year or less will be taxed as ordinary income. Distributions will be subject to these capital gains rates regardless of how long a shareholder has held Fund shares.

     Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares during that six-month period. A loss realized upon a redemption of shares of a Fund within 30 days before or after a purchase of shares of the same Fund (whether by reinvestment of distributions or otherwise) may be disallowed in whole or in part.

     If any net long-term capital gains in excess of net short-term capital losses are retained by a Fund for reinvestment, requiring federal income taxes to be paid thereon by that Fund, the Fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, such capital gains will be taxable to the shareholders. Shareholders will be able to claim their proportionate share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities and will be entitled to increase the adjusted tax basis of the relevant Fund shares by the difference between their pro-rata share of such gains and their tax credit.

     Distributions by a Fund result in a reduction in the net asset value of a Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution nevertheless would generally be taxable to the shareholder (except to the extent the distribution is an exempt interest dividend as described below) as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution.
The price of shares purchased at that time includes the amount of the forthcoming distribution. Those investors purchasing shares just prior to a distribution will then receive a partial return of their investment upon such distribution, which may nevertheless be taxable to them.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of such share on the reinvestment date.

DISCOUNT

     Certain of the bonds purchased by the Funds, such as zero coupon bonds, may be treated as bonds that were originally issued at a discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued (or the price at which it was deemed issued for federal income tax purposes) and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund over the term of the bond, and therefore is subject to the distribution requirements of the Code.
The annual amount of income earned on such a bond by a Fund generally is determined on the basis of a constant yield to maturity which takes into account the semiannual compounding of accrued interest.

     In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount generally will be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond (unless a Fund elects to include market discount in income in tax years to which it is attributable). Realized accrued market discount on obligations that pay tax-exempt interest is nonetheless taxable. Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity. In the case of any debt security having a fixed maturity date of not more than one year from date of issue, the gain realized on disposition will be treated as short-term capital gain.

TAXATION OF OPTIONS, FUTURES AND SIMILAR INSTRUMENTS

     Many of the options, futures contracts and forward contracts entered into by a Fund will be classified as "Section 1256 contracts." Generally, gains or losses on Section 1256 contracts are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, certain Section 1256 contracts held by a Fund are "marked-to-market" at the times required pursuant to the Code with the result that unrealized gains or losses are treated as though they were realized. The resulting gain or loss generally is treated as 60/40 gain or loss, except for foreign currency gain or loss on such contracts, which generally is ordinary in character.

     Distribution of Fund gains from hedging transactions will be taxable to shareholders. Generally, hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules rather than being taken into account in the taxable year in which such losses are realized. Furthermore, certain transactions (including options, futures contracts, notional principal contracts, short sales and including short sales against the box) with respect to an "appreciated position" in certain financial instruments may be deemed a constructive sale of the appreciated position, requiring the immediate recognition of gain as if the appreciated position were sold. Because only a few regulations implementing the straddle rules have been promulgated, and regulations relating to constructive sales of appreciated positions have yet to be promulgated, the tax consequences of transactions in options, futures and forward contracts to a Fund are not entirely clear. The hedging transactions in which a Fund engages may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions.

     The diversification requirements applicable to a Fund's status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts or forward contracts.

     The Funds may engage in swap transactions. The tax treatment of swap agreements is not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might challenge such treatment. If such a challenge were successful, status of a Fund as a regulated investment company might be affected. The Funds intend to monitor developments in this area.

PASSIVE FOREIGN INVESTMENT COMPANIES

     Certain of the Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     A Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, a Fund may elect to mark to market its PFIC shares at the end of each taxable year, with the result that unrealized gains are treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not invest in PFIC shares.

FOREIGN CURRENCY GAINS AND LOSSES

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, forward and other contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders. If Section 988 losses exceed other investment company taxable income (which includes, among other items, dividends, interest and the excess, if any, of net short-term capital gains over net long-term capital losses) during the taxable year, a Fund would not be able to make any ordinary dividend distributions, and distributions made before the losses were realized would be recharacterized as a return of capital to shareholders or, in some cases, as capital gain, rather than as an ordinary dividend.

COMMODITY INVESTMENTS

     A regulated investment company is required under the Code to derive at least 90% of its gross income from certain qualifying sources. Qualifying income includes, inter alia, interest, dividends, and gain from the sale of stock or
          ----------
securities, but it does not include gain from the sale of commodities such as gold and other precious metals.

DISPOSITIONS OF FUND SHARES

     Upon redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss, depending on whether the gross proceeds are more or less than the shareholder's tax basis for the shares. Such gain or loss generally will be a capital gain or loss if the shares of a Fund were capital assets in the hands of the shareholder, and generally will be taxable to stockholders as "20% Rate Gain" if the shares had been held for more than 18 months or as "28% Rate Gain" if the shares had been held for more than one year but no more than 18 months. A loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less at the time of their disposition. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for six months or less at the time of their disposition. A loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (whether through reinvestment of distributions, or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Shareholders should be aware that redeeming shares of a Fund after tax-exempt interest has been accrued by the Fund but before that income has been declared as a dividend may be disadvan tageous. This is because the gain, if any, on the redemption will be taxable, even though such gains may be attributable in part to the accrued tax-exempt interest which, if distributed to the shareholder as a dividend rather than as redemption proceeds, might have qualified as an exempt-interest dividend.

     Under certain circumstances, the sales charge incurred in acquiring shares of either Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new shares are acquired without a sales charge or at a reduced sales charge pursuant to a right acquired upon the initial purchase of shares. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares and will be reflected in their basis.

     If reverse stock splits are done, a share may have a split holding period reflecting the fact that part of the share represents a reinvested dividend or distribution.

TAX REPORTING REQUIREMENTS

     All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Shareholders are also required to report tax-exempt interest. Dividends declared and payable to shareholders of record on a specified date in October, November or December, if any, will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another Fund, may result in tax consequences (gain or loss) to the shareholder and generally are also subject to these reporting requirements. Each shareholder should consult his or her own tax adviser to determine the tax status of a Fund distribution in his or her own state and locality (or foreign country).

     Under the federal income tax law, a Fund will be required to report to the IRS all distributions of income (other than exempt-interest dividends) and capital gains as well as gross proceeds from the redemption or exchange of Fund shares (other than shares of the Money Market Fund), except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, all such taxable distributions and proceeds from the redemption or exchange of a Fund's shares may be subject to withholding of federal income tax at the rate of 31% in the case of nonexempt shareholders who fail to furnish a Fund with their taxpayer identification number and with required certifications regarding their status under the federal income tax law or if the IRS or a broker notifies a Fund that the number furnished by the shareholder is incorrect. In addition, both the Fund and the shareholder are potentially subject to a $50 penalty imposed by the IRS if a correct, certified taxpayer identification number is not furnished and used on required information returns. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Backup withholding is not an additional tax and any amounts withheld are creditable against the shareholder's U.S. Federal tax liability. Investors may wish to consult their tax advisers about the applicability of the backup withholding provisions.

FOREIGN TAXES

     Investment income and gains received by a Fund from sources outside the United States may be subject to foreign taxes which were paid or withheld at the source. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' stockholders. Since the percentage of each Fund's total assets (with the exception of the International Bond Fund and International Equity Fund) which will be invested in foreign stocks and securities will not be more than 50%, any foreign tax credits or deductions associated with such foreign taxes will not be available for use by its shareholders. The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which each Fund's assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance.

     The International Bond Fund and the International Equity Fund may qualify for and make the election permitted under Section 853 of the Code so that shareholders will be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The U.S. shareholders of a Fund may claim a foreign tax credit or deduction by reason of the Fund's election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit and deduction available to shareholders is subject to certain limitations imposed by the Code. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns, although any such shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in respect to the shareholder's pro rata share of foreign taxes paid by the Fund. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed its pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The foreign tax credit generally may offset only up to 90% of the alternative minimum tax in any given year. Foreign taxes generally are not deductible in computing alternative minimum taxable income.

STATE AND LOCAL TAXES - GENERAL

     The state and local tax treatment of distributions received from a Fund and any special tax considerations associated with foreign investments of a Fund should be examined by shareholders with regard to their own tax situations.

EXPLANATION OF FUND DISTRIBUTIONS

     Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year, each Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

GENERAL INFORMATION

     The foregoing discussion generally relates to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable U.S. income tax treaty) on amounts constituting ordinary income to him or her.


                        ORGANIZATION AND CAPITALIZATION

GENERAL

     The Funds are separate series of an open-end investment company, The MainStay Funds ("Trust"), established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated January 9, 1986, as amended. The Funds included herein commenced operations on June 1, 1997. The Tax Free Bond Fund was originally formed as the MacKay-Shields MainStay Tax Free Bond Fund pursuant to a Declaration of Trust on January 9, 1986 and became a series of the Trust pursuant to a reorganization which occurred on May 29, 1987. The Total Return Fund commenced operations on December 29, 1987. The Equity Index Fund commenced operations on December 20, 1990. The California Tax Free Fund and New York Tax Free Fund commenced operations on October 1, 1991. The International Bond Fund and International Equity Fund commenced operations on September 13, 1994. The Strategic Income Fund and Strategic Value Fund commenced operations on February 28 and October 22, 1997, respectively. The organizational expenses of each Fund will be amortized and deferred over a period not to exceed 60 months. The Declaration of Trust and By-laws authorize the Trustees to establish additional series or "Funds" as well as additional classes of shares.

VOTING RIGHTS

     Shares entitle their holders to one vote per share; however, separate votes will be taken by each Fund or class on matters affecting an individual Fund or a particular class of shares issued by a Fund. Shares have noncumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

     The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                               OTHER INFORMATION

INDEPENDENT ACCOUNTANTS

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York, 10036, has been selected as independent accountants of the Trust.

LEGAL COUNSEL

     Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

SHARE OWNERSHIP OF THE FUNDS

     The following table sets forth information concerning beneficial and record ownership, as of August 1, 1998, of the Funds' shares by each person who beneficially or of record owns more than five percent of the voting securities of any Fund:

                                [To Be Provided]

CODE OF ETHICS

     The Trust has adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Trust and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Trust or obtain information pertaining to such purchase or sale. Such persons are generally required to preclear all security transactions with the Trust's Compliance Officer or his designee and to report all transactions on a regular basis. The Trust has developed procedures for administration of the Code. The Sub-Advisers that are unaffiliated with New York Life Insurance Company have adopted their own codes of ethics to govern the personal trading activities of their personnel.

                              FINANCIAL STATEMENTS

     Unaudited financial statements relating to the Funds will be prepared semi-annually and distributed to shareholders. Audited financial statements will be prepared annually and distributed to shareholders.

                               THE MAINSTAY FUNDS

                           PART C.  OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

a.   Financial Statements:

     Included in Part A of this Registration Statement:

     (1) Capital Appreciation Fund, Convertible Fund, Government Fund, High Yield Corporate Bond Fund, Money Market Fund, Tax Free Fund, Total Return Fund, Value Fund:

          Financial Highlights for the years ended August 31, 1988, August 31, 1989, August 31, 1990, August 31, 1991, August 31, 1992, August 31,
          1993 and August 31, 1994; the period September 1, 1994 through December 31, 1994; the years ended December 31, 1995, December 31, 1996 and December 31, 1997.

     (2)  Equity Index Fund:

          Financial Highlights for the period December 2, 1990 (commencement of operations) to August 31, 1991; the fiscal years ended August 31, 1992, August 31, 1993 and August 31, 1994; the period September 1, 1994 through December 31, 1994; the years ended December 31, 1995, December 31, 1996 and December 31, 1997.

     (3) California Tax Free Fund and New York Tax Free Fund:

          Financial Highlights for the period October 1, 1991 (commencement of operations) through August 31, 1992; the years ended August 31, 1993 and August 31, 1994; the period September 1, 1994 through December 31, 1994; the years ended December 31, 1995, December 31, 1996 and December 31, 1997.

     (4) International Equity Fund and International Bond Fund:

          Financial Highlights for the period September 13, 1994 (commencement of operations) through December 31, 1994;

          the years ended December 31, 1995, December 31, 1996 and December 31, 1997.

     (5)  Strategic Income Fund:

          Financial Highlights for the period February 28, 1997 (commencement of operations) through December 31, 1997.

     (6)  Strategic Value Fund:

          Financial Highlights for the period October 21, 1997 (commencement of operations) through December 31, 1997.

Included in Part B of this Registration Statement:

          Financial Statements for NYLIFE Inc. as of December 31, 1997.

Incorporated by reference in Part B of this Registration Statement:

          California Tax Free Fund, Capital Appreciation Fund, Convertible Fund, Equity Index Fund, Government Fund, High Yield Corporate Bond Fund, International Bond Fund, International Equity Fund, Money Market Fund, New York Tax Free Fund, Tax Free Fund, Total Return Fund, Value Fund:

          Statement of Assets and Liabilities as of December 31, 1997;

          Statement of Operations for the year ended December 31, 1997;

          Statement of Changes in Net Assets for the years ended December 31, 1996 and December 31, 1997;

          Notes to Financial Statements;

          Portfolio of Investments at December 31, 1997.

          Strategic Income Fund:

          Statement of Assets and Liabilities as of December 31, 1997;

          Statement of Operations for the period February 28, 1997 (commencement of operations) through December 31, 1997;

          Statement of Changes in Net Assets for the period ended December 31, 1997.

          Notes to Financial Statements;

          Portfolio of Investments at December 31, 1997; and

Strategic Value Fund:


          Statement of Assets and Liabilities as of December 31, 1997;

          Statement of Operations for the period October 22, 1997 (commencement of operations) through December 31, 1997;

          Statement of Changes in Net Assets for the period ended December 31, 1997.

          Notes to Financial Statements;

          Portfolio of Investments at December 31, 1997; and

          Statements, schedules and historical information other than those listed above have been omitted since they are either not applicable or are not required.

b.       Exhibits:

         1.       (a)      Amended and Restated Declaration of Trust dated
                           August 30, 1991 -- Previously filed as Exhibit 1(a) to Post-Effective Amendment No. 13*
                  (b)      Fifth Amended and Restated Establishment and
                           Designation of Series of Shares of Beneficial
                           Interest, Par Value $.01 Per Share dated October 26,
                           1992 -- Previously filed as Exhibit 1(b) to Post-
                           Effective Amendment No. 16*
                  (c)      Establishment and Designation of Additional Series of
                           Shares of Beneficial Interest, Par Value $.01 Per
                           Share -- Previously filed as Exhibit 1(b) to Post-
                           Effective Amendment No. 11*
                  (d)      Form of Establishment and Designation of Additional
                           Series of Shares of Beneficial Interest, Par Value
                           $.01 Per Share -- Previously filed as Exhibit 1(b) to
                           Post-Effective Amendment No. 23*
                  (e)      Form of Declaration of Trust as Amended and Restated
                           December 31, 1994 -- Previously filed as Exhibit 1(e) to Post-Effective Amendment No. 27*
                  (f)      Form of Establishment and Designation of Additional
                           Series of Shares of Beneficial Interest, Par Value
                           $.01 Per Share -- Previously filed as Exhibit 1(e) to
                           Post-Effective Amendment No. 28*
                  (g)      Form of Establishment and Designation of an
                           Additional Series of Shares of Beneficial Interest,

                           Par Value $.01 Per Share -- Previously filed as
                           Exhibit 1(g) to Post-Effective Amendment No. 35*
                  (h) Establishment and Designation of an Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share -- Previously filed as Exhibit 1(h) to Post-Effective Amendment No. 38*

                  (i) Establishment and Designation of Additional Series of Shares of Beneficial Interest, Par Value $.01 Per Share --Previously filed as Exhibit 1(i) to Post--Effective Amendment No. 47*

         2.       (a)      Amended and Restated By-laws dated August 30, 1991
                           -- Previously filed as Exhibit 2 to Post-Effective
                           Amendment No. 13*
                  (b)      Amended and Restated By-Laws dated December 31,
                           1994 --Previously filed as Exhibit 2(b) to Post-
                           Effective Amendment No. 32*

         3.                Inapplicable

         4.                Specimen Share Certificate -- Previously filed as
                           Exhibit 4 to Pre-Effective Amendment No. 2*

         5.       (a)(1)   Revised Form of Investment Advisory Agreement --
                           Capital Appreciation Fund -- Previously filed as
                           Exhibit 5(a)(1) to Pre-Effective Amendment No. 2*
                     (2)   Revised Form of Investment Advisory Agreement --Value
                           Fund -- Previously filed as Exhibit 5(a)(2) to Pre-
                           Effective Amendment No. 2*
                     (3)   Revised Form of Investment Advisory Agreement --
                           Convertible Fund -- Previously filed as Exhibit
                           5(a)(3) to Pre-Effective Amendment No. 2*
                     (4)   Revised Form of Investment Advisory Agreement -- High
                           Yield Corporate Bond Fund --Previously filed as
                           Exhibit 5(a)(4) to Pre-Effective Amendment No. 2*
                     (5)   Revised Form of Investment Advisory Agreement --
                           Government Fund -- Previously filed as Exhibit
                           5(a)(5) to Pre-Effective Amendment No. 2*
                     (6)   Revised Form of Investment Advisory Agreement --Money
                           Market Fund -- Previously filed as Exhibit 5(a)(6) to
                           Pre-Effective Amendment No. 2*

                     (7) Form of Investment Advisory Agreement -- Tax Free Bond Fund -- Previously filed as Exhibit 5(a)(7) to Post-Effective Amendment No. 2*
                     (8) Revised Form of Investment Advisory Agreement --Total Return Fund -- Previously filed as Exhibit 5(a)(9) to Post-Effective Amendment No. 4*
                     (9) Form of Investment Advisory Agreement --Equity Index Fund -- Previously filed as Exhibit 5(a) to Post-Effective Amendment No. 7*
                     (10) Form of Investment Advisory Agreement --California Tax Free Fund and New York Tax Free Fund -- Previously filed as Exhibit 5(a) to Post-Effective Amendment No. 11*
                     (11) Form of Investment Advisory Agreement --International Equity Fund and International Bond Fund -- Previously filed as Exhibit 5 to Post-Effective Amendment No. 23*
                     (12)  Form of Investment Advisory Agreement--
                           Strategic Income Fund -- Previously filed as
                           Exhibit 5(a)(12) to Post-Effective Amendment
                           No. 35*
                     (13) Form of Management Agreement -- Strategic Value Fund -- Previously filed as Exhibit 5(a)(13) to Post Effective Amendment No. 38*
                     (14)(a)Management Agreement - Strategic Value Fund**
                     (14)(b)Management Agreement - All Funds except Strategic
                           Value Fund**

                  (b)(1) Form of Sub-Advisory Agreement -- Strategic Value Fund -- Previously filed as Exhibit 5(b)(1) to Post-Effective Amendment No. 38*

                  (b)(2) Form of Composite Sub-Advisory Agreement -- Previously filed as Exhibit 5(b)(2) to Post-Effective Amendment No. 42*

                  (b)(3)   Sub-Advisory Agreement - Blue Chip Growth Fund**
                  (b)(4)   Sub-Advisory Agreement - Growth Opportunities Fund**
                  (b)(5)   Sub-Advisory Agreement - Research Value Fund**
                  (b)(6)   Sub-Advisory Agreement - Small Cap Value Fund**
                  (b)(7)   Sub-Advisory Agreement - Equity Index Fund**
                  (b)(8) Sub-Advisory Agreement - with MacKay-Shields Financial Service Corporation**

         6.       (a)(1)   Form of Distribution Agreement -- Previously filed as
                           Exhibit 6(a) to Post-Effective Amendment No. 22*
                  (a)(2)   Distribution Agreement**
                  (b)(1)   Form of Soliciting Dealer Agreement -- Previously
                           filed as Exhibit 6(b) to Pre-Effective Amendment No.
                           1*

                  (b)(2)   Soliciting Dealer Agreement**

         7.                Inapplicable

         8.       (a)      Custodian Contract with State Street Bank and Trust
                           Company --Previously filed as Exhibit 8(a) to Pre-
                           Effective Amendment No. 1*
                  (b)      Fee schedule for Exhibit 8(a) -- Previously filed as
                           Exhibit 8(b) to Pre-Effective Amendment No. 2*
                  (c)      Custodian Contract with The Bank of New York --
                           Previously filed as Exhibit 8(a) to Post-Effective
                           Amendment No. 7*
                  (d)      Amendment to Custodian Contract with State Street
                           Bank and Trust Company**

         9.       (a)(1)   Form of Transfer Agency Agreement -- Previously filed
                           as Exhibit 9(a)(1) to Post-Effective Amendment No.
                           37*
                     (2)   Form of Subtransfer Agency Agreement -- Previously
                           filed as Exhibit 9(a)(2) to Post-Effective Amendment
                           No. 37*
                     (3)   Transfer Agency Agreement**
                     (4)   Sub-Transfer Agency
                           Agreement**
                  (b)(1)   Form of Administration Agreement -- Equity Index
                           Fund --Previously filed as Exhibit 9(b) to Post
                           Effective Amendment No. 20*
                     (2)   Form of Administration Agreement -- California Tax
                           Free Fund and New York Tax Free Fund -- Previously filed as Exhibit 9(b) to Post-Effective Amendment No.
                           21*
                     (3)   Form of Composite Administration Agreement --Capital
                           Appreciation Fund, Value Fund, Convertible Fund,
                           Total Return Fund, High Yield Corporate Bond Fund,
                           Government Fund and Tax Free Bond Fund --Previously filed as Exhibit 9(b) to Post-Effective Amendment No.
                           22*
                     (4)   Form of Administration Agreement -- International
                           Equity Fund and International Bond Fund --Previously filed as Exhibit 9(b) to Post-Effective Amendment No.
                           23*
                     (5)   Form of Administration Agreement -- Strategic Income
                           Fund -- Previously filed as Exhibit 9(b)(5) to Post-
                           Effective Amendment No. 35*

                  (c) Form of Fund Accounting Service Agreement -- Previously filed as Exhibit 9(11) to Post-Effective Amendment No. 6*
                  (d) Form of Guaranty Agreement -- Equity Index Fund -- Previously filed as Exhibit 9(c) to Post-Effective Amendment No. 7*
                  (e) Form of Services Agreement between The MainStay Funds and NYLIFE Distributors Inc. -- Previously filed as
                           Exhibit 9(b) to Post-Effective Amendment No. 25*
                  (f)      Form of Service Agreement -- Previously filed as
                           Exhibit 9(g) to Post-Effective Amendment No. 33*
                  (g) Form of Service Agreement with New York Life Benefit Services, Inc. -- Previously filed as Exhibit 9(g) to Post-Effective Amendment No. 37*
                  (h)      Fund Accounting Agreement**
                  (i)      Guaranty Agreement - Equity Index Fund**

         10.               Opinion and consent of counsel - Previously filed as
                           Exhibit 10 to Post-Effective Amendment No. 45 (accession number 0000950130-98-002195)*

         11.      (a)      Consent of independent accountants

         12.               Not applicable.

         13. Investment representation letter relating to initial capital -- Previously filed as Exhibit 13 to Pre-Effective Amendment No. 1*

         14.      (a)(1)   Revised Form of 403(b) Account Application --
                           Previously filed as Exhibit 14(a)(1) to Post-
                           Effective Amendment No. 3* (2) Revised Form of 403(b)
                           Custodial Agreement --Previously filed as Exhibit
                           14(a)(2) to Post-Effective Amendment No. 3*
                  (b)(1)   Form of 401(k) Adoption Agreement -- Previously
                           filed as Exhibit 14(b)(1) to Pre-Effective Amendment
                           No. 2*
                     (2)   Form of 401(k) Plan and Trust -- Previously filed as
                           Exhibit 14(b)(2) to Pre-Effective Amendment No. 2*
                  (c)(1)   Form of IRS Form 5305-A -- Previously filed as
                           Exhibit 14(c)(1) to Pre-Effective Amendment No. 2*
                     (2)   Revised Form of IRS Adoption Agreement and Custodian
                           Disclosure Statement*
                     (3)   Form of MainStay Funds Individual Retirement Account
                           Application and Transfer Request*

         15.      (a)(1)   Form of Composite Plan of Distribution pursuant to
                           Rule 12b-1 (Class A shares) as approved October 30,
                           1995 -- Capital Appreciation Fund, Value Fund,
                           Convertible Fund, Total Return Fund, High Yield
                           Corporate Bond Fund, Government Fund and Tax Free
                           Bond Fund -- Previously filed as Exhibit 15(a)(1) to
                           Post-Effective Amendment No. 32*
                     (2)   Form of Composite Plan of Distribution pursuant to
                           Rule 12b-1 (Class B Shares) as approved October 30,
                           1995 -- Capital Appreciation Fund, Value Fund,
                           Convertible Fund, Global Fund, Total Return Fund,
                           Natural Resources/Gold Fund, High Yield Corporate
                           Bond Fund, Government Fund and Tax Free Bond Fund - -
                           Previously filed as Exhibit 15(a)(2) to Post-
                           Effective Amendment No. 32*
                  (3)      Form of Plan of Distribution pursuant to Rule 12b-1
                           (Class A Shares) as approved October 30, 1995 --
                           International Equity Fund and International Bond
                           Fund --Previously filed as Exhibit 15(a)(3) to Post-
                           Effective Amendment No. 33*
                  (4)      Form of Plan of Distribution pursuant to Rule
                           12b-1 (Class B Shares) as approved October 30, 1995
                           -- International Equity Fund and International Bond
                           Fund --Previously filed as Exhibit 15(a)(4) to Post-
                           Effective Amendment No. 33*
                  (5)      Form of Plan of Distribution pursuant to Rule 12b-1
                           (Class A Shares) as approved October 30, 1995 --
                           California Tax Free Fund, New York Tax Free Fund and
                           Equity Index Fund -- Previously filed as Exhibit
                           15(a)(5) to Post-Effective Amendment No. 33*
                  (6)      Form of Plan of Distribution pursuant to Rule 12b-1
                           (Class B Shares) as approved October 30, 1995 --
                           California Tax Free Fund and New York Tax Free Fund--
                           Previously filed as Exhibit 15(a)(6) to Post-
                           Effective Amendment No. 33*
                  (7)      Form of Plan of Distribution pursuant to Rule 12b-1
                           (Class A Shares) -- MainStay Strategic Income Fund--
                           Previously filed as Exhibit 15(a)(7) to Post-
                           Effective Amendment No. 34*
                  (8)      Form of Plan of Distribution pursuant to Rule 12b-1
                           (Class B Shares) -- MainStay Strategic Income Fund--
                           Previously filed as Exhibit 15(a)(8) to Post-
                           Effective Amendment No. 34*
                  (9)      Form of Plan of Distribution pursuant to Rule 12b-1
                           (Class A shares) -- MainStay Strategic Value Fund --
                           Previously filed as Exhibit 15(a)(9) to Post-
                           Effective Amendment No. 38*

                  (10) Form of Plan of Distribution pursuant to Rule 12b-1 (Class B shares) -- MainStay Strategic Value Fund -- Previously filed as Exhibit 15(a)(10) to Post-Effective Amendment No. 38*
                  (11) Form of Composite Plan of Distribution pursuant to Rule 12b-1 as approved October 24, 1997 -Previously filed as Exhibit 15(a)(ii) to Post-Effective Amendment No. 42*

                  (12) Form of Plan of Distribution pursuant to Rule 12b-1 (Class C shares)

         16.      Not applicable

         17.      Not applicable

         18. Form of Multiple Class Plan Pursuant to Rule 18f-3 --Previously filed as Exhibit 18 to Post-Effective Amendment No. 30*

                  *        Incorporated herein by reference

                  **       To be filed by amendment.

Item 25.                   Persons Controlled by or under Common Control with
                           Registrant

         The following chart indicates the persons controlled by New York Life:

                                                                                                     Percent of Voting Securities
Name                                                         Jurisdiction of Organization            Owned
----                                                         ----------------------------            -----
Eagle Strategies Corporation                                 Arizona                                 100%
Greystone Realty Corporation                                 Delaware                                100%
  which owns 100% of the shares of
     Greystone Realty Management, Inc.                       Delaware
NYLIFE Administration Corp.                                  Texas                                   100%
MacKay-Shields Financial Corporation                         Delaware                                100%
MSC Holding, Inc. (formerly Magnus Software                  Georgia                                 85.43%
Corporation, Inc.)
Madison Square Advisors, Inc.                                Delaware                                100%

                                                                                                     Percent of Voting Securities
Name                                                         Jurisdiction of Organization            Owned
----                                                         ----------------------------            -----

MainStay Institutional Funds Inc.                            Maryland                                ***
MainStay Management, Inc.                                    Delaware                                100%
MainStay Shareholder Services, Inc.                          Delaware                                100%
Monitor Capital Advisors, Inc.                               Delaware                                100%
NYLIFE SFD Holding, Inc.                                     Delaware                                100%
 which owns 83.33% of NYLIFE
  Structured Asset Management Company Ltd.                   Texas
New York Life Capital Corporation                            Delaware                                100%
New York Life Fund, Inc.                                     New York                                *
New York Life Insurance and Annuity Corporation              Delaware                                100%
New York Life International Investment Inc.                  Delaware                                100%
  which owns 100% of the shares of:
  Monetary Research Ltd.                                     Bermuda
    and 100% of the shares of:
      NYL Management Limited                                 United Kingdom
MainStay VP Series Fund, Inc.                                Maryland                                *
New York Life International, Inc. (formerly New York         Delaware                                100%
Life Worldwide Holding Inc.), which owns 100% of the shares of:
   New York Life Worldwide Capital, Inc.                     Delaware
   New York Life Worldwide Development, Inc.                 Delaware
   New York Life Worldwide (Bermuda) Ltd.                    Bermuda
New York Life Insurance Worldwide Ltd.                       Bermuda
and owns 99.97% of the shares of
   New York Life (U.K.) Ltd.,                                England
  which owns 100% of the shares of:
Windsor Construction Company Limited                         England
   and 33.3% of
   Japan Gamma Asset Management Limited Japan
    and 31.5% of the shares of:

                                                                                                     Percent of Voting Securities
Name                                                         Jurisdiction of Organization            Owned
----                                                         ----------------------------            -----
   Life Assurance Holding Corporation Limited,               Japan
    which owns 100% of the shares of:
  Windsor Life Assurance Company Limited
    and which owns 51% of the shares of:
  KOHAP New York Life Insurance Ltd.                         South Korea
    and which owns 50.2% of the shares of:
P.T. Asuransi Jiwa Sewur - New York                          Indonesia
     and which owns 49% of the shares of:
  GEO New York Life, S.A.
NYLIFE Depositary Corporation which owns 16,.67% of          Delaware                                100%
NYLIFE Structured Asset Management Company Ltd.              Texas
New York Life Benefit Services, Inc. which owns 100%         Massachusetts                           100%
of    ADQ Insurance Agency Inc.                              Massachusetts
New York Life Trust Company                                  New York                                100%
NYLIFE Distributors Inc.                                     Delaware                                100%
NYLIFE Healthcare Management Inc., which owns                Delaware
54.3% of total combined stock and 89.6% of the
   voting rights of:
   Express Scripts, Inc., which owns 100% of the shares of:  Delaware
    Great Plains Reinsurance Company                         Canada
    Practice Pattern Science, Inc.
    ESI Canada Holdings, Inc.,                               Canada
       which owns 100% of the shares of:
     ESI Canada, Inc.                                        Canada
     IVTx of Houston, Inc.                                   Texas
     IVTx of Dallas, Inc.                                    Texas
     PhyNet, Inc.                                            Delaware
Express Scripts Vision Corporation                           Delaware
NYLCare Health Plans, Inc.                                   Delaware
(formerly Sanus Corp. Health Systems), which owns
100% of the shares of:
         New York Life and Health Insurance Company          Delaware
         Avanti Corporate Health Systems Inc.                Delaware

                                                                                                     Percent of Voting Securities
Name                                                         Jurisdiction of Organization            Owned
----                                                         ----------------------------            -----
         Avanti Health Systems, Inc.,                        Texas
           which owns 100% of the shares of:
                Avanti of the District, Inc.                 Maryland
                Avanti of Illinois, Inc.                     Illinois
                Avanti of New York, Inc.                     New York
                Avanti of New Jersey, Inc.                   New Jersey
        and owns 80% of the shares of:
NYLCare Health Plans of the Mid-Atlantic, Inc.,              Maryland
  which owns 100% of the shares of:
                 Physicians Health Services Foundation, Inc. Maryland
         Lonestar Holding Co., which owns 90% of the         Delaware
           shares of:
                 Lone Star Health Plan, Inc.
                   which owns 100% of  the  shares of:       New York
                         NYLCare Health Plans of the Gulf
                           Coast, Inc.                       Texas
Prime Provider Corp., which owns 100% of the shares of:      New York
     Prime Provider Corp. of Texas                           Texas
NYLCare Health Plans of Connecticut, Inc.                    Connecticut
Sanus Dental Plan of N.J. Inc.                               New Jersey
NYLCare Dental Plans of the Southwest, Inc.                  Texas
NYLCare Health Plans of New York, Inc.                       New York
NYLCare Health Plans of Connecticut, Inc.                    Connecticut
NYLCare Health Plans of the Midwest, Inc.                    Illinois
NYLCare Health Plans of New Jersey, Inc.                     New Jersey
NYLCare of Texas, Inc.,                                      Texas
  which owns 100% of the shares of:
     NYLCare Passport PPO of the Southwest, Inc.             Texas
     NYLCare Preference Services, Inc.                       Maryland
Sanus Preferred Providers West, Inc.                         California
Sanus Preferred Services of Illinois, Inc.                   Illinois
NYLCare Health Plans of the Southwest, Inc.                  Texas

                                                                                                     Percent of Voting Securities
Name                                                         Jurisdiction of Organization            Owned
----                                                         ----------------------------            -----
WellPath of Arizona Reinsurance Company                      Arizona
NYLCare Health Plans of Louisiana, Inc.                      Louisiana
NYLCare of New England, Inc.                                 Delaware
Sanus - Northeast, Inc.                                      Delaware
NYLCare Health Plans of Maine, Inc.                          Maine
NYLCare NC Holdings, Inc.                                    Delaware
  which owns 50% of the shares of :
WellPath Community Health Plan Holdings, L.L.C.              North Carolina
   which owns 100% of:
WPCHP Holdings, Inc.                                         Delaware
    and 99% of:
      WellPath Preferred Services, L.L.C. and                North Carolina
      WellPath Select Holdings, L.L.C.                       North Carolina
         which owns 100% of:
      WellPath Select, Inc.                                  North Carolina
      WellPath of Carolina, Inc.                             North Carolina
Sanus of New York and New Jersey, Inc.                       New York
NYLCare Health Plans of Pennsylvania, Inc.                   Pennsylvania
Docservo, Inc.                                               New York
The ETHIX Corporation,                                       Delaware
   which owns 100% of the shares of:
         ETHIX Great Lakes, Inc.                             Michigan
         ETHIX Mid-Atlantic, Inc.                            Pennsylvania
         ETHIX Midlands, Inc.                                Delaware
         ETHIX Mid-Rivers, Inc                               Missouri
         ETHIX Northwest Public Services, Inc.               Washington
         ETHIX Northwest, Inc.                               Washington
         which owns 100% of:
        NYLCare Health Plans Northwest, Inc.                 Washington

                                                                                                     Percent of Voting Securities
Name                                                         Jurisdiction of Organization            Owned
----                                                         ----------------------------            -----
        ETHIX Pacific, Inc.                                  Oregon
        ETHIX Risk Management, Inc.                          Oregon
        ETHIX Southeast, Inc.                                North Carolina
        ETHIX Southwest, Inc.                                Texas
Benefit Panel Services which owns 100% of the shares of      California
VivaHealth, Incorporated and BPS Health Plan Administrators  California
One Liberty Plaza Holdings, Inc.                             Delaware
NYLIFE Inc.                                                  New York                                100%
NYLIFE Insurance Company of Arizona                          Arizona                                 100%
NYLIFE Refinery, Inc.                                        Delaware                                100%
NYLIFE Securities Inc.                                       New York                                100%
NYLINK Insurance Agency Incorporated                         Delaware                                100%
which owns 100% of the shares of:
    NYLINK Insurance Agency of Alabama,                      Alabama
      Incorporated
    NYLINK Insurance Agency of New Mexico,                   New Mexico
      Incorporated
     NYLINK Insurance Agency of Hawaii, Incorporated         Hawaii
     NYLINK Insurance Agency of Massachusetts,               Massachusetts
          Incorporated
NYLTEMPS Inc.                                                Delaware                                100%

---------------------

+ By including the indicated corporations in this list, New York Life is not stating or admitting that said corporations are under its actual control; rather, these corporations are listed here to ensure full compliance with the requirements of this Form N-1A.

* New York Life serves as investment adviser to these entities, the shares of which are held of record by separate accounts of New York Life (for the New York Life Fund, Inc.) and NYLIAC (for the MainStay VP Series Fund, Inc.). New York Life disclaims any beneficial ownership and control of these entities.

**  New York Life Foundation does not issue voting securities.

*** New York Life Insurance Company, MacKay-Shields Financial Corporation and
    Monitor Capital Advisors, Inc. serve as sub-advisers to this entity.

Item 26.          Number of Holders of Securities (as of  May 31,1998)

                                                                                    (2)

                                                                  Number of
Title of Class                                                 Record Holders

Shares of beneficial interest:                        Class A                    Class B
-----------------------------                         -------                    -------
Capital Appreciation Fund                             19,633                    145,633
Value Fund                                             9,238                    100,444
Convertible Fund                                       3,270                     42,030
High Yield Corporate Bond Fund                         7,440                    107,192

                                                                  Number of
Title of Class                                                 Record Holders

Shares of beneficial interest:                        Class A                    Class B
-----------------------------                         -------                    -------
Government Fund                                          818                     36,673
Tax Free Bond Fund                                       397                     14,822
Money Market Fund                                      5,120                     34,067
Total Return Fund                                      5,476                     88,903
Equity Index Fund                                     25,361                       N/A
California Tax Free Fund                                 400                        251
New York Tax Free Fund                                   389                        174

                                                                  Number of
Title of Class                                                 Record Holders

Shares of beneficial interest:                        Class A                    Class B
-----------------------------                         -------                    -------
International Equity Fund                              1,658                      9,478
International Bond Fund                                  326                      2,249
Strategic Income Fund                                    466                      2,551
Strategic Value Fund                                     725                      3,546
Small Cap Growth Fund                                      1                          1
Small Cap Value Fund                                       1                          1
Blue Chip Growth Fund                                      1                          1
Equity Income Fund                                         1                          1
Growth Opportunities Fund                                  1                          1
Research Value Fund                                        1                          1
Global High Yield Fund                                     1                          1

Item 27.  Indemnification

         New York Life Insurance Company maintains Directors & Officers Liability insurance coverage totaling $100 million. The coverage limit applies each year and has been extended to cover Directors, Trustees and Officers of the Trust, and subsidiaries and certain affiliates of New York Life. Subject to the policies' terms, conditions, deductible and retentions, Directors, Officers and Trustees are covered for claims, including related expenses, made against them while acting in their capacities as such. The primary policy in the amount of $25 million is issued by National Union Fire Insurance Company of Pittsburgh, PA, and the excess policies in the amount at $75 million are issued by various insurance companies. The issuing insurance companies may be changed from time to time and there is no assurance that any or all of the current coverage will be maintained by New York Life.

         Article IV of Registrant's Declaration of Trust states as follows:

         Section 4.3.  Mandatory Indemnification.

         (a) Subject to the exceptions and limitations contained in paragraph
(b) below:

              (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

              (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Trustee or officer:

              (i)  against any liability to the Trust or a Series thereof or the

         Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

              (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

              (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
         (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (A) by the court or other body approving the settlement or other disposition; or

                  (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceedings of the character described in paragraph (a) of this
Section 4.3 shall be advanced by the Trust or a Series thereof to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient, to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

              (i) such undertaking is secured by surety bond or some other appropriate security provided by the recipient, or the Trust or a Series thereof shall be insured against losses arising out of any such advances; or

              (ii) a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Disinterested Trustees acts on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

         As used in this Section 4.3, a "Non-interested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business or Other Connections of Investment Adviser

         The business of MainStay Management, Inc., New York Life Insurance Company, GAMCO Investors, Inc., John A. Levin & Co., Inc., Dalton, Greiner, Hartman, Maher & Co., MacKay-Shields Financial Corporation and Monitor Capital Advisors, Inc. is summarized under "Know with Whom You're Investing" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

         The business or other connections of each director and officer of MainStay Management, Inc. is currently listed in the investment adviser registration on Form ADV for MainStay Management, Inc. (File No. 801-54912) and is hereby incorporated herein by reference.

         The business or other connections of each director and officer of MacKay- Shields Financial Corporation is currently listed in the investment adviser registration on Form ADV for MacKay-Shields Financial Corporation (File No. 801- 5594) and is hereby incorporated herein by reference.

         The business or other connections of each director and officer of Monitor Capital Advisors, Inc. is currently listed in the investment adviser registration on Form ADV for Monitor Capital Advisors, Inc. (File No. 801-34412) and is hereby incorporated herein by reference.

         The business or other connections of each director and officer of New York Life Insurance Company is currently listed in the investment adviser registration on Form ADV for New York Life Insurance Company (File No. 801-19525) and is hereby incorporated herein by reference.

         The business or other connections of each director and officer of GAMCO Investors, Inc. is currently listed in the investment adviser registration on Form ADV for GAMCO Investors, Inc. (File No. 801-14132) and is hereby incorporated herein by reference.

         The business or other connections of each director and officer of John
A. Levin & Co., Inc. is currently listed in the investment adviser registration on Form ADV for John A Levin & Co., Inc. (File No. 801-52602) and is hereby incorporated herein by reference.

         The business or other connections of each director and officer of Dalton, Greiner, Hartman, Maher & Co. is currently listed in the investment adviser registration on Form ADV for Dalton, Greiner, Hartman, Maher & Co. (File No. 801-36175) and is hereby incorporated here in by reference.

Item 29.  Principal Underwriters

         (a)  None.

         (b)

                                                                                           (3)

(1)                                 (2)                                                 Positions and
Name and Principal                  Position and Office with                            Offices with
Business Address                    NYLIFE Distributors Inc.                            Registrant
----------------                    -----------------------                             ----------
Davidson, Sheila(2)                 Chief Compliance Officer                            None
Boyce, Jefferson C.(2)              Director                                            Senior Vice President
Brady, Robert E.(1)                 Director and Vice President                         None
Boccio, Frank M.(2)                 Director                                            None
Rock, Robert D.(2)                  Director                                            None
Gallo, Michael G.(2)                Director                                            None
Hildebrand, Phillip J.(2)           Director                                            None
Roussin, Stephen(3)                 Director                                            President and Chief

Polis, Anthony W.(3)                Vice President and Chief                            Chief Financial Officer
Calhoun, Jay S.(2)                  Vice President and Treasurer                        None
Warga, Thomas J.(2)                 Senior Vice President and General Auditor           None
Livornese, Linda M.(2)              Vice President                                      None
Murray, Thomas J.(2)                Corporate Vice President                            None
Zuccaro, Richard W.(2)              Tax Vice President                                  Tax Vice
Krystel, David J.(2)                Vice President                                      None
O'Byrne, John H.(2                  Vice President and Chief                            None
Adasse, Louis H.(2)                 Corporate Vice President                            None
Daoust, George R.(3)                Assistant Vice President                            None
Arizmendi, Arphiela(3)              Corporate Vice President                            Assistant Treasurer
Cirillo, Antoinette B.(3)           Assistant Vice President                            Assistant Treasurer
Lorito, Geraldine(3)                Assistant Vice President                            Assistant Treasurer
Gomez, Mark A.(2)                   Assistant Secretary                                 None

(1)      260 Cherry Hill Road, Parsippany, NJ 07054
(2)      51 Madison Avenue, New York, NY 10010
(3) Morris Corporate Center I, Building A, 300 Interpace Parkway, Parsippany, NJ 07054

            (c)  Inapplicable.

Item 30.  Location of Accounts and Records.

         Certain accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, the Manager and NYLIFE Distributors Inc., Morris Corporate Center I, Building A, 300 Interpace Parkway, Parsippany, NJ 07054, at MacKay-Shields Financial Corporation, 9 West 57th Street, New York, NY 10019; Monitor Capital Advisors, Inc., 504 Carnegie Center, Princeton, New Jersey 08540; New York Life Insurance Company, 51 Madison Avenue, New York, NY 10010; GAMCO Investors, Inc., One Corporate Center, Rye, NY 10580; John A. Levin & Co., Inc., One Rockefeller Plaza, 25th Floor, New York, NY 10020; Dalton, Greiner, Hartman, Maher & Co., 1100 Fifth Ave. South, Suite 301, Naples, FL 34102.. Records relating to the Registrant's transfer agent are maintained by MainStay Shareholder Services Inc., 200 Cherry Hill Road, Parsippany, NJ 07054. Records relating to the duties of the Registrant's custodian for the Capital Appreciation Fund, Convertible Fund, High Yield Corporate Bond Fund, Government Fund, Money Market Fund, Tax Free Fund, Total Return Fund and Value Fund are maintained by State Street Bank and Trust Company, 1776 Heritage Drive, Quincy, MA 02171; and records relating to Registrant's custodian for the California Tax Free Fund, New York Tax Free Fund, International Equity Fund, International Bond Fund, Equity Index Fund, Strategic Income Fund and Strategic Value Fund are maintained by The Bank of New York, 110 Washington Street, New York, NY 10286.

Item 31.  Management Services.

         Inapplicable.

Item 32.  Undertakings.

         The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Parsippany
and the State of New Jersey, on the ___ day of          , 1998.

                                    THE MAINSTAY FUNDS

                                    By:     /s/ Stephen C. Roussin
                                            -----------------------------
                                            STEPHEN C. ROUSSIN, President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on , 1998.

          Signatures                               Title
          ----------                               -----

         *                                 Chairman and Trustee
---------------------
DONALD K. ROSS

/s/ Stephen C. Roussin                     President, Chief Executive
---------------------
STEPHEN C. ROUSSIN                         Officer and Trustee

/s/ Anthony W. Polis                       Chief Financial Officer
---------------------
ANTHONY W. POLIS                           (Principal Financial and
                                           Accounting Officer)

         *                                 Trustee
---------------------
EDWARD J. HOGAN

         *                                 Trustee
---------------------
HARRY G. HOHN

         *                                 Trustee
---------------------
RICHARD M. KERNAN, JR.

         *                                 Trustee
---------------------
NANCY M. KISSINGER

         *                                 Trustee
---------------------
TERRY L. LIERMAN

         **                                Trustee
---------------------
JOHN B. McGUCKIAN

         *                                 Trustee
---------------------
DONALD E. NICKELSON

         *                                 Trustee
---------------------
RICHARD S. TRUTANIC

         *                                 Trustee
---------------------
WALTER W. UBL

/s/ Jeffrey L. Steele
---------------------
JEFFREY L. STEELE

* Executed by Jeffrey L. Steele pursuant to a power of attorney filed with Post-Effective Amendment No. 44 on March 17, 1998.

** Executed by Jeffrey L. Steele pursuant to a power of attorney filed with Post-Effective Amendment No. 40 on August 28, 1997

                                 EXHIBIT INDEX

         Exhibit                                    Item

Consent of Independent Accountants                  11(a)

Form Plan of Distribution pursuant                  15(12)
to Rule 12b-1(Class C shares)